                          SemiAnnual Report    June 30, 2000

Discovery Select(R) Variable Annuity











                                   [GRAPHIC]


































IFS-200007-A051729

                                                            [Logo of Prudential]

This Report includes the financial statements of the variable investment options in the Discovery Select(R) Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996.

Important Note
This Report may be used with the public only when preceded or accompanied by the current prospectus for the Discovery Select Variable Annuity and the current Quarterly Performance Updates. The Quarterly Performance Updates reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

  The prospectus contains complete details on risks, charges and expenses for the Discovery Select Variable Annuity and the variable investment options. Read the prospectus carefully prior to investing or sending money.

  Like most annuity contracts, Discovery Select Variable Annuity contains exclusions, limitations, reductions of benefits and terms for keeping it in force. Your financial professional will be glad to provide you with costs and complete details.

  All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

Table of Contents
--------------------------------------------------------------------------------

 Letter to Contract Owners...................................................  3
 Commentary and Outlook......................................................4-7

 The Prudential Series Fund, Inc. Portfolios
     Money Market Portfolio
     Diversified Bond Portfolio
     Diversified Conservative Growth Portfolio
     High Yield Bond Portfolio
     Stock Index Portfolio
     Equity Income Portfolio
     Equity Portfolio
     Prudential Jennison Portfolio
     20/20 Focus Portfolio
     Small Capitalization Stock Portfolio
     Global Portfolio
 AIM Variable Insurance Funds, Inc.
     AIM V.I. Growth and Income Fund
     AIM V.I. Value
 Alliance Variable Products Series Fund, Inc.
     Alliance Premier Growth Portfolio

 American Century Variable Portfolios
     American Century VP Value Fund

 Davis Variable Account Fund, Inc.
     Davis Value Portfolio

 Franklin(R) Templeton(R) Variable Products Series Fund
     Franklin(R) Small-Cap Fund--Class II

 Janus Aspen Series
     Janus Aspen Growth Portfolio
     Janus Aspen International Growth Portfolio

 MFS(R) Variable Insurance TrustSM
     MFS(R) Emerging Growth Series
     MFS(R) Research Series

 OpCap Advisors
     OCC Accumulation Trust-Managed Portfolio
     OCC Accumulation Trust Small Cap Portfolio

 T. Rowe Price Investment Services, Inc.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price International Stock Portfolio

 Warburg Pincus Trust
     Warburg Pincus Global Post-Venture Capital Portfolio

                        The Prudential Series Fund, Inc.
                               Board of Directors


John R. Strangfeld                    W. Scott McDonald, Jr., Ph.d.
Chairman,                             Vice President,
The Prudential Series Fund, Inc.      Kaludis Consulting Group


SAUL K. FENSTER, Ph.D.                JOSEPH  WEBER, Ph.D.
President,                            Vice President,
New Jersey Institute of Technology    Interclass (international corporate
                                      learning)

Letter to Contract Owners
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000



CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."



Dear Contract Owner:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

Looking back
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

Maintain a long-term outlook
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

Diversification is key
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

Rely on your financial professional
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

Equity Commentary
--------------------------------------------------------------------------------
June 30, 2000

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the see saw like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks--basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with midcap growth stocks the only equity market capitalization range with strong returns.

Performance of Key Stock Market Indexes
Through June 30, 2000

[GRAPH]

         S&P/      S&P/       Russel    Russell     MSCI       MSCI      MSCI
  S&P    BARRA     BARRA      2000      2000      World Free   Europe    Japan
  500    Value     Growth     Value     Growth     Index*      Index*    Index*

-0.43%   -4.07%     2.63%     5.85%      1.23%      -2.56%      -3.08%   -5.37%

Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.


*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.

IFS-200001-A050472

Equity Outlook
--------------------------------------------------------------------------------
June 30, 2000


Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.

Performance of U.S. Market Sectors Through June 30, 2000

Year to Date


[GRAPH]

                     Capital               Communication     Basic      Consumer                Consumer
Technology   Energy   Goods    Utilities    Services       Materials   Cyclicals   Healthcare   Staples   Financials  Transportation

  3.0%        4.7%    -1.2%      15.3%       -15.1%         -24.8%      -18.9%       23.7%        -2.4%     -0.5%        5.0%


S&P 500 Index Sector Weightings

[GRAPH]

Technology 32.8%
Financials 12.7%
Healthcare 11.6%
Consumer Staples 10.3%
Consumer Cyclicals 7.4%
Capital Goods 8.0%
Communication Services 6.8%
Energy 5.4%
Basic Materials 1.9%
Utilities 2.5%
Transportation 0.6%

Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

Bond Commentary
--------------------------------------------------------------------------------
June 30, 2000


A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

Performance of Fixed-Income Market Indexes Through June 30, 2000


      Global            U.S. Mortgage-    Emerging                    U.S. Aggregate    U.S. Corp.                    U.S. Corporate
(U.S. dollar) Index   Backed Securities   Markets   U.S. Treasuries     Index        Invest. Grade   U.S. Municipals   High Yield
       -0.08%                3.67%         7.59%         5.37%            3.99%          2.68%            4.48%           -1.21%


Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


IFS-200001-A050472

Bond Outlook 2000
--------------------------------------------------------------------------------
June 30, 2000

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------

The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles. Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

IFS-200001-A050472

Prudential Series Fund

Money Market Portfolio
--------------------------------------------------------------------------------
June 30, 2000


Investment Goal

Current income, stability of capital and maintenance of liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.


Seven-Day Current Net Yields

              Money Market Portfolio1    Average Money Market Fund3

                         4.63                           4.28
July|99                  4.73                           4.33
                         4.73                           4.35
                         4.77                           4.38
                         4.84                            4.4
Aug|99                   4.82                           4.42
                         4.83                           4.42
                         4.85                           4.47
                         4.88                            4.5
                          4.9                           4.55
Sept|99                  4.95                           4.59
                         4.96                           4.61
                         4.98                           4.65
                         5.03                           4.67
Oct|99                   5.09                           4.68
                         5.11                           4.71
                         5.11                           4.74
                         5.14                           4.77
Nov|99                   5.16                           4.81
                         5.19                           4.81
                         5.24                           4.87
                         5.28                           4.92
                         5.29                           4.98
Dec|99                   5.38                           5.01
                         5.46                           5.07
                         5.56                           5.13
                         5.65                           5.16
Jan|00                   5.56                           5.07
                          5.7                           5.17
                         5.67                           5.14
                         5.72                           5.11
Feb|00                   5.58                           5.12
                          5.6                           5.13
                          5.6                           5.16
                          5.6                           5.17
                         5.63                           5.19
March|00                 5.62                           5.19
                         5.61                            5.2
                         5.62                           5.24
                         5.68                           5.29
April|00                 5.72                           5.36
                         5.74                           5.35
                         5.73                           5.38
                         5.75                           5.39
May|00                   5.76                            5.4
                         5.74                           5.42
                         5.84                           5.49
                         5.97                           5.61
                         6.11                           5.69
June|00                  6.14                           5.74
                         6.15                           5.78
                         6.17                           5.81
                         6.12                           5.86


Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/27/2000.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 Source: iMoneyNet, Inc. As of 6/27/2000, based on 316 funds in the iMoneyNet General Purpose Universe.



Performance Summary

                                        Six                                                       7-day
Average Annual Returns                 Months    1-Year    3-Year    5-Year    10-Year     Current Net Yield1
Money Market Portfolio/1/               2.94%     5.65%     5.38%     5.37%     5.07%            6.12%
---------------------------------------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg./2/       2.80%     5.34%     5.13%     5.14%     4.82%            N/A


Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.


The six months that ended on June 30, 2000, were ripe with attractive opportunities to invest in money market securities. The Federal Reserve repeatedly increased short-term interest rates, which pushed money market yields sharply higher. Our investment strategy enabled the Portfolio to benefit from this trend.

The Prudential Series Fund Money Market Portfolio returned 2.94% for the six months, compared with a 2.80% return reported by the average money market fund as tracked by Lipper, Inc. On June 27, 2000, the Portfolio's seven-day yield was 6.12%, up from 5.65% on December 28, 1999.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)


Performance Review
--------------------------------------------------------------------------------
The Fed's short-term rate hikes have led to higher yields on money market funds, but yields on long-term U.S. Treasuries have fallen amid a shrinking supply of these securities. Therefore, yields on money market funds have generally reached levels that are comparable with yields on long-term Treasuries.

Strategy Session
--------------------------------------------------------------------------------
As we discussed in our previous letter to shareholders, the Portfolio has sizable holdings of adjustable-rate securities, most of which carry interest rates that adjust periodically based on London Interbank Offered Rates (LIBORs).

These adjustable-rate securities were issued in 1999 with unusually wide yield spreads by banks and corporations rushing to complete their year-end borrowing early. The companies wanted to minimize any problems that might occur if computers malfunctioned when switching their internal dates from 1999 to 2000. After the change of year proceeded relatively smoothly in the financial markets, yield spreads on adjustable-rate securities began to narrow toward historical norms. This trend enhanced the Portfolio's relative performance.

In early 2000, the Federal Reserve was expected to increase short-term interest rates to curb U.S. economic growth and check inflation. Investors began to push money market yields higher in anticipation of this change in monetary policy.

Our Portfolio positioning allowed us the flexibility to avoid purchasing longer-term money market securities and to essentially wait for short-term rates to rise to levels commensurate with our expectations for tighter monetary policy. Specifically, the Portfolio's weighted average maturity (WAM), which had begun the quarter significantly longer than that of its competition, gradually shortened. (WAM is a measurement tool that determines a Portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a Portfolio.) Having our WAM shorten enabled the Portfolio to have plenty of money to buy money market securities when sharply higher yields became available later in the spring of 2000.

In light of the Fed's short-term rate increases in February, March and May, yields on one-year bank and corporate securities nearly rose to 7.50% in May and June. Although these yields were attractive, we bought six-month securities because we believed the Fed would continue to raise rates aggressively. Our purchases lengthened the Portfolio's WAM until it was once again longer than that of its competitive average. It is always tough to predict when rates will peak, and in hindsight we should have bought one-year securities in the last week of May and early June, because money market yields seem to have crested during that time.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Manolita Brasil and Joseph Tully

[PHOTO OF MANOLITA BRASIL]

[PHOTO OF JOSEPH TULLY]

"We believe the Fed's unusually large half-point rate hike in May could signal that its current round of tightening monetary policy is nearly over. We expect economic activity to continue to moderate this year, decreasing the amount of additional Fed rate hikes that might be necessary."

Portfolio Composition

                             as of 6/30/2000
                             ---------------

Other Commercial Paper                 26.9%
Other Corporate Obligations            21.8%
Yankee Commercial Paper                14.8%
U.S. Bank Obligations (Domestic)       13.8%
Foreign Bank Obligations               10.1%
Bank Holding Company Obligations        6.7%
Loan Participations                     3.0%
Funding Agreements                      1.6%
U.S. Government & Agencies              1.3%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Diversified Bond Portfolio


June 30, 2000
--------------------------------------------------------------------------------


INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.


$10,000 Invested Over Ten Years

              Diversified Bond   Lipper (VIP) Corp.   Lehman Aggregate
                Portfolio1       Debt BBB Avg.2      Bond Index3

June 90            10,000              10,000              10,000
                   10,599              10,364              10,596
June 91            11,075              10,923              11,070
                   12,341              12,136              12,292
June 92            12,676              12,512              12,624
                   13,228              13,091              13,202
June 93            14,185              14,184              14,112
                   14,569              14,691              14,489
June 94            14,013              13,968              13,928
                   14,098              14,068              14,066
June 95            15,801              15,806              15,676
                   17,020              16,919              16,665
June 96            16,759              16,654              16,462
                   17,769              17,592              17,270
June 97            18,499              18,158              17,804
                   19,291              19,370              18,937
June 98            20,147              20,156              19,681
                   20,671              20,744              20,582
June 99            20,332              20,330              20,300
                   20,519              20,408              20,413
June 2000          21,095              20,996              21,227


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio/1/          2.80%   3.75%   4.47%   5.95%   7.75%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg./2/    3.08%   3.48%   5.08%   5.95%   7.68%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index/3/         3.99%   4.56%   6.04%   6.25%   7.82%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.


Prices of investment-grade U.S. corporate bonds could not keep up with gains in the prices of longer-term U.S. Treasuries during the six months that ended on June 30, 2000. Corporate bonds underperformed as that market sold off, because the Federal Reserve repeatedly increased short-term interest rates, and strong investor demand for a shrinking supply of longer-term Treasuries caused their prices to rally.

Within the corporate bond market, BBB-rated debt securities did not perform as well as higher-rated bonds because many market participants favored the more conservative investments. The Portfolio's holdings of BBB-rated corporate bonds were therefore a drag on its relative performance.

The Prudential Series Fund Diversified Bond Portfolio returned 2.80% for the six months compared with 3.08% for the Lipper (VIP) Corporate Debt BBB Average.


Performance Review
--------------------------------------------------------------------------------
U.S. high-yield corporate bonds, or junk bonds, also underperformed Treasuries during the six months. Besides the rise in short-term rates, the high-yield bond market was hurt by a record level of redemptions from mutual funds that invest in high-yield bonds. We reduced our exposure to these below-investment-grade debt securities.

Strategy Session
--------------------------------------------------------------------------------
During most of the first half of 2000, the difference between the yields of investment-grade U.S. corporate bonds and comparable U.S. Treasury securities widened dramatically. Two major developments drove this trend.

First, investors pushed corporate bond yields higher (and their prices lower) as the Federal Reserve raised short-term rates three times to cool off the U.S. economy and dampen inflation. Fear that an economic slowdown could sap corporate profits also hurt corporate bonds.

Second, yields on longer-term Treasuries fell (and their prices rose) as investors rushed to buy a dwindling supply of these securities. The U.S. Treasury Department reduced issuance of its securities and began to buy back up to $30 billion of mostly longer-term Treasuries by the end of the year. Growing federal budget surpluses have lowered the government's borrowing needs and allowed it to pay off some of its publicly held debt.

We adopted a more defensive investment strategy reflecting the trend toward tighter monetary policy. We sold some of our longer-term corporate bonds and purchased shorter-term corporate bonds to maintain yield while reducing price risk and volatility. We also took profits on some of the Portfolio's emerging market bonds, which had performed well in the first three months of 2000. We used some of the proceeds to buy longer-term Treasuries, which increased the Portfolio's overall holdings of Treasuries to 15% of its total investments as of June 30, 2000, from 10% as of December 31, 1999.

From a credit quality perspective, our high-yield bonds consisted mostly of BB-rated securities that performed relatively well versus the high-yield market. We sold some of our BB-rated bonds, which fell to 7% of the Portfolio's total investments from 11%. BBB-rated corporate bonds accounted for roughly 40% of the Portfolio's total investments throughout the six months. Despite their strong performance in June, BBB was the worst-performing ratings category among investment-grade corporate bonds for the period ending June 30, 2000. Therefore, our large BBB exposure hurt the Portfolio's relative performance, as did losses on our Conseco bonds, whose rating was downgraded by major credit rating agencies.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Steven Kellner

[PHOTO OF STEVEN KELLNER]

"Prices of investment-grade U.S. corporate bonds rallied in June as signs of slower U.S. economic growth fueled hope that the Fed may be nearly finished tightening monetary policy for this interest rate cycle. If this turns out to be true, we believe corporate bond prices will continue to gain in the second half of the year."

Portfolio Composition

                             as of 6/30/2000
                             ---------------

Corporate Bonds                        66.7%
U.S. Treasuries                        15.6%
Short-Term                             12.2%
Asset-Backed                            3.2%
Mortgages                               2.0%
Equity Securities                       0.3%


Credit Quality

                             as of 6/30/2000
                             ---------------

U.S. Government & Agencies             17.6%
AAA                                     5.5%
AA                                      8.0%
A                                      17.3%
BBB                                    32.0%
BB                                      7.0%
B                                       1.1%
Short-Term/Cash                        11.5%

Average Credit Quality                     A
Duration                           5.1 years
Average Maturity                   9.6 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Diversified Conservative Growth Portfolio

June 30, 2000


INVESTMENT GOAL

Seeks to provide current income and a reasonable level of capital appreciation.

TYPES OF INVESTMENTS

Normally a 60% weighting is fixed-income securities for relative stability, while seeking long-term growth potential from equities.

INVESTMENT STYLE

To achieve its objective, it will invest in a diversified portfolio of debt and equity securities.


$10,000 Invested Since Inception*


                                    [GRAPH]

                  Lehman Aggregate   Lipper (VIP) Income     Diversified Conservative
                   Bond Index4        Funds Avg.2           Growth Portfolio1      S&P 500 Index3
April 1999             10,000              10,000                     10,000                  10,000
June 1999               9,881              10,042                     10,060                  10,306
December 1999           9,936              10,147                     10,610                  11,099
June 2000              10,332              10,421                     10,843                  11,052


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Since inception, six month and since inception returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.
4 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                          Six                   Since
Average Annual Returns                                  Months     1-Year     Inception*
------------------------------------------------------------------------------------------
 Diversified Conservative Growth Portfolio Class 11      2.20%      7.78%        7.24%
------------------------------------------------------------------------------------------
 Lipper (VIP) Income Funds Average2                      2.20%      2.80%        2.36%
------------------------------------------------------------------------------------------
 S&P 500 Index3                                         -0.43%      7.24%        8.95%
------------------------------------------------------------------------------------------
 Lehman Aggregate Bond Index4                            3.99%      4.56%        2.84%
------------------------------------------------------------------------------------------

Diversified Conservative Growth Portfolio Class 1 inception date: 5/3/99.


Over the six months ended June 30, 2000, the Prudential Series Fund Diversified Conservative Growth Portfolio returned 2.20%, a return equal to that of its benchmark, the Lipper VIP Income Funds Average.

The Portfolio's return was bolstered by its positions in both small-cap stocks, and bond holdings. In contrast, the Portfolio's positions in large-cap stocks--in particular large-cap value stocks--detracted from return.


Performance Review
--------------------------------------------------------------------------------
During the period, the Federal Reserve implemented a series of rate hikes aimed at slowing the economy. However, our large-cap value stocks, managed by Prudential, were heavily invested in cyclical sectors--those that perform best in an expanding economy. This position detracted from performance.

Likewise, the Portfolio's large-cap growth position, which is managed by Jennison Associates, created a drag on performance. The position had an emphasis on technology stocks which, after driving the market early on, sold off in the latter half of the period.

Small-cap stocks generated better performance than the other asset classes in which the Portfolio invests, and outperformed the Portfolio's benchmark. However, since small-cap stocks represent a smaller portion of the portfolio than large-cap stocks, their contribution was not enough to counter the large-cap position's drag on performance. Within the small-cap asset class, the Portfolio's positions in small-cap growth stocks, managed by Franklin, helped boost performance more than the Portfolio's position in small-cap value stocks. However, the Portfolio's small-cap value stock positions, managed by Dreyfus, were not as vulnerable to market volatility.

The bond market, as measured by Lehman Brothers U.S. Aggregate Bond Index, generated a small positive return over the six-month period. Our core bonds, managed by PIMCO, slightly underperformed the Index, primarily due to our position in emerging market bonds. These bonds experienced declines as a result of investors' lower tolerance for risk in the wake of volatile equity markets and Fed tightenings.

The Portfolio's high-yield bonds, managed by Prudential, contributed positively to returns. Primary factors behind their contribution include successful security selection, higher than usual cash balances--particularly during April and May when high-yield bonds generated negative returns--and the Portfolio's high credit quality profile with respect to its high-yield bond holdings.

Portfolio Advisors

[LOGO OF PRUDENTIAL]

[LOGO OF JENNISON ASSOCIATES]

[LOGO OF DREYFUS]

[LOGO OF FRANKLIN TEMPLETON]

[LOGO OF PIMCO]

Strategy Session
--------------------------------------------------------------------------------
The volatile behavior of the financial markets over the past six months underscores the importance of maintaining a broadly diversified portfolio such as that represented by the Diversified Conservative Growth Portfolio. One need only consider what happened to the once high-flying technology sector over the past six months to understand this point: had the Portfolio been heavily focused in technology stocks, the negative impact of the tech downturn on the Portfolio would have been far greater.

There are never any guarantees as to the direction that the financial markets will take. More certain is the fact that there will always be divergent performance among asset classes. With this in mind, we will continually monitor the performance of the different asset classes in which the Portfolio invests. As extreme performance divergence occurs between assets classes, we will rebalance the Portfolio to bring it back to its original weightings. Over time, such rebalancings may improve your overall return.

Largest Holdings (% of Category) as of 6/30/2000

Large-Cap Value Stocks

  Tenet Healthcare                         4.4%
  UnitedHealth Group, Inc.                 4.3%
  Eastman Kodak Co.                        4.3%
  HCA-The Healthcare Company               4.2%
  CHUBB Corp.                              3.2%

Large-Cap Growth Stocks

  Pfizer, Inc.                             3.9%
  Intel Corp.                              3.7%
  Hewlett-Packard Co.                      3.5%
  Cisco Systems, Inc.                      3.4%
  Nokia Corp.                              3.4%

Small-Cap and Mid-Cap Value Stocks

  Integrated Device Technology             1.3%
  Cullen Frost Bankers                     1.2%
  Equity Residential Inc.                  1.2%
  Helmerich & Payne                        1.1%
  Radian Group                             1.0%

Small-Cap and Mid-Cap Growth Stocks

  JDS Uniphase Corp.                       5.4%
  PMC-Sierra Inc.                          4.3%
  VERITAS Software Corp.                   3.4%
  12 Technologies, Inc.                    3.0%
  Applied Materials, Inc.                  2.4%

Core Fixed-Income Bonds

  FNMA I TBA 7.0% CPN                     17.1%
  FNMA I TBA 8.0% CPN                      8.2%
  FNMA I TBA 6.0% CPN                      7.2%
  GNMA I TBA 7.5% CPN                      6.4%
  GNMA I TBA 8.5% CPN                      6.1%

High-Yield Bonds

  Calphine Corp.                           2.8%
  TNP Enterprise                           1.9%
  Orion Power Holdings                     1.7%
  Price Communication Wireless             1.5%
  Flextronics International, Ltd.          1.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
High Yield Bond Portfolio

June 30, 2000


INVESTMENT GOAL

High total return.

TYPES OF INVESTMENTS

Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


$10,000 Invested Over Ten Years


                  High Yield        Lipper (VIP) High     Lehman Corporate
                Bond Portfolio1    Current Yield Avg.2    High Yield Index3

June 90              10,000              10,000                10,000
                      8,716               9,183                 8,821
June 91              10,919              11,172                11,433
                     12,115              12,450                12,895
June 92              13,415              13,792                14,230
                     14,239              14,539                14,926
June 93              15,856              16,205                16,499
                     16,982              17,293                17,481
June 94              16,796              16,883                17,085
                     16,520              16,751                17,301
June 95              18,095              18,556                19,448
                     19,422              19,821                20,618
June 96              20,351              20,759                21,331
                     21,634              22,462                22,959
June 97              22,905              23,807                24,295
                     24,615              25,408                25,889
June 98              25,895              26,522                27,054
                     24,035              25,109                26,373
June 99              24,876              25,851                26,953
                     25,143              25,990                27,003
June 2000            24,666              25,494                26,676


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                            Six
Average Annual Returns                     Months   1-Year   3-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------
High Yield Bond Portfolio/1/               -1.90%   -0.84%    2.50%     6.39%    9.45%
-----------------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg./2/    -1.15%   -0.42%    3.19%     6.97%    9.76%
-----------------------------------------------------------------------------------------
Lehman Corporate High Yield Index/3/       -1.21%   -1.03%    3.17%     6.52%   10.31%
-----------------------------------------------------------------------------------------

High Yield Bond Portfolio inception date: 2/23/87.


During the six months that ended on June 30, 2000, some investors shunned the U.S. high-yield (junk) bond market because rising interest rates tend to make fixed-income securities less attractive and because an increasing number of companies failed to make interest payment on their junk bonds.

The Prudential Series Fund High Yield Bond Portfolio slightly underperformed its benchmark during the six-month period ending June 30, 2000. The Portfolio posted a negative return of 1.90% compared with a negative 1.15% return for the Lipper
(VIP) High Current Yield Average.


Performance Review
--------------------------------------------------------------------------------
We improved the Portfolio's risk profile by increasing its holding of debt securities rated Ba, the highest junk bond ratings category. However, bonds in the single-B ratings category still accounted for more than half of the Portfolio's total investments because they provide attractive current yields and solid credit quality.

Strategy Session
--------------------------------------------------------------------------------
Several factors conspired to make the first half of 2000 a troublesome period for the high-yield bond market. The Federal Reserve worked to slow economic growth and head off inflation by increasing short-term interest rates three times. A growing number of companies defaulted or missed interest payments on their junk bonds. And last but not least, many investors redeemed their shares of high-yield mutual funds and redeployed their money in less risky investments.

In anticipation of the Fed rate hikes, investors drove yields on most bonds higher (and their prices lower), including junk bonds. The U.S. Treasury market weathered this trend better than other U.S. bond markets as investors hurried to buy a shrinking supply of longer-term Treasuries. Therefore, the difference between yields on junk bonds and 10-year Treasuries widened significantly.

Amid the growing concern about defaults, it is not surprising that the best-performing credit tier of the Lehman High Yield Index was bonds rated BB (or its equivalent Ba), which is the highest ratings category in the junk bond market. Many investors were simply not interested in buying debt securities with ratings below BB or Ba.

Companies whose bonds were rated BB or Ba comprised a select group that could issue new junk bonds during the six months. We bought attractively priced, newly issued bonds of such companies, including home builder Lennar and Williams Corp. These purchases helped to increase bonds in the Ba ratings category to 11% of the Portfolio's total investments as of June 30, 2000, up from 8% as of December 31, 1999. Nevertheless, the Portfolio's exposure to the highest junk bond ratings category is still considerably less than the 27% of the Lehman High Yield Index, a factor that hurt the Portfolio's relative performance. In addition, the Portfolio experienced credit quality problems in the food and food service sector with bonds of Ameriserve and Vlasic declining in price.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Casey Walsh and George W. Edwards, CFA

[PHOTO OF CASEY WALSH]

[PHOTO OF GEORGE W. EDWARDS]

"After five difficult months, prices of junk bonds gained strongly in June, because some data indicated the U.S. economic expansion is starting to slow to a more sustainable pace. As a result, there was talk that the Fed's current round of rate hikes may be nearly finished. Should this prove true, we believe junk bond prices could continue to gain during the remainder of the year."

Top Industries

                                   as of 6/30/2000
                                   ---------------

Telecommunications                           21.9%
Cable                                        12.4%
Media                                         5.8%
Energy                                        5.7%
Capital Goods                                 4.7%

Top Issuers

                                   as of 6/30/2000
                                   ---------------

Level 3 Communications                        2.3%
Nextel Communications, Inc.                   2.0%
Adelphia Communications                       1.8%
United Pan-Europe                             1.6%
CSC Holdings, Inc.                            1.4%

Credit Quality
                                   as of 6/30/2000
                                   ---------------

Baa                                           0.4%
Ba                                           11.4%
B                                            58.1%
Caa                                           9.7%
Ca                                            0.5%
Not-Rated                                     7.5%
Equity*                                       8.5%
Cash                                          3.9%

Source: Prudential. Holdings are subject to change.
*(Preferred & Common)

Prudential Series Fund
Stock Index Portfolio

June 30, 2000

INVESTMENT GOAL

Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

TYPES OF INVESTMENTS

Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE

The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

$10,000 Invested Over Ten Years
                 Stock Index     Lipper (VIP) S&P
                 Portfolio1      500 Index Avg.2     S&P 500 Index3

Jun-90             10,000            10,000              10,000
                    9,386             9,369               9,400
Jun-91             10,695            10,754              10,737
                   12,176            12,215              12,257
Jun-92             12,068            12,100              12,175
                   13,044            13,112              13,190
Jun-93             13,650            13,801              13,831
                   14,305            14,465              14,516
Jun-94             13,799            13,960              14,025
                   14,449            14,589              14,707
Jun-95             17,334            17,489              17,676
                   19,805            19,958              20,227
Jun-96             21,775            21,934              22,268
                   24,274            24,489              24,868
Jun-97             29,205            29,391              29,990
                   32,244            32,430              33,162
Jun-98             37,878            38,084              39,039
                   41,408            41,569              42,646
Jun-99             46,416            46,598              47,925
                   49,915            50,094              51,616
Jun-00             49,644            49,832              51,395

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.

Performance Summary

-------------------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months     1-Year     3-Year     5-Year     10-Year
------------------------------------------------------------------------------------------
Stock Index Portfolio1                -0.54%      6.95%     19.34%     23.42%      17.38%
-------------------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.2      -0.59%      6.85%     19.29%     23.37%      17.39%
-------------------------------------------------------------------------------------------
S&P 500 Index3                        -0.43%      7.24%     19.67%     23.80%      17.79%
-------------------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned -0.54%, just 11 basis points (hundredths of a percentage point) below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

Over the first six months of 2000, the S&P 500 Index reversed many of the trends established in 1999. The leading sectors in 2000 to date have been healthcare and utilities, both of which had negative returns for 1999. Conversely, telecommunications services, one of the leading sectors in 1999, had a substantial decline, with long-distance services among the worst-performing groups in the market.

The trend reversals didn't apply to value sectors that are particularly susceptible to the economic cycle: basic materials, consumer cyclicals and capital goods all had negative returns. Miscellaneous metals, metal and glass containers, paper and forest products, and steel were among the worst-performing groups of the period, with average losses of 35% or more.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.


Performance Review
--------------------------------------------------------------------------------
The S&P 500 reversed course often during the first half of 2000. The Stock Index Portfolio, because it is a broadly diversified portfolio, was not as vulnerable to these fluctuations as high growth or value funds. Given the rising interest rate environment, an obvious trend emerged: Companies whose businesses are sensitive to rising interest rates performed more poorly than others. This included many of the high growth groups, such as telecommunications, whose stock prices reflect the expectations of future earnings. Cyclical stocks--those that perform better when an economy is expanding--also were hurt, because investors feared that rising interest rates would choke off economic growth and possibly even cause a recession.

Taking into account both return and sector size, almost all the good news over this reporting period was in healthcare, with technology--despite its volatility--making the next largest positive contribution, albeit a significantly smaller one (less than one percentage point). The utility sector, although performing well, was too small to have much of an impact on the overall index return. In the end, however, the negative impact of consumer cyclicals and communications services together outweighed the healthcare contribution.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager John W. Moschberger

[PHOTO OF JOHN W. MOSCHBERGER]

"The volatility of the S&P 500 from January through May was well above normal. The market quieted down somewhat in June, although it still was more unsettled than normal on many measures. For example, between 1978 and 2000 the S&P 500 moved up 1% or more on 12.5% of the days, and had a downward move of that size on 10.1% of the days. In contrast, during the first six months of 2000, upward moves of 1% or more occurred on 23.7% of the days, and similar downward moves occurred on 19.9% of the days. Moreover, market favor shifted between sectors, dramatically and often. The momentum investing strategies that would have produced excellent results in the previous year would have produced sizable losses during this time.

"In fact, any recent successes that involved chasing after market leaders could be considered unusual. The Economist, a highly respected weekly news magazine, calculated the result if an individual--`Henry Hindsight'--had invested $1 at the beginning of the 20th century and each year shifted all the proceeds into the asset class that had done best the previous year. The study permitted investments in any established market in the world. At the end of the century, the portfolio was worth only $290 (after trading costs). In contrast, investing only in U.S. large-company stocks over the same period (starting well before the S&P 500 Index was developed) would be worth thousands of dollars.

"The Stock Index Portfolio doesn't try to anticipate changes in market favor from asset class to asset class, from sector to sector, or from investment style to investment style. It is our opinion that mistakes in such judgments can be costly. Rather, the Portfolio gives you the opportunity to participate in the growth of the U.S. economy as a whole. Right now, in our opinion, the outlook for the U.S. economy seems good. When the economy grows too fast, it threatens to create bottlenecks that cause inflation and rising interest rates, which in turn can choke off growth. Moderate but steady growth is best for investors, and we believe this is where the economy is headed."


S&P 500 Index--
Total Return by Sector

                                 as of 6/30/2000
                                 ---------------

Health Care                                23.7%
Utilities                                  15.3%
Energy                                      4.7%
Technology                                  3.0%
Financials                                 -0.5%
Capital Goods                              -1.2%
Consumer Staples                           -2.4%
Transportation                             -5.0%
Communication Services                    -15.1%
Consumer Cyclicals                        -18.9%
Basic Materials                           -24.8%

S&P 500 Index                              -0.4%

Source: Standard & Poor's.

S&P 500 Index Composition

                                 as of 6/30/2000
                                 ---------------

Technology                                 32.8%
Financials                                 12.7%
Health Care                                11.6%
Consumer Staples                           10.3%
Capital Goods                               8.0%
Consumer Cyclicals                          7.4%
Communication Services                      6.8%
Energy                                      5.4%
Utilities                                   2.5%
Basic Materials                             1.9%
Transportation                              0.6%

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                                 as of 6/30/2000
                                 ---------------

General Electric Co.                        4.1%
Intel Corp.                                 3.5%
Cisco Systems, Inc.                         3.5%
Microsoft Corp.                             3.3%
Pfizer, Inc.                                2.4%
Exxon Mobil Corp.                           2.2%
Wal-Mart Stores, Inc.                       2.0%
Oracle Corp.                                1.9%
Citigroup, Inc.                             1.6%
Nortel Networks Corp.                       1.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio

June 30, 2000


INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


$10,000 Invested Over Ten Years


                                [NO PLOT POINTS]


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio1            -5.31%  -9.91%   6.55%  13.03%   13.52%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.2    -1.64%  -2.98%  11.33%  15.86%   13.87%
--------------------------------------------------------------------------------
S&P 500 Index3                      -0.43%   7.24%  19.67%  23.80%   17.79%
--------------------------------------------------------------------------------

Equity Income Portfolio inception date: 2/19/88.


The Prudential Series Fund Equity Income Portfolio returned -5.31% over the six months ended June 30, 2000, while the Lipper (VIP) Equity Income Average was -1.64%. The Portfolio's underperformance is attributable to the poor showing of value stocks in the first quarter. Subsequently, the environment for value stocks improved. Moreover, the management team began to refocus the holdings. As a result, the Portfolio had a stronger second quarter, declining only 0.73% compared with a 1.32% drop for the Lipper Average.

The largest negative impact on the Portfolio's return was the poor performance of its industrial stocks--paper, aluminum and steel companies. Also contributing to underperformance--albeit slightly--was the Portfolio's very low weighting in technology. In contrast, the Portfolio benefited from its energy-related and financial holdings.


Performance Review
--------------------------------------------------------------------------------
As investors began to fear that rising interest rates would cut off economic growth, economically sensitive industrial stocks, such as metals, chemicals, and forest products, became vulnerable. They were also hurt by rising energy prices, which not only add to inflation but increase the operating costs of industrial companies. Although we had reduced our focus on the sector significantly, their stock decline still pulled down our return.

We owned energy exploration and production companies such as Noble Affiliates (natural gas) and Pioneer Natural Resources. These saw substantial gains over the period.

We overweighted and had good stock selection in financials, highlighted by our brokerage stocks, specialty finance companies and real estate investment trusts (REITs). Our brokerage positions, such as Lehman Brothers Holdings and PaineWebber Group are benefiting from the active merger and acquisitions business and an improving bond underwriting environment. Moreover, they are themselves attractive acquisition candidates. (PaineWebber was bought at a premium after the end of our reporting period.) Our holdings in Associates First Capital, Countrywide Credit and Washington Mutual, which were bought opportunistically, performed very well. Our REITs, which are well positioned to benefit from strong rental markets, finally began to recover.

Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of transactions that resulted in significant advances for our Nabisco, R.J. Reynolds and Philip Morris stocks. Our healthcare stocks had mixed results. Tenet Healthcare, HCA--The Healthcare Company, and Aetna, our largest positions, made positive contributions to our return, but some of our smaller holdings did particularly poorly and offset the benefits.

Strategy Session
--------------------------------------------------------------------------------
The Portfolio had substantial weightings in financial services, real estate investment trusts (REITs), housing-related stocks, healthcare, forest products and metals. Going forward, we expect to: reduce our emphasis on industrials by adding some technology and telecommunications stocks, trim some of our larger positions and move the average market capitalization of our holdings from a mid-cap to a large-cap range. Our goal is to construct a more broadly diversified portfolio that is likely to be less volatile.

Although we will continue to manage in the value style, we expanded our range. We are looking at stocks that are inexpensive relative to their peers but possess a catalyst that we believe will close the pricing gap--for example, a company that is repurchasing its shares or restructuring its business. This broader view of value investing has enabled us to find undervalued companies with growth prospects in areas such as wireless telecommunications.

Within the financial sector, we are reducing the size of our largest holdings and purchasing some bank stocks, such as Chase Manhattan Bank and Bank One. In technology, volatile stock returns in the first half of 2000 did not appreciably hurt our performance because of our low weighting in the sector. However, it did create value investment opportunities for us. Consequently, our technology weighting is rising.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Thomas Kolefas

[PHOTO OF THOMAS KOLEFAS]

"Since 1995, U.S. stock markets have favored growth investing. For much of this period, stocks of firms with larger market capitalizations performed best. A value style that focused on a few traditional measures of value was at a disadvantage. We are now using a larger number of ways to measure investment value, in part to permit us to construct a more diverse portfolio. Our goal is to reduce the deviations in performance from our benchmarks and from our competition while outperforming them over the long term. We will focus not only on quantitative measures of value, but on indications that a firm's management has the willingness and ability to close the market's misperception of the stock's true value."


Portfolio Composition

                                  as of 6/30/2000
                                  ---------------

Finance                                     32.3%
Consumer Growth & Staples                   18.1%
Industrials                                 17.9%
Consumer Cyclicals                          10.7%
Utilities                                    7.4%
Energy                                       6.9%
Technology                                   4.7%
Cash & Equivalents                           2.0%

Top Ten Holdings (% of Portfolio)

                                  as of 6/30/2000
                                  ---------------

Lehman Brothers Holdings, Inc.                5.7
PaineWebber Group, Inc.                       3.2
Alcoa, Inc.                                   3.2
Nabisco Group Holdings Corp.                  2.8
Equity Residential Properties Trust           2.6
Eastman Kodak Co.                             2.6
Hanson PLC ADR (United Kingdom)               2.6
Bear, Stearns & Co., Inc.                     2.5
GTE Corp.                                     2.3
Tenet Healthcare Corp.                        2.3

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio

June 30, 2000


INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.


$10,000 Invested Over Ten Years

                Equity Class         Lipper (VIP)
                I Portfolio       Growth Fund Avg.2    S&P 500 Index3

June 90            10,000             10,000               10,000
                    9,439              9,152                9,400
June 91            11,381             10,586               10,737
                   11,894             12,456               12,257
June 92            12,679             12,000               12,175
                   13,579             13,490               13,190
June 93            15,300             14,240               13,831
                   16,549             15,388               14,516
June 94            16,230             14,415               14,025
                   17,009             15,154               14,707
June 95            19,830             18,034               17,676
                   22,331             20,296               20,227
June 96            23,964             22,308               22,268
                   26,466             24,455               24,868
June 97            29,977             28,236               29,990
                   32,992             31,087               33,162
June 98            37,107             36,319               39,039
                   36,075             39,060               42,646
June 99            41,656             43,883               47,925
                   40,580             51,016               51,616
June 2000          38,361             53,018               51,395


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Portfolio Class I1         -5.47%   -7.91%    8.57%   14.11%    14.39%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2     3.27%   20.98%   23.33%   23.21%    17.73%
--------------------------------------------------------------------------------
S&P 500 Index3                    -0.43%    7.24%   19.67%   23.80%    17.79%
--------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio Class I returned -5.47% in the first half of 2000, trailing the Lipper (VIP) Growth Fund Average return of 3.27%. During the period, the Federal Reserve implemented a series of rate hikes aimed at slowing the economy. However, our value style led us to invest heavily in cyclical companies, which do best in an expanding economy. Therefore, our emphasis on value hurt performance. The fact that the Lipper Average includes many growth portfolios further added to the return differential.


Performance Review
--------------------------------------------------------------------------------
Our paper and metals holdings suffered when the Federal Reserve began to raise interest rates, generating fears that economic growth would cease. In an investing climate marked by extreme investor skittishness, the stocks of some well-managed and profitable industrial companies--such as Georgia Pacific, International Paper and Alcoa, Inc.--steeply declined. At period end, some of these companies released better-than-expected second-quarter earnings reports and their stocks rallied.

Consolidation activity in the food and tobacco industries drove the sector's performance over the period. In particular, Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of ownership shifts that resulted in significant advances for our shares of Nabisco Group Holdings, R.J. Reynolds and Philip Morris.

Healthcare companies' earnings generally are improving, and their stock prices are beginning to reflect this. A large contributor to Portfolio performance came from UnitedHealth Group, whose shares rose 62% over the period.

An imbalance of supply and demand for oil is helping our oil stocks: Total Fina, BP Amoco and Amerada Hess.

Strategy Session
--------------------------------------------------------------------------------
We are restructuring our Portfolio with the aims of 1) reducing the impact of the growth/value cycle on our return; 2) approximating the sector weightings of the S&P 500; and 3) broadening our focus beyond stocks that are inexpensive on an absolute basis to include those that are priced below their historical range or below others in their industry. We expect the average market capitalization of our holdings to become somewhat larger, again moving closer to the overall market.

In the wake of price appreciation in the insurance industry, we have seen the stock of some of our larger holdings appreciate. These include Chubb, our largest insurance holding. However, several of our smaller companies have yet to benefit. Overall, our insurance holdings had little impact on our return, but the trend is positive.

Despite the fact that the basic materials businesses represented in our Portfolio did well over the period, their stocks still declined. In our opinion, this is due to investor uncertainty about the economy. This uncertainty is likely to abate by year-end.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Thomas R. Jackson and Phil Schettewi

[PHOTO OF THOMAS R. JACKSON]

[PHOTO OF PHIL SCHETTEWI]

"We believe investors are gaining confidence that the Federal Reserve will accept that the U.S. economy has slowed to a sustainable pace. As a result, investors are beginning to focus more on current earnings. We feel that optimistic projections will be less likely to drive stock prices, and that investors will seek out companies with visible earnings growth. This scenario could revive the rally in cyclical stocks that began in 1999, and also benefit our insurance and healthcare positions."

--------------------------------------------------------------------------------
Portfolio Composition

                               as of 6/30/2000
                               ---------------

Consumer Growth & Staples                22.0%
Industrials                              19.0%
Finance                                  16.8%
Consumer Cyclicals                        8.2%
Technology                                7.1%
Energy                                    7.0%
Utilities                                 4.1%
Cash & Equivalents                       15.8%

Top Ten Holdings (% of Portfolio)

                               as of 6/30/2000
                               ---------------

Eastman Kodak Co.                         3.7%
Tenet Healthcare                          3.6%
WellPoint Health Networks, Inc.           3.4%
HCA--The Healthcare Company               3.2%
UnitedHealth Group, Inc.                  3.0%
Total Fina Elf S.A., ADR                  2.9%
Chubb Corp.                               2.5%
Darden Restaurants, Inc.                  2.4%
Compaq Computer Corp.                     2.1%
Alcoa, Inc.                               2.0%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio

June 30, 2000


INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


$10,000 Invested Since Inception*

               Prudential Jennison
                    Portfolio1       Lipper (VIP) Growth Avg.2   S&P 500 Index3

April 95              10,000                   10,000                10,000
June 95               11,276                   10,794                10,640
                      12,556                   12,136                12,176
June 96               13,494                   13,406                13,405
                      14,362                   14,627                14,970
June 97               16,801                   16,802                18,053
                      18,916                   18,570                19,962
June 98               22,841                   21,722                23,500
                      26,002                   23,243                25,671
June 99               29,972                   26,044                28,849
                      36,975                   30,188                31,071
June 2000             38,447                   31,234                30,938


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                            Six                                  Since
Average Annual Returns                     Months   1-Year   3-Year   5-Year   Inception*

Prudential Jennison Portfolio Class I1      3.98%   28.27%   31.78%   27.80%     29.67%
--------------------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2                   3.27%   20.98%   23.33%   23.21%     24.07%
--------------------------------------------------------------------------------------------
S&P 500 Index3                             -0.43%    7.24%   19.67%   23.80%     24.43%
--------------------------------------------------------------------------------------------

Prudential Jennison Portfolio Class I inception date: 4/25/95.


The high-growth areas that are the focuses of this Portfolio all experienced extraordinary volatility in the first six months of 2000. The net result was a strong gain for its drug, technology and financial holdings, but losses in communication services and retailers. Overall, The Prudential Series Fund Prudential Jennison Portfolio Class I 3.98% return was slightly above the 3.27% Lipper (VIP) Growth Average.


Performance Review
--------------------------------------------------------------------------------
Our largest focus is in technology. We had significant positive contributions to our return from several holdings, including Intel, Hewlett-Packard, Texas Instruments and Cisco Systems. Our semiconductor companies (such as Intel and Texas Instruments) benefited from increasing demand for computer chips. On the other hand, our position in Microsoft declined in value, primarily because of the antitrust suit it faces. Motorola shares corrected after reporting tightening margins and after a very strong climb in 1999. We think its underlying businesses still have strong growth potential.

Some sectors that had been lagging in 1999 benefited when investors searched more broadly for growth opportunities that were not as expensive as the technology and telecommunication stocks. We owned Warner-Lambert, which was acquired by Pfizer. Our shares, helped by enthusiasm about the combination, made the largest single contribution to our return. Our financial holdings continued to benefit from the merger and acquisition activity accompanying global consolidation in several industries.

In the communications sector, we owned CBS Corporation, which was acquired by Viacom. The CBS shares had been falling, but the Viacom shares we received in exchange more than offset the loss. Our return also was hurt by our holdings in Vodafone AirTouch and America OnLine. We think both are strong companies and the correction is temporary because companies that own bandwidth, such as these, are at the heart of the telecommunications expansion.

Fear of rising interest rates and a slowing economy hurt the consumer sector. We felt the impact particularly in our holdings of Home Depot and Gap.

Strategy Session
--------------------------------------------------------------------------------
We are reducing our commitment to technology and telecommunications, and adding in growth sectors that are selling at lower premiums to the overall market, such as pharmaceuticals and financials. Nonetheless, four of our five largest holdings on June 30 were technology stocks: Intel, Hewlett-Packard, Cisco Systems and Nokia. These are dominant players in their respective core markets. During this half-year, we added Corning and Nortel, both because of their strength in optical computing, and Hewlett-Packard.

Although we increased our drug holdings, we sold our positions in Bristol-Myers Squibb and Glaxo Wellcome because of product disappointments, as well as our Schering-Plough shares. We added Pharmacia and Merck, and acquired Pfizer shares for our Warner-Lambert holdings.

We added Schlumberger to our Portfolio. As the dominant oil service supplier, it is well positioned to benefit from the increase in drilling inspired by the current energy shortage. This upswing in drilling is likely to last several years.

The pace of merger and acquisitions is continuing to be very high as several global industries consolidate. Our financial holdings are focused on the dominant firms in this business: Merrill Lynch, Morgan Stanley Dean Witter and Citigroup. We sold our shares in Chase Manhattan, which we expected to suffer because a recent change in accounting standards is likely to add volatility to their reported earnings.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Michael Del Balso, Kathleen McCarragher and Spiros Segalas

[PHOTO OF MICHAEL DEL BALSO]

[PHOTO OF KATHLEEN MCCARRAGHER]

[PHOTO OF SPIROS SEGALAS]

"We think the U.S. economy will slow to a sustainable pace, and equity investors will regain their confidence by the fourth quarter of 2000. We expect to see the new electronic- and telecommunications-based economy outperform the old basic industry sectors in both profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples can be sustained, so stock prices will be able to rise in line with earnings growth. We are moving toward market sectors with above-average earnings growth rates, but where share prices are not so high as to reduce the likelihood we will benefit fully from that growth. Second-quarter earnings announcements from our holdings have generally been very strong."


Portfolio Composition

                              as of 6/30/2000
                              ---------------

Technology                              35.4%
Health Care                             12.8%
Financials                              12.1%
Communication Services                  11.8%
Consumer Cyclicals                      10.8%
Consumer Staples                         9.9%
Cash                                     4.2%
Capital Goods                            2.0%
Energy                                   1.0%

Top Ten Holdings (% of Portfolio)

                              as of 6/30/2000
                              ---------------

Pfizer, Inc.                             3.9%
Intel Corp.                              3.7%
Hewlett-Packard Co.                      3.5%
Cisco Systems, Inc.                      3.4%
Nokia Corp.                              3.4%
Citigroup, Inc.                          3.3%
Home Depot, Inc.                         3.3%
Vodafone AirTouch Group PLC              3.1%
Viacom, Inc.                             2.9%
Qwest Communications Int'l., Inc.        2.7%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
20/20 Focus Portfolio

June 30, 2000


INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily U.S. companies having strong capital appreciation potential.

INVESTMENT STYLE

A "value" approach of identifying strong companies selling at discount from their perceived true value and a "growth" approach of seeking companies that exhibit higher-than-average earnings growth.


$10,000 Invested Since Inception*

                       20/20 Focus      Lipper (VIP) Growth
                     Portfolio Class1     Funds Average2      S&P 500 Index3

April|1999                10,000              10,000             10,000
June|1999                 10,550              10,424             10,306
December|1999             11,895              12,209             11,099
June|2000                 11,240              12,686             11,052


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance less than one year is cumulative. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Since inception returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
----------------------------------------------------------------------

                                         Six               Since
Average Annual Returns                 Months   1-Year   Inception*
----------------------------------------------------------------------
20/20 Focus Portfolio Class I1        -5.50%     6.54%     10.59%
----------------------------------------------------------------------
Lipper (VIP) Growth Funds Avg.2        3.27%    20.98%     22.38%
----------------------------------------------------------------------
S&P 500 Index3                        -0.43%     7.24%      8.95%
----------------------------------------------------------------------

20/20 Focus Portfolio Class I inception date: 5/3/99.


The Prudential Series Fund 20/20 Focus Portfolio declined 5.50% in the first half of 2000, while the Lipper (VIP) Growth Average returned 3.27%. The markets were extremely volatile during this period, and both growth and value styles had periods of strong outperformance, but overall, it was a weak market. Investors feared that rising interest rates would halt economic growth and reduce the current value of future earnings, so stocks that are particularly dependent on economic growth suffered sharp declines--cyclical stocks such as Mead (paper), Temple Inland (paper), Freeport McMoran Copper & Gold, and Dillards (department stores). Telecommunication stocks such as NTL (U.K., cable), Loral Space & Communications, and Vodafone also fell. However, some of our technology holdings continued to show strong price appreciation.


Performance Review
--------------------------------------------------------------------------------
Paper and metal companies were strongly out of favor, despite strong and improving business fundamentals. Our holdings in these industries had a substantial negative impact on our return.

We are well into an upswing in HMO pricing. As HMOs become more profitable, they can afford to give hospitals better deals and reduce pricing pressures on drug companies. Healthcare earnings generally are improving, and their stock prices are beginning to reflect this improvement. Our drug holdings are benefiting from industry consolidation, while their relatively low share prices and steadier growth are attracting investors away from more expensive growth stocks. Pfizer, Tenet Healthcare, and American Home Products were among the positive contributors to our return.

Not all telecommunications and technology stocks declined during the period. We had very strong returns from Texas Instruments, Hewlett-Packard, EMC, Cisco Systems, and Harris.

Strategy Session
--------------------------------------------------------------------------------
Both Tom Jackson and Sig Segalas look for individual companies that are strongly attractive to their investment disciplines.

Tom Jackson looks for bargains. He employs a strict value investment style to buy stocks whose prices he believes are too low, given their underlying earnings, sales, cash flow, or book value.

Sig Segalas employs a growth investment style, concentrating on stocks of established companies that he believes will have superior absolute and relative earnings growth.

We took advantage of the buying opportunity presented by the correction in technology and telecommunications stock prices to add Hewlett-Packard, AT&T Liberty Media Group, Nokia, and Ericsson, among others.


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Thomas R. Jackson and Spiros Segalas

[PHOTO OF THOMAS R. JACKSON]

[PHOTO OF SPIROS SEGALAS]

"We believe investors are becoming more confident that the Federal Reserve will accept that the U.S. economy has slowed to a sustainable pace. In a moderately expanding economy, investors are more likely to focus on a company's earnings profile. Fewer stocks will be carried by optimistic projections. These conditions could revive the cyclical stock rally of 1999 and also help our drug, insurance, and healthcare companies. However, we believe the new electronic- and telecommunications-based economy will continue to show strong profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples of these companies can be sustained. As a result, stock prices will be able to rise in line with earnings growth."


Sector Breakdown (% of Assets)

Consumer Growth & Staples            30.3%
Technology                           24.7%
Finance                              10.6%
Utilities                             9.6%
Industrials                           8.3%
Consumer Cyclicals                    6.8%
Cash & Equivalents                    9.7%

Largest Stock Industries (% of Assets)

Computer Services                    15.0%
Telecommunications                   13.9%
Hospital/Healthcare                  10.8%
Retail                                6.8%
Financial Services                    6.7%

Top 5 Growth Holdings (% of Assets)

Hewlett-Packard Co.                   3.9%
Citigroup, Inc.                       3.5%
Pfizer, Inc.                          3.4%
EMC Corp.                             3.3%
Merrill Lynch & Co.                   3.2%

Top 5 Value Holdings (% of Assets)

Tenet Healthcare                      4.2%
HCA - The Healthcare Company          4.1%
Eastman Kodak Co.                     3.4%
Philip Morris                         3.2%
Loews Corp.                           3.1%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Small Capitalization Stock Portfolio

June 30, 2000


INVESTMENT GOAL
Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index./3/

TYPES OF INVESTMENTS
Primarily stocks of the S&P SmallCap 600 Index.

INVESTMENT STYLE
The Portfolio attempts to hold stocks comprising the S&P SmallCap 600 Index in approximately the same proportions. The S&P SmallCap 600 Index contains stocks of small companies with market capitalizations generally less than $1.2 billion.


$10,000 Invested Since Inception*

                 Small Capitalization    Lipper (VIP) Small    S&P SmallCap
                    Stock Portfolio1        Cap Avg.2          600 Index3

April|95                10,000                  10,000            10,000
June|95                 10,681                  10,648            10,713
                        11,996                  12,023            12,138
June|96                 13,224                  13,735            13,501
                        14,367                  14,359            14,726
June|97                 16,022                  15,585            16,428
                        17,983                  17,178            18,494
June|98                 19,037                  18,492            19,622
                        17,846                  17,828            18,251
June|99                 18,773                  19,721            19,171
                        20,109                  25,209            20,516
June|2000               21,613                  27,350            21,937


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P Small Capitalization 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small-company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                            Six                                  Since
Average Annual Returns                     Months   1-Year   3-Year   5-Year   Inception*
--------------------------------------------------------------------------------------------
Small Capitalization Stock Portfolio1       7.48%   15.13%   10.49%   15.14%     16.03%
--------------------------------------------------------------------------------------------
Lipper (VIP) Small Cap. Avg.2               6.79%   34.61%   18.09%   18.91%     19.57%
--------------------------------------------------------------------------------------------
S&P SmallCap 600 Index3                     6.93%   14.43%   10.12%   15.41%     16.41%
--------------------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/95.


The Prudential Series Fund Small Capitalization Stock Portfolio returned 7.48%, slightly more than the index, even after the inclusion of transaction costs and fees for the Portfolio.

In a very volatile year, small- and mid-cap stocks were the best-performing capitalization sectors of the U.S. equity market. However, returns on different economic sectors varied widely. The best performing sectors, by a large margin, were healthcare and energy, with average returns above 40%. Consumer cyclicals sector was the most significant drag on the Index. The sector's 7% decline was exceeded only by the tiny communication services, basic materials, and transportation groups. The giant technology sector averaged a mediocre return that reflected a wide dispersion of individual industry performances.

The Standard & Poor's Small Capitalization 600 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P 600 SmallCap Index.


Performance Review
--------------------------------------------------------------------------------
The strong return of the S&P SmallCap 600 in a generally declining market for equity was due primarily to healthcare stocks. Hospital managers, drug companies, and managed care firms were all among the leading industries, with returns above 45%. Improved healthcare pricing and the attractive value of healthcare stocks when compared to technology shares combined to their advantage. Oil and gas producers also had strong returns. Energy prices rose as OPEC constrained production, non-OPEC suppliers neared their production capacities and demand increased.

Almost a quarter of the index consists of technology stocks. Consequently, the modestly positive return of the sector was an important contributor to the index's performance. Some industries--such as electronic instruments, biotechnology, and semiconductors--were among the period's strongest performers, with returns above 65%. Others--such as computer services and computer peripherals--were among the worst, with steep declines in share prices. This diversity of returns suggests that investors are becoming more selective.

The steepest negative returns came from industries in the small communications services group. Long distance telephone companies had a terrible half-year, and basic materials--such as aluminum and iron and steel--also lost considerable ground. However, the consumer cyclicals group--including leisure, home furnishings and personal care companies, among others--had a much larger impact on the Index because it is the second-largest group in the S&P 600 (at 17%). Its 7% decline was a significant factor in keeping the overall index from posting an even better return.

Strategy Session
--------------------------------------------------------------------------------
The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P SmallCap 600 Index and to duplicate its performance. These are stocks of companies with an average market value of about $1.1 billion. Such stocks are more volatile than the shares of large, more established companies. The Portfolio management team invests funds received while trying to minimize commission and transaction costs.


Outlook
--------------------------------------------------------------------------------
Portfolio Manager Wai C. Chiang

[PHOTO OF WAI C. CHIANG]

"The tremendous variability in the fortunes of the biotechnology smallcap sector is a good illustration of the advantages of indexing. The S&P SmallCap Biotechnology Index shot up 244% between the beginning of the year and its peak on March 6. Then it dropped 59%, giving up almost all those gains, by April 17. By the end of the half-year, it had regained 75%. Over time, it has been an excellent investment, but it took a strong stomach to weather the ups and downs. If you had bought at the wrong time, you could have had substantial losses. Because it is diversified over many economic sectors, the Small Capitalization Stock Portfolio avoided such extreme performances.

"Diversification over market capitalization sectors also can even out your return over time. Over this half-year, the small-cap stocks beat large caps by a respectable margin, but for several prior years the S&P SmallCap 600 has trailed the large-cap S&P 500 Index. Because these two market capitalization sectors don't always move in the same direction, combining investments in both large- and small-cap portfolios can provide the benefits of diversification."


S&P SmallCap 600 Index
Total Return by Sector

                           as of 6/30/2000
                           ---------------

Health Care                          45.9%
Energy                               42.9%
Capital Goods                         7.2%
Financials                            6.1%
Technology                            4.0%
Consumer Staples                      2.0%
Utilities                            -0.0%
Consumer Cyclicals                   -7.0%
Transportation                       -7.6%
Basic Materials                      -9.6%
Communication Services              -26.9%

S&P SmallCap 600 Index                6.9%

Source: Standard & Poor's.

S&P SmallCap 600 Index Composition

                           as of 6/30/2000
                           ---------------

Technology                           22.9%
Consumer Cyclicals                   17.5%
Capital Goods                        14.1%
Health Care                          12.3%
Financials                           10.7%
Consumer Staples                      8.1%
Energy                                4.7%
Basic Materials                       3.7%
Transportation                        2.9%
Utilities                             2.9%
Communication Services                0.2%

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                           as of 6/30/2000
                           ---------------

Mercury Interactive Corp.             1.8%
IDEC Pharmaceuticals Corp.            1.2%
International Rectifier Corp.         0.8%
Lattice Semiconductor Corp.           0.8%
Charles Schwab Corp.                  0.8%
Protein Design Labs, Inc.             0.7%
Vertex Pharmaceuticals, Inc.          0.7%
RSA Security, Inc.                    0.6%
Digital Microwave Corp.               0.6%
Techne Corp.                          0.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio

June 30, 2000

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE

The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


$10,000 Invested Over Ten Years

                                       Lipper (VIP)     Morgan Stanley
                 Global Portfolio/1/  Global Avg./2/    World Index/3/

June|90                10,000             10,000           10,000
                        9,042              9,188            8,965
June|91                 9,428              9,625            9,510
                       10,071             10,590           10,604
June|92                10,062             10,699            9,912
                        9,727             10,531           10,050
June|93                11,058             11,931           11,573
                       13,923             13,875           12,311
June|94                13,383             13,587           12,758
                       13,243             13,754           12,936
June|95                14,494             14,468           14,119
                       15,345             15,607           15,616
June|96                16,918             16,898           16,722
                       18,367             18,046           17,721
June|97                20,660             20,412           20,447
                       19,649             20,277           20,515
June|98                23,448             23,301           23,929
                       24,576             23,351           25,507
June|99                26,970             25,284           27,678
                       36,439             31,603           31,868
June|2000              36,079             30,536           31,053


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1                 -0.99%   33.77%   20.42%   20.01%    13.69%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2         -0.25%   28.06%   18.74%   18.88%    11.80%
--------------------------------------------------------------------------------
Morgan Stanley World Index3       -2.56%   12.19%   14.95%   17.07%    12.00%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


The Prudential Series Fund Global Portfolio's 0.99% loss over the first half of 2000 slightly trailed the 0.25% decline of the Lipper (VIP) Global Average, but both were more modest than the 2.56% decline of the MSCI World Index. Over the past 12 months, the Portfolio remained well ahead of the Lipper Average. A sharp and deep turnaround in global stock markets produced negative six-month returns in most markets. The Portfolio's U.S. holdings had a strong positive return, but the poor performance of its investments in Japan, Sweden, and the United Kingdom offset the benefit. Software and telecommunications services stocks, focuses of the Portfolio, peaked and gave back some of their earlier gains.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.


Performance Review
--------------------------------------------------------------------------------
The leading equipment and services companies in technology, media and telecommunications (TMT) have enormous growth prospects. However, the wide recognition of their potential led to a global explosive upward movement in their shares--to very expensive levels even for their huge profit potential. Prices corrected in March, April and May 2000, then recovered somewhat. Among our holdings, our Internet-related companies and Japanese stocks hurt our return most. However, our U.S. technology companies were among the largest contributors to our return, including a semiconductor design company, PMC-Sierra (U.S.); a software company, Oracle (U.S.); and a semiconductor company, Texas Instruments (U.S.). We also did well on Thomson Multimedia (Fr.), a consumer electronics firm. We took some profits on these stocks, as well as on other companies in these groups, but they still are among our largest holdings. Recent acquisitions Juniper Networks (U.S.) and Micron Technology (U.S.) helped our return. We added Micron in mid April, after the bear market in TMT stocks brought down their price.

Our position in USA Networks reduced our return. Its shares suffered from fears that higher interest rates would slow consumer spending and hurt its Home Shopping Network. So far there is no sign of this.

We owned several banks that were hurt by the global fear of rising interest rates as well as by the attraction of investors to the greater sizzle of TMT. Bank of Scotland and Barclays Bank (both U.K.), Wells Fargo (U.S.), Unicredito Italiano (Italy), Bank of Ireland (Ireland), and Fuji Bank (Japan) were among the drags on our return.

Strategy Session
--------------------------------------------------------------------------------
We sold most of our shares of Softbank, a large Japanese conglomerate of Internet-related businesses. We bought Ericsson (Sweden), which is a leader in telecommunications infrastructure equipment and also a major handset manufacturer. We think the greatest growth potential now is to be found in companies that build the information network that powers the new services.

We added JDS Uniphase and Micron Technology in mid April, after the bear market in TMT stocks brought down their price. JDS Uniphase is a leader in the use of light waves (instead of electricity) to carry information, while Micron is among the world's largest manufacturers of DRAMs (computer memory chips).

We added Barclays (U.K.), Banca Intesa (Italy), and Citigroup (U.S.).


Outlook
--------------------------------------------------------------------------------
Portfolio Managers Daniel J. Duane and Michelle Picker

[PHOTO OF DANIEL J. DUANE]

[PHOTO OF MICHELLE PICKER]

"The large issue now is how to deal with the fact that TMT stocks still offer the best earnings growth prospects on the market, but also are very expensive compared with other sectors even after the correction in March and April. Since investors are becoming more sensitive to how much they pay for growth, trimming higher-priced positions and shopping for good value when purchasing are key. We are gradually taking profits in some of our appreciated TMT holdings, and are building our portfolio in other economic sectors. We expect to find better values outside the United States, where the stock markets already have had large gains in the past five years."


Geographic Allocation

                            as of 6/30/2000
                            ---------------

United States                         41.5%
Continental Europe                    28.3%
Cash & Equivalents                    15.0%
Japan                                  6.3%
Asia                                   4.1%
Latin America                          2.5%
Pacific Basin                          2.3%

Top Ten Holdings (% of Portfolio)

                            as of 6/30/2000
                            ---------------

U.S. Treasury Bill 09/14/00            4.7%
Time-Warner, Inc.                      3.6%
Solectron Corp.                        3.4%
Vodafone AirTouch                      3.1%
Oracle Corp.                           3.0%
Citigroup, Inc.                        2.8%
Electronics Arts Inc.                  2.4%
Nokia (AB) oyj                         2.3%
USA Networks Inc.                      2.2%
PMC-Sierra, Inc.                       2.1%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $1,166,676,459)....  $1,166,676,459
   Cash............................................         720,516
   Interest receivable.............................       8,409,323
   Receivable for capital stock sold...............       1,047,232
                                                     --------------
     Total Assets..................................   1,176,853,530
                                                     --------------

 LIABILITIES
   Payable for capital stock repurchased...........       8,798,835
   Payable to investment adviser...................       1,149,342
   Accrued expenses................................         104,965
                                                     --------------
     Total Liabilities.............................      10,053,142
                                                     --------------
 NET ASSETS........................................  $1,166,800,388
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,166,800
     Paid-in capital, in excess of par.............   1,165,633,588
                                                     --------------
   Net Assets, June 30, 2000.......................  $1,166,800,388
                                                     ==============
 Net asset value, and redemption price per share,
   116,680,039 outstanding shares of common stock
   (authorized 170,000,000 shares).................  $        10.00
                                                     ==============
STATEMENT OF OPERATIONS (UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Interest........................................  $   37,694,169
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       2,426,185
   Shareholders' reports...........................          91,000
   Accounting fees.................................          25,000
   Custodian's fees and expenses...................          21,000
   Audit fee and expenses..........................           8,000
   Commitment fee on syndicated credit agreement...           6,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           3,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           3,384
                                                     --------------
     Total expenses................................       2,590,569
   Less: custodian fee credit......................          (4,604)
                                                     --------------
     Net expenses..................................       2,585,965
                                                     --------------
 NET INVESTMENT INCOME.............................      35,108,204
                                                     --------------

 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   35,108,204
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   35,108,204     $   54,005,446
    Net realized gain on investments........................               --             10,627
                                                               --------------     --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       35,108,204         54,016,073
                                                               --------------     --------------

  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (35,108,204)       (54,005,446)
    Distributions from net realized capital gains...........               --            (10,627)
                                                               --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (35,108,204)       (54,016,073)
                                                               --------------     --------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [55,031,773 and 122,718,909 shares,
     respectively]..........................................      550,317,734      1,227,189,093
    Capital stock issued in reinvestment of dividends and
     distributions [3,510,820 and 5,401,607 shares,
     respectively]..........................................       35,108,204         54,016,073
    Capital stock repurchased [(75,409,978) and (86,592,293)
     shares, respectively]..................................     (754,099,772)      (865,922,932)
                                                               --------------     --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................     (168,673,834)       415,282,234
                                                               --------------     --------------
  TOTAL INCREASE IN NET ASSETS..............................     (168,673,834)       415,282,234

  NET ASSETS:
    Beginning of period.....................................    1,335,474,222        920,191,988
                                                               --------------     --------------
    End of period...........................................   $1,166,800,388     $1,335,474,222
                                                               ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $1,250,401,002)..........................  $1,215,763,266
    Cash.......................................             772
    Interest and dividends receivable..........      20,777,674
    Receivable for investments sold............      16,042,755
    Receivable for investments sold short (Note
      2).......................................       8,329,133
    Receivable for capital stock sold..........         218,479
                                                 --------------
      Total Assets.............................   1,261,132,079
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      39,907,192
    Investments sold short at value (proceeds
      $8,251,875 including accrued interest)
      (Note 2).................................       8,288,568
    Payable to investment adviser..............       1,191,170
    Payable for capital stock repurchased......         770,526
    Accrued expenses and other liabilities.....          85,283
    Interest payable...........................          78,520
    Due to broker -- variation margin..........          27,344
                                                 --------------
      Total Liabilities........................      50,348,603
                                                 --------------
  NET ASSETS...................................  $1,210,783,476
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       1,093,136
      Paid-in capital, in excess of par........   1,191,279,365
                                                 --------------
                                                  1,192,372,501
    Undistributed net investment income........      98,545,756
    Accumulated net realized loss on
      investments..............................     (45,454,883)
    Net unrealized depreciation on
      investments..............................     (34,679,898)
                                                 --------------
    Net assets, June 30, 2000..................  $1,210,783,476
                                                 ==============
    Net asset value and redemption price per
      share, 109,313,639 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................  $        11.08
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
  INVESTMENT INCOME
    Interest...................................  $   44,025,610
                                                 --------------
  EXPENSES
    Investment advisory fee....................       2,420,616
    Shareholders' reports......................          86,000
    Accounting fees............................          52,000
    Custodian's fees and expenses..............          21,000
    Audit fee and expenses.....................           7,000
    Commitment fee on syndicated credit
      agreement................................           6,000
    Transfer agent's fees and expenses.........           5,000
    Legal fees and expenses....................           3,000
    Directors' fees............................           2,000
    Miscellaneous..............................           2,373
                                                 --------------
      Total expenses...........................       2,604,989
                                                 --------------
    Less: custodian fee credit.................         (12,648)
                                                 --------------
      Net expenses.............................       2,592,341
                                                 --------------
  NET INVESTMENT INCOME........................      41,433,269
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................     (17,985,534)
      Futures..................................         728,377
                                                 --------------
                                                    (17,257,157)
                                                 --------------
    Net change in unrealized appreciation:
      Investments..............................       9,118,160
      Futures..................................         541,375
      Short sale...............................         (36,693)
                                                 --------------
                                                      9,622,842
                                                 --------------
  NET LOSS ON INVESTMENTS......................      (7,634,315)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   33,798,954
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................       $   41,433,269         $   76,304,703
    Net realized loss on investments........................          (17,257,157)           (26,222,144)
    Net change in unrealized appreciation (depreciation) on
     investments............................................            9,622,842            (58,723,850)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................           33,798,954             (8,641,291)
                                                                   --------------         --------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (19,037,496)                    --
    Distributions from net realized capital gains...........             (154,720)            (3,302,269)
                                                                   --------------         --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................          (19,192,216)            (3,302,269)
                                                                   --------------         --------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,893,878 and 26,987,966 shares,
     respectively]..........................................           31,830,011            296,061,460
    Capital stock issued in reinvestment of dividends and
     distributions [1,738,425 and 298,578 shares,
     respectively]..........................................           19,192,216              3,302,269
    Capital stock repurchased [(9,873,656) and (14,272,876)
     shares, respectively]..................................         (108,677,439)          (156,161,922)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................          (57,655,212)           143,201,807
                                                                   --------------         --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................          (43,048,474)           131,258,247
  NET ASSETS:
    Beginning of period.....................................        1,253,831,950          1,122,573,703
                                                                   --------------         --------------
    End of period(a)........................................       $1,210,783,476         $1,253,831,950
                                                                   ==============         ==============
    (a) Includes undistributed net investment income of:....       $   98,545,756         $   76,304,703
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                    DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost $206,330,021)........  $208,715,500
   Cash.............................................       394,465
   Receivable for investments sold..................    28,212,109
   Interest and dividends receivable................     1,637,448
   Receivable for capital stock sold................        97,074
   Receivable for call options written..............         1,200
   Forward currency contracts -- amount receivable
     from counterparties............................           132
                                                      ------------
     Total Assets...................................   239,057,928
                                                      ------------
 LIABILITIES
   Payable for investments purchased................    57,672,539
   Payable to investment advisor....................       298,620
   Accrued expenses and other liabilities...........        56,131
   Outstanding call options written (premium
     received $28,750)..............................        25,619
   Unrealized depreciation on interest rate swaps
     (Note 1 & 3)...................................         1,756
   Foreign withholding taxes payable................         1,250
   Payable for capital stock repurchased............            45
                                                      ------------
     Total Liabilities..............................    58,055,960
                                                      ------------
 NET ASSETS.........................................  $181,001,968
                                                      ============
   Net assets were comprised of:
     Common stock, at $0.01 par value...............  $    172,920
     Paid-in capital, in excess of par..............   174,702,241
                                                      ------------
                                                       174,875,161
   Undistributed net investment income..............     1,957,735
   Accumulated net realized gain on investments.....       791,468
   Net unrealized appreciation on investments and
     foreign currencies.............................     3,377,604
                                                      ------------
   Net assets, June 30, 2000........................  $181,001,968
                                                      ============
   Class I:
   Net asset value and redemption price per share,
     17,292,038 outstanding shares of common stock
     (authorized 70,000,000 shares).................  $      10.47
                                                      ============
STATEMENT OF OPERATIONS (UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Interest (net of $287 foreign withholding tax)...  $  3,851,936
   Dividends (net of $1,875 foreign withholding
     tax)...........................................       295,827
                                                      ------------
                                                         4,147,763
                                                      ------------
 EXPENSES
   Investment advisory fee..........................       530,927
   Accounting fees..................................       110,000
   Shareholders' reports............................         8,000
   Custodian's fees and expenses....................         2,500
   Directors' fees..................................         2,000
   Audit fee and expenses...........................           700
   Transfer agent's fee and expenses................           600
   Commitment fees on syndicated credit agreement...           500
   Legal fees and expenses..........................           200
   Miscellaneous....................................           717
                                                      ------------
     Total expenses.................................       656,144
   Less: custodian fee credit.......................        (9,267)
                                                      ------------
     Net expenses...................................       646,877
                                                      ------------
 NET INVESTMENT INCOME..............................     3,500,886
                                                      ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
 Net realized gain on:
   Investments......................................     1,061,577
   Foreign currencies...............................        54,130
   Interest rate swaps..............................        67,541
                                                      ------------
                                                         1,183,248
                                                      ------------
 Net change in unrealized appreciation
   (depreciation) on:
   Investments......................................    (1,290,495)
   Options written..................................         3,131
   Foreign currencies...............................       (39,385)
                                                      ------------
                                                        (1,326,749)
                                                      ------------
 NET LOSS ON INVESTMENTS............................      (143,501)
                                                      ------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................................  $  3,357,385
                                                      ============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          MAY 3, 1999(b)
                                                                     SIX MONTHS               THROUGH
                                                                       ENDED               DECEMBER 31,
                                                                   JUNE 30, 2000               1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................        $  3,500,886           $  2,003,211
   Net realized gain (loss) on investments..................           1,183,248               (335,702)
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (1,326,749)             4,704,353
                                                                    ------------           ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           3,357,385              6,371,862
                                                                    ------------           ------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................          (1,568,671)            (2,003,211)
     Dividends in excess of net investment income...........                  --                (30,558)
     Tax return of capital..................................                  --               (142,483)
                                                                    ------------           ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (1,568,671)            (2,176,252)
                                                                    ------------           ------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [6,092,321 and 15,525,131 shares,
     respectively]..........................................          63,088,950            159,747,939
   Capital stock issued in reinvestment of dividends and
     distributions [155,314 and 218,825 shares,
     respectively]..........................................           1,568,671              2,176,252
   Capital stock repurchased [(119,842) and (4,579,711)
     shares, respectively]..................................          (1,242,288)           (50,321,880)
                                                                    ------------           ------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................          63,415,333            111,602,311
                                                                    ------------           ------------
 TOTAL INCREASE IN NET ASSETS...............................          65,204,047            115,797,921
 NET ASSETS:
   Beginning of period......................................         115,797,921                     --
                                                                    ------------           ------------
   End of period (a)........................................        $181,001,968           $115,797,921
                                                                    ============           ============
   (a) Includes undistributed net investment income of:.....        $  1,957,735           $         --
                                                                    ------------           ------------
   (b) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $873,842,613).............................  $ 758,276,387
    Interest and dividends receivable...........     17,103,516
    Due from manager............................        941,736
    Receivable for investments sold.............        722,238
    Receivable for capital stock sold...........        152,020
    Receivable for securities lending income....         97,177
                                                  -------------
      Total Assets..............................    777,293,074
                                                  -------------
  LIABILITIES
    Bank overdraft..............................         92,635
    Collateral for securities on loan...........     22,897,220
    Payable for investments purchased...........     16,328,173
    Payable to investment adviser...............        990,518
    Payable for capital stock repurchased.......        260,583
    Securities lending rebate payable...........        220,922
    Accrued expenses and other liabilities......         96,138
                                                  -------------
      Total Liabilities.........................     40,886,189
                                                  -------------
  NET ASSETS....................................  $ 736,406,885
                                                  =============
    Net assets were comprised of:
      Common stock, at $0.01 par value..........  $   1,027,257
      Paid-in capital, in excess of par.........    822,779,544
                                                  -------------
                                                    823,806,801
    Undistributed net investment income.........    102,584,514
    Accumulated net realized loss on
      investments...............................    (75,359,940)
    Net unrealized depreciation on
      investments...............................   (114,624,490)
                                                  -------------
    Net assets, June 30, 2000...................  $ 736,406,885
                                                  =============
  Net asset value and redemption price per
    share, 102,725,876 outstanding shares of
    common stock (authorized 195,000,000
    shares).....................................  $        7.17
                                                  =============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Interest....................................  $  38,975,412
    Dividends...................................      2,606,232
    Income from securities loaned, net..........         42,765
                                                  -------------
                                                     41,624,409
                                                  -------------
  EXPENSES
    Investment advisory fee.....................      2,086,750
    Accounting fees.............................         72,600
    Shareholders' reports.......................         44,700
    Custodian's fee and expenses................         22,000
    Audit fee and expenses......................          5,000
    Transfer agent's fees and expenses..........          5,000
    Commitment fee on syndicated credit
      agreement.................................          4,000
    Directors' fees.............................          2,000
    Legal fees and expenses.....................          2,000
    Miscellaneous...............................          1,240
                                                  -------------
      Total expenses............................      2,245,290
    Less: custodian fee credit..................        (12,137)
                                                  -------------
      Net expenses..............................      2,233,153
                                                  -------------
  NET INVESTMENT INCOME.........................     39,391,256
                                                  -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments...............................    (24,021,874)
      Options written...........................         68,000
                                                  -------------
                                                    (23,953,874)
                                                  -------------
    Net change in unrealized depreciation on
      investments...............................    (29,872,990)
                                                  -------------

  NET LOSS ON INVESTMENTS.......................    (53,826,864)
                                                  -------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $ (14,435,608)
                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $  39,391,256       $  84,257,678
    Net realized loss on investments........................     (23,953,874)        (42,984,475)
    Net change in unrealized depreciation on investments....     (29,872,990)         (5,307,921)
                                                               -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (14,435,608)         35,965,282
                                                               -------------       -------------
    DIVIDENDS
      Dividends from net investment income..................     (21,064,420)         (2,179,668)
                                                               -------------       -------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,084,426 and 17,182,804 shares,
     respectively]..........................................      22,712,941         127,100,943
    Capital stock issued in reinvestment of dividends
     [2,933,763 and 291,010 shares, respectively]...........      21,064,420           2,179,668
    Capital stock repurchased [(10,003,033) and (20,307,030)
     shares, respectively]..................................     (74,070,995)       (150,186,649)
                                                               -------------       -------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (30,293,634)        (20,906,038)
                                                               -------------       -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................     (65,793,662)         12,879,576
  NET ASSETS:
    Beginning of period.....................................     802,200,547         789,320,971
                                                               -------------       -------------
    End of period(a)........................................   $ 736,406,885       $ 802,200,547
                                                               =============       =============
    (a) Includes undistributed net investment income of:....   $ 102,584,514       $  84,257,678
                                                               -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,421,693,015)........  $4,632,248,585
   Cash................................................          82,577
   Receivable for capital stock sold...................       5,217,430
   Interest and dividends receivable...................       3,559,711
   Due from broker -- variation margin.................         417,311
   Receivable for securities lending income............          26,971
                                                         --------------
     Total Assets......................................   4,641,552,585
                                                         --------------
 LIABILITIES
   Payable for investments purchased...................       5,350,790
   Payable for capital stock repurchased...............       3,574,620
   Payable to investment adviser.......................       3,384,373
   Accrued expenses and other liabilities..............         308,973
   Payable for securities lending rebate...............           6,743
                                                         --------------
     Total Liabilities.................................      12,625,499
                                                         --------------
 NET ASSETS............................................  $4,628,927,086
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................       1,050,526
     Paid-in capital, in excess of par.................   2,352,018,287
                                                         --------------
                                                          2,353,068,813
   Undistributed net investment income.................       9,567,144
   Accumulated net realized gain on investments........      56,864,541
   Net unrealized appreciation on investments..........   2,209,426,588
                                                         --------------
   Net assets, June 30, 2000...........................  $4,628,927,086
                                                         ==============
 Net asset value and redemption price per share,
   105,052,556 outstanding shares of common stock
   (authorized 170,000,000 shares).....................  $        44.06
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $140,415 foreign withholding
     tax)..............................................  $   25,750,240
   Interest............................................       1,854,610
   Income from securities loaned, net..................          20,228
                                                         --------------
                                                             27,625,078
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       7,945,377
   Shareholders' reports...............................         317,000
   Custodian's fees and expenses.......................          67,000
   Accounting fee......................................          56,000
   Audit fee and expenses..............................          28,000
   Commitment fee on syndicated credit agreement.......          22,000
   Directors' fees.....................................           9,800
   Legal fees and expenses.............................           9,000
   Transfer agent's fees and expenses..................           5,000
   Miscellaneous.......................................           2,403
                                                         --------------
     Total expenses....................................       8,461,580
   Less: custodian fee credit..........................          (3,416)
                                                         --------------
   Net expenses........................................       8,458,164
                                                         --------------
 NET INVESTMENT INCOME.................................      19,166,914
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
     Investments.......................................      58,723,760
     Futures...........................................       1,178,443
                                                         --------------
                                                             59,902,203
                                                         --------------
   Net change in unrealized appreciation on:
     Investments.......................................    (100,120,922)
     Futures...........................................      (3,553,245)
                                                         --------------
                                                           (103,674,167)
                                                         --------------
 NET LOSS ON INVESTMENTS...............................     (43,771,964)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (24,605,050)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   19,166,914     $   44,408,380
   Net realized gain on investments.........................       59,902,203         46,195,228
   Net change in unrealized appreciation -- depreciation on
     investments............................................     (103,674,167)       682,952,950
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (24,605,050)       773,556,558
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................       (9,915,562)       (44,092,588)
     Distributions from net realized capital gains..........       (4,659,010)       (54,347,010)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (14,574,572)       (98,439,598)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,464,147 and 19,061,602 shares,
     respectively]..........................................      236,393,149        768,257,840
   Capital stock issued in reinvestment of dividends and
     distributions [355,044 and 2,357,499 shares,
     respectively]..........................................       14,574,572         98,439,598
   Capital stock repurchased [(5,490,744) and (10,712,263)
     shares, respectively]..................................     (237,878,533)      (434,885,868)
                                                               --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       13,089,188        431,811,570
                                                               --------------     --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS....................      (26,090,434)     1,106,928,530
 NET ASSETS:
   Beginning of period......................................    4,655,017,520      3,548,088,990
                                                               --------------     --------------
   End of period (a)........................................   $4,628,927,086     $4,655,017,520
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $    9,567,144     $      315,792
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,738,740,135)....  $1,755,879,262
   Foreign currency, at value (cost: $3,174,975)...       3,156,501
   Cash............................................       3,228,223
   Receivable for investments sold.................      16,769,324
   Interest and dividends receivable...............       5,595,603
   Receivable for securities lending income........         482,757
   Receivable for capital stock sold...............          40,043
   Deferred expenses and other assets..............           2,712
                                                     --------------
     Total Assets..................................   1,785,154,425
                                                     --------------

 LIABILITIES
   Collateral for securities on loan...............      53,524,300
   Securities lending rebate payable...............       3,878,871
   Payable for investments purchased...............       2,374,016
   Payable to investment adviser...................       1,710,226
   Payable for capital stock repurchased...........       1,276,810
   Accrued expenses and other liabilities..........         234,961
                                                     --------------
     Total Liabilities.............................      62,999,184
                                                     --------------
 NET ASSETS........................................  $1,722,155,241
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............         942,079
     Paid-in capital, in excess of par.............   1,602,326,343
                                                     --------------
                                                      1,603,268,422
     Undistributed net investment income...........      11,597,212
     Accumulated net realized gain on
       investments.................................      90,168,954
     Net unrealized appreciation on investments....      17,120,653
                                                     --------------
       Net assets, June 30, 2000...................  $1,722,155,241
                                                     ==============
     Net asset value and redemption price per
       share, 94,207,874 outstanding shares of
       common stock (authorized 170,000,000
       shares).....................................  $        18.28
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $260,766 foreign withholding
     tax)..........................................  $   25,903,447
   Interest........................................       1,235,907
   Income from securities loaned, net..............         163,687
                                                     --------------
                                                         27,303,041
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       3,576,368
   Shareholders' reports...........................         128,000
   Accounting fees.................................          49,000
   Custodian's fees and expenses...................          36,000
   Audit fee and expenses..........................          12,000
   Commitment fee on syndicated credit agreement...           8,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           4,000
   Directors' fees.................................           4,000
   Miscellaneous...................................             531
                                                     --------------
     Total expenses................................       3,822,899
   Less: custodian fee credit......................         (23,884)
                                                     --------------
     Net expenses..................................       3,799,015
                                                     --------------
 NET INVESTMENT INCOME.............................      23,504,026
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
     Investments...................................      90,896,506
     Foreign currencies............................            (689)
                                                     --------------
                                                         90,895,817
                                                     --------------
   Net change in unrealized appreciation on:
     Investments...................................    (225,104,316)
     Foreign currencies............................         (18,474)
                                                     --------------
                                                       (225,122,790)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................    (134,226,973)
                                                     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $ (110,722,947)
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   23,504,026     $   49,197,688
   Net realized gain on investments.........................       90,895,817        196,991,597
   Net change in unrealized appreciation/depreciation on
     investments............................................     (225,122,790)         1,676,194
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (110,722,947)       247,865,479
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................      (15,228,194)       (47,863,180)
     Distributions from net realized capital gains..........       (3,969,841)      (228,772,711)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (19,198,035)      (276,635,891)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [2,505,161 and 4,932,597 shares,
     respectively]..........................................       45,103,356        106,031,268
   Capital stock issued in reinvestment of dividends and
     distributions [1,076,726 and 14,298,341 shares,
     respectively]..........................................       19,198,035        276,635,891
   Capital stock repurchased [(13,069,113) and (22,475,612)
     shares, respectively]..................................     (236,264,528)      (472,178,202)
                                                               --------------     --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (171,963,137)       (89,511,043)
                                                               --------------     --------------
 TOTAL DECREASE IN NET ASSETS...............................     (301,884,119)      (118,281,455)
 NET ASSETS:
   Beginning of period......................................    2,024,039,360      2,142,320,815
                                                               --------------     --------------
   End of period (a)........................................   $1,722,155,241     $2,024,039,360
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $   11,597,212     $    3,322,069
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,965,052,251)........  $5,457,618,332
   Cash................................................          11,923
   Dividends and interest receivable...................      10,908,592
   Receivable for investments sold.....................       5,194,729
   Receivable for capital stock sold...................       1,881,810
                                                         --------------
     Total Assets......................................   5,475,615,386
                                                         --------------
 LIABILITIES
   Payable to investment adviser.......................       6,252,193
   Payable for capital stock repurchased...............       4,605,407
   Accrued expenses and other liabilities..............         616,776
   Withholding Tax Payable.............................          96,189
   Distribution fee payable............................             310
   Administration fee payable..........................             186
                                                         --------------
     Total Liabilities.................................      11,571,061
                                                         --------------
 NET ASSETS............................................  $5,464,044,325
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $    2,061,844
     Paid-in capital, in excess of par.................   4,479,964,367
                                                         --------------
                                                          4,482,026,211
     Undistributed net investment income...............      32,189,572
     Accumulated net realized gain on investments......     457,266,189
     Net unrealized appreciation on investments and
       foreign currencies..............................     492,562,353
                                                         --------------
   Net assets, June 30, 2000...........................  $5,464,044,325
                                                         ==============
 CLASS I:
   Net asset value and redemption price per share,
     $5,463,447,836/206,161,922 outstanding shares of
     common stock (authorized 295,000,000 shares)......  $        26.50
                                                         ==============
 CLASS II:
   Net asset value and redemption price per share,
     $596,489/22,517 outstanding shares of common stock
     (authorized 5,000,000 shares).....................  $        26.49
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $184,221 foreign withholding
     tax)..............................................  $   43,271,717
   Interest............................................      26,006,743
                                                         --------------
                                                             69,278,460
                                                         --------------
 EXPENSES
   Investment advisory fee.............................      12,723,445
   Distribution Fee -- Class II........................             494
   Administration Fee -- Class II......................             296
   Shareholders' reports...............................         414,000
   Custodian expense...................................          95,000
   Accounting fees.....................................          50,000
   Commitment fee on syndicated credit agreement.......          37,000
   Audit fee and expenses..............................          30,000
   Transfer agent's fees and expenses..................          12,000
   Legal fees and expenses.............................           5,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           9,991
                                                         --------------
     Total expenses....................................      13,379,226
   Less: custodian fee credit..........................         (29,635)
                                                         --------------
     Net expenses......................................      13,349,591
                                                         --------------
 NET INVESTMENT INCOME.................................      55,928,869
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
   Net realized gain on:
     Investments.......................................     457,237,724
     Foreign currencies................................       2,338,357
                                                         --------------
                                                            459,576,081
                                                         --------------
   Net change in unrealized appreciation (depreciation)
     on:
     Investments.......................................    (857,460,809)
     Foreign currencies................................         136,271
                                                         --------------
                                                           (857,324,538)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........    (397,748,457)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $ (341,819,588)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................    $   55,928,869        $   108,030,872
   Net realized gain on investments and foreign
     currencies.............................................       459,576,081            762,123,248
   Net change in unrealized depreciation on investments and
     foreign currencies.....................................      (857,324,538)          (132,832,254)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (341,819,588)           737,321,866
                                                                --------------        ---------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income
     Class I................................................       (29,016,687)          (105,053,778)
     Class II...............................................            (4,581)                (2,550)
                                                                --------------        ---------------
                                                                   (29,021,268)          (105,056,328)
                                                                --------------        ---------------
     Distributions from net realized capital gains
     Class I................................................      (136,935,527)          (737,903,685)
     Class II...............................................           (10,872)               (30,961)
                                                                --------------        ---------------
                                                                  (136,946,399)          (737,934,646)
                                                                --------------        ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (165,967,667)          (842,990,974)
                                                                --------------        ---------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,187,694 and 8,685,422 shares,
     respectively]..........................................        87,731,444            269,993,500
   Capital stock issued in reinvestment of dividends and
     distributions
     [6,358,914 and 29,304,589 shares, respectively]........       165,967,667            842,990,974
   Capital stock repurchased [(19,095,484) and (33,043,224)
     shares, respectively]..................................      (517,163,773)        (1,019,065,758)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL STOCK TRANSACTIONS...............................      (263,464,662)            93,918,716
                                                                --------------        ---------------
 TOTAL DECREASE IN NET ASSETS...............................      (771,251,917)           (11,750,392)
 NET ASSETS:
   Beginning of period......................................     6,235,296,242          6,247,046,634
                                                                --------------        ---------------
   End of period(a).........................................    $5,464,044,325        $ 6,235,296,242
                                                                ==============        ===============
   (a) Includes undistributed net investment income of:.....    $   32,189,572        $     2,943,614
                                                                --------------        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                          PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,719,430,030)....  $3,478,239,086
   Cash............................................             749
   Receivable for investments sold.................       8,349,032
   Receivable for capital stock sold...............       1,519,254
   Interest and dividends receivable...............       1,228,980
   Receivable for securities lending, net..........         436,026
                                                     --------------
     Total Assets..................................   3,489,773,127
                                                     --------------
 LIABILITIES
   Payable to investment adviser...................       4,845,097
   Payable for investments purchased...............      11,274,047
   Payable for capital stock repurchased...........         349,577
   Distribution fee payable........................             465
   Administration fee payable......................             279
   Accrued expenses and other liabilities..........         173,711
                                                     --------------
     Total Liabilities.............................      16,643,176
                                                     --------------
 NET ASSETS........................................  $3,473,129,951
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,048,296
     Paid-in capital, in excess of par.............   2,473,158,889
                                                     --------------
                                                      2,474,207,185
     Undistributed net investment income...........         923,669
     Accumulated net realized gain on
       investments.................................     239,190,019
     Net unrealized appreciation on investments and
       foreign currencies..........................     758,809,078
                                                     --------------
       Net assets, June 30, 2000...................  $3,473,129,951
                                                     ==============
   Class I:
     Net asset value and redemption price per
       share, 3,470,354,015/104,745,716 outstanding
       shares of common stock (authorized
       110,000,000 shares).........................  $        33.13
                                                     ==============
   Class II:
     Net asset value and redemption price per
       share, 2,775,935/83,915 outstanding shares
       of common stock (authorized 5,000,000
       shares).....................................  $        33.08
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $189,126 foreign withholding
     tax)..........................................  $    6,178,414
   Interest........................................       3,995,743
   Income from securities loaned, net..............         565,833
                                                     --------------
                                                         10,739,990
                                                     --------------

 EXPENSES
   Investment advisory fee.........................       9,532,134
   Administration fee -- Class II..................             285
   Distribution fee -- Class II....................             476
   Shareholders' reports...........................         186,000
   Accounting fee..................................          40,000
   Custodian's fees and expenses...................          35,000
   Audit fees and expenses.........................          17,000
   Commitment fee on syndicated credit agreement...          13,000
   Legal fees and expenses.........................           5,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           4,616
                                                     --------------
     Total expenses................................       9,840,511
   Less: custodian fee credit......................         (24,190)
                                                     --------------
     Net expenses..................................       9,816,321
                                                     --------------
 NET INVESTMENT INCOME.............................         923,669
                                                     --------------

 NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
   Net realized gain on investments................     240,205,243
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................    (133,489,787)
     Foreign currencies............................              22
                                                     --------------

                                                       (133,489,765)
                                                     --------------

 NET GAIN ON INVESTMENTS...........................     106,715,478
                                                     --------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........................  $  107,639,147
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS

 OPERATIONS:
   Net investment income....................................    $      923,669        $    3,100,657
   Net realized gain on investments.........................       240,205,243           147,534,996
   Net change in unrealized appreciation (depreciation) on
     investments............................................      (133,489,765)          574,663,580
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....       107,639,147           725,299,233
                                                                --------------        --------------

 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income -- Class I..........                --            (3,100,657)
   Distributions from net realized capital gains
   Class I..................................................       (49,620,027)         (109,146,897)
   Class II.................................................            (2,217)                   --
                                                                --------------        --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS........................       (49,622,244)         (112,247,554)
                                                                --------------        --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [22,430,665 and 46,076,803 shares,
     respectively]..........................................       752,106,237         1,238,109,549
   Capital stock issued in reinvestment of dividends and
     distributions [1,630,701 and 3,815,423 shares,
     respectively]..........................................        49,622,244           112,247,554
   Capital stock repurchased [(4,763,710) and (14,500,046)
     shares, respectively]..................................      (157,283,294)         (391,470,256)
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................       644,445,187           958,886,847
                                                                --------------        --------------
 TOTAL DECREASE IN NET ASSETS...............................       702,462,090         1,571,938,526
 NET ASSETS:
   Beginning of period......................................     2,770,667,861         1,198,729,335
                                                                --------------        --------------
   End of period(a).........................................    $3,473,129,951        $2,770,667,861
                                                                ==============        ==============
   (a) Includes undistributed net investment income of:.....    $      923,669        $           --
                                                                --------------        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                              20/20 FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $96,619,803)..........  $95,829,894
   Cash...............................................        1,290
   Interest and dividends receivable..................      119,069
   Receivable for capital stock sold..................      110,102
                                                        -----------
     Total Assets.....................................   96,060,355
                                                        -----------
 LIABILITIES
   Payable for investments purchased..................      214,667
   Payable to investment adviser......................      167,659
   Payable for capital stock repurchased..............       67,911
   Distribution fee payable...........................           28
   Administration fee payable.........................           17
   Accrued expenses and other liabilities.............       33,457
                                                        -----------
     Total Liabilities................................      483,739
                                                        -----------
 NET ASSETS...........................................  $95,576,616
                                                        ===========
   Net assets were comprised of:
     Common stock, at $0.01 par value.................       85,864
     Paid-in capital, in excess of par................   92,331,556
                                                        -----------
                                                         92,417,420
   Undistributed net investment income................      131,812
   Accumulated net realized gain on investments.......    3,817,293
   Net unrealized depreciation on investments.........     (789,909)
                                                        -----------
   Net assets, June 30, 2000..........................  $95,576,616
                                                        ===========
   CLASS I:
     Net asset value and redemption price per share,
       $95,284,415/8,560,167 outstanding shares of
       common stock (authorized 70,000,000 shares)....  $     11.13
                                                        ===========
   CLASS II:
     Net asset value and redemption price per share,
       $292,201/26,254 outstanding shares of common
       stock (authorized 5,000,000 shares)............  $     11.13
                                                        ===========

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
 Dividends (net of $1,747 foreign withholding tax)....  $   377,705
 Interest.............................................      204,855
                                                        -----------
                                                            582,560
                                                        -----------
 EXPENSES
   Investment advisory fee............................      309,287
   Distribution fee -- Class II.......................          120
   Administration Fee -- Class II.....................           70
   Accounting fees....................................       48,000
   Shareholders' reports..............................        4,000
   Directors' fees....................................        2,100
   Transfer agent's fees and expenses.................          800
   Custodian's fees and expenses......................          700
   Audit fee and expenses.............................          400
   Commitment fee on syndicated credit agreement......          400
   Legal fees and expenses............................          100
   Miscellaneous......................................           95
                                                        -----------
     Total expenses...................................      366,072
   Less: custodian fee credit.........................         (670)
                                                        -----------
     Net expenses.....................................      365,402
                                                        -----------
 NET INVESTMENT INCOME................................      217,158
                                                        -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain on investments...................    4,087,788
   Net change in unrealized depreciation on
     investments......................................   (8,572,493)
                                                        -----------
 NET LOSS ON INVESTMENTS..............................   (4,484,705)
                                                        -----------
 NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS......................................  $(4,267,547)
                                                        ===========

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          MAY 3, 1999(b)
                                                                     SIX MONTHS               THROUGH
                                                                       ENDED               DECEMBER 31,
                                                                   JUNE 30, 2000               1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................        $   217,158            $     67,001
   Net realized gain on investments.........................          4,087,788                 301,857
   Net change in unrealized appreciation (depreciation) on
     investments............................................         (8,572,493)              7,782,584
                                                                    -----------            ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................         (4,267,547)              8,151,442
                                                                    -----------            ------------
 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
   Class I..................................................            (85,340)                (67,001)
   Class II.................................................                 (6)                     --
                                                                    -----------            ------------
                                                                        (85,346)                (67,001)
                                                                    -----------            ------------
   Distributions from net realized capital gains
   Class I..................................................           (546,407)                (25,509)
   Class II.................................................               (436)                     --
                                                                    -----------            ------------
                                                                       (546,843)                (25,509)
                                                                    -----------            ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................           (632,189)                (92,510)
                                                                  -------------          --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,156,855 and 6,498,615 shares,
     respectively]..........................................         36,024,949              67,624,775
   Capital stock issued in reinvestment of dividends and
     distributions [59,697 and 8,586 shares,
     respectively]..........................................            632,189                  92,510
   Capital stock repurchased [(107,820) and (1,029,512)
     shares, respectively]..................................         (1,228,408)            (10,728,595)
                                                                    -----------            ------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         35,428,730              56,988,690
                                                                    -----------            ------------
 TOTAL INCREASE IN NET ASSETS...............................         30,528,994              65,047,622
 NET ASSETS:
   Beginning of period......................................         65,047,622                      --
                                                                    -----------            ------------
   End of period (a)........................................        $95,576,616            $ 65,047,622
                                                                    ===========            ============
   (a) Includes undistributed net investment income of:.....        $   131,812            $         --
                                                                    -----------            ------------
   (b) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $464,914,277).......  $515,241,971
   Cash.............................................     8,953,247
   Receivable for investments sold..................       294,766
   Interest and dividends receivable................       201,869
   Receivable for securities lending income.........       151,243
   Receivable for capital stock sold................       101,871
   Deferred expenses and other assets...............         4,657
                                                      ------------
     Total Assets...................................   524,949,624
                                                      ------------
 LIABILITIES
   Collateral for securities on loan................    16,596,400
   Securities lending rebate payable................     9,189,077
   Payable for investments purchased................       735,627
   Payable to investment adviser....................       459,624
   Due to broker--variation margin..................       297,000
   Payable for capital stock repurchased............       203,831
   Accrued expenses and other liabilities...........        67,317
                                                      ------------
     Total Liabilities..............................    27,548,876
                                                      ------------
 NET ASSETS.........................................  $497,400,748
                                                      ============
   Net assets were comprised of:
     Common stock, at $.01 par value................  $    303,981
     Paid-in capital, in excess of par..............   427,418,284
                                                      ------------
                                                       427,722,265
   Undistributed net investment income..............     3,302,693
   Accumulated net realized gain on investments.....    16,644,096
   Net unrealized appreciation on investments.......    49,731,694
                                                      ------------
   Net assets, June 30, 2000........................  $497,400,748
                                                      ============
 Net asset value and redemption price per
   share (30,398,086 outstanding shares of common
   stock, authorized 70,000,000 shares).............  $      16.36
                                                      ============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $596 foreign withholding
     tax)...........................................  $  1,463,806
   Interest.........................................       860,727
   Income from securities loaned, net...............        58,617
                                                      ------------
                                                         2,383,150
                                                      ------------
 EXPENSES
   Investment advisory fee..........................       931,467
   Accounting fees..................................        67,000
   Shareholders' reports............................        29,000
   Custodian's fees and expenses....................        17,000
   Transfer agent's fees and expenses...............         4,000
   Audit fees and expenses..........................         3,000
   Commitment fee on syndicated credit agreement....         2,000
   Directors' fees..................................         1,850
   Legal fees and expenses..........................         1,000
   Miscellaneous....................................        18,268
                                                      ------------
     Total expenses.................................     1,074,585
   Less: custodian fee credit.......................        (8,500)
                                                      ------------
     Net expenses...................................     1,066,085
                                                      ------------
 NET INVESTMENT INCOME..............................     1,317,065
                                                      ------------
 NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
   Net realized gain on:
     Investments....................................    16,265,175
     Futures........................................     3,343,518
                                                      ------------
                                                        19,608,693
                                                      ------------
   Net change in unrealized
     appreciation/depreciation on:
     Investments....................................    13,820,036
     Futures........................................    (1,400,650)
                                                      ------------
                                                        12,419,386
                                                      ------------
 NET GAIN ON INVESTMENTS............................    32,028,079
                                                      ------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 33,345,144
                                                      ============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE IN NET ASSETS
 OPERATIONS:
   Net investment income....................................    $  1,317,065       $  2,620,452
   Net realized gain on investments.........................      19,608,693         26,223,683
   Net change in unrealized appreciation on investments.....      12,419,386         21,744,502
                                                                ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....      33,345,144         50,588,637
                                                                ------------       ------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................        (634,824)                --
     Distributions from net realized capital gains..........     (26,346,057)        (6,897,212)
                                                                ------------       ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (26,980,881)        (6,897,212)
                                                                ------------       ------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,569,625 and 8,615,063 shares,
     respectively]..........................................      59,343,445        122,618,563
   Capital stock issued in reinvestment of dividends and
     distributions [1,889,417 and 506,032 shares,
     respectively]..........................................      26,980,881          6,897,212
   Capital stock repurchased [(1,977,434) and (6,702,620)
     shares, respectively]..................................     (32,781,530)       (96,099,149)
                                                                ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................      53,542,796         33,416,626
                                                                ------------       ------------
 TOTAL INCREASE IN NET ASSETS...............................      59,907,059         77,108,051
 NET ASSETS:
   Beginning of period......................................     437,493,689        360,385,638
                                                                ------------       ------------
   End of period(a).........................................    $497,400,748       $437,493,689
                                                                ============       ============
   (a) Includes undistributed net investment income of:.....    $  3,302,693       $  2,620,452
                                                                ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,146,960,150)........  $1,436,414,240
   Foreign currency, at value (cost: $102,805,522).....     104,845,050
   Receivable for capital stock sold...................       2,758,588
   Receivable for investments sold.....................       2,116,815
   Dividends and interest receivable...................       1,550,070
   Receivable for securities lending...................         966,735
                                                         --------------
     Total Assets......................................   1,548,651,498
                                                         --------------
 LIABILITIES
   Bank overdraft......................................         314,406
   Collateral for securities on loan...................     103,874,453
   Unrealized depreciation on interest rate swap.......       2,919,014
   Payable to investment adviser.......................       2,624,532
   Securities lending rebate payable...................       1,246,671
   Payable for capital stock repurchased...............         419,268
   Forward currency contracts payable..................         418,608
   Accrued expenses and other liabilities..............         296,001
                                                         --------------
     Total Liabilities.................................     112,112,953
                                                         --------------
 NET ASSETS............................................  $1,436,538,545
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $      502,927
     Paid-in capital, in excess of par.................     897,870,258
                                                         --------------
                                                            898,373,185
   Undistributed net investment income.................       4,345,469
   Accumulated net realized gain on investments........     245,654,456
   Net unrealized appreciation on investments and
     foreign currencies................................     288,165,435
                                                         --------------
   Net assets, June 30, 2000...........................  $1,436,538,545
                                                         ==============
 Net asset value and redemption price per
   share, 50,292,663 outstanding shares of common stock
   (authorized 70,000,000 shares)......................  $        28.56
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $698,547 foreign withholding
     tax)..............................................  $    4,649,364
   Interest............................................       3,309,843
   Income from securities loaned, net..................         260,853
                                                         --------------
                                                              8,220,060
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       5,207,848
   Custodian fees and expenses.........................         301,000
   Shareholders' reports...............................          87,000
   Accounting fees.....................................          58,000
   Audit fee and expenses..............................           8,000
   Commitment fee on syndicated credit agreement.......           6,000
   Transfer agent's fees and expenses..................           5,000
   Legal fees and expenses.............................           2,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           1,123
                                                         --------------
     Total expenses....................................       5,677,971
   Less: custodian fee credit..........................         (32,581)
                                                         --------------
     Net expenses......................................       5,645,390
                                                         --------------
 NET INVESTMENT INCOME.................................       2,574,670
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
 Net realized gain on:
   Investments.........................................     235,305,816
   Interest rate swaps.................................       6,476,461
   Foreign currencies..................................       4,528,544
                                                         --------------
                                                            246,310,821
                                                         --------------
 Net change in unrealized appreciation (depreciation)
   on:
   Investments.........................................    (262,044,493)
   Interest rate swaps.................................      (4,306,266)
   Foreign currencies..................................       1,783,792
                                                         --------------
                                                           (264,566,967)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........     (18,256,146)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (15,681,476)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $    2,574,670         $    2,125,578
   Net realized gain on investments and foreign
     currencies.............................................          246,310,821            105,889,653
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................         (264,566,967)           315,255,820
                                                                   --------------         --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................          (15,681,476)           423,271,051
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................           (2,463,844)                    --
     Distributions in excess of net investment income.......                   --             (4,140,269)
     Distributions from net realized capital gains..........          (89,602,571)            (7,259,626)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (92,066,415)           (11,399,895)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [11,656,638 and 12,980,789 shares,
     respectively]..........................................          353,741,716            303,934,195
   Capital stock issued in reinvestment of dividends and
     distributions [3,409,867 and 520,780 shares,
     respectively]..........................................           92,066,415             11,399,895
   Capital stock repurchased [(6,686,931) and (11,503,347)
     shares, respectively]..................................         (199,835,783)          (273,433,117)
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................          245,972,348             41,900,973
                                                                   --------------         --------------
 TOTAL INCREASE IN NET ASSETS...............................          138,224,457            453,772,129
 NET ASSETS:
   Beginning of period......................................        1,298,314,088            844,541,959
                                                                   --------------         --------------
   End of period (a)........................................       $1,436,538,545         $1,298,314,088
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $    4,345,469         $           --
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A11

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                             MONEY MARKET PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
BANK NOTES -- 9.7%
  Amex Centurion Bank.......................................   7.01%     07/10/00    $ 6,000    $    6,000,000
  Bank of America, N.A......................................   6.73%     09/11/00     31,000        31,000,000
  Comerica Bank, N.A. (a)...................................   6.66%     07/03/00      6,000         5,999,286
  Comerica Bank, N.A. (a)...................................   6.66%     07/06/00      6,000         6,000,343
  Comerica Bank, N.A. (a)...................................   6.57%     07/07/00      5,000         4,998,599
  Comerica Bank, N.A. (a)...................................   6.61%     07/19/00     26,000        25,992,627
  First Union National Bank (a).............................   6.28%     07/21/00     24,000        24,000,000
  Keybank, N.A. (a).........................................   6.05%     07/17/00      4,000         4,000,129
  National City Bank of Cleveland...........................   6.73%     02/09/01      5,000         4,998,551
                                                                                                --------------
                                                                                                   112,989,535
                                                                                                --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 4.1%
  First Union National Bank.................................   7.09%     12/22/00     32,000        32,000,000
  Morgan Guaranty Trust Co..................................   5.70%     07/19/00     16,000        16,000,000
                                                                                                --------------
                                                                                                    48,000,000
                                                                                                --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 10.0%
  Bank of Nova Scotia.......................................   6.65%     02/01/01     10,000         9,997,204
  Dexia Bank Grand Cayman...................................   7.13%     07/03/00      8,171         8,171,000
  National Westminster Bank PLC.............................   6.10%     11/27/00     50,000        49,957,463
  Rabobank Nederland........................................   5.66%     07/13/00     34,000        33,999,552
  Westpac Banking Corp......................................   6.52%     01/29/01     15,000        14,995,861
                                                                                                --------------
                                                                                                   117,121,080
COMMERCIAL PAPER -- 51.6%
  Alcoa, Inc................................................   6.62%     07/18/00     10,000        10,000,000
  Alcoa, Inc................................................   6.75%     07/20/00     25,000        25,000,000
  Alliance & Leicester PLC..................................   6.14%     07/10/00     10,000         9,984,650
  Alliance & Leicester PLC..................................   6.58%     08/22/00      3,800         3,763,883
  Aon Corp..................................................   6.65%     07/13/00      1,500         1,496,675
  Aon Corp..................................................   6.61%     07/14/00      2,892         2,885,097
  B.B.V. Finance, Inc.......................................   6.57%     08/09/00      3,572         3,546,576
  Bank One Corp.............................................   6.86%     08/21/00     10,000        10,000,000
  Bank One Corp.............................................   6.86%     08/17/00      3,100         3,100,000
  Bank One Corp. (a)........................................   6.87%     09/13/00     14,000        14,001,164
  Banc One Financial Corp...................................   6.07%     08/03/00     10,000         9,944,404
  Bank of Scotland Treasury Services PLC....................   6.62%     09/11/00      5,000         4,933,800
  Barton Capital Corp.......................................   6.85%     07/03/00     12,401        12,396,281
  Barton Capital Corp.......................................   6.84%     07/14/00      8,207         8,186,729
  Barton Capital Corp.......................................   6.77%     07/21/00     36,488        36,350,765
  BASF AG...................................................   6.60%     08/28/00     19,000        18,797,967
  BBL North America.........................................   6.58%     08/18/00      3,821         3,787,477
  Bell Atlantic Financial Services, Inc.....................   6.66%     08/16/00      9,463         9,382,470
  Bradford & Bingley Building Society.......................   6.58%     08/07/00      6,000         5,959,424
  Bradford & Bingley Building Society.......................   6.65%     09/08/00     24,028        23,721,743
  Brahms Funding Corp.......................................   6.71%     07/28/00     15,000        14,924,569
  Centric Capital Corp......................................   6.65%     08/23/00      6,500         6,436,363
  Centric Capital Corp......................................   6.65%     09/13/00      6,250         6,164,566
  CIT Group, Inc............................................   6.62%     08/22/00     18,000        17,827,880
  Citicorp (a)..............................................   6.68%     07/03/00      2,000         2,000,000
  Citicorp..................................................   6.60%     08/17/00     25,000        24,784,584
  First Union Corp..........................................   5.63%     02/12/01      2,400         2,386,206

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B1

JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
COMMERCIAL PAPER (CONT'D.)
  Corporate Asset Funding Co., Inc..........................   6.63%     08/24/00    $ 8,000    $    7,920,440
  Countrywide Home Loan.....................................   6.71%     07/31/00     17,800        17,700,468
  CXC, Inc..................................................   6.73%     11/15/00     25,000        24,359,715
  Delaware Funding Corp.....................................   6.65%     07/25/00     12,676        12,619,803
  Duke Capital Corp.........................................   7.25%     07/05/00     10,000         9,991,945
  Edison Asset Securitization LLC...........................   6.65%     08/14/00     14,305        14,188,732
  Falcon Asset Securitization Corp..........................   6.60%     08/08/00        662           657,388
  Falcon Asset Securitization Corp..........................   6.62%     08/14/00      9,955         9,874,453
  Forrestal Funding Master Trust............................   6.63%     09/15/00     18,286        18,030,057
  Fortis Funding LLC........................................   6.75%     10/06/00     21,450        21,059,878
  General Electric Capital Corp.............................   6.55%     07/17/00      2,300         2,293,304
  General Electric Capital Corp.............................   6.55%     07/18/00      1,000           996,907
  General Electric Capital Corp.............................   6.65%     09/07/00      1,300         1,283,671
  GTE Corp..................................................   6.62%     07/05/00     20,000        19,985,289
  GTE Corp..................................................   6.62%     08/02/00     11,000        10,935,271
  Hartford Financial Service Group, Inc.....................   6.65%     07/14/00      4,000         3,990,395
  Hartford Financial Service Group, Inc.....................   6.62%     07/31/00      4,000         3,977,933
  Homeside Lending..........................................   6.60%     08/02/00      7,000         6,958,933
  Invensys PLC..............................................   7.30%     07/05/00     10,000         9,991,889
  Salomon Smith Barney Holdings, Inc........................   6.62%     09/11/00     11,378        11,227,355
  Santander Finance, Inc....................................   6.71%     11/14/00     34,000        33,138,138
  Santander Finance, Inc....................................   6.71%     11/15/00     20,000        19,489,294
  SBC Communications, Inc...................................   6.55%     07/12/00      2,700         2,694,596
  Sonoco Products Co........................................   7.05%     07/05/00     19,000        18,985,117
  Southern Co...............................................   6.75%     07/31/00      2,750         2,734,531
  Sweetwater Capita Corp....................................   6.67%     09/13/00      5,276         5,203,663
  Sweetwater Capita Corp....................................   6.67%     09/14/00      2,482         2,447,511
  Sweetwater Capita Corp....................................   6.67%     09/18/00      4,068         4,008,457
  Wells Fargo & Co..........................................   6.60%     07/18/00     13,500        13,457,925
                                                                                                --------------
                                                                                                   601,966,331
                                                                                                --------------
OTHER CORPORATE OBLIGATIONS -- 23.3%
  Abbey National Treasury Services, PLC.....................   6.24%     07/24/00     20,000        19,999,261
  Centex Home Mortgage (a)(b)...............................   6.79%     07/20/00      5,000         5,000,000
  CIT Group, Inc. (a).......................................   6.68%     10/16/00      4,000         3,994,236
  Commercial Credit Co......................................   5.75%     07/15/00      2,000         1,999,855
  Conseco Finance Vehicle Trust (a)(b)......................   6.81%     07/17/00      7,360         7,359,781
  Daimler Chrysler..........................................   6.53%     07/06/00     29,000        28,999,483
  Ford Motor Credit Corp. (a)...............................   6.73%     08/18/00     35,000        34,996,281
  Ford Motor Credit Corp. (a)...............................   6.77%     10/02/00     28,000        27,993,051
  Goldman Sachs Group L.P. (a)..............................   6.92%     09/15/00     45,000        45,000,000
  Restructured Asset Securities Enhanced Return (a)(b)......   6.74%     07/06/00     24,000        24,000,000
  Security Life of Denver (a)(b)............................   6.35%     07/12/00     15,000        15,000,000
  Short Term Repackaged Asset Trust (a)(b)..................   6.75%     07/18/00     12,000        12,000,000
  Strategic MM Tr 99-A (a)..................................   6.40%     07/13/00     27,000        27,000,000
  Travelers Group, Inc. (a)(b)..............................   6.30%     07/06/00      4,000         4,000,000
  US Bancorp (a)............................................   6.72%     07/20/00     14,265        14,263,445
                                                                                                --------------
                                                                                                   271,605,393
                                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS -- 1.3%
  Federal Home Loan Bank (a)................................   6.19%     07/19/00     15,000        14,994,120
                                                                                                --------------
TOTAL INVESTMENTS  -- 100.0%
  (amortized cost $1,166,676,459; (c)).......................................................    1,166,676,459
                                                                                                --------------
ASSETS IN EXCESS OF OTHER LIABILITIES........................................................          123,929
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%...................................................................   $1,166,800,388
                                                                                                ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B2

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG  Aktiengesellschaft (German Stock Company)

   PLC Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2000.

(b) Indicates a restricted security and deemed illiquid. The Aggregate cost and value of restricted securities $67,359,781 represents 5.8% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

   The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2000 was as follows:

      Commercial Banks............................................    43.8%
      Asset Backed Securities.....................................    15.0%
      Motor Vehicle Parts.........................................     7.9%
      Bank Holding Company U.S....................................     6.9%
      Security Brokers & Dealers..................................     4.8%
      Phone Company Communications................................     3.7%
      Metals......................................................     3.0%
      Life Insurance..............................................     2.5%
      Short Term Business Credit..................................     2.3%
      Mortgage Bankers............................................     2.1%
      Paperboard Mills............................................     1.6%
      Chemicals & Allied Products.................................     1.6%
      Federal Credit Agencies.....................................     1.3%
      Electrical Services.........................................     1.1%
      Fire & Marine Casualty Insurance............................     1.0%
      Electric & Equipment, Computer..............................     0.8%
      Accidental/Health Insurance.................................     0.4%
      Personal Credit Institution.................................     0.2%
                                                                     -----
                                                                     100.0%
      Other assets in excess of liabilities.......................     0.0%
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B3

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.2%                                                                         PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS -- 87.9%                                   -------   -----------   -----------------   ---------   --------------
AEROSPACE -- 1.8%
  Boeing Co. ...........................................    A1             8.75%       08/15/21         $ 6,250    $    6,882,562
  Northrop Grumman Corp. ...............................   Baa3           7.875%       03/01/26           3,400         3,222,826
  Raytheon Co. .........................................   Baa2            6.45%       08/15/02           5,000         4,871,300
  Raytheon Co. .........................................   Baa2            6.50%       07/15/05           4,200         3,986,934
  United Technologies Corp. ............................    A2             7.50%       09/15/29           3,200         3,150,000
                                                                                                                   --------------
                                                                                                                       22,113,622
                                                                                                                   --------------
AIRLINES -- 1.4%
  Continental Airlines, Inc. ...........................    Aa3           7.461%       04/01/15           5,104         4,886,677
  United Airlines, Inc. ................................   Baa3           10.67%       05/01/04           7,000         7,120,330
  United Airlines, Inc. ................................   Baa3           11.21%       05/01/14           5,000         5,154,400
                                                                                                                   --------------
                                                                                                                       17,161,407
                                                                                                                   --------------
ASSET BACKED SECURITIES -- 3.2%
  Advanta Mortgage Loan Trust, Series 1994-3............    Aaa            8.49%       01/25/26           7,014         7,010,719
  California Infrastructure PG&E, Series 1997-1.........    Aaa            6.32%       09/25/05           4,000         3,908,125
  Citibank Credit Card Master Trust.....................    Aaa            6.10%       05/15/08          12,500        11,703,125
  MBNA Corp., Series 1999-B ............................    Aaa            5.90%       08/15/11          17,900        16,201,614
                                                                                                                   --------------
                                                                                                                       38,823,583
                                                                                                                   --------------
AUTO/EQUIPMENT RENTAL -- 0.1%
  Hertz Corp. ..........................................    A3             8.25%       06/01/05             750           765,600
                                                                                                                   --------------
AUTOMOBILES & TRUCKS -- 0.6%
  Ford Motor Co. .......................................    A2             7.45%       07/16/31           2,300         2,175,179
  Navistar International Corp. .........................   Baa3            7.00%       02/01/03           3,500         3,342,500
  Navistar International Corp. .........................    Ba2            8.00%       02/01/08           1,350         1,238,625
                                                                                                                   --------------
                                                                                                                        6,756,304
                                                                                                                   --------------
BANKS & FINANCIAL SERVICES -- 5.2%
  Bayerische Landesbank Girozentrale, (Germany).........    Aaa           5.875%       12/01/08           7,800         6,938,568
  Chase Manhattan Corp. ................................    A1            7.875%       06/15/10           1,000           998,000
  Chase Manhattan Corp. ................................    A1            6.375%       04/01/08           5,770         5,335,461
  International Bank for Reconstruction & Development
    (Supranational) ....................................    Aaa          12.375%       10/15/02             750           834,540
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       04/01/04          13,245        12,640,895
  Lehman Brothers Holdings, Inc. .......................    A3            6.375%       05/07/02             560           546,829
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       02/05/06           3,685         3,443,227
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ..........    Aa3           6.922%       06/24/03          15,000        14,985,000
  Okobank (Japan).......................................    A2           7.2975%       09/29/49           5,000         4,935,000
  PaineWebber Group, Inc. ..............................   Baa1            6.45%       12/01/03           5,000         4,763,400
  Salomon, Inc. ........................................    Aa3            6.65%       07/15/01           7,000         6,945,120
  Salomon, Inc. ........................................    Aa3           6.125%       01/15/03             500           483,305
                                                                                                                   --------------
                                                                                                                       62,849,345
                                                                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.6%
  Cho Hung Bank.........................................    B1            11.50%       04/01/10           3,250         3,128,125
  Cho Hung Bank.........................................    B1           11.875%       04/01/10           3,250         3,128,125
  Compass Bancshares, Inc. .............................    A1             8.10%       08/15/09           4,800         4,642,512
  Dresdner Funding Trust................................    A1            8.151%       06/30/31           7,600         6,634,800
  Hanvit Bank...........................................    B1            12.75%       03/01/10           6,550         6,484,500
  Kansallis-Osake-Pankki (Finland)......................    A1            10.00%       05/01/02           5,000         5,205,650
  KBC Bank Funding......................................    A1             9.86%       11/29/49           5,000         5,116,000
  National Australia Bank, (Australia)..................    A1             6.40%       12/10/07           3,700         3,649,125
  Sanwa Finance Aruba A.E.C.............................   Baa1            8.35%       07/15/09           4,640         4,619,399
  Sovereign Bancorp.....................................    Ba3           10.25%       05/15/04           1,325         1,306,569
  Sovereign Bancorp.....................................    Ba3           10.50%       11/15/06           2,295         2,295,000
  Washington Mutual, Inc. ..............................    A3             7.50%       08/15/06          10,000         9,703,800
                                                                                                                   --------------
                                                                                                                       55,913,605
                                                                                                                   --------------
BEVERAGES -- 0.1%
  Embotelladora Andina S A..............................   Baa1           7.875%       10/01/97           1,250           963,000
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B4

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.4%
  British Sky Broadcasting, Inc. .......................   Baa3           6.875%       02/23/09         $ 1,975    $    1,735,057
  Cox Enterprises, Inc. ................................   Baa1           6.625%       06/14/02           3,200         3,146,720
  CSC Holdings, Inc. ...................................    Ba1            7.25%       07/15/08           3,400         3,143,130
  CSC Holdings, Inc. ...................................    Ba1           7.875%       12/15/07           1,490         1,441,620
  Rogers Cablesystems, Inc. (Canada)....................    Ba1           10.00%       03/15/05           4,000         4,090,000
  Tele-Communications, Inc..............................    A2             6.34%       02/01/12           3,500         3,443,650
                                                                                                                   --------------
                                                                                                                       17,000,177
                                                                                                                   --------------
COMPUTERS -- 1.0%
  Hewlett Packard Company...............................    Aa2            7.15%       06/15/05           5,000         5,000,000
  International Business Machine Corp. .................    A1             5.50%       01/15/09           5,000         4,457,850
  International Business Machine Corp. .................    A1            5.625%       04/12/04           3,000         2,854,830
                                                                                                                   --------------
                                                                                                                       12,312,680
                                                                                                                   --------------
CONSUMER PRODUCTS -- 0.1%
  Fortune Brands........................................    A2            7.125%       11/01/04           1,050         1,019,235
                                                                                                                   --------------
CONTAINERS & PACKAGING -- 0.6%
  Owen-Illinois, Inc. ..................................    Ba1            7.85%       05/15/04           5,244         5,020,239
  Pactiv Corp. .........................................   Baa3            7.95%       12/15/25           2,000         1,794,060
                                                                                                                   --------------
                                                                                                                        6,814,299
                                                                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tyco Int'l Group SA...................................   Baa1           6.875%       01/15/29           3,350         2,829,980
  Xerox Cap Europe PLC..................................    A3             5.75%       05/15/02           4,960         4,776,480
                                                                                                                   --------------
                                                                                                                        7,606,460
                                                                                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrod, Inc. ....................................   Baa2            6.30%       03/15/11           3,500         3,447,500
  Monsanto Corp. .......................................    A1             6.50%       12/01/18           1,015           894,743
  Monsanto Corp. .......................................    A1             6.75%       12/15/27           2,415         2,166,424
                                                                                                                   --------------
                                                                                                                        6,508,667
                                                                                                                   --------------
FINANCIAL SERVICES -- 6.0%
  Bombardier Capital, Inc. M.T.N........................    A3             7.30%       12/15/02           5,000         4,955,000
  Calair Capital Corp. .................................    Ba2           8.125%       04/01/08           2,700         2,322,000
  Capital One Financial Corp. ..........................   Baa2            7.08%       10/30/01           5,000         4,924,650
  Capital One Financial Corp. ..........................   Baa3            7.25%       05/01/06           2,100         1,921,500
  Chrysler Financial Corp. .............................    A1             5.25%       10/22/01          10,400        10,116,392
  Ford Motor Credit Co. ................................    A2            7.375%       10/28/09           1,600         1,547,632
  Gatx Capital Corp.....................................   Baa2            7.75%       12/01/06           3,000         2,805,000
  General Motors Acceptance Corp. ......................    A2             5.75%       11/10/03          10,000         9,468,500
  Heller Financial, Inc. ...............................    A3            6.000%       03/19/04           2,900         2,713,936
  HSBC Capital Funding LP...............................    A1           10.176%       12/31/49           6,000         6,450,000
  HVB Funding Trust.....................................    NR            9.000%       10/22/31           6,000         5,694,600
  International Lease Finance Corp. ....................    A1            5.900%       03/12/03           6,000         5,760,000
  RBF Finance Co. ......................................    Ba3          11.375%       03/15/09           1,270         1,371,600
  Sakura Cap Funding Cayman.............................    Ba2           7.040%       09/29/49           5,000         4,850,000
  The CIT Group, Inc. ..................................    A1            5.500%       10/15/01           8,045         7,843,231
                                                                                                                   --------------
                                                                                                                       72,744,041
                                                                                                                   --------------
FOOD & BEVERAGE -- 0.4%
  Archer-Daniels-Midland Co. ...........................    A1            6.625%       05/01/29           4,700         3,938,365
  Comunidad Andaluic....................................    Aa3           7.250%       10/01/29             540           519,048
                                                                                                                   --------------
                                                                                                                        4,457,413
                                                                                                                   --------------
FOREST PRODUCTS -- 2.0%
  International Paper Co. ..............................   Baa1            8.00%       07/08/03          16,000        16,083,680
  Scotia Pacific Co. ...................................   Baa2           7.710%       01/20/14          12,200         8,357,000
                                                                                                                   --------------
                                                                                                                       24,440,680
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B5

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ........................    Ba2           6.910%       06/15/05         $ 2,435    $    2,209,762
  Tenet Healthcare Corp. ...............................    Ba1           7.875%       01/15/03           1,825         1,774,813
                                                                                                                   --------------
                                                                                                                        3,984,575
                                                                                                                   --------------
INDUSTRIALS -- 0.5%
  Compania Sud Americana De Vapores.....................    NR            7.375%       12/08/03           2,000         1,920,000
  Rockwell International Corp. .........................    A1            5.200%       01/15/98           6,500         4,071,990
                                                                                                                   --------------
                                                                                                                        5,991,990
                                                                                                                   --------------
INSURANCE -- 1.3%
  Allstate Corp. .......................................    A1            7.200%       12/01/09             900           860,328
  Conseco, Inc. ........................................    Ba1           8.500%       10/15/02           6,875         5,087,500
  Nationwide CSN Trust..................................    A1            9.875%       02/15/25           5,000         4,990,000
  Reliaster Financial Corp. ............................    A3            6.625%       09/15/03           5,000         4,844,000
                                                                                                                   --------------
                                                                                                                       15,781,828
                                                                                                                   --------------
INVESTMENT BANKING -- 1.1%
  Morgan Stanley Dean Witter & Co. .....................    Aa3           5.625%       04/12/02           5,450         5,293,149
  Morgan Stanley Dean Witter & Co. .....................    Aa3           7.125%       01/15/03           2,830         2,811,860
  Morgan Stanley Dean Witter & Co. .....................    Aa3            7.75%       06/15/05           5,000         4,999,500
                                                                                                                   --------------
                                                                                                                       13,104,509
                                                                                                                   --------------
LEISURE -- 1.9%
  Harrahs Operating Co., Inc. ..........................    Ba2           7.875%       12/15/05             290           272,600
  HMH Properties........................................    Ba2           7.875%       08/01/05           1,970         1,861,650
  ITT Corp. ............................................    Ba1            6.75%       11/15/03           7,000         6,568,870
  Park Place Entertainment..............................    Ba2           7.875%       12/15/05           2,265         2,129,100
  Park Place Entertainment..............................    Ba2           9.375%       02/15/07             740           740,000
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.00%       10/15/07           8,000         6,752,480
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.25%       08/15/06           5,000         4,425,050
                                                                                                                   --------------
                                                                                                                       22,749,750
                                                                                                                   --------------
MEDIA -- 3.9%
  Liberty Media Group...................................   Baa3            8.25%       02/01/30           5,000         4,604,050
  News America Holding, Inc. ...........................   Baa3           6.703%       05/21/34          22,000        20,934,760
  Paramount Communications, Inc. .......................   Baa1            7.50%       01/15/02           5,000         4,983,650
  Turner Broadcasting Systems Inc. .....................   Baa3            7.40%       02/01/04          13,500        13,086,090
  United News & Media PLC...............................   Baa2            7.25%       07/01/04           2,000         1,931,200
  United News & Media PLC...............................   Baa2            7.75%       07/01/09           1,000           947,700
                                                                                                                   --------------
                                                                                                                       46,487,450
                                                                                                                   --------------
OIL & GAS -- 3.9%
  Amerada Hess Corp. ...................................   Baa1           7.375%       10/01/09             600           583,134
  Amerada Hess Corp. ...................................   Baa1           7.875%       10/01/29           1,600         1,564,496
  Atlantic Richfield Co. ...............................    Aa2            5.55%       04/15/03           3,700         3,567,096
  Atlantic Richfield Co. ...............................    Aa2            5.90%       04/15/09           6,770         6,173,089
  B.J. Services Co. ....................................   Baa2            7.00%       02/01/06           5,000         4,795,950
  Eott Energy Partners LP...............................    Ba2           11.00%       10/01/09           1,960         1,989,400
  K N Energy, Inc. .....................................   Baa2            6.30%       03/01/21          15,000        14,883,900
  K N Energy, Inc. .....................................   Baa2            6.45%       11/30/01           4,500         4,407,300
  Limestone Electron Trust..............................   Baa3           8.625%       03/15/03           6,000         6,058,080
  Phillips Petroleum Company............................   Baa2            8.50%       05/25/05           2,550         2,634,354
                                                                                                                   --------------
                                                                                                                       46,656,799
                                                                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Parker & Parsley Petroleum Co. .......................    Ba2           8.875%       04/15/05           1,505         1,468,143
  Seagull Energy Corp. .................................    Ba1           7.875%       08/01/03           1,830         1,775,100
                                                                                                                   --------------
                                                                                                                        3,243,243
                                                                                                                   --------------
PHOTOGRAPHY -- 0.2%
  Eastman Kodak Company M.T.N...........................    A2             7.25%       06/15/05           2,500         2,490,750
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B6

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
PRINTING & PUBLISHING -- 0.2%
  World Color Press, Inc. ..............................   Baa3            7.75%       02/15/09         $ 2,075    $    1,893,438
  World Color Press, Inc. ..............................   Baa3           8.375%       11/15/08           1,000           940,000
                                                                                                                   --------------
                                                                                                                        2,833,438
                                                                                                                   --------------
RAILROADS -- 0.3%
  Norfolk Southern Corp. ...............................   Baa1            6.95%       05/01/02           1,650         1,627,148
  Union Pacific Corp. ..................................   Baa3            7.95%       04/15/29           2,100         2,082,696
                                                                                                                   --------------
                                                                                                                        3,709,844
                                                                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
  ERP Operating L.P. ...................................    A3             6.63%       04/13/15           3,900         3,666,234
  ERP Operating L.P. ...................................    A3             7.10%       06/23/04           1,500         1,454,640
  HRPT Properties Trust.................................   Baa2           7.521%       07/09/07           5,000         5,000,000
                                                                                                                   --------------
                                                                                                                       10,120,874
                                                                                                                   --------------
RETAIL -- 2.1%
  Federated Department Stores, Inc. ....................   Baa1           8.125%       10/15/02           5,250         5,302,605
  Federated Department Stores, Inc. ....................   Baa1            8.50%       06/15/03          10,200        10,293,534
  Kmart Corp. ..........................................   Baa3            9.78%       01/05/20           3,850         3,557,169
  Kroger Co., (The).....................................   Baa3           6.375%       03/01/08           6,600         5,941,980
                                                                                                                   --------------
                                                                                                                       25,095,288
                                                                                                                   --------------
TELECOMMUNICATIONS -- 7.9%
  AT&T Canada, Inc. (Canada)............................   Baa3            7.65%       09/15/06           1,600         1,590,960
  TeleCommunications, Inc. .............................    Ba1          10.125%       04/15/22           6,300         7,608,447
  Deutsche Telekom International........................    Aa2            7.75%       06/15/05           8,100         8,140,500
  Deutsche Telekom International........................    Aa2            8.00%       06/15/10           5,000         5,035,000
  Deutsche Telekom International........................    Aa2            8.25%       06/15/30           7,500         7,575,750
  Electric Lightwave, Inc. .............................    A2             6.05%       05/15/04           3,300         3,073,125
  Global Crossing Holdings, Ltd. .......................    Ba2           9.125%       11/15/06           4,400         4,235,000
  LCI International, Inc. ..............................   Baa1            7.25%       06/15/07          11,125        10,533,484
  Qwest Communications, Inc.............................   Baa1            7.50%       11/01/08           3,150         3,039,750
  Rogers Cantel, Inc. ..................................   Baa3           9.375%       06/01/08           2,350         2,420,500
  Sprint Corp. .........................................   Baa1            5.70%       11/15/03          12,000        11,319,360
  Sprint Corp. .........................................   Baa1           6.875%       11/15/28           2,500         2,173,175
  Sprint Corp. .........................................   Baa2           7.625%       06/10/02           5,000         5,005,500
  Telecom De Puerto Rico................................   Baa2            6.65%       05/15/06           6,800         6,315,500
  Telecom De Puerto Rico................................   Baa2            6.80%       05/15/09           5,700         5,208,375
  U.S. West Cap. Funding, Inc. .........................   Baa1           6.875%       08/15/01           5,000         4,974,000
  Williams Communications Group, Inc. ..................    B2            10.70%       10/01/07           2,000         1,990,000
  Worldcom, Inc. .......................................    A3             6.95%       08/15/28           6,300         5,549,670
                                                                                                                   --------------
                                                                                                                       95,788,096
                                                                                                                   --------------
UTILITIES -- 11.3%
  AES Corp. ............................................    Ba1            9.50%       06/01/09           4,905         4,806,900
  Calenergy Co., Inc. ..................................   Baa3            6.96%       09/15/03           8,000         7,802,640
  Calenergy Co., Inc. ..................................   Baa3            7.23%       09/15/05           5,000         4,862,250
  Calpine Corp. ........................................    Ba1           10.50%       05/15/06           4,060         4,242,700
  CMS Energy Corp.......................................    Ba3            6.75%       01/15/04           4,500         4,185,000
  CMS Energy Corp. .....................................    Ba3            8.00%       07/01/11           4,500         4,417,200
  Cogentrix Energy, Inc. ...............................    Ba1            8.75%       10/15/08          10,000         9,650,000
  Commonwealth Edison Co. ..............................   Baa2           7.625%       01/15/07           7,525         7,342,218
  Connecticut Light & Power Co. ........................   Baa3            7.75%       06/01/02           5,685         5,703,078
  Edison Mission Energy.................................    A3             7.73%       06/15/09           3,200         3,120,512
  El Paso Electric Company..............................   Baa3            9.40%       05/01/11           4,000         4,244,560
  El Paso Energy Corp. .................................   Baa2           6.625%       07/15/01           3,800         3,766,636
  Hydro-Quebec..........................................    A2             8.00%       02/01/13           1,850         1,923,963
  Hydro-Quebec..........................................    A2            7.500%       04/01/16             500           497,680
  Hydro-Quebec..........................................    A2            9.400%       02/01/21           3,925         4,631,147
  Illinois Power Co. ...................................    Aaa            5.38%       06/25/07          15,000        14,001,450
  Niagara Mohawk Power..................................   Baa2           6.875%       04/01/03           4,000         3,909,080
  Niagara Mohawk Power..................................   Baa2           7.375%       08/01/03           8,000         7,888,240
  Niagara Mohawk Power..................................   Baa2            8.00%       06/01/04           5,000         5,025,350
  Osprey Trust..........................................   Baa2            8.31%       01/15/03          16,000        16,054,400

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B7

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
UTILITIES (CONT'D.)
  PSEG Energy Holdings, Inc. ...........................    Ba1           10.00%       10/01/09         $ 2,605    $    2,637,563
  Sonat, Inc. ..........................................   Baa2           7.625%       07/15/11           5,100         4,981,425
  Texas Utilities.......................................   Baa3            5.94%       10/15/01          10,000         9,784,600
  Utilicorp United Inc. ................................   Baa3            7.00%       07/15/04           1,280         1,222,566
  Utilicorp United, Inc. ...............................   Baa3           7.625%       11/15/09             700           660,009
                                                                                                                   --------------
                                                                                                                      137,361,167
                                                                                                                   --------------
WASTE MANAGEMENT -- 0.7%
  Allied Waste Industries, Inc. ........................    Ba3           7.625%       01/01/06           1,540         1,347,500
  Waste Management, Inc. ...............................    Ba1           6.125%       07/15/01           7,000         6,760,040
                                                                                                                   --------------
                                                                                                                        8,107,540
                                                                                                                   --------------
U.S. GOVERNMENT AGENCY AND OBLIGATIONS -- 15.4%
  United States Treasury Bond (a).......................                  8.125%       08/15/21          66,700        81,488,724
  United States Treasury Bond...........................                   9.00%       11/15/18           7,300         9,479,707
  United States Treasury Bond...........................                  6.125%       08/15/29          22,714        22,941,140
  United States Treasury Bond...........................                   6.75%       08/15/26           9,800        10,545,682
  United States Treasury Bond...........................                 13.875%       05/15/11           4,150         5,629,101
  United States Treasury Note...........................                   6.50%       02/15/10          31,445        32,521,048
  United States Treasury Note...........................                   6.50%       05/31/02           4,715         4,720,893
  United States Treasury Note...........................                   6.50%       10/15/06           1,825         1,846,955
  United States Treasury Strips.........................             zero coupon       05/15/20          36,500        10,819,695
  United States Treasury Strips.........................             zero coupon       11/15/15          16,446         6,378,088
                                                                                                                   --------------
                                                                                                                      186,371,033
                                                                                                                   --------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association.................                   6.50%       12/31/99          20,000        19,279,600
  Federal National Mortgage Association.................                   9.00%   05/01/17-09/01/21        237           193,572
  Government National Mortgage Association..............                   7.50%   05/20/02-01/15/26      4,987         4,959,455
                                                                                                                   --------------
                                                                                                                       24,432,627
                                                                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Province of Saskatchewan (Canada).....................    A2            9.125%       02/15/21           3,000         3,468,090
  Quebec Province (Canada)..............................    A2            7.125%       02/09/24           2,650         2,503,137
  Republic of Argentina (Argentina).....................    BBB (b)       0.010%       10/15/01           5,000         4,300,000
  Republic of Panama (Panama)...........................    Ba1           7.875%       02/13/02           8,000         7,840,000
  Republic of Philippines (Philippines).................    Ba1           8.875%       04/15/08           3,200         2,880,000
  United Mexican States (Mexico)........................   Baa3           7.312%       12/31/19           2,100         2,063,250
  United Mexican States (Mexico)........................   Baa3           7.602%       12/31/19           4,200         4,126,500
  United Mexican States (Mexico)........................   Baa3           7.800%       12/31/19           5,900         5,796,750
  United Mexican States (Mexico)........................   Baa3           9.875%       02/01/10           7,500         7,762,500
  United Mexican States (Mexico)........................   Baa3          10.375%       02/17/09           9,500        10,212,500
                                                                                                                   --------------
                                                                                                                       50,952,727
                                                                                                                   --------------
TOTAL LONG-TERM BONDS
  (cost $1,096,849,061).........................................................................................    1,063,513,646
                                                                                                                   --------------
                                                                                                        SHARES
                                                                                                       ---------
PREFERRED STOCK -- 0.3%
  Centaur Funding Corp. (cost $4,323,180) ..........................................................      4.323         3,997,350
                                                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,101,172,241).........................................................................................    1,067,510,996
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B8

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
                                                           -------   -----------   -----------------   ---------   --------------
SHORT-TERM INVESTMENTS -- 12.2%
OTHER CORPORATE OBLIGATIONS -- 9.4%
  Arkla Inc., M.T.N. ...................................   Baa1            9.32%       12/18/00         $ 2,000    $    2,013,380
  Burlington Northern Santa Fe Corp. ...................   Baa2            6.05%       03/15/01           8,000         7,958,640
  Camden Property Trust.................................   Baa2            7.23%       10/30/00           5,000         4,991,000
  Comdisco, Inc. .......................................   Baa1            6.32%       11/27/00          10,000         9,954,400
  El Paso Electric Company..............................   Baa3            7.75%       05/01/01           5,850         5,840,581
  ERP Operating L.P. ...................................    BBB (b)        6.15%       09/15/00          15,000        14,962,500
  Ford Motor Credit Co. ................................    A2             5.75%       01/25/01           4,000         3,964,880
  Fort James Corp. .....................................   Baa2           6.234%       03/15/01           5,000         4,954,650
  Goldman Sachs Group, Inc. ............................    A1             5.56%       01/11/01           4,200         4,164,720
  GTE Corp. ............................................    A2            9.375%       12/01/00           6,250         6,308,437
  ICI Wilmington, Inc. .................................   Baa1            9.50%       11/15/00           3,500         3,522,435
  ITT Corp. ............................................    Ba1            6.25%       11/15/00           4,250         4,210,942
  Kroger Co., (The) ....................................   Baa3            6.34%       06/01/01           6,500         6,386,250
  Norfolk Southern Corp. ...............................   Baa1           6.875%       05/01/01           4,500         4,469,355
  Raytheon Co. .........................................   Baa2            5.95%       03/15/01           6,500         6,424,145
  Salomon, Inc. ........................................    Aa3            6.59%       02/21/01           3,500         3,484,355
  Seagram (J.) & Sons...................................   Baa3            5.79%       04/15/01          11,500        11,343,600
  TRW, Inc. ............................................   Baa1            6.45%       06/15/01           9,200         9,062,000
                                                                                                                   --------------
  (cost $114,992,761)...........................................................................................      114,016,270
                                                                                                                   --------------
REPURCHASE AGREEMENT -- 2.8%
  Joint Repurchase Agreement Account (cost $34,236,000)
    (Note 5)......................................................        6.492%       07/03/00          34,236        34,236,000
                                                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $149,228,761)...........................................................................................      148,252,270
                                                                                                                   --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD SHORT -- 100.4%
  (cost $1,250,401,002; Note 6).................................................................................    1,215,763,266
                                                                                                                   --------------
INVESTMENT SOLD SHORT -- (0.7%)
  United States Treasury Note (proceeds
    $8,251,875 -- Note 2)...............................    Aaa            6.75%       05/15/05          (8,100)       (8,288,568)
                                                                                                                   --------------
  TOTAL INVESTMENTS, NET OF INVESTMENT SOLD SHORT -- 99.7%......................................................    1,207,474,698
  Variation margin on open futures contracts (c)................................................................          (27,344)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................................................        3,336,122
                                                                                                                   --------------
TOTAL NET ASSETS -- 100.0%......................................................................................   $1,210,783,476
                                                                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   S.A.    Sociedad Anonime (Spanish Corporation) or Societe Anonyme
           (French Corporation)
   NR      Not Rated by Moody's or Standard & Poor's

(a) Security, or portion thereof, segregated as collateral for futures contracts

(b) Standard & Poor's Rating.

(c) Open Futures contracts as of June 30, 2000 are as follows:

  NUMBER OF                          EXPIRATION    VALUE AT       VALUE AT
  CONTRACTS            TYPE             DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long position:
     175        U.S. Treasury Bond    Sep 00      $17,040,625    $17,035,156      $(5,469)
                                                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B9

                    DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
JUNE 30, 2000 (UNAUDITED)


LONG-TERM INVESTMENTS -- 93.1%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS -- 33.0%                 -----------   ------------
ADVERTISING -- 0.2%
  Omnicom Group, Inc. ...............        3,300   $    293,906
  True North Communications..........        1,150         50,600
                                                     ------------
                                                          344,506
                                                     ------------
AEROSPACE/DEFENSE -- 0.1%
  Alaska Air Group, Inc.(a)..........          900         24,413
  Gencorp, Inc. .....................        3,725         29,800
  Loral Space & Communications,
    Inc.(a)..........................       14,300         99,206
  Scott Technologies, Inc. ..........        1,525         26,211
                                                     ------------
                                                          179,630
                                                     ------------
APPAREL
  American Eagle Outfitters,
    Inc.(a)..........................        1,425         19,950
  Dress Barn, Inc.(a)................        1,200         26,550
  Kellwood Co. ......................        1,475         31,159
                                                     ------------
                                                           77,659
                                                     ------------
AUTOMOBILES & TRUCKS -- 0.1%
  Arvin Industries, Inc. ............        2,075         36,053
  Borg-Warner Automotive, Inc. ......          950         33,369
  Delphi Automotive Systems Corp. ...        1,129         16,441
  Dura Automotive Systems, Inc.(a)...        4,100         48,738
  Superior Industries Int'l, Inc. ...          925         23,819
                                                     ------------
                                                          158,420
                                                     ------------
BANKING -- 0.8%
  BancorpSouth, Inc. ................        3,000         42,187
  Bancwest Corp. ....................        1,400         23,012
  Bank of America Corp. .............        9,200        395,600
  Bank of New York Co., Inc. ........        5,200        241,800
  Bank United Corp., Class A.........          200          7,038
  Banknorth Group, Inc. .............        3,676         56,289
  BSB Bancorp, Inc. .................        1,450         29,091
  City National Corp. ...............        1,200         41,700
  CORUS Bankshares, Inc. ............        1,275         33,708
  Cullen/Frost Bankers, Inc. ........        3,825        100,645
  CVB Financial Corp., Class A.......        3,856         60,973
  First Citizens Bancshares, Inc. ...          175         10,413
  Fulton Financial Corp. ............        2,250         39,798
  Golden State Bancorp, Inc.(a)......        2,500         45,000
  Harbor Florida Bancshares, Inc. ...        1,775         18,527
  MAF Bancorp, Inc. .................        3,000         54,562
  Queens County Bancorp, Inc. .......        1,275         23,508
  Silicon Valley Bancshares,
    Inc.(a)..........................        4,100        174,762
  Washington Federal, Inc. ..........        3,000         54,750
  Westamerica Bancorp................        1,425         37,228
  Whitney Holding Corp. .............        1,050         35,897
                                                     ------------
                                                        1,526,488
                                                     ------------
BROADCASTING & OTHER MEDIA -- 1.3%
  Clear Channel Commmunications,
    Inc.(a)..........................        5,900        442,500
  Cumulus Media, Inc., Class A(a)....          500          4,563
  Entercom Communications Corp. .....          625         30,469
  Gemstar International Group,
    Ltd.(a)..........................        1,200         73,744
  Harman International Industry,
    Inc. ............................          750         45,750
  Juniper Networks, Inc. ............        1,000        145,562
  Primedia, Inc. ....................        2,000        186,000

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
BROADCASTING & OTHER MEDIA (CONT'D.)
  Time Warner, Inc. .................        3,400   $    258,400
  TiVo, Inc.(a)......................          100          3,500
  Univision Communications,
    Inc.(a)..........................        2,900        300,150
  Viacom, Inc.(a)....................       11,882        810,204
                                                     ------------
                                                        2,300,842
                                                     ------------
BUILDING & CONSTRUCTION -- 0.4%
  American Standard Companies,
    Inc.(a)..........................        4,100        168,100
  Centex Corp. ......................        5,700        133,950
  D.R.Horton, Inc. ..................        3,450         46,790
  Kaufman & Broad Home Corp. ........        1,650         32,691
  M.D.C. Holdings, Inc. .............        2,550         47,494
  Pulte Corp. .......................        3,950         85,419
  Texas Industries, Inc. ............          975         28,153
  Thomas Industries, Inc. ...........        3,225         57,042
  Toll Brothers, Inc. ...............        1,225         25,112
  Webb Delaware Corp. ...............        3,375         51,680
                                                     ------------
                                                          676,431
                                                     ------------
CABLE -- 0.1%
  Belden, Inc. ......................        1,200         30,750
  Cable Design Technologies Corp. ...        1,075         36,012
  General Cable Corp. ...............        2,750         22,344
                                                     ------------
                                                           89,106
                                                     ------------
CHEMICALS -- 0.3%
  Albany Molecular Research, Inc. ...          900         48,994
  Albemarle Corp. ...................        1,950         38,630
  Arch Chemicals, Inc. ..............        1,150         25,156
  Cytec Industries, Inc.(a)..........        1,800         44,437
  Eastman Chemical Co. ..............        4,100        195,775
  H.B. Fuller Co. ...................          525         23,920
  Olin Corp. ........................        1,425         23,513
  OM Group, Inc. ....................          650         28,600
  Spartech Corp. ....................        1,975         53,325
  The Geon Co. ......................        1,100         20,350
  The Lubrizol Corp. ................        1,800         37,800
  W. R. Grace & Co.(a)...............        3,275         39,709
                                                     ------------
                                                          580,209
                                                     ------------
COMMERCIAL SERVICES
  Luminant Worldwide Corp. ..........        1,200         10,725
                                                     ------------

COMPUTER SERVICES -- 4.1%
  Affiliated Computer Services, Inc.,
    Class A(a).......................        2,600         85,962
  Allaire Corp. .....................          300         11,025
  Alteon Websystems, Inc.(a).........          100         10,006
  America Online, Inc.(a)............        5,600        295,400
  ASM Lithography Holding N.V. ADR...        4,400        194,150
  Axent Technologies, Inc. ..........        1,750         43,710
  BroadVision, Inc.(a)...............        2,100        106,706
  Brooktrout, Inc. ..................        2,075         45,261
  Catapult Communications Corp.(a)...        3,200         32,200
  Cisco Systems, Inc.(a).............       14,500        921,656
  Citrix Systems, Inc.(a)............        2,000         37,875
  Compaq Computer Corp. .............       28,000        715,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B10

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
COMPUTER SERVICES (CONT'D.)
  Computer Associates International,
    Inc. ............................        3,500   $    179,156
  Comverse Technology, Inc.(a).......        1,400        130,200
  Dell Computer Corp.(a).............        6,000        295,875
  EMC Corp.(a).......................        7,500        577,031
  Exodus Communications, Inc.(a).....          800         36,850
  Hewlett-Packard Co. ...............        7,600        949,050
  HNC Software, Inc.(a)..............        2,600        160,550
  I2 Technologies, Inc.(a) ..........        2,600        271,091
  Imation Corp. .....................          900         26,438
  Internap Network Services
    Corp.(a).........................          200          8,303
  Intuit, Inc.(a)....................        2,200         91,025
  ITXC Corp.(a)......................          200          7,081
  Keynote Systems, Inc.(a)...........          200         14,113
  MarchFirst, Inc. ..................        4,200         76,650
  Microsoft Corp.(a).................        5,900        472,000
  N2H2, Inc.(a)......................          400          2,000
  NetIq Corp.(a).....................          494         29,463
  Netopia, Inc. .....................          100          4,025
  Netsolve, Inc.(a)..................        3,100         80,600
  ONYX Software Corp. ...............        1,150         34,141
  Phoenix Technologies Ltd. .........        1,900         30,994
  Progress Software Corp.(a).........        1,800         32,287
  Proxicom, Inc. ....................          525         25,134
  PurchasePro.com, Inc. .............          775         31,775
  RadiSys Corp.(a)...................          850         48,237
  Rare Medium Group, Inc.(a).........          300          4,744
  RSA Security, Inc.(a)..............          900         62,325
  Sapient Corp.(a)...................          100         10,694
  Software.com, Inc.(a)..............          100         12,988
  StorageNetworks, Inc. .............          400         10,800
  Sun Microsystems, Inc.(a)..........        3,800        345,562
  Sybase, Inc. ......................        1,750         40,250
  U.S. Interactive, Inc.(a)..........          300          3,881
  Ventro Corp. ......................          100          1,888
  Verisign, Inc. ....................        1,000        176,500
  VERITAS Software Corp.(a)..........        4,400        497,269
  Verity, Inc.(a)....................        1,000         38,000
  Vitria Technology, Inc.(a).........          400         24,450
                                                     ------------
                                                        7,343,121
                                                     ------------
CONSUMER PRODUCTS -- 0.5%
  Eastman Kodak Co. .................       13,800        821,100
  Fossil, Inc.(a)....................        1,912         37,165
  Libbey, Inc. ......................          675         21,684
  Tupperware Corp. ..................        1,700         37,400
                                                     ------------
                                                          917,349
                                                     ------------
COSMETICS/TOILETRIES -- 0.1%
  Estee Lauder Co., Class A..........        3,200        158,200
                                                     ------------
DIVERSIFIED SERVICES -- 0.5%
  AptarGroup, Inc. ..................          825         22,275
  Cuno, Inc. ........................          900         20,813
  General Electric Co. ..............       11,100        588,300
  Mettler-Toledo International,
    Inc.(a)..........................        1,900         76,000

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
DIVERSIFIED SERVICES (CONT'D.)
  PerkinElmer, Inc. .................        1,200   $     79,350
  Trinity Industries, Inc. ..........        1,200         22,200
  Veeco Instrument, Inc.(a)..........          600         43,950
                                                     ------------
                                                          852,888
                                                     ------------
ELECTRONICS -- 1.9%
  Alpha Industries, Inc.(a)..........        1,800         79,312
  Applied Micro Circuits Corp. ......        1,800        177,750
  Arrow Electronics, Inc.(a).........       10,100        313,100
  Avnet, Inc. .......................        4,000        237,000
  Cleco Corp. .......................        1,325         44,388
  Electro Scientific Industries,
    Inc. ............................          375         16,512
  Electroglas, Inc. .................        1,050         22,575
  ESS Technology, Inc. ..............        2,225         32,263
  Flextronics International
    Ltd.(a)..........................        1,600        109,900
  General Motors Corp. (Class "H"
    Stock)...........................        7,454        578,178
  Gentex Corp.(a)....................        3,500         87,937
  Idacorp, Inc. .....................          975         31,444
  Integrated Silicon Solution,
    Inc. ............................          700         26,600
  Kemet Corp.(a).....................        2,125         53,258
  Littelfuse, Inc. ..................          550         26,950
  NorthWestern Corp. ................        1,100         25,438
  Novellus Systems, Inc.(a)..........        3,000        169,687
  PMC-Sierra, Inc.(a)................        2,200        390,912
  Power-One Ltd.(a)..................          762         86,820
  Rogers Corp. ......................        2,225         77,875
  STMicroelectronics N.V. ADR........        3,900        250,331
  Texas Instruments, Inc. ...........        8,800        604,450
                                                     ------------
                                                        3,442,680
                                                     ------------
ENERGY -- 0.3%
  CH Energy Group, Inc. .............        1,175         39,877
  Equitable Resources, Inc. .........        2,075        100,119
  Newmont Mining Corp. ..............       13,600        294,100
  NSTAR..............................        1,000         40,687
  RGS Energy Group, Inc. ............          625         13,906
                                                     ------------
                                                          488,689
                                                     ------------
FERTILIZER -- 0.1%
  Potash Corp. of Saskatchewan,
    Inc. ............................        1,900        104,856
                                                     ------------

FINANCIAL SERVICES -- 3.7%
  Alfa Corp. ........................        2,000         35,000
  Allied Capital Corp. ..............        2,300         39,100
  American Express Co. ..............        9,800        510,825
  American Financial Group, Inc. ....        2,500         62,031
  American General Corp. ............        2,500        152,500
  American International Group,
    Inc. ............................        4,775        561,062
  Annuity & Life Re Holdings.........          600         14,700
  Arthur J. Gallagher & Co. .........        1,775         74,550
  AXA Financial, Inc. ...............       10,100        343,400
  Chittenden Corp. ..................        1,125         27,492
  Chubb Corp. .......................       10,100        621,150
  Citigroup, Inc. ...................       14,950        900,737
  Commerce Group, Inc. ..............        1,050         30,975
  Dain Rauscher Corp. ...............          475         31,350
  Doral Financial Corp. .............        3,225         36,886
  Downey Financial Corp. ............        2,075         60,175

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B11

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
FINANCIAL SERVICES (CONT'D.)
  Eaton Vance Corp. .................        1,100   $     50,875
  Federated Investors, Inc., Class
    B................................        1,800         63,112
  Fidelity National Financial,
    Inc. ............................        1,050         19,228
  Financial Security Holdings,
    Ltd. ............................        2,275        172,616
  First American Financial Corp. ....        1,350         19,322
  John Hancock Financial Services....        6,100        144,494
  Knight Trading Group, Inc. Class
    A(a).............................          400         11,925
  LaBranche & Co., Inc.(a)...........        1,700         24,438
  Leucadia National Corp. ...........        1,600         36,500
  Merrill Lynch & Co., Inc. .........        5,000        575,000
  Metris Co., Inc. ..................        1,500         37,688
  Morgan Stanley Dean Witter (New)...        8,700        724,275
  Mortgage.com, Inc.(a) .............          200            300
  Mutual Risk Management, Ltd. ......          900         15,581
  National Discount Brokers Group,
    Inc. ............................        1,075         34,266
  Old Republic International
    Corp. ...........................       13,900        229,350
  PFF Bancorp, Inc. .................        2,000         36,500
  Presidential Life Corp. ...........        3,300         45,787
  Quotesmith.com, Inc.(a)............          400            863
  Radian Group, Inc. ................        1,729         89,476
  Reinsurance Group of America,
    Inc. ............................        2,900         87,362
  SAFECO Corp. ......................       14,600        290,175
  St. Paul Companies, Inc. ..........        3,400        116,025
  Stancorp Financial Group, Inc. ....        1,000         32,125
  The Charles Schwab Corp. ..........        4,600        154,675
  The MONY Group, Inc. ..............        1,775         60,017
  Triad Guaranty, Inc. ..............        1,000         22,938
  Webster Financial Corp. ...........        2,250         49,922
                                                     ------------
                                                        6,646,768
                                                     ------------
FOOD & BEVERAGE -- 0.5%
  Adolph Coors Co. ..................          450         27,225
  Corn Products International,
    Inc. ............................        1,300         34,450
  Fleming Cos., Inc. ................        1,475         19,267
  J & J Snack Foods Corp.(a).........        1,400         25,025
  Nabisco Group Holding Corp. .......       18,200        472,062
  Performance Food Group Co.(a)......        1,550         49,600
  Riviana Foods, Inc. ...............        2,800         48,825
  Sara Lee Corp. ....................       11,400        220,163
  Universal Foods Corp. .............        1,600         29,600
                                                     ------------
                                                          926,217
                                                     ------------
GAMING
  Anchor Gaming(a)...................          500         23,969
                                                     ------------
HEALTHCARE -- 3.5%
  Alpharma, Inc. ....................          775         48,244
  American Home Products Corp. ......        8,100        475,875
  Amgen, Inc.(a).....................        5,700        400,425
  Apria Healthcare Group, Inc. ......        2,525         30,931
  Bindley Western Industry, Inc. ....        1,925         50,892
  Datascope Corp.(a).................        1,300         46,800
  First Health Group Corp. ..........          675         22,148
  Foundation Health Systems,
    Inc.(a)..........................       20,900        271,700
  Genetech, Inc.(a)..................        1,900        326,800
  HCA - The Healthcare Corp. ........       26,400        801,900
  HEALTHSOUTH Corp.(a)...............       23,400        168,188
  Inhale Therapeutic Systems,
    Inc.(a)..........................        2,000        202,938

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
HEALTHCARE (CONT'D.)
  King Pharmaceuticals, Inc.(a)......          713   $     31,261
  Mentor Corp. ......................        1,350         36,703
  Pacificare Health Systems, Class
    A(a).............................        4,800        288,900
  PAREXEL International Corp.(a).....        2,000         19,125
  Patterson Dental Co.(a)............          625         31,875
  PE Corp. ..........................          550         51,425
  Pharmacia Corp. ...................       10,760        556,158
  Quest Diagnostics, Inc.(a).........          950         67,984
  ResMed, Inc.(a)....................        1,075         28,756
  Tenet Healthcare Corp.(a)..........       31,400        847,800
  Trigon Healthcare, Inc.(a).........        1,300         67,031
  UnitedHealth Group, Inc. ..........        9,600        823,200
  Varian Medical Systems, Inc. ......        1,325         51,841
  Wellpoint Health Networks,
    Inc.(a)..........................        8,300        601,231
                                                     ------------
                                                        6,350,131
                                                     ------------
HOME FURNISHINGS -- 0.1%
  Ethan Allen Interiors, Inc. .......        2,125         51,000
  Furniture Brands International,
    Inc.(a)..........................        2,275         34,409
  Springs Industries, Inc., Class
    A................................          900         28,969
                                                     ------------
                                                          114,378
                                                     ------------
HOTELS & LEISURE -- 0.1%
  Gaylord Entertainment Co. .........        1,050         22,575
  Hilton Hotels Corp. ...............       15,000        140,625
  Hospitality Properties Trust.......        1,625         36,664
  Meristar Hotels & Resorts,
    Inc.(a)..........................        9,900         28,463
  SFX Entertainment, Inc., Class
    A(a).............................          900         40,781
                                                     ------------
                                                          269,108
                                                     ------------
HUMAN RESOURCES
  CDI Corp.(a).......................        1,125         22,922
  Interim Services, Inc.(a)..........        1,875         33,281
                                                     ------------
                                                           56,203
                                                     ------------
MACHINERY -- 0.2%
  Asyst Technologies, Inc. ..........          425         14,556
  Helix Technology Corp. ............          675         26,325
  IDEX Corp. ........................          975         30,773
  JLG Industries, Inc. ..............        2,525         29,984
  Kulicke & Soffa Industries, Inc....        1,100         65,313
  Lincoln Electric Holdings,
    Inc.(a)..........................        3,500         49,875
  Milacron, Inc. ....................        1,400         20,300
  Tecumseh Products Co., Class
    A(a).............................          925         35,323
  Terex Corp.(a).....................        1,900         26,838
  The Manitowoc Co., Inc. ...........        1,425         38,119
                                                     ------------
                                                          337,406
                                                     ------------
MARKETING
  ADVO, Inc. ........................          700         29,400
                                                     ------------

MISCELLANEOUS SERVICES -- 0.1%
  Banta Corp. .......................        1,100         20,831
  Infocus Corp. .....................        1,300         41,844
  Service Corp. International........       14,600         46,538
  Waters Corp. ......................        1,000        124,812
                                                     ------------
                                                          234,025
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B12

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
OFFICE EQUIPMENT & SUPPLIES -- 0.2%
  John H. Harland Co. ...............        1,750   $     26,140
  Harris Corp. ......................       10,900        356,975
  Lanier Worldwide, Inc.(a)..........       12,100         12,100
  United Stationers, Inc. ...........          775         25,091
                                                     ------------
                                                          420,306
                                                     ------------
OIL & GAS -- 1.5%
  Amerada Hess Corp. ................          600         37,050
  Atwood Oceanics, Inc.(a)...........          775         34,391
  Berry Petroleum Co., Class A.......        1,925         32,725
  BP Amoco Plc ADR...................        7,380        417,431
  Energen Corp. .....................        3,500         76,344
  Helmerich & Payne, Inc. ...........        2,450         91,569
  Kerr-McGee Corp. ..................        3,100        182,706
  KeySpan Corp. .....................        5,700        175,275
  Marine Drilling Co., Inc.(a).......        5,400        151,200
  Mitchell Energy & Development
    Corp., Class A...................        1,800         57,825
  National Oilwell, Inc. ............        1,075         35,332
  Newfield Exploration Co.(a)........        3,400        133,025
  Nuevo Energy Co. ..................        2,600         49,075
  Occidental Petroleum Corp. ........        5,900        124,269
  ONEOK, Inc. .......................        2,250         58,359
  Patterson Energy, Inc. ............        1,300         37,050
  Schlumberger, Ltd. ................        3,800        283,575
  Southwest Gas Corp. ...............        1,575         27,563
  St. Mary Land & Exploration Co. ...          650         27,341
  Total S.A. ADR.....................        7,348        564,418
  Ultramar Diamond Shamrock..........        1,050         26,053
  UTI Energy Corp. ..................          675         27,084
  Valero Energy Corp. ...............        1,825         57,944
  Varco International, Inc. .........        1,124         26,130
                                                     ------------
                                                        2,733,734
                                                     ------------
PAPER & PACKAGING -- 1.3%
  Chesapeake Corp. ..................        1,125         33,328
  Fort James Corp. ..................        3,500         80,937
  Georgia-Pacific Corp. (Timber
    Group)...........................       15,900        417,375
  Georgia-Pacific Corp. .............        5,700        123,262
  International Paper Co. ...........        9,200        274,275
  Mead Corp. ........................       11,000        277,750
  Pope & Talbot, Inc. ...............        2,250         36,000
  Potlatch Corp. ....................          950         31,469
  Rayonier, Inc. ....................        4,275        153,366
  Temple-Inland, Inc. ...............        6,200        260,400
  Weyerhaeuser Co. ..................        6,900        296,700
  Willamette Industries, Inc. .......       10,200        277,950
                                                     ------------
                                                        2,262,812
                                                     ------------
PHARMACEUTICALS -- 0.9%
  Eli Lilly & Co. ...................        2,100        209,738
  Merck & Co., Inc. .................        5,400        413,775
  Pfizer, Inc. ......................       22,000      1,056,000
                                                     ------------
                                                        1,679,513
                                                     ------------
PUBLISHING
  Scholastic Corp.(a)................          650         39,731
                                                     ------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
REAL ESTATE -- 0.5%
  Amli Residential Properties
    Trust............................        1,475   $     34,755
  Avalonbay Communities, Inc. .......        1,225         52,598
  Bradley Real Estate, Inc. .........        2,225         47,420
  BRE Properties, Inc. ..............        1,825         52,697
  Cabot Industrial Trust.............        2,200         43,313
  First Industrial Realty Trust,
    Inc. ............................        1,525         44,987
  Franchise Finance Corp. of
    America..........................        1,850         42,550
  Gables Residential Trust...........        1,550         39,913
  Glenborough Realty Trust, Inc. ....        2,100         36,619
  Health Care Property Invest,
    Inc. ............................          200          5,450
  Health Care REIT, Inc. ............        1,825         29,656
  Highwoods Properties, Inc. ........        1,325         31,800
  JDN Realty Corp. ..................        4,450         45,334
  MeriStar Hospitality Corp. ........        4,200         88,200
  Nationwide Health Pptys., Inc. ....        3,175         44,252
  Reckson Assocs. Reality Corp. .....        3,400         80,750
  Regency Realty Corp. ..............        2,100         49,875
  Summit Properties, Inc. ...........        2,125         44,625
  Weingarten Realty Investors........        1,350         54,506
                                                     ------------
                                                          869,300
                                                     ------------
RESTAURANTS -- 0.3%
  CKE Restaurants, Inc. .............        7,900         23,700
  Darden Restaurants, Inc. ..........       31,800        516,750
  Jack In The Box, Inc.(a)...........          600         14,775
  Ryan's Family Steak Houses,
    Inc.(a)..........................        5,475         46,195
                                                     ------------
                                                          601,420
                                                     ------------
RETAIL -- 2.2%
  1-800-Flowers.Com, Inc., Class
    A(a).............................        1,000          5,125
  Ames Department Stores, Inc. ......        3,025         23,444
  BJ's Wholesale Club, Inc.(a).......        1,350         44,550
  Consolidated Stores Corp.(a).......        6,900         82,800
  Costco Wholesale Corp. ............        1,000         33,000
  Dillards, Inc., Class A............       15,000        183,750
  Factory 2 U Stores, Inc. ..........          700         26,469
  Gap, Inc. .........................        9,450        295,312
  Home Depot, Inc. ..................        17,75        886,391
  IKON Office Solutions, Inc. .......       21,200         82,150
  J.C. Penney Co., Inc. .............        4,100         75,594
  Kmart Corp.(a).....................       33,200        226,175
  Kohl's Corp.(a)....................        9,600        534,000
  Michaels Stores, Inc.(a)...........          975         44,728
  Pep Boys - Manny, Moe & Jack.......        1,500          9,000
  Radioshack Corp. ..................        7,800        369,525
  Ross Stores, Inc. .................        3,350         57,159
  Sears, Roebuck & Co. ..............          700         22,838
  Stamps.com, Inc.(a)................          100            731
  Tiffany & Co. .....................        4,100        276,750
  Toys 'R' Us, Inc.(a)...............       10,100        147,081
  Wal-Mart Stores, Inc. .............       10,000        576,250
  Zale Corp.(a)......................        1,650         60,225
                                                     ------------
                                                        4,063,047
                                                     ------------
SEMICONDUCTORS -- 1.2%
  Applied Materials, Inc.(a).........        6,655        603,109
  ATMI, Inc., Class A................        1,075         49,988
  Broadcom Corp.(a)..................          600        131,362
  Brooks Automation, Inc.(a).........          325         20,780

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B13

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
SEMICONDUCTORS (CONT'D.)
  Cohu, Inc. ........................          725   $     19,552
  Credence Systems Corp. ............          725         40,011
  Cypress Semiconductor Corp. .......        1,150         48,588
  Integrated Device Technology,
    Inc..............................        1,900        113,762
  Intel Corp. .......................        7,500      1,002,656
  Lam Research Corp. ................          850         31,875
  Varian Semiconductor Equipment,
    Inc. ............................          450         28,266
                                                     ------------
                                                        2,089,949
                                                     ------------
STEEL & METALS -- 0.7%
  Alcoa, Inc. .......................       19,200        556,800
  Carpenter Technology Corp. ........        1,550         32,744
  Cleveland-Cliffs, Inc. ............        1,350         34,847
  Commercial Metals Co. .............        2,100         57,750
  Freeport-McMoRan Copper & Gold,
    Inc.(a)..........................       19,000        173,375
  Kaydon Corp. ......................        1,275         26,775
  Phelps Dodge Corp. ................        5,100        189,656
  Precision Castparts Corp. .........          925         41,856
  Reliance Steel & Aluminum Co. .....        3,012         57,604
  Worthington Industries, Inc. ......        2,075         21,788
                                                     ------------
                                                        1,193,195
                                                     ------------
TELECOMMUNICATIONS -- 4.1%
  Allegiance Telecom, Inc.(a)........        3,400        217,600
  ALLTEL Corp.(a)....................        4,800        297,315
  AT&T Corp. ........................        5,800        183,425
  AT&T Corp., (Liberty Media) Class
    A................................       17,000        412,250
  C-Cor.Net Corp.(a).................          200          5,400
  Carrier Access Corp.(a)............        1,200         63,450
  Corning, Inc. .....................        1,300        350,837
  Dycom Industries, Inc. ............        1,100         50,600
  Foundry Networks, Inc. ............          200         22,000
  Glenayre Technologies, Inc. .......        1,425         15,052
  Global Crossing Ltd. ..............       12,300        323,644
  Intermedia Communications,
    Inc.(a)..........................          500         14,875
  JDS Uniphase Corp.(a)..............        6,482        777,030
  Leap Wireless Intn'l, Inc. ........          250         11,750
  Level 3 Communications, Inc.(a)....        1,400        123,200
  Metromedia Fiber Network,
    Inc.(a)..........................        5,600        222,250
  Motorola, Inc. ....................        8,000        232,500
  Nextel Communications, Inc. .......        4,000        244,750
  Nextlink Communications, Inc.,
    Class A(a).......................        3,400        128,988
  Nokia Corp. ADR(a).................       18,300        913,856
  Nortel Networks Corp. .............        4,500        307,125
  NTL, Inc.(a).......................        5,375        321,828
  Plantronics, Inc.(a)...............          450         51,975
  Polycom, Inc. .....................          900         84,684
  Qwest Communications, Inc.(a)......       13,200        655,875
  Telefonaktiebolaget LM Ericson AB
    ADR..............................       18,100        362,000
  Tumbleweed Communications
    Corp.(a).........................          300         15,263
  Vodafone Group Plc ADR.............       20,038        830,319
  Voicestream Wireless Corp.(a)......        1,700        197,705
                                                     ------------
                                                        7,437,546
                                                     ------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            -----------   ------------
TOBACCO -- 0.5%
  Loews Corp. .......................        9,200   $    552,000
  Philip Morris Companies, Inc. .....       10,100        268,281
  RJ Reynolds Tobacco Holdings,
    Inc. ............................        6,100        170,419
                                                     ------------
                                                          990,700
                                                     ------------
TRANSPORTATION/SHIPPING -- 0.1%
  Airborne Freight Corp. ............        1,975         37,402
  Alexander & Baldwin, Inc. .........        1,475         32,542
  Roadway Express, Inc. .............        2,750         64,453
  Sea Containers Ltd. ...............        1,425         30,103
  Skywest, Inc. .....................          875         32,430
  US Freightways Corp. ..............        1,750         42,984
                                                     ------------
                                                          239,914
                                                     ------------
UTILITIES -- 0.4%
  California Water Service Group.....        1,350         32,737
  Conectiv, Inc. ....................        1,925         29,958
  GPU, Inc. .........................        3,400         92,012
  Minnesota Power, Inc. .............        3,075         53,236
  Public Service Co. of New
    Mexico(a)........................        4,050         62,522
  Reliant Energy, Inc. ..............        5,700        168,506
  Sierra Pacific Resources...........        1,900         23,869
  Unicom Corp. ......................        5,700        220,519
  Washington Gas Light Co. ..........        2,425         58,352
                                                     ------------
                                                          741,711
                                                     ------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc. ............        7,800        148,200
                                                     ------------
TOTAL COMMON STOCKS
  (cost $54,921,603)..............................     59,750,482
                                                     ------------

                                         PRINCIPAL
                               MOODY'S     AMOUNT
                               RATING      (000)
                               -------   ----------
LONG-TERM BONDS -- 60.1%
AEROSPACE -- 0.6%
  BE Aerospace, Inc.,
    Sr. Sub. Notes,
    9.50%, 11/01/08..........    B1      $       50         46,000
  Continental Airlines, Inc.,
    Sr. Sub. Notes,
    8.00%, 12/15/05..........   Ba2             150        138,774
  Delta Air Lines,
    Notes,
    8.30%, 12/15/29..........   Baa3            350        306,023
  Kitty Hawk, Inc.,(c)
    Gtd. Notes,
    9.95%, 11/15/04..........    Ca              75         30,000
  Northwest Airlines, Inc.,
    Notes,
    8.52%, 04/07/04..........   Ba2             500        476,695
  United Air Lines, Inc.,
    Deb.,
    9.75%, 08/15/21..........   Baa3             15         14,625
                                                      ------------
                                                         1,012,117
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B14

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
APPAREL
  Phillips Van Heusen Corp.,
    Sr. Sub. Notes,
    9.50%, 05/01/08..........    B1      $       50   $     45,500
                                                      ------------
AUTOMOBILES & TRUCKS -- 0.5%
  Collins & Aikman Products
    Co.,
    Sr. Sub. Notes,
    11.50%, 04/15/06.........    B2             210        201,075
  Eagle Picher Inds.,
    Sr. Sub. Notes,
    9.38%, 03/01/08..........    B3              75         63,000
  Federal - Mogul Co.,
    Notes, 7.38%, 01/15/06...   Ba2             100         73,500
    Notes, 7.88%, 07/01/10...   Ba2              45         30,825
    Sr. Notes, 7.50%,
    01/15/09.................   Ba2             110         77,000
  Hayes Wheels Int'l., Inc.,
    Sr. Sub. Notes,
    9.13%, 07/15/07..........    B2             150        135,750
  Lear Corp.,
    Sr. Notes,
    8.11%, 05/15/09..........   Ba1             250        225,000
    Sr. Sub. Notes,
    8.25%, 02/01/02..........   Ba3              75         73,531
  United Rentals, Inc.,
    Sr. Sub. Notes,
    9.25%, 01/15/09..........    B1              55         49,500
                                                      ------------
                                                           929,181
                                                      ------------
BANKING -- 1.3%
  Export Import Bank Korea,
    Notes,
    6.50%, 11/15/06..........   Baa2            400        380,632
  HSBC Capital Funding LP,
    Gtd. Notes,
    9.55%, 06/30/10..........    A1             500        520,000
  Korea Development Bank,
    Notes,
    7.90%, 02/01/02..........   Baa2            500        499,540
  Popular North America,
    Inc.,
    Notes,
    7.38%, 09/15/01..........    A3             400        397,408
  Royal Bank Scotland Group Plc,
    Notes,
    9.12%, 03/31/49..........    A1             500        515,985
                                                      ------------
                                                         2,313,565
                                                      ------------
BROADCASTING & OTHER MEDIA -- 0.8%
  Ackerley Group, Inc.,
    Sr. Sub. Notes,
    9.00%, 01/15/09..........    B2             300        273,000
  Alliance Atlantis,
    Sr. Sub. Notes,
    13.00%, 12/15/09.........    B2             165        169,125
  Fox Family Worldwide, Inc.,
    Sr. Notes,
    9.25%, 11/01/07..........    B1              35         31,325

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
BROADCASTING & OTHER MEDIA (CONT'D.)
  Imax Corp.,
    Sr. Notes,
    7.88%, 12/01/05..........   Ba2      $       35   $     32,375
  Lin Holdings Corp.,
    Sr. Disc. Notes,
    Zero Coupon (until
    03/01/03),
    10.00%, 03/01/08.........    B3             275        180,812
  Paxson Communications
    Corp.,
    Sr. Sub. Notes,
    11.63%, 10/01/02.........    B3              75         76,688
  Price Communications
    Wireless, Inc.,
    Sr. Sub. Notes,
    11.75%, 07/15/07.........    B2             500        536,250
  Susquehanna Media Co.,
    Sr. Sub. Notes,
    8.50%, 05/15/09..........    B1             200        190,000
                                                      ------------
                                                         1,489,575
                                                      ------------
BUILDING & CONSTRUCTION -- 0.3%
  Ainsworth Lumber Ltd.,
    Sr. Notes,
    12.50%, 07/15/07.........    B2             300        300,000
  Building Materials Corp.,
    Sr. Notes,
    7.75%, 07/15/05..........   Ba3              15         12,375
  Lennar Corp.,
    Sr. Notes,
    9.95%, 05/01/10..........   Ba1              25         24,688
  Nortek, Inc.,
    Sr. Sub. Notes,
    9.13%, 09/01/07..........    B1             270        249,750
                                                      ------------
                                                           586,813
                                                      ------------
CABLE -- 1.2%
  Callahan Nordrhein Westfalen,
    Sr. Notes,
    14.00%, 07/15/10.........    B3             600        466,063
  Charter Communication
    Holdings LLC,
    Sr. Disc. Notes,
    9.92%, 4/01/11...........    B2             150         85,125
    Sr. Notes,
    10.25%, 01/15/10.........    B2             150        144,750
    Sr. Sub Notes,
    8.63%, 04/01/09..........    B2             100         88,250
  Classic Cable, Inc.,
    Sr. Sub. Notes,
    9.38%, 08/01/09..........    B3              20         17,400
    10.50%, 03/01/10.........    B3             300        276,000
  CSC Holdings, Inc.,
    Sr. Sub. Deb.,
    10.50%, 05/15/16.........   Ba3             475        501,125
  Diamond Cable Co.,
    Sr. Disc. Notes,
    13.25%, 09/30/04.........    B3             150        157,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B15

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
CABLE (CONT'D.)
  International Wire Group,
    Sr. Sub. Notes,
    11.75%, 06/01/05.........    B3      $      300   $    301,500
  Rogers Cablesystems, Inc.,
    Sr. Sec. Notes,
    9.63%, 08/01/02..........   Ba1             150        150,375
                                                      ------------
                                                         2,188,088
                                                      ------------
CHEMICALS -- 0.4%
  Avecia Group Plc,
    Sr. Sub. Notes,
    11.00%, 07/01/09.........    B2             115        112,700
  Huntsman ICI Chemicals LLC,
    Sr. Sub. Notes,
    10.13%, 07/01/09.........    B2             135        135,675
  Lyondell Chemical Co.,
    Sr. Notes,
    9.88%, 05/01/07..........   Ba3             125        123,750
  NL Industries,
    Sr. Sec'd. Notes,
    11.75%, 10/15/03.........    B1             135        137,700
  Sterling Chemicals, Inc.,
    Sr. Notes,
    12.38%, 07/15/06.........    B3              50         51,250
    Sr. Sub. Notes,
    11.75%, 08/15/06.........    B3              85         68,850
  Texas Petrochemicals Corp.,
    Sr. Sub. Notes,
    11.13%, 07/01/06.........    B3              25         20,875
                                                      ------------
                                                           650,800
                                                      ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 5.3%
  Bear Stearns Mortgage
    Securities, Inc.,
    6.50%, 12/28/23..........    NR             800        746,248
  Chase Mortgage Finance
    Trust,
    7.75%, 04/25/30..........   Aaa           1,000        971,080
  Credit Suisse First Boston
    Mortgage,
    6.96%, 01/20/04..........   Aaa             391        388,165
    7.50%, 11/19/29..........   Aaa             900        849,087
  CWMBS, Inc.,
    6.25%, 07/25/09..........   Aaa             500        476,090
    6.75%, 03/25/28..........   Aaa             118        117,229
  GMAC Commercial Mortgage
    Security, Inc.,
    6.95%, 09/15/33..........   Aaa             600        573,407
  Greenwich Capital
    Acceptance, Inc.,
    6.72%, 02/01/09..........    NR             500        469,922
  Istar Receivables Trust,
    6.95%, 08/25/03..........   Aaa             997        997,429
  Norwest Asset Securities
    Corp.,
    6.75%, 10/25/28..........    NR             884        820,097

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (CONT'D.)
  Ocwen Mortgage Loan Asset
    Backed Certificates,
    7.00%, 10/25/29..........    NR      $      249   $    249,483
  Residential Funding
    Mortgage Securities,
    Inc.,
    6.50%, 06/25/29..........    NR           1,000        879,680
  Salomon Brothers Mortgage
    Securities,
    7.00%, 07/25/29..........   Aaa             384        384,439
  Small Business Investment
    Cos.,
    8.02%, 02/10/10..........   Aaa             893        918,942
  Structured Asset Mortgage
    Investments, Inc.,
    7.25%, 02/25/30..........   Aaa             721        705,329
                                                      ------------
                                                         9,546,627
                                                      ------------
COMMERCIAL SERVICES -- 0.2%
  Iron Mountain, Inc.,
    Sr. Sub. Notes,
    8.25%, 07/01/11..........    B2             250        218,750
  Pierce Leahy Corp.,
    Sr. Sub Notes,
    11.13%, 07/15/06.........    B3              99        101,723
                                                      ------------
                                                           320,473
                                                      ------------
COMPUTER SERVICES -- 0.7%
  Exodus Communications,
    Inc.,
    Sr. Notes,
    10.75%, 12/15/09.........    NR              50         48,250
    11.63%, 07/15/10.........    NR             230        231,150
  Globix Corp.,
    Sr. Notes,
    12.50%, 02/01/10.........    NR             200        165,000
  PSI Net, Inc.,
    Sr. Notes,
    11.00%, 08/01/09.........    B3             150        138,750
  Unisys Corp.,
    Sr. Sub. Notes,
    11.75%, 10/15/04.........   Ba1             250        265,000
  Verio, Inc.,
    Sr. Notes,
    11.25%, 12/01/08.........    B3               5          5,613
    10.63%, 11/15/09.........    B3             350        388,062
                                                      ------------
                                                         1,241,825
                                                      ------------
CONTAINERS -- 0.8%
  Ball Corp.,
    Sr. Sub. Notes,
    8.25%, 08/01/08..........    B1             300        280,875
  Norampac, Inc.,
    Sr. Notes,
    9.50%, 02/01/08..........    B2             215        207,475

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B16

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
CONTAINERS (CONT'D.)
  Owen - Illinois, Inc.,
    Deb.,
    7.50%, 05/15/10..........   Ba1      $      100   $     86,726
    Sr. Notes,
    7.85%, 05/15/04..........   Ba1             200        191,466
  Packaged Ice, Inc.,
    Sr. Notes,
    9.75%, 02/01/05..........    B3             166        137,780
  Radnor Holdings, Inc.,
    Sr. Notes,
    10.00%, 12/01/03.........    B2             250        218,125
  Silgan Holdings, Inc.,
    Sr. Sub. Deb.,
    9.00%, 06/01/09..........    B1             300        283,500
                                                      ------------
                                                         1,405,947
                                                      ------------
DIVERSIFIED SERVICES -- 1.2%
  Applied Power, Inc.,
    Sr. Sub. Notes,
    8.75%, 04/01/09..........    B1             150        155,250
  Corning Consumer Products
    Co.,
    Sr. Sub. Notes,
    9.63%, 05/01/08..........    B3             200        133,000
  Cox Enterprises, Inc.,
    Notes,
    6.63%, 06/14/02..........   Baa1            600        590,010
  Gentek, Inc.,
    Sr. Sub. Notes,
    11.00%, 08/01/09.........    B2             150        152,250
  GS Escrow Corp.,
    Sr. Notes,
    6.75%, 08/01/01..........   Ba1             900        869,625
    7.13%, 08/01/05..........   Ba1              50         45,279
  SCG & Semiconductor Hldg.
    Corp.,
    Sr. Notes,
    12.00%, 08/01/09.........    B2              55         58,713
  Sun World International,
    Inc.,
    First Mtge.,
    11.25%, 04/15/04.........    B2               5          4,650
  Tenneco, Inc.,
    Sr. Sub. Notes,
    11.63%, 10/15/09.........    B2              65         57,850
  Venture Holdings Trust,
    Sr. Notes,
    9.50%, 07/01/05..........    B2              40         29,200
                                                      ------------
                                                         2,095,827
                                                      ------------
ELECTRICAL POWER -- 1.5%
  Motors & Gears, Inc.,
    Sr. Notes,
    10.75%, 11/15/06.........    B3             150        145,500
  Niagara Mohawk Power Corp.,
    Sr. Notes,
    7.75%, 10/01/08..........   Baa3            800        779,752

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
ELECTRICAL POWER (CONT'D.)
  Sierra Pacific Resources,
    Notes,
    7.39%, 04/20/02..........    NR      $    1,000   $  1,000,000
  TNP Enterprises, Inc.,
    Sr. Sub. Notes,
    10.25%, 04/01/10.........   Ba3             700        719,250
                                                      ------------
                                                         2,644,502
                                                      ------------
ELECTRONICS -- 0.5%
  AES Corp.,
    Sr. Notes,
    9.50%, 06/01/09..........   Ba1             350        343,000
    Sr. Sub. Notes,
    8.88%, 11/01/27..........   Ba1             100         82,000
  Flextronics International
    Ltd.,
    Sr. Sub Notes,
    9.88%, 07/01/10..........   Ba3             500        505,000
                                                      ------------
                                                           930,000
                                                      ------------
ENERGY -- 0.6%
  Calpine Corp.,
    Sr. Notes,
    10.50%, 05/15/06.........   Ba1           1,000      1,045,000
                                                      ------------
FINANCIAL SERVICES -- 5.8%
  American General Finance
    Corp.,Notes,
    6.88%, 12/14/01..........    A2           1,100      1,091,599
  Bayview Financial Revolving
    Mortgage Loan,
    Notes,
    7.95%, 08/25/29..........    NR             500        491,700
  Bear Stearns Co., Inc.,
    Notes,
    6.58%, 05/22/12..........    A2             300        300,344
  Beaver Valley Funding
    Corp.,
    Deb.,
    8.25%, 06/01/03..........    B1             331        327,733
  Cendent Mortgage Corp.,
    Notes,
    7.25%, 05/18/13..........    NR             600        585,702
  Chevy Chase Savings Bank,
    Sub. Deb.,
    9.25%, 12/01/05..........    B1             105         98,700
  Coinstar, Inc.,
    Sr. Disc. Notes,
    13.00%, 10/01/06.........    NR             100        101,000
  Empire Funding Home Loan
    Owner Trust,
    Notes,
    6.26%, 06/25/10..........   Aaa             392        389,477
  Ford Credit Auto Owner
    Trust,
    Notes,
    5.77%, 11/15/01..........   Aaa             346        344,743

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B17

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
FINANCIAL SERVICES (CONT'D.)
  Ford Motor Credit Co.,
    Notes,
    7.50%, 03/15/05..........    A2      $    1,000   $    995,050
  General Motors Acceptance
    Corp.,
    Notes,
    8.50%, 01/01/03..........    A2             600        612,918
  Household Finance Corp.,
    Notes,
    7.03%, 08/06/02..........    A2             900        899,118
  MBNA Corp.,
    Notes,
    6.88%, 07/15/04..........   Baa1            500        474,650
  Metris Cos, Inc.,
    Sr. Notes,
    10.13%, 07/15/06.........   Ba3             150        142,500
  Midland Funding II,
    Deb.,
    11.75%, 07/23/05.........   Baa3            100        111,942
  Morgan (J.P.) & Co., Inc.,
    Sr. Sub Notes,
    6.50%, 02/15/12..........    A2             600        526,416
  Morgan Stanley Dean Witter,
    Global Notes,
    5.63%, 01/20/04..........   Aa3             500        471,510
  Onyx Acceptance Auto Trust,
    Notes,
    6.30%, 05/15/04..........   Aaa             134        132,515
  Orion Power Holdings, Inc.,
    Sr. Notes,
    12.00%, 05/01/10.........   Ba3             600        618,000
  RBF Finance Co.,
    Notes,
    11.00%, 03/15/06.........   Ba3             280        300,300
  Sears Roebuck Acceptance
    Corp.,Notes,
    6.62%, 07/09/02..........    A3             500        491,775
  Sovereign Bancorp, Inc.,
    Sr. Notes,
    10.25%, 05/15/04.........   Ba3              85         83,818
    10.50%, 11/15/06.........   Ba3             115        115,000
  Stone Container Finance
    Co.,
    Sr. Notes,
    11.50%, 08/15/06.........    B2              15         15,450
  WFS Financial Owner Trust,
    Notes,
    6.41%, 07/20/02..........   Aaa             329        327,867
    6.25%, 03/20/03..........   Aaa             352        350,579
                                                      ------------
                                                        10,400,406
                                                      ------------
FOOD & BEVERAGE -- 0.8%
  Agrilink Foods, Inc.,
    Sr. Sub. Notes,
    11.88%, 11/01/08.........    B3             250        200,000
  Aurora Foods, Inc.,(c)
    Sr. Sub. Notes,
    9.88%, 02/15/07..........   Caa1            150         87,000

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
FOOD & BEVERAGE (CONT'D.)
  Carrols Corp.,
    Sr. Sub. Notes,
    9.50%, 12/01/08..........    B2      $      250   $    207,500
  Cott Corp.,
    Sr. Notes,
    8.50%, 05/01/07..........    B1             300        274,500
  Del Monte Foods Co.,
    Sr. Disc. Notes,
    Zero Coupon (until
    12/15/02)
    12.50%, 12/15/07.........   Caa1            205        154,775
  Pilgrim's Pride Corp.,
    Sr. Sub. Notes,
    10.88%, 08/01/03.........    B1             325        327,437
  Purina Mills, Inc.(b)
    Sr. Sub. Notes,
    9.00%, 03/15/10
    (cost $134,761; purchased
    05/03/99)................    B2             150         43,500
  Stater Brothers Holdings,
    Inc.,
    Sr. Notes,
    10.75%, 08/15/06.........    B2              70         61,600
  Vlasic Foods Int'l, Inc.
    Sr. Sub. Notes,
    10.25%, 07/01/09.........   Caa1            250         92,500
                                                      ------------
                                                         1,448,812
                                                      ------------
FOREIGN GOVERNMENT OBLIGATIONS
   -- 0.3%
  German Government Bonds,
    6.25%, 01/04/24..........   Aaa              50         51,769
    6.25%, 01/04/30..........   Aaa             150        160,138
  Republic of Philippines,
    6.50%, 11/30/05..........   Ba1             500        414,600
                                                      ------------
                                                           626,507
                                                      ------------
FOREIGN CONVERTIBLE BONDS
   -- 0.3%
  Hellenic Finance SCA,
    2.00%, 07/15/04..........    NR             500        468,367
                                                      ------------
GAMING -- 0.9%
  Aztar Corp.,
    Sr. Sub. Notes,
    8.88%, 05/15/07..........    B2             250        233,750
  Boyd Gaming Corp.,
    Sr. Sub. Notes,
    9.50%, 07/15/07..........    B1              95         91,200
  Circus Circus Enterprises,
    Inc.,Deb.,
    6.70%, 11/15/96..........   Baa3            105         96,271
    Sr. Sub. Deb.,
    7.63%, 07/15/13..........   Ba2             100         79,750
  Coast Hotels & Casinos,
    Inc.,
    Sr. Sub. Notes,
    9.50%, 04/01/09..........    B3              75         71,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B18

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
GAMING (CONT'D.)
  Harrahs Operating, Inc.,
    Gtd. Sr. Sub. Notes,
    7.88%, 12/15/05..........   Ba2      $      180   $    169,200
  Harveys Casino Resorts,
    Inc.,
    Sr. Sub. Notes,
    10.63%, 06/01/06.........    B2             100        102,000
  Hollywood Park, Inc.,
    Sr. Sub. Notes,
    9.25%, 02/15/07..........    B2             100         99,750
  Horseshoe Gaming LLC,
    Sr. Sub. Notes,
    8.63%, 05/15/09..........    B2              75         70,500
  Mohegan Tribal Gaming
    Authority,
    Sr. Notes,
    8.13%, 01/01/06..........   Ba2             100         94,500
  Park Place Entertainment
    Corp.,Sr. Sub. Notes,
    9.38%, 02/15/07..........   Ba2              45         44,888
  Pinnacle Entertainment,
    Gtd. Notes,
    13.00%, 08/15/03.........    B1             100        106,500
  Station Casinos, Inc.,
    Sr. Sub. Notes.,
    9.88%, 07/01/10..........    NR             300        301,500
                                                      ------------
                                                         1,561,434
                                                      ------------
HEALTH CARE -- 0.8%
  Abbey Healthcare Group,
    Inc.,
    Sr. Sub. Notes,
    9.50%, 11/01/02..........    B3             200        194,000
  Columbia/HCA Healthcare Corp.,
    Deb., 7.05%, 12/01/27....   Ba2              55         40,975
    Deb., 7.50%, 11/15/95....   Ba2             270        205,875
    Notes, 8.36%, 04/15/24...   Ba2             100         88,500
    Notes, 7.69%, 06/15/25...   Ba2             100         80,750
  Concentra Operating Corp.,
    Sr. Sub. Notes,
    13.00%, 08/15/09.........    B3              25         21,125
  Fresenius Med Care Capital
    Trust,
    Gtd. Notes,
    9.00%, 12/01/06..........   Ba3             125        119,375
    7.88%, 02/01/08..........   Ba3              75         67,125
  Healthsouth Corp.,
    Sr. Notes,
    6.88%, 06/15/05..........   Baa3            100         86,769
    7.00%, 06/15/08..........   Baa3            250        191,165
  ICN Pharmaceuticals, Inc.,
    Sr. Notes,
    8.75%, 11/15/08..........   Ba3             100         97,000
  Integrated Health
    Services, Inc.,(c)
    Sr. Sub. Notes,
    9.25%, 01/15/08..........    C              150          3,000

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
HEALTH CARE (CONT'D.)
  Lifepoint Hospitals
    Holdings, Inc.,
    Sr. Sub. Notes,
    10.75%, 05/15/09.........    B3      $       65   $     66,788
  Magellan Health Services,
    Inc.,Sr. Sub. Notes,
    9.00%, 02/15/08..........    B3              50         25,500
  Tenet Healthcare Corp.,
    Sr. Sub. Notes,
    8.13%, 12/01/08..........   Ba3              50         45,625
  Triad Hospitals Holdings,
    Inc.,
    Sr. Sub. Notes,
    11.00%, 05/15/09.........    B3             110        112,612
                                                      ------------
                                                         1,446,184
                                                      ------------
HOTELS & LEISURE -- 0.3%
  Ballys Health &
    Tennis Corp.,
    Sr. Sub. Notes,
    9.88%, 10/15/07..........    B3             115        105,225
  ITT Corp.,
    Deb.,
    7.38%, 11/15/15..........   Ba1             120         99,427
  Premier Parks, Inc.,
    Sr. Notes,
    9.75%, 06/15/07..........    B3             350        336,875
                                                      ------------
                                                           541,527
                                                      ------------
INDUSTRIALS -- 0.1%
  Huntsman Polymers Corp.,
    Sr. Notes,
    11.75%, 12/01/04.........    B1             150        152,250
  United Int'l. Holdings, Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until
    02/15/03),
    10.75%, 02/15/08.........    B3             150        104,625
                                                      ------------
                                                           256,875
                                                      ------------
MEDICAL SERVICES
  Bio Rad Labs, Inc.,
    Sr. Sub. Notes,
    11.63%, 02/15/07.........    B2              45         46,406
                                                      ------------
MISCELLANEOUS SERVICES -- 0.1%
  IT Group, Inc.,
    Sr. Sub. Notes,
    11.25%, 04/01/09.........    B3              50         45,000
  La Petite Academy, Inc.,
    Sr. Notes,
    10.00%, 05/15/08.........    B3              50         29,500
  Polymer Group, Inc.,
    Sr. Sub Notes,
    9.00%, 07/01/07..........    B2              30         25,500
    8.75%, 03/01/08..........    B2              30         25,200

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B19

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
MISCELLANEOUS SERVICES (CONT'D.)
  Usec, Inc.,
    Sr. Notes,
    6.75%, 01/20/09..........   Ba1      $      125   $     86,537
                                                      ------------
                                                           211,737
                                                      ------------
MUNICIPAL BONDS -- 0.3%
  New York St. Thruway Auth.,
    Gen. Rev.,
    5.00%, 01/01/25..........   Aa3             500        440,455
                                                      ------------
OIL & GAS -- 1.3%
  Canadian Forest Oil Ltd.,
    Sr. Sub. Notes,
    8.75%, 09/15/07..........    B2              70         65,800
  Comstock Resources, Inc.,
    Sr. Sub. Notes,
    11.25%, 05/01/07.........    B2               5          5,062
  Eott Energy Partners LP,
    Sr. Notes,
    11.00%, 10/01/09.........   Ba2             130        131,950
  Gothic Products Corp.,
    Sr. Sec'd. Notes,
    11.13%, 05/01/05.........    B3              10          9,400
  Houston Exploration Co.,
    Sr. Sub. Notes,
    8.63%, 01/01/08..........    B2              55         51,150
  Leviathan Gas Partner,
    Sr. Sub. Notes,
    10.38%, 06/01/09.........   Ba2             200        203,500
  Occidental Petroleum Corp.,
    Sr. Notes,
    6.40%, 04/01/03..........   Baa3            400        386,312
  Parker Drilling Co.,
    Sr. Notes,
    9.75%, 11/15/06..........    B1             160        154,800
  Petroleos Mexicanos,
    Notes,
    9.38%, 12/02/08..........    NR             500        509,375
  Plains Resources, Inc.,
    Company Gtd.,
    10.25%, 03/15/06.........    B2             150        149,250
    Sr. Sub. Notes,
    10.25%, 03/15/06.........    B2              20         19,850
  Swift Energy Co.,
    Sr. Sub. Notes,
    10.25%, 08/01/09.........    B2              40         40,400
  Triton Energy Ltd.,
    Sr. Notes,
    9.25%, 04/15/05..........    B1             250        248,125
  Vintage Petroleum, Inc.,
    Sr. Sub. Notes,
    9.75%, 06/30/09..........    B1             380        383,800
                                                      ------------
                                                         2,358,774
                                                      ------------

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
PAPER & PACKAGING -- 0.4%
  Doman Industries Ltd.,
    Sr. Notes,
    8.75%, 03/15/04..........    B1      $      100   $     77,000
    9.25%, 11/15/07..........    B1              25         18,500
  Repap New Brunswick, Inc.,
    Sr. Sec'd. Notes,
    11.50%, 06/01/04.........    NR             100        100,500
    10.63%, 04/15/05.........   Caa             110         96,800
  Stone Container Corp.,
    First Mtge.,
    10.75%, 10/01/02.........    B1              30         30,300
    Sr. Sub. Deb.,
    12.25%, 04/01/02.........    B3             350        352,625
                                                      ------------
                                                           675,725
                                                      ------------
PRINTING & PUBLISHING -- 0.1%
  Mail-Well I Corp.,
    Sr. Sub. Notes,
    8.75%, 12/15/08..........    B1             150        127,500
  Transwestern Publishing
    Co., LP,
    Sr. Sub. Notes,
    9.63%, 11/15/07..........    B2             100         96,500
                                                      ------------
                                                           224,000
                                                      ------------
REAL ESTATE -- 0.2%
  HMH Properties, Inc.,
    Sr. Notes,
    7.88%, 08/01/08..........   Ba2             125        111,563
    8.45%, 12/01/08..........   Ba2             250        230,000
  Intrawest Corp.,
    Sr. Notes,
    10.50%, 02/01/10.........    B1             100        102,000
                                                      ------------
                                                           443,563
                                                      ------------
RESTAURANTS -- 0.1%
  Advantica Restaurant Group,
    Inc.,Sr. Notes,
    11.25%, 01/15/08.........    B3             100         67,000
  CKE Restaurants, Inc.,
    Sr. Sub. Notes,
    9.13%, 05/01/09..........    B3              50         34,500
  Felcor Suites LP,
    Gtd. Sr. Notes,
    7.38%, 10/01/04..........   Ba2             150        134,250
  Sbarro, Inc.,
    Sr. Notes,
    11.00%, 09/15/09.........   Ba3              30         30,525
                                                      ------------
                                                           266,275
                                                      ------------
RETAIL -- 0.1%
  Musicland Group, Inc.,
    Sr. Sub. Notes,
    9.00%, 06/15/03..........    B2             125        113,750
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B20

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
SCHOOLS -- 0.3%
  Arlington Texas Independent
    School Dist.,
    Notes,
    5.00%, 02/15/24..........   Aaa      $      500   $    443,585
  Kindercare Learning Center,
    Inc.,Sr. Sub. Notes,
    9.50%, 02/15/09..........    B3             200        184,000
                                                      ------------
                                                           627,585
                                                      ------------
STEEL & METALS -- 0.7%
  AK Steel Corp.,
    Sr. Notes,
    7.88%, 02/15/09..........   Ba2             250        221,875
  Algoma Steel, Inc.,
    First Mtge.,
    12.38%, 07/15/05.........    B2             200        174,000
  Golden Northwest Aluminum,
    Inc.,First Mtge.,
    12.00%, 12/15/06.........    B2              30         29,700
  Kaiser Aluminum & Chemical,
    Sr. Notes,
    9.88%, 02/15/02..........    B1             350        336,000
  LTV Corp.,
    Sr. Notes,
    11.75%, 11/15/09.........   Ba3             210        178,500
  National Steel Corp.,
    First Mtge.,
    9.88%, 03/01/09..........   Ba3              35         29,750
  RMI USA LLC,
    Sr. Notes,
    10.00%, 06/01/09.........    B1              60         57,000
  Russel Metals, Inc.,
    Sr. Notes,
    10.00%, 06/01/09.........    B1              90         85,500
  Sheffield Steel Corp.,
    First Mtge.,
    11.50%, 12/01/05.........    NR              20         14,000
  WHX Corp.,
    Sr. Sub. Notes,
    10.50%, 04/15/05.........    B3             225        168,750
                                                      ------------
                                                         1,295,075
                                                      ------------
TELECOMMUNICATIONS -- 3.8%
  360 Networks, Inc.,
    Sr. Sub. Notes,
    12.00%, 08/01/09.........    B3              30         28,050
  AT&T Capital Corp.,
    Notes,
    6.80%, 02/01/01..........    A1             500        497,950
  Caprock Communications
    Corp.,
    Sr. Notes,
    11.50%, 05/01/09.........    B3             250        227,500

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
TELECOMMUNICATIONS (CONT'D.)
  Clearnet Communications,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until
    05/01/04)
    10.13%, 05/01/09.........    B3      $      110   $     65,450
  Dobson Communications Corp.,
    Sr. Notes,
    10.88%, 07/01/10.........    NR             325        325,812
  Fairpoint Communications,
    Sr. Sub. Notes,
    12.50%, 05/01/10.........    B3             110        111,100
  Focal Communications Corp.,
    Sr. Notes,
    11.88%, 01/15/10.........    B3             200        201,500
  Global Crossing Holdings Ltd.,
    Sr. Notes,
    9.50%, 11/15/09..........   Ba2             500        480,000
  Hyperion
    Telecommunications, Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until
    04/15/01)
    13.00%, 04/15/03.........    B3             315        244,800
  Intersil Corp.,
    Sr. Sub. Notes,
    13.25%, 08/15/09.........    B3              63         71,190
  Level 3 Communications,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until
    12/01/03)
    10.50%, 12/01/08.........    B3             130         79,300
    11.25%, 03/15/10.........    B3             500        275,000
    Sr. Sub. Notes,
    11.00%, 03/15/08.........    B3              30         29,700
  McLeodusa, Inc.,
    Sr. Disc. Notes,
    10.50%, 03/01/07.........    B1              75         61,875
    Sr. Notes,
    8.13%, 02/15/09..........    B1              95         85,500
  Metromedia Fiber Network,
    Inc.,Sr. Notes,
    10.00%, 12/15/09.........    B2              90         89,100
  Microcell
    Telecommunications,
    Sr. Disc. Notes,
    12.00%, 06/01/09.........    B3             250        164,375
  Millicom Int'l. Cellular,
    Sr. Disc. Notes,
    13.50%, 06/01/06.........    B3              80         68,800
  Netia Holdings BV,
    Gtd. Sr. Disc. Notes,
    11.25%, 11/01/07.........    B2             250        168,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B21

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
TELECOMMUNICATIONS (CONT'D.)
  Nextel Communications,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until
    09/15/02)
    10.65%, 09/15/07.........    B1      $      535   $    419,975
  Nextlink Communications,
    Inc.,
    Sr. Notes,
    10.75%, 06/01/09.........    B2             330        326,700
  NTL Communications Corp.,
    Sr. Notes,
    Zero Coupon (until
    10/01/03)
    12.38%, 10/01/08.........    B3             500        322,500
  Primus Telephone Group, Inc.,
    Sr. Notes,
    12.75%, 10/15/09.........    B3             100         80,000
  RCN Corp.,
    Sr. Notes,
    10.13%, 01/15/10.........    B3              55         46,200
  RSL Communications Plc,
    Gtd. Sr. Notes,
    9.88%, 11/15/09..........    B2             250        175,000
  Spectrasite Holdings, Inc.,
    Sr. Disc. Notes,
    12.88%, 03/15/10.........    B3             315        173,250
  Telewest Plc,
    Sr. Disc. Deb.,
    11.00%, 10/01/07.........    B1             250        238,125
  Tritel PCS, Inc.,
    Sr. Sub. Notes,
    Zero Coupon (until
    05/15/04)
    12.75%, 05/15/09.........    B3             135         89,100
  United Pan Europe,
    Sr. Notes,
    Zero Coupon (until
    08/01/04),
    12.50%, 08/01/09.........    B2             100         49,000
    Sr. Sub Notes,
    11.25%, 11/01/09.........    B2             255        220,575
  Voicestream Wireless Corp.,
    Sr. Disc. Notes,
    Zero Coupon (until
    11/15/04)
    11.88%, 11/15/09.........    B2             300        199,500
    Sr. Notes,
    10.38%, 11/15/09.........    B2              50         52,250
  Williams Communications
    Group, Inc.,
    Sr. Notes,
    10.70%, 10/01/07.........    B2              50         49,750
    10.88%, 10/01/09.........    B2             240        235,200

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
TELECOMMUNICATIONS (CONT'D.)

  Worldcom, Inc.,
    Notes,
    6.13%, 04/15/02..........    A3      $      400   $    390,952
    Sr. Notes,
    8.88%, 01/15/06..........    A3             600        622,116
                                                      ------------
                                                         6,965,320
                                                      ------------
TEXTILES -- 0.1%
  Burlington Industries,
    Inc.,
    Deb.,
    7.25%, 08/01/27..........   Ba2             100         66,000
  Collins & Aikman
    Floorcovering,
    Sr. Sub. Notes,
    10.00%, 01/15/07.........    B3              30         29,400
                                                      ------------
                                                            95,400
                                                      ------------
TOBACCO -- 0.5%
  Philip Morris Cos, Inc.,
    Notes,
    7.00%, 07/15/05..........    A2           1,000        942,030
                                                      ------------
TRANSPORTATION/SHIPPING
  Alliance Atlantis Commerce,
    Inc.,
    Sr. Sub. Notes,
    13.00%, 12/15/09.........    B2              35         35,875
  American Commercial Lines LLC,
    Sr. Notes,
    10.25%, 06/30/08.........    B1              50         41,000
                                                      ------------
                                                            76,875
                                                      ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 26.5%
  Federal Home Loan Mortgage
    Corp.,
    6.22%, 03/18/08..........                 2,100      1,940,526
    6.50%, 08/15/23..........                   203        199,498
    5.50%, 06/30/30..........                 1,500      1,309,732
  Federal National Mortgage
    Assn.,
    7.10%, 08/01/09..........                   994        965,338
    6.32%, 08/01/29..........                   579        554,605
    6.00%, 06/30/30..........                 7,400      6,772,184
    8.00%, 06/30/30..........                   500        502,110
  Government National Mortgage
    Assn.,
    8.00%, 12/20/14..........                 2,000      2,025,313
    6.75%, 08/20/24..........                    82         82,192
    6.38%, 04/20/27..........                 1,365      1,365,276
    8.00%, 01/16/30..........                 1,034      1,034,104
    7.50%, 02/20/30..........                   564        527,752
    6.50%, 05/20/30..........                 2,397      2,365,398
    6.50%, 06/30/30..........                 1,400      1,328,684
    7.00%, 06/30/30..........                 1,700      1,652,451
    7.50%, 06/30/30..........                 6,100      6,056,141
    8.00%, 06/30/30..........                 4,900      4,949,016
    8.50%, 06/30/30..........                 5,600      5,733,896
  Small Business
    Administration,
    Gtd. Notes,
    7.59%, 01/01/20..........                   500        493,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B22

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
                               MOODY'S     AMOUNT        VALUE
LONG-TERM BONDS                RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  (CONT'D.)
United States Treasury Bonds,
    12.50%, 08/15/14.........            $      600   $    850,404
    11.25%, 02/15/15.........                 2,300      3,391,419
  United States Treasury Notes,
    3.63%, 07/15/02 (TIPS)...                   962        955,427
    3.38%, 01/15/07 (TIPS)...                   972        932,681
    3.63%, 01/15/08 (TIPS)...                 2,119      2,054,783
                                                      ------------
                                                        48,042,055
                                                      ------------
UTILITIES -- 0.1%
  CMS Energy Corp.,
    Sr. Notes,
    7.50%, 01/15/09..........   Ba3             250        224,375
                                                      ------------
WASTE MANAGEMENT -- 0.3%
  Allied Waste North America,
    Inc.,Sr. Notes,
    7.88%, 01/01/09..........   Ba3             150        127,500
    Sr. Sub. Notes,
    10.00%, 08/01/09.........    B2              60         50,400
  Waste Management, Inc.,
    Sr. Notes,
    8.75%, 05/01/18..........   Ba1             150        135,630
  WMX Technologies,
    Notes,
    6.38%, 12/01/03..........   Ba1             200        185,142
                                                      ------------
                                                           498,672
                                                      ------------
TOTAL LONG-TERM BONDS
  (cost $111,183,170)..............................    108,744,024
                                                      ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $166,104,773)..............................    168,494,506
                                                      ------------
SHORT-TERM INVESTMENTS -- 22.2%
AEROSPACE -- 0.6%
  Raytheon Co.,
    Notes,
    5.95%, 03/15/01..........   Baa2          1,000        988,330
  US Air, Inc.,
    Sr. Notes,
    9.63%, 02/01/01..........    B3              50         49,440
                                                      ------------
                                                         1,037,770
                                                      ------------

                                         PRINCIPAL
SHORT-TERM                     MOODY'S     AMOUNT        VALUE
INVESTMENTS                    RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
AUTOMOBILES & TRUCKS -- 1.6%
  JPS Automotive Products
    LLC,
    Sr. Sub. Notes,
    11.13%, 06/15/01.........    B1      $      150   $    151,125
  Daimlerchrysler,
    6.17%, 07/05/00..........    A1           2,000      1,998,629
  Visteon Corp.,
    6.85%, 07/21/00..........    NR             700        697,336
                                                      ------------
                                                         2,847,090
                                                      ------------
CHEMICALS -- 0.5%
  Du Pont De Nemours & Co.,
    Inc.,
    6.10%, 07/07/00..........   Aa3             600        599,390
  Lyondell Chemical Co.,
    Deb.,
    9.90%, 11/01/00..........   Ba3             250        251,250
                                                      ------------
                                                           850,640
                                                      ------------
ENERGY -- 0.5%
  Cleveland Electric
    Illuminating Co.,Med. Term Notes,
    9.20%, 06/01/01..........   Ba1           1,000      1,012,510
                                                      ------------
FINANCIAL SERVICES -- 2.9%
  Banco Latinoamericano, SA
    (Panama)
    Notes,
    6.75%, 03/01/01..........   Baa1            500        497,990
  General Electric Cap.
    Corp.,
    6.55%, 09/12/00..........   Aaa             800        789,374
    6.58%, 09/13/00..........   Aaa           1,600      1,578,359
  General Motors Acceptance
    Corp.,Notes,
    6.50%, 07/31/00..........    A2             900        904,131
  Houston Industry
    Finance Co.,
    6.92%, 07/19/00..........    NR           1,500      1,494,810
                                                      ------------
                                                         5,264,664
                                                      ------------
FOOD & BEVERAGE -- 1.1%
  Nabisco, Inc.,
    6.86%, 08/10/00..........   Baa2          2,000      1,984,756
                                                      ------------
MISCELLANEOUS SERVICES -- 1.1%
  Conagra, Inc.,
    6.91%, 08/23/00..........   Baa1            100         98,983
    6.82%, 08/29/00..........   Baa1          2,000      1,977,645
                                                      ------------
                                                         2,076,628
                                                      ------------
REPURCHASE AGREEMENTS -- 12.4%
  Joint Repurchase Agreement
    Account,
    6.49% 07/03/00 (Note 5)..                22,495     22,495,000
                                                      ------------
TRANSPORTATION -- 1.1%
  Norfolk Southern Corp.,
    6.89%, 07/27/00..........   Aa3           2,000      1,990,048
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B23

JUNE 30, 2000 (UNAUDITED)

                                         PRINCIPAL
SHORT-TERM                     MOODY'S     AMOUNT        VALUE
INVESTMENTS                    RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS
  Federal National Mortgage
    Assn.,6.00%, 11/01/00....            $       17   $     16,559
                                                      ------------
UTILITIES -- 0.3%
  Texas Utilities Co.,
    Sr. Notes,
    7.32%, 06/25/01..........   Baa3            500        499,535
                                                      ------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.,
    Sr. Notes,
    6.00%, 05/15/01..........   Ba1             150        145,794
                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $40,225,248)...............................     40,220,994
                                                      ------------
TOTAL INVESTMENTS, BEFORE
  OUTSTANDING OPTIONS WRITTEN
  (cost $206,330,021; Note
    6).......................                          208,715,500
                                                      ------------
OUTSTANDING OPTIONS WRITTEN(a)
  CALL OPTIONS                            Contracts
  Swap Option 6M Libor,
    expiring 09/22/2000......                 5,000         (5,348)
    expiring 09/28/2000......                 1,000         (1,914)
  Swap Option 3M Libor,
    expiring 09/15/2000......                 2,000         (1,774)
                                                      ------------
                                                            (9,036)
                                                      ------------
  PUT OPTIONS
  Swap Option 6M Libor,
    expiring 9/13/00.........                 6,000        (16,583)
                                                      ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
  (premiums received $28,750)......................        (25,619)

                                         PRINCIPAL
SHORT-TERM                     MOODY'S     AMOUNT        VALUE
INVESTMENTS                    RATING      (000)        (NOTE 2)
(CONTINUED)                    -------   ----------   ------------
                                                      ------------
TOTAL INVESTMENTS, NET OF
  OUTSTANDING OPTIONS
  WRITTEN -- 115.3%
  (cost $205,301,271)..............................   $208,689,881
FORWARD CURRENCY CONTRACTS --
  AMOUNT RECEIVABLE FROM
  COUNTERPARTIES (d)...............................            132
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (15.3)%................................    (27,688,045)
                                                      ------------
TOTAL NET ASSETS -- 100.0%.........................   $181,001,968
                                                      ============

The following abbreviations are used in portfolio descriptions:
   ADR  American Depository Receipt
   LP    Limited Partnership
   N.V.   Naamloze Vennootschap (Dutch Corporation)
   S.A. Sociedad Anonima (Spanish Corporation or Societe Anonyme or French Corporation

(a) Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $134,761. The aggregate value, $43,500 is approximately 0.02% of net assets.

(c) Issuer in default.

(d) Outstanding forward currency contract as of June 30, 2000 was as follows:

          FOREIGN               VALUE AT
    CURRENCY CONTRACT:       SETTLEMENT DATE   CURRENT VALUE   APPRECIATION
    ------------------       ---------------   -------------   ------------
Sold:
  Euro, expiring 7/26/00        $685,824         $685,692          $132

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B24

                            HIGH YIELD BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 90.7%                                                                   PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 77.6%                                       -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.9%
  American Commercial Lines LLC, Sr. Notes..................    B1        10.25%    06/30/08     $   3,000   $  2,460,000
  BE Aerospace, Inc., Sr. Sub. Notes, AB....................    B1         9.50%    11/01/08         1,000        920,000
  Compass Aerospace Corp., Sr. Sub. Notes...................   Caa3      10.125%    04/15/05           750        112,500
  Continental Airlines, Inc., Sr. Notes.....................    Ba2        8.00%    12/15/05         1,850      1,711,546
  Delta Air Lines, Inc., Sr. Notes..........................   Baa3        8.30%    12/15/29           700        612,045
  Stellex Industries, Inc. Sr. Sub. Notes(d)................    B3         9.50%    11/01/07         4,000        800,000
  United Air Lines, Inc., Sr. Notes.........................   Baa3        9.75%    08/15/21           185        180,373
                                                                                                             ------------
                                                                                                                6,796,464
                                                                                                             ------------
AUTOMOTIVE PARTS -- 1.5%
  AM General Corp., Sr. Notes...............................    B3       12.875%    05/01/02         3,375      2,970,000
  Collins & Aikman Products, Sr. Sub. Notes.................    B2        11.50%    04/15/06           720        689,400
  Eagle Picher Holdings, Inc., Sr. Sub. Notes...............    B3        9.375%    03/01/08         1,750      1,470,000
  Hayes Lemmerz Int'l., Inc., Sr. Sub. Notes................    B2         8.25%    12/15/08           800        672,000
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B.........    B2        9.125%    07/15/07         1,000        897,187
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.........   Caa1       10.25%    12/15/07         2,000      1,680,000
  Tenneco Automotive, Inc., Sr. Sub. Notes..................    B2       11.625%    10/15/09         1,860      1,655,400
  United Rentals, Inc., Sr. Sub. Notes......................    B1         8.80%    08/15/08         1,370      1,198,750
                                                                                                             ------------
                                                                                                               11,232,737
                                                                                                             ------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.25%    05/15/04         1,235      1,217,821
  Sovereign Bancorp, Sr. Notes..............................    Ba3       6.625%    03/15/01           795        783,075
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.50%    11/15/06         1,265      1,265,000
                                                                                                             ------------
                                                                                                                3,265,896
                                                                                                             ------------
BROADCASTING & OTHER MEDIA -- 4.6%
  Ackerley Group, Inc., Sr. Sub. Notes, Ser. B .............    B2         9.00%    01/15/09         3,000      2,730,000
  Alliance Atlantis Communications, Inc., Sr. Sub. Notes ...    B2        13.00%    12/15/09         1,670      1,711,750
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
    Zero Coupon
    (until 12/15/02)........................................    B3        12.25%    12/15/08         3,000      1,920,000
  Capstar Broadcasting Partners, Inc., Sr. Sub. Notes.......    B1         9.25%    07/01/07           875        872,813
  Globo Communicacoes, Sr. Notes (Brazil)...................    B2        10.50%    12/20/06         1,300      1,131,000
  Imax Corp., Sr. Notes ....................................    Ba2       7.875%    12/01/05           325        300,625
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/01/03).................................   Caa1      11.625%    02/01/09           240        117,600
  Lin Holdings Corp., Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    B3        10.00%    03/01/08         1,950      1,282,125
  Mail-Well I Corp., Sr. Sub. Notes ........................    B1         8.75%    12/15/08         4,750      4,037,500
  Phoenix Color Corp., Sr. Sub. Notes ......................    B3       10.375%    02/01/09         4,000      3,590,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until
    08/01/02)...............................................    NR        11.75%    08/01/06         2,750      1,773,750
  Spectrasite Holdings, Inc., Sr. Sub. Notes................    B1         8.50%    05/15/09         1,900      1,021,250
  Spectrasite Holdings, Inc., Sr. Disc. Notes Zero Coupon
    (until 04/15/04)........................................    B3        11.25%    04/15/09           900        511,875
  Sullivan Graphics Inc., Sr. Sub. Notes ...................    Caa       12.75%    08/01/05         4,500      4,567,500
  Susquehanna Media Co., Sr. Sub. Notes ....................    B1         8.50%    05/15/09         1,800      1,710,000
  TV Azteca S.A. De CV, Sr. Notes, (Mexico).................    B1        10.50%    02/15/07         2,850      2,515,125
  XM Satellite Radio Holdings Inc., Sr. Notes...............    NR        14.00%    03/15/10         4,505      3,964,400
                                                                                                             ------------
                                                                                                               33,757,313
                                                                                                             ------------
BUILDING & RELATED INDUSTRIES -- 2.0%
  Ainsworth Lumber Ltd., Bonds, PIK.........................    B2        12.50%    07/15/07         4,625      4,625,000
  Building Materials Corp., Sr. Sub., Notes.................    Ba3        7.75%    07/15/05           265        218,625
  Collins & Aikman Floorcovering Sr. Sub. Notes.............    B3        10.00%    01/15/07           500        490,000
  Engle Homes, Inc., Sr. Notes..............................    B1         9.25%    02/01/08         2,300      1,932,000
  ICF Kaiser Int'l., Inc., Sr. Sub. Notes(d)................    B3        13.00%    12/31/03         4,450      2,047,000
  Lennar Corp., Sr. Notes...................................    Ba1        9.95%    05/01/10           345        340,688
  New Millenium Homes, Sr. Notes(d).........................    NR        13.50%    09/03/04         3,000      2,340,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B27

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
BUILDING & RELATED INDUSTRIES (CONT'D.)
  Nortek, Inc. Sr. Notes, Ser. B............................    B1        9.125%    09/01/07     $   2,770   $  2,562,250
  Webb (Del E.) Sr. Sub. Deb................................    B2        9.375%    05/01/09           425        355,937
                                                                                                             ------------
                                                                                                               14,911,500
                                                                                                             ------------
CABLE -- 7.6%
  Adelphia Communications Corp., Sr. Notes, PIK.............    B3         9.50%    02/15/04            43         39,784
  Adelphia Communications Corp., Sr. Notes..................    B2         9.25%    10/01/02         6,000      5,880,000
  Adelphia Communications Corp., Sr. Notes..................    B2        10.50%    07/15/04           500        500,000
  Avalon Cable Holdings Sr. Disc. Notes Zero Coupon (until
    12/01/03)...............................................    Caa      11.875%    12/01/08         6,000      3,900,000
  Century Communications Corp., Sr. Notes...................    B1         9.50%    03/01/05         8,500      8,138,750
  Charter Communications Holdings LLC, Sr. Notes............    B2        8.625%    04/01/04         4,855      2,755,212
  Classic Cable Inc., Sr. Sub. Notes........................    B3        10.50%    03/01/10         1,390      1,278,800
  Classic Cable, Inc., Sr. Sub. Notes.......................    B3        9.375%    08/01/09         1,095        952,650
  Coaxial Communications, Inc. Sr. Notes....................    B3        10.00%    08/15/06         1,250      1,193,750
  Diamond Cable Communications, Sr. Disc. Notes Zero Coupon
    (until 02/15/02) (United Kingdom).......................    B3         6.75%    02/15/07         4,000      3,080,000
  International Cabletel, Inc. Sr. Disc. Notes..............    B3        12.75%    04/15/05         6,100      6,237,250
  Mediacom LLC., Sr. Notes..................................    Ba2       7.875%    02/15/11         2,000      1,750,000
  Multicanal S.A., Bonds....................................    Ba3      13.125%    04/15/09         2,400(e)    2,304,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 10/01/03) .......    B3       12.375%    10/01/08         3,750      2,418,750
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03)........    B3         9.75%    04/01/08         2,000      1,240,000
  Northeast Optic Sr. Notes.................................    NR        12.75%    08/15/08         2,005      1,864,650
  Rogers Cablesystems Ltd. Gtd. Notes.......................    B2        11.00%    12/01/15           235        253,800
  Scott Cable Communications, Inc. Jr. Sub., PIK............    NR        16.00%    07/18/02           108         32,400
  Star Choice Communications, Sr. Sec'd. Notes (Canada).....    B3        13.00%    12/15/05         3,000      3,075,000
  Telewest Communications PLC, Sr. Disc. Deb., Zero Coupon
    (until 2/01/05) (United Kingdom)........................    B1         9.25%     02/1/10         3,570      1,953,500
  United International Holdings, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................    B3        10.75%    02/15/08         4,750      3,313,125
  United Pan Europe Communications, Sr. Disc. Notes.........    B2        11.25%    11/01/09         4,125      3,568,125
                                                                                                             ------------
                                                                                                               55,729,546
                                                                                                             ------------
CHEMICALS -- 1.8%
  Avecia Group Plc, Sr. Notes...............................    B2        11.00%    07/01/09         2,595      2,543,100
  Huntsman ICI Chemical, Sr. Sub Notes......................    B2        10.13%     07/1/09         3,265      3,281,325
  Lyondell Chemical Co. Sr. Sub Notes.......................    Ba3      10.875%    05/01/09         2,625      2,605,312
  NL Industries, Inc., Sr. Notes............................    B1        11.75%    10/15/03           885        902,700
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3       12.375%    07/15/06           690        707,250
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3        11.75%    08/15/06         2,630      2,130,300
  Texas Petrochemicals Corp., Sr. Sub Notes.................    B3       11.125%    07/01/06         1,460      1,219,100
                                                                                                             ------------
                                                                                                               13,389,087
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.8%
  Consumers International, Inc., Sr. Notes..................    B3        10.25%    04/01/05         3,125      1,593,750
  Electronic Retailing Systems Int'l., Sr. Disc. Notes (b)
    (cost $1,868,753; purchased 2/29/00)....................    NR        13.25%    02/01/04         2,000        420,000
  Radnor Holdings, Inc., Sr. Notes..........................    B2        10.00%    12/01/03         1,750      1,526,875
  Windmere-Durable Holdings, Inc., Sr. Notes................    B3        10.00%    07/31/08         2,000      1,960,000
                                                                                                             ------------
                                                                                                                5,500,625
                                                                                                             ------------
CONTAINERS -- 2.5%
  Ball Corp., Sr. Sub. Notes ...............................    B2         8.25%    08/01/08           500        468,125
  Gaylord Container Corp. Sr. Notes ........................     B         9.75%    06/15/07         2,100      1,638,000
  Owens Illinois Inc. Sr. Deb Notes ........................    Ba1        7.50%    05/15/10           340        294,868
  Owens-Illinois, Inc., Sr., Notes..........................    Ba1        7.85%    05/15/04         2,000      1,914,660
  Packaged Ice, Inc. Sr. Notes..............................    B3         9.75%    02/01/05         3,130      2,597,900
  Silgan Holdings Inc. Sr. Sub Notes........................    NR        13.25%    07/15/06         3,149      3,369,430
  Stone Container Corp., Sr. Sub Notes .....................    B2        11.50%    08/15/06           555        571,650

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B28

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
CONTAINERS (CONT'D.)
  Stone Container Corp., Sr. Sub Notes......................    B2        10.75%    10/01/02     $     490   $    494,900
  Stone Container Corp., Sr. Sub. Notes.....................    B2        12.58%    08/01/16           250        260,000
  Stone Container Corp., Sr. Sub. Notes ....................    B3        12.25%    04/01/02         6,800      6,851,000
                                                                                                             ------------
                                                                                                               18,460,533
                                                                                                             ------------
DRUGS & HEALTH CARE -- 3.9%
  Abbey Healthcare Group, Inc. Sr. Notes....................    B3         9.50%    11/01/02         1,890      1,833,300
  BIO Rad Laboratories, Inc., Sr. Sub Notes ................    B2       11.625%    02/15/07         1,070      1,103,438
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        8.36%    04/15/24         2,000      1,770,000
  Columbia/HCA Healthcare Corp. Sr. Notes...................    Ba2        7.50%    11/15/95         2,570      1,959,625
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        6.63%    07/15/45         1,000        952,210
  Concentra Operating Corp., Sr. Sub. Notes.................    B3        13.00%    08/15/09         1,936      1,635,075
  Dade Int'l., Inc. Sr. Sub Notes...........................    B2       11.125%    05/01/06         3,845      2,114,750
  Fresnius Medical Care, Sr. Notes..........................    NR        7.875%    02/01/08         2,250      2,013,750
  Harborside Healthcare Corp., Sr. Sub Disc. Notes Zero
    Coupon
    (until 08/01/03)........................................    B3        11.00%    08/01/08         2,500        500,000
  Healthsouth Corp., Sr. Notes..............................   Baa3       6.875%    06/15/05         1,905      1,652,949
  ICN Pharmaceuticals, Inc. Sr. Sub. Notes..................    Ba3       6.875%    11/15/08         3,250      3,152,500
  Integrated Health Svcs., Inc. Sr. Sub. Notes(d)...........     C         9.25%    01/15/08         3,250         65,000
  Lifepoint Hospitals Holdings, Inc. Sr. Sub. Notes.........    B3        10.75%    05/15/09           675        693,563
  Magellan Health Services, Inc. Sr. Sub. Notes.............   Caa1        9.00%    02/15/08         7,000      3,570,000
  Mariner Post Acute Network, Inc. Sr. Sub Disc. Notes(d)
    Zero Coupon
    (until 11/01/02)........................................     C        10.50%    11/01/07         5,520         34,500
  Team Health Inc., Sr. Sub. Notes..........................    B3        12.00%    03/15/09         3,250(e)    2,713,750
  Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B............    Ba3       8.125%    12/01/08           430        392,375
  Triad Hospitals Holding Sr. Sub. Notes....................    B3        11.00%    05/15/09         2,555      2,615,681
                                                                                                             ------------
                                                                                                               28,772,466
                                                                                                             ------------
ENERGY -- 3.7%
  Applied Power, Inc., Sr. Sub. Notes.......................    B1         8.75%    04/01/09         1,450      1,500,750
  CMS Energy Corp. Sr. Notes................................    Ba3        7.50%    01/15/09         1,125      1,009,687
  DI Industries, Inc. Sr. Notes.............................    B1        8.875%    07/01/07         2,020      1,908,900
  Eott Energy Partners LP, Sr. Notes........................    Ba2       11.00%    10/01/09           710        720,650
  Gothic Production Corp., Sr. Notes........................    B3       11.125%    05/01/05         1,045        982,300
  Great Lakes Carbon Corp. Sr. Sub. Notes...................    B3        10.25%    05/15/08         2,000      1,600,000
  Key Energy Group, Inc. Ser. D.............................    NR         5.00%    09/15/04         3,500      2,756,250
  Parker Drilling Co., Sr. Notes, Ser. D....................    B1         9.75%    11/15/06         3,005      2,987,337
  RBF Finance Co., Sr. Sec'd. Notes.........................    Ba3      11.375%    03/15/09         2,600      2,808,000
  RBF Finance Co., Sr. Sec'd Notes dates: 08/23/99 through
    10/06/99)...............................................    Ba3       11.00%    03/15/06         2,410      2,584,725
  R & B Falcon Corp., Sr. Notes.............................    Ba3       12.25%    03/15/06           935      1,023,825
  Seven Seas Petroleum, Inc. Sr. Sub. Notes, Ser. B.........   Caa1       12.50%    05/15/05         1,500        375,000
  Tesoro Petroleum Corp. Sr. Sub Notes......................    B1         9.00%    07/01/08         3,000      2,857,500
  Universal Compression Holdings, Sr. Disc. Notes Zero
    Coupon (until 02/15/03).................................    B2        9.875%    02/15/08         1,750      1,251,250
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands).....    Ba3       12.00%    10/30/07         3,000      2,940,000
                                                                                                             ------------
                                                                                                               27,306,174
                                                                                                             ------------
ENTERTAINMENT -- 1.1%
  Alliance Atlantis Sr. Sub Notes...........................    NR        13.00%    12/15/09         1,000      1,025,000
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.45%    02/01/06         1,220      1,051,445
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.70%    11/15/96         1,680      1,540,341
  Harrahs Entertainment, Inc. Sr. Sub. Gtd., Notes..........    Ba2       7.875%    12/15/05           250        235,000
  Park Place Entertainment Corp. Sr. Sub. Notes.............    Ba2       9.375%    02/15/07           485        485,000
  SFX Entertainment Inc. Sr. Sub. Notes.....................    B3        9.125%    12/01/08         3,500      3,535,000
  TVN Entertainment Corp. Sr. Notes.........................    NR        14.00%    08/01/08         1,135        454,000
                                                                                                             ------------
                                                                                                                8,325,786
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B29

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
FINANCIAL SERVICES -- 1.4%
  AmeriCredit Corp., Sr. Notes..............................    B1         9.25%    02/01/04     $   1,350(e) $  1,309,500
  AmeriCredit Corp., Sr. Notes..............................    B1        9.875%    04/15/06         3,000      2,940,000
  Calair Capital Corp., Sr. Notes...........................    Ba2       8.125%    04/01/08           400        344,000
  Delta Financial Corp., Sr. Notes..........................   Caa2        9.50%    08/01/04         1,075        483,750
  Hanvit Bank, Sr. Sub Notes................................    B1        12.75%    03/01/10         2,000      1,980,000
  Metris Companies, Inc., Gtd. Notes........................    Ba3      10.125%    07/15/06         3,000      2,850,000
                                                                                                             ------------
                                                                                                                9,907,250
                                                                                                             ------------
FOOD & BEVERAGE -- 3.0%
  Advantica Restaurant Group, Inc. Sr. Notes ...............    B3        11.25%    01/15/08         4,342      2,909,455
  Agrilink Foods, Inc. Sr., Gtd. Notes......................    B3       11.875%    11/01/08         2,260      1,808,000
  Ameriking, Inc. Sr. Notes.................................    B3        10.75%    12/01/06         1,000        830,000
  Aurora Foods, Inc. Sr. Sub. Notes.........................   Caa1       9.875%    02/15/07         1,310        759,800
  Carrols Corp. Sr. Notes ..................................    B2         9.50%    12/01/08         2,885      2,394,550
  CKE Restaurants, Inc., Gtd. Notes.........................    B1        9.125%    05/01/09         2,250      1,552,500
  Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
    12/15/02)...............................................   Caa1       12.50%    12/15/07           456        344,280
  Fresh Foods, Inc., Bonds..................................    B3        10.75%    06/01/06         2,300      1,426,000
  Grupo Azucarero, Sr. Notes (Mexico)(d)....................    B3        11.50%    01/15/05         2,900        783,000
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b) (cost
    $284,644, purchased 02/25/99)...........................    NR        11.00%    09/17/03           285        289,626
  Pilgrim's Pride Corp. Sr. Sub Notes.......................    B1       10.875%    08/01/03         1,919      1,933,393
  Purina Mills, Inc. Sr. Sub. Notes(b)(d)
    (cost $3,489,680; purchased 01/07/99 and 01/08/99)......    Ca         9.00%    03/15/10         3,500      1,015,000
  Sbarro, Inc., Sr. Notes...................................    Ba3       11.00%    09/15/09         1,260      1,282,050
  SFC New Holdings, Inc. Sr. Notes, PIK.....................    Ba3       11.25%    08/15/01         2,096      2,033,120
  SFC Sub, Inc. Deb Notes, Zero Coupon (until 06/15/05).....    NR        11.00%    12/15/09           465        470,000
  Stater Brothers Holdings, Sr. Notes.......................    B2        10.75%    08/15/06         2,020      1,777,600
  Vlasic Foods Int'l, Inc., Sr. Sub Notes...................   Caa1       10.25%    07/01/09         1,875        693,750
                                                                                                             ------------
                                                                                                               22,302,124
                                                                                                             ------------
GAMING -- 2.8%
  Alliance Gaming Corp., Sr. Sub. Notes, Ser. B.............   Caa1       10.00%    08/01/07         1,350        526,500
  Aztar Corp., Sr. Sub. Notes...............................    B2        8.875%    05/15/07         1,250      1,168,750
  Boyd Gaming Corp., Sr. Sub. Notes.........................    B1         9.50%    07/15/07         1,085      1,041,600
  Casino Magic Corp., First Mtge. Bonds.....................    B1        13.00%    08/15/03         3,750      3,993,750
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes..............    B3         9.50%    04/01/09           600        573,000
  Fitzgeralds Gaming Corp., Sr. Notes(d) (b) (cost
    $2,271,503; purchased 12/22/97).........................    B3        12.25%    12/15/04         2,375      1,306,250
  Hollywood Park, Inc. Sr. Sub Notes........................    B2         9.25%    02/15/07         3,500      3,491,250
  Harveys Casino Resorts Sr. Sub. Notes.....................    B2       10.625%    06/01/06         2,960      3,019,200
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1       10.125%    03/15/06           260        261,300
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1        9.875%    07/01/10         1,605      1,613,025
  Trump Atlantic City Assoc., First Mtge. Notes.............    B3        11.25%    05/01/06           630        441,000
  Venetian Casino Resort LLC, Gtd. Notes....................    NR        12.25%    11/15/04         2,880      2,908,800
                                                                                                             ------------
                                                                                                               20,344,425
                                                                                                             ------------
INDUSTRIAL -- 1.4%
  International Wireless Group, Inc. Sr. Sub Notes..........    NR        11.75%    06/01/05           700        703,500
  International Wireless Group, Inc. Sr. Sub Notes(c).......    B3        11.75%    06/01/05         3,000      3,015,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub Notes...........    NR         9.88%    02/15/02           250        240,000
  Motors & Gears, Inc., Sr. Notes...........................    B3        10.75%    11/15/06         3,500      3,395,000
  Neenah Corp. Sr. Sub Notes................................    B3       11.125%    05/01/07           250        191,250
  Thermadyne Holdings Sr. Disc. Notes Zero Coupon (until
    06/01/03)...............................................   Caa1       12.50%    06/01/08         2,375        855,000
  Thermadyne Manufacturing Sr. Sub. Notes...................    B3        9.875%    06/01/08         2,500      1,925,000
                                                                                                             ------------
                                                                                                               10,324,750
                                                                                                             ------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes...............    B3        9.875%    10/15/07         3,855      3,527,325

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B30

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
LEISURE (CONT'D.)
  ITT Corp. Sr. Sub. Notes, Ser. B..........................    Ba1       7.375%    11/15/15     $   1,250   $  1,035,700
  Premier Parks, Inc. Sr. Notes.............................    B3         9.75%    06/15/07         2,000      1,925,000
                                                                                                             ------------
                                                                                                                6,488,025
                                                                                                             ------------
LODGING -- 0.4%
  Hilton Hotels, Sr. Notes..................................   Baa1        7.50%    12/15/17           285        240,115
  HMH Properties, Inc. Sr. Notes Ser. C ....................    Ba2        8.45%    12/01/08         3,350      3,082,000
                                                                                                             ------------
                                                                                                                3,322,115
                                                                                                             ------------
MANUFACTURING -- 1.0%
  Corning Consumer Prod. Co. Sr. Sub Notes..................    B3        9.625%    05/01/08         4,250      2,826,250
  Gentek, Inc. Sr. Sub Notes................................    B2        11.00%    08/01/09         1,620      1,644,300
  Polymer Group Inc., Sr. Sub Notes, Ser. B ................    B2         9.00%    07/01/07           570        484,500
  Polymer Group, Inc., Sr. Sub Notes, Ser. B ...............    B2         8.75%    03/01/08           855        718,200
  Venture Holdings, Inc., Sr. Notes, Ser. B ................    B2         9.50%    07/01/05         2,270      1,657,100
                                                                                                             ------------
                                                                                                                7,330,350
                                                                                                             ------------
MISCELLANEOUS -- 0.9%
  Continental Global Group, Inc., Sr. Notes ................    B3        11.00%    04/01/07         2,320        580,000
  Intersil Corp., Sr. Sub Notes.............................    B3        13.25%    08/15/09           909      1,027,170
  It Group, Inc., Sr. Sub Notes ............................    B3        11.25%    04/01/09         2,080      1,872,000
  La Petite Academy, Inc., Sr. Notes .......................    B3        10.00%    05/15/08         1,250        737,500
  MSX International, Inc., Gtd. Notes.......................    B3        11.38%    01/15/08         1,750      1,653,750
  Sun World International, Gtd. Notes ......................    B2        11.25%    04/15/04           270        251,100
  USEC, Inc., Sr. Notes.....................................    Ba1        6.75%    01/20/09         1,000        692,300
                                                                                                             ------------
                                                                                                                6,813,820
                                                                                                             ------------
OIL & GAS -- 2.2%
  Canadian First Oil, Ltd., Sr. Sub Notes ..................    B2         8.75%    09/15/07         1,610      1,513,400
  Clark USA, Inc., Sr. Notes................................    B3       10.875%    12/01/05         1,250        687,500
  Comstock Resources, Inc., Sr. Notes ......................    B2        11.25%    05/01/07         4,500      4,556,250
  Houston Exploration Co., Sr. Sub Notes....................    B2        8.625%    01/01/08           815        757,950
  Leviathan Gas, Sr. Sub. Notes.............................    Ba2      10.375%    06/01/09         2,000      2,035,000
  Plains Resources, Inc., Sr. Sub. Notes ...................    B2        10.25%    03/15/06           870        863,475
  Snyder Oil Corp., Sr. Notes...............................    Ba3        8.75%    06/15/07         1,000        990,000
  Swift Energy Co., Sr. Sub. Notes .........................    B2        10.25%    08/01/09         2,015      2,035,150
  Vintage Petroleum, Inc., Sr. Sub Notes ...................    B1         9.75%    06/30/09         3,125      3,156,250
                                                                                                             ------------
                                                                                                               16,594,975
                                                                                                             ------------
PAPER & PACKAGING -- 2.3%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
    07/01/03)...............................................   Caa1       13.50%    07/01/09         6,000        300,000
  APP International, Sr. Sec'd Notes........................    Ba3       11.75%    10/01/05         1,296        828,800
  APP Int'l., Gtd. Notes ...................................    B3        11.75%    10/01/05         2,600      1,820,000
  Doman Industries Ltd., Sr. Notes .........................   Caa1        9.25%    11/15/07           270        199,800
  Doman Industries Ltd., Sr. Notes .........................   Caa1        8.75%    03/15/04         2,915      2,244,550
  Graham Packaging, Sr. Disc. Notes Zero Coupon (until
    01/15/03) ..............................................    Caa       10.75%    01/15/09         1,100        616,000
  Maxxam Group, Inc., Sr. Notes.............................    B3        12.00%    08/01/03         4,300      3,956,000
  Repap New Brunswick, Inc. Sr. Sec'd Notes ................    B3       10.625%    04/15/05         4,805(e)    4,228,400
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3        10.25%    04/01/06           495(e)      470,250
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3       10.625%    08/01/07           455        443,625
  Riverwood Int'l., Corp., Gtd. Notes ......................    Caa      10.875%    04/01/08           455        395,850
  Sligan Holdings, Inc. Sub. Debs. PIK......................    NR        13.25%    07/15/06         1,250      1,185,250
                                                                                                             ------------
                                                                                                               16,688,525
                                                                                                             ------------
REAL ESTATE -- 0.6%
  CB Richards Ellis Svcs., Inc. Sr. Sub Notes ..............    B1        8.875%    06/01/06         1,600      1,370,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B31

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
REAL ESTATE (CONT'D.)
  Intrawest Corp., Sr. Notes................................    B1        10.50%    02/01/10     $   1,275   $  1,300,500
  Saul B F Real Estate Investment Trust Sr. Sec'd Note......    NR         9.75%    04/01/08         1,750      1,518,125
                                                                                                             ------------
                                                                                                                4,188,625
                                                                                                             ------------
RETAIL -- 2.5%
  Big 5 Holdings Corp. Sr. Disc Notes, Zero Coupon (until
    11/30/02) ..............................................    NR        13.45%    11/30/08         1,500        735,000
  Duane Reade, Inc., Sr. Sub Notes .........................    B3         9.25%    02/15/08           270        244,013
  Franks Nursery & Crafts, Sr. Sub. Notes ..................   Caa1       10.25%    03/01/08         2,100        756,000
  French Fragrances, Inc., Sr. Notes, Ser. B ...............    B2       10.375%    05/15/07           470        453,550
  Kasper A.S.L Ltd., Sr. Notes..............................    NR        13.00%    03/31/04         7,171      4,876,280
  Musicland Group, Inc., Gtd. Notes.........................    B3         9.88%    03/15/08         4,600      4,186,000
  Phar-Mor, Inc., Sr. Notes ................................    B3        11.72%    09/11/02         3,429      2,777,490
  Phillips Van Heusen Corp., Sr. Sub. Notes.................    B1         9.50%    05/01/08         1,250      1,137,500
  Specialty Retailers, Inc., Gtd. Notes(d)..................    Ca         8.50%    07/15/05         1,615         80,750
  TNP Enterprises, Inc., Sr. Notes..........................    Ba3       10.25%    04/01/10         3,000      3,082,500
                                                                                                             ------------
                                                                                                               18,329,083
                                                                                                             ------------
STEEL & METALS -- 1.9%
  Alaska Steel Corp., Gtd. Notes............................    Ba2       7.875%    02/15/09           500        443,750
  Algoma Steel, Inc., First Mtge. Notes.....................    B2       12.375%    07/15/05         1,765      1,535,550
  Golden Northwest Alum., Inc., First Mtge. Notes...........    B2         9.00%    07/01/07           570        410,850
  Kaiser Aluminum & Chemical Corp. Sr. Sub Notes............    B3        12.75%    02/01/03         4,000      3,670,000
  LTV Corp. Sr. Notes.......................................    Ba3       11.75%    11/15/09         1,450      1,232,500
  National Steel Corp. Gtd. Sec'd First Mtge. Notes.........    Ba3       9.875%    03/01/09           340        289,000
  Renco Steel Holdings, Sr. Notes...........................    NR       10.875%    02/01/05           500        410,000
  Sheffield Steel Corp., First Mtge. Notes..................    NR        11.50%    12/01/05         3,500      2,450,000
  Wheeling-Pittsburgh Corp., Sr. Notes......................    B2         9.25%    11/15/07         2,600      1,690,000
  WHX Corp., Sr. Notes......................................    B3        10.50%    04/15/05         3,015      2,261,250
                                                                                                             ------------
                                                                                                               14,392,900
                                                                                                             ------------
SUPERMARKETS -- 1.1%
  Homeland Stores, Inc., Sr. Notes..........................    NR        10.00%    08/01/03         4,260      2,896,800
  Pantry, Inc., Sr. Notes...................................    B3        10.25%    10/15/07         2,615      2,471,175
  Pathmark Stores, Inc. Sr. Sub Notes(d)....................    B3        9.625%    05/01/03         4,215      2,950,500
                                                                                                             ------------
                                                                                                                8,318,475
                                                                                                             ------------
TECHNOLOGY -- 0.8%
  Ampex Corp., Sr. Notes....................................    NR        12.00%    03/15/03         5,000      5,025,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until
    11/15/02)...............................................    NR        12.50%    11/15/07         1,000        660,000
                                                                                                             ------------
                                                                                                                5,685,000
                                                                                                             ------------
TEXTILES -- 1.4%
  Burlington Inds., Inc. Sr. Notes..........................    Ba2        7.25%    08/01/27         1,000        660,000
  Cluett American Corp., Sr. Sub Notes .....................    B3       10.125%    05/15/08         3,060      2,264,400
  Foamex L.P., Sr. Sub Notes ...............................    B3        9.875%    06/15/07         2,950      2,212,500
  Simmons Co. Sr. Sub Notes, Ser. B.........................    B3        10.25%    03/15/09         4,000      3,500,000
  Steel Heddle Manufacturing Co., Sr. Sub. Notes............   Caa1      10.625%    06/01/06         2,000        700,000
  Worldtex, Inc. Sr. Notes, Ser. B .........................    B1        9.625%    12/15/07         1,900        712,500
                                                                                                             ------------
                                                                                                               10,049,400
                                                                                                             ------------
TELECOMMUNICATIONS -- 20%
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Zero
    Coupon
    (until 02/15/03)........................................    NR        11.75%    02/15/08         3,300      2,392,500
  Allegiance Telecommunications, Inc., Sr. Notes............    NR       12.875%    05/15/08         1,750      1,890,000
  Birch Telecommunications, Inc., Sr. Notes.................    NR        14.00%    06/15/08         2,500      2,425,000
  Caprock Communications, Sr. Notes.........................    Caa       12.00%    07/15/08         1,500      1,395,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/02)(b) (cost $2,566,560; purchased
    01/26/99)...............................................    NR        14.00%    10/01/07         3,680        257,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B32

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  Charter Communications Int'l., Sr. Notes..................    B2        10.25%    01/15/10     $   2,235   $  2,156,775
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    01/15/10         4,000      2,270,000
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    04/01/09         1,000        972,500
  DTI Holdings, Inc. Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    NR        12.50%    03/01/08         1,000        421,250
  Exodus Communications, Inc. Sr. Notes.....................    NR        10.75%    12/15/09         1,680      1,621,200
  Exodus Communications, Inc. Sr. Notes.....................    NR       11.625%    07/15/10         4,280      4,301,400
  Fairpoint Commerce Sr. Sub Notes..........................    B3        12.50%    05/01/10         2,120      2,141,200
  Focal Communications Corp. Sr. Notes......................    B3       11.875%    01/15/10           650        654,875
  Geotek Communications, Inc., Sr. Disc. Notes(d)...........    Ca        15.00%    07/15/05         5,000      2,391,360
  Global Crossing Holdings, Ltd. Sr. Notes..................    Ba2        9.13%    11/15/06         3,520      3,381,750
  Globix Corp., Sr. Notes...................................    NR        12.50%    02/01/10         3,400      2,805,000
  GT Group Telecom Inc. Sr. Notes...........................   Caa1       13.25%    02/01/05         6,725      3,698,750
  Hyperion Telecommunications Inc., Sr. Disc Notes..........    B3        13.00%    04/15/03         2,205      2,028,600
  Hyperion Telecommunications, Inc. Sr. Sec'd...............    B3        12.25%    09/01/04         1,150      1,167,250
  Impsat Corp. Gtd. Sr. Notes...............................    B2       12.125%    07/15/03         2,235      1,989,150
  Impsat Corp. Sr. Notes....................................    B3       12.375%    06/15/08         3,000      2,370,000
  IPC Information Systems, Inc. Sr. Disc. Notes, Zero Coupon
    (until 05/01/01)........................................    B3       10.875%    05/01/08         2,250      2,030,625
  KMC Telecom Holdings Inc. Sr. Notes.......................    NR        13.50%    05/15/09         1,985      1,707,100
  Level 3 Communications, Inc. Sr. Disc Notes, Zero Coupon
    (until 12/01/03) .......................................    B3        10.50%    12/01/08         4,760      2,903,600
  Level 3 Communications, Inc. Sr. Notes....................    NR        10.50%    03/15/05        25,000     13,750,000
  Level 3 Communications, Inc. Sr. Notes....................    B3        11.00%    03/15/08           615        608,850
  Mcleodusa, Inc., Sr. Sub Notes Zero Coupon (until
    03/01/02)...............................................    B1        10.50%    03/01/07         2,765      2,231,625
  McLeodusa, Inc., Sr. Sub Notes............................    B1        8.375%    03/15/08           150        136,500
  Mcleodusa, Inc., Sr. Sub Notes............................    B1        8.125%    02/15/09           200        180,000
  Metromedia Fiber Network, Inc., Sr. Notes ................    B2        10.00%    12/15/09         1,645      1,628,550
  Microcell Telecommunications, Zero Coupon (until
    06/01/04)...............................................    B3        12.00%    06/01/09         5,500      3,616,250
  Millicom International Cellular S.A Sr. Sub Disc. Notes...    B3        12.00%    06/30/01         4,245      3,650,700
  Netia Holdings Sr. Disc. Notes Zero Coupon (until
    11/01/01)...............................................    B2        11.25%    11/01/07         3,480      2,340,300
  Netia Holdings Sr. Notes..................................    B2        10.25%    11/01/07         2,350      1,938,750
  Nextel Communications, Inc. Sr. Sub Notes.................    B1        9.375%    11/15/09         5,065      4,862,400
  Nextel Communications, Inc. Sr. Sub Notes, Zero Coupon
    (until 09/15/02)........................................    B1        10.65%    09/15/07        11,515      9,039,275
  Nextel Partners, Inc. Sr. Disc. Notes, Zero Coupon (until
    02/01/04)...............................................    B3        14.00%    02/01/09         1,661      1,137,785
  Nextlink Communications, Inc. Sr. Disc. Notes.............    B2        10.75%    06/01/09         2,340      2,316,600
  Nextlink Communications Inc. Sr. Notes ...................    B2        10.50%    12/01/09         2,140      2,097,200
  Price Communications Wireless, Inc. Sr. Sub Notes.........    B2        11.75%    07/15/07         1,750      1,876,875
  Primus Telecommunications Group, Sr. Notes ...............    B3        12.75%    10/15/09         2,465      1,972,000
  PSINet, Inc. Sr. Notes....................................    B3        11.00%    08/01/09         5,345      4,944,125
  PTC Int'l. Corp., Gtd. Notes, Zero Coupon (until
    07/01/02)...............................................    B2        10.75%    07/01/07         1,250        887,500
  RCN Corp. Sr. Notes.......................................    B3        10.00%    10/05/07            17        435,765
  RCN Corp. Sr. Notes ......................................    B3       10.125%    01/15/10         1,235      1,037,400
  RSL Communications Plc, Sec'd Notes.......................    B2        12.00%    11/01/08         1,000        730,000
  RSL Communications Plc, Sr. Notes.........................    B2        12.25%    11/15/06         1,500      1,230,000
  SF Holdings Group, Inc. Sr. Notes.........................    NR        10.25%    08/15/03            22        242,275
  Telegroup Inc. Sr. Disc Notes(d) .........................    NR        10.50%    11/01/04         4,000      2,140,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until
    05/15/04)...............................................    B3        12.75%    05/15/09         4,000      2,640,000
  US Unwired Inc. Sr. Disc. Notes, Zero Coupon (until
    11/01/04)...............................................   Caa1      13.375%    11/01/09         7,340      3,981,950
  US Xchange LLC. Sr. Notes.................................    NR        15.00%    07/01/08         2,250      2,452,500
  Verio, Inc. Sr. Notes.....................................    B3        11.25%    12/01/08           210        235,725
  Versatel Telecom Sr. Notes................................   Caa1      11.875%    07/15/09           625        615,625
  Versatel Telecom Sr. Notes................................   Caa1       13.25%    05/15/08         2,000      2,040,000
  Viasystems, Inc., Sr. Sub. Notes..........................    B3         9.75%    06/01/07         3,705      3,223,350
  Viatel, Inc. Sr. Disc. Notes Zero Coupon (until
    04/15/03)...............................................    NR        12.50%    04/15/08         1,100        506,000
  Viatel, Inc. Sr. Notes ...................................   Caa1       11.25%    04/15/08         1,500      1,125,000
  Viatel, Inc., Sr. Notes ..................................    B3        11.50%    03/15/09         2,401      1,824,760
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       11.875%    11/15/09        10,515      6,992,475
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       10.375%    11/15/09         1,840      1,922,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B33

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  WamNet, Inc., Sr. Disc Notes, Zero Coupon (until
    03/01/02)...............................................    NR        13.25%    03/01/05     $     500   $    280,000
  Williams Communications Group, Inc., Sr. Notes............    B2       10.875%    10/01/09         5,080      4,978,400
                                                                                                             ------------
                                                                                                              147,221,795
                                                                                                             ------------
TRANSPORTATION -- 0.2%
  Holt Group, Inc. Sr. Notes ...............................   Caa3        9.75%    01/15/06           800         80,000
  Kitty Hawk, Inc. Sr. Notes(d).............................    B1         9.95%    11/15/04         2,000        800,000
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/15/05            83         59,389
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/04/05         1,305        874,115
                                                                                                             ------------
                                                                                                                1,813,504
                                                                                                             ------------
UTILITIES -- 0.7%
  AES Corp., Sr. Sub Notes..................................    Ba1        9.50%    06/01/09         5,000      4,900,000
  AES Corp., Sr. Sub. Notes.................................    Ba1       8.875%    11/01/27            50         41,000
                                                                                                             ------------
                                                                                                                4,941,000
                                                                                                             ------------
WASTE MANAGEMENT -- 1.3%
  Allied Waste of North America, Inc., Sr. Sub Notes .......    Ba3       10.00%    08/01/09         1,310      1,100,400
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.875%    01/01/09         4,560      3,876,000
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.625%    01/01/06         3,250      2,843,750
  GNI Group, Inc. Sr. Notes.................................   Caa3      10.875%    07/15/05         4,000        800,000
  Waste Management, Inc., Sr. Notes(b) (cost $912,342;
    purchased 2/29/00)......................................    Ba1       6.375%    12/01/03         1,000        925,710
                                                                                                             ------------
                                                                                                                9,545,860
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $669,502,566).....................................................................................    572,050,128
                                                                                                             ------------

CONVERTIBLE BONDS -- 0.4%
OIL/GAS
  Key Energy Group, Inc. (cost $2,759,048)..................    NR         5.00%    09/15/04         3,500      2,756,250
                                                                                                             ------------
                                                                                                  SHARES
                    COMMON STOCK -- 5.1%                                                         ---------
  Callahan Nordrhein Westfalen..............................                                        11,500      7,743,125
  CD Radio, Inc.............................................                                         4,245      2,377,200
  Classic Communications, Inc.(a)...........................                                         6,000         51,000
  Dr. Pepper Bottling Holdings, Inc. (Class B)(a)(b) (cost
    $5,226; purchased 10/21/88).............................                                         5,807        145,175
  Federal Mogul Corp. ......................................                                         2,475      1,737,250
  Flextronics International Ltd.............................                                         3,000      3,030,000
  Fox Family Worldwide, Inc.................................                                           425        380,375
  Intermediate Act Operating Co., Inc. .....................                                         2,354      1,082,840
  Lodgian Financing Corp....................................                                           400        312,000
  Maxcom Telecommunications.................................                                           245        215,600
  Mcleodusa, Inc., (b) (cost 130,705; purchased at
    06/26/00)...............................................                                            16        336,039
  Midland Funding Corp. ....................................                                           170        190,301
  Norampac Inc. ............................................                                           350        337,750
  Orion Power Holdings Inc..................................                                         4,900      5,047,000
  Packaging Resources, Inc.(a)..............................                                         2,251        900,526
  Premier Cruises, Ltd. (a)(b) (cost $0; purchased
    09/15/99)...............................................                                        74,058        203,660
  Samuels Jewelers Inc.(a) .................................                                            38        168,750
  South Carolina Holding Corp. .............................                                         1,596      1,703,730
  Star Gas Partners L. P....................................                                         2,561         39,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B34

JUNE 30, 2000 (UNAUDITED)

                                                                                                                VALUE
                                                                                                  SHARES       (NOTE 2)
                  COMMON STOCK (CONTINUED)                                                       ---------   ------------
  United Pan Europe Commerce................................                                        13,495   $  8,252,550
  Waste Systems International, Inc.(a)(b) (cost $1,970,169;
    purchased 02/01/99).....................................                                           503        880,864
  YankeeNets LLC(b) (cost $2,100,000; purchased 03/09/00)...                                         2,100      2,021,250
                                                                                                             ------------
TOTAL COMMON STOCKS
  (cost $42,333,756)......................................................................................     37,156,360
                                                                                                             ------------
                  PREFERRED STOCKS -- 6.7%
  Adelphia Communications, Inc., PIK........................                                        65,250      6,851,250
  AmeriKing, Inc., Sr. Notes PIK............................                                        27,505        220,040
  California Federal Bancorp, Inc. .........................                                       100,000      2,118,750
  CSC Holdings, Inc., PIK...................................                                        38,533      4,055,566
  Century Maintenance Supplies, PIK.........................                                        48,369      3,627,675
  Clark USA, Inc., PIK......................................                                           626        125,250
  Cluett American Corp., PIK................................                                        44,746        907,105
  Contour Energy Co.(a).....................................                                        38,400        254,400
  Dobson Communications, PIK................................                                         4,833      4,978,614
  Eagle-Picher Holdings, Inc.(a)............................                                           170        510,000
  Fitzgeralds Gaming, Inc.(a)...............................                                        50,000         50,000
  Geneva Steel, Inc.(a).....................................                                        22,000          2,200
  Global Crossing Holdings, Ltd., PIK.......................                                        16,250      1,576,250
  GPA Group Plc(a)..........................................                                     1,550,000        744,000
  ICG Communications, Inc., PIK.............................                                         1,567      1,316,272
  Intermedia Communications, Inc., PIK......................                                           129        298,151
  Isle Capri Black Hawk LLC ................................                                         4,000      4,360,000
  Nextel Communications, Inc., PIK..........................                                         1,084      1,051,480
  Paxson Communications Inc., PIK...........................                                           591      5,664,750
  Primedia, Inc.............................................                                        44,668      4,154,124
  R&B Falcon Corp., PIK.....................................                                         3,305      3,751,719
  Rural Cellular Corp., PIK.................................                                            12         11,280
  Supermarkets General Holdings Corp., PIK(a)...............                                        25,000          4,062
  Viasystems, Inc., PIK(a)..................................                                        47,804        860,467
  Waste Systems International Inc.(b) (cost 4,000,000;
    purchased 2/29/00)......................................                                         4,038      1,070,070
  World Access Inc.(b) (cost $2,000,000; purchased
    02/11/00)...............................................                                         1,332        852,480
                                                                                                             ------------
TOTAL PREFERRED STOCKS
  (cost $65,810,623)......................................................................................     49,415,955
                                                                                                             ------------

                                                                                    EXPIRATION
                                                                                       DATE        UNITS
                    WARRANTS(a) -- 0.9%                                             ----------   ---------
  21st Century Telecom Group, Inc. .........................                        02/15/10           400          4,900
  Allegiance Telecommunications, Inc. ......................                        02/03/08         3,800        444,600
  American Banknote Corp. ..................................                        12/01/02         2,500             25
  Ampex Corp. ..............................................                        03/15/03       170,000          1,700
  Asia Pulp & Paper Ltd.(b) (cost $0; purchased 3/09/00)....                        03/15/05         1,295             13
  Bell Technology Group, Ltd. ..............................                        03/15/03         1,250         51,250
  Bestel S.A................................................                        05/01/05         2,500         30,000
  Birch Telecomm, Inc. .....................................                        06/15/08         2,500         13,750
  Cellnet Data Systems, Inc. ...............................                        09/15/07         7,010             70
  Clearnet Communications, Inc. ............................                        09/15/05        26,202        628,848
  DTI Holdings, Inc. .......................................                        03/01/08         5,000             50
  Electronic Retailing Systems..............................                        02/01/04         2,000          2,000
  First World Communications................................                        04/15/08         1,175         82,250
  GT Group Telecommunication, Inc. .........................                        02/01/10         6,725              0
  HFI Icon Health...........................................                        09/27/09        18,093         27,140
  Intelcom Group, Inc. .....................................                        09/15/05        20,790        353,430
  Interact Systems, Inc. ...................................                        12/15/09         4,400             44
  Intermediate Act Electronic Mktg. Inc.....................                        12/15/09         4,400         22,000
  Maxcom Telecommunications.................................                        04/01/07           245              0
  McCaw Int'l., Ltd. .......................................                        01/01/49         1,650          6,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B35

JUNE 30, 2000 (UNAUDITED)

                                                                                    EXPIRATION                  VALUE
                                                                                       DATE        UNITS       (NOTE 2)
WARRANTS (CONTINUED)                                                                ----------   ---------   ------------
  MGC Communications, Inc. .................................                        01/01/49             2   $    585,000
  Pagemart, Inc. ...........................................                        12/31/03         9,200         59,800
  Powertel, Inc. ...........................................                        02/01/06         6,720        342,720
  Price Communications Cellular Holdings....................                        08/01/07         6,880      1,148,960
  Primus Telecommunications Group...........................                        05/01/07         1,500         46,125
  R & B Falcon .............................................                        05/01/09         2,875      1,437,500
  Star Choice Communications, Inc. .........................                        12/15/05        69,480        451,620
  Sterling Chemical Holdings, Inc. .........................                        08/15/08           560          5,040
  TVN Entertainment Corp. ..................................                        08/01/08         1,135              0
  USN Communications, Inc. .................................                        10/15/04        10,590              0
  Versatel Telecommunications...............................                        05/15/08         2,000      1,040,000
  WamNet, Inc. .............................................                        08/01/08         3,000         36,000
  Waste Systems International...............................                        11/15/06        60,000         30,000
  XM Satellite Radio Inc. ..................................                        03/03/10         4,505              0
                                                                                                             ------------
TOTAL WARRANTS
  (cost $2,071,260).......................................................................................      6,851,435
                                                                                                             ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $782,477,253).....................................................................................    668,230,128
                                                                                                             ------------

SHORT-TERM INVESTMENTS -- 12.2%                                                                  PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 3.3%                                        -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.4%
  Aircraft Funding, Sr. Notes...............................    NR        12.00%     07/16/00    $  1,024         870,731
  United States Air, Inc., Sr. Notes........................    B3         9.63%     02/01/01       2,000       1,977,600
                                                                                                             ------------
                                                                                                                2,848,331
                                                                                                             ------------
CABLE
  Century Communications Corp...............................    B1         9.50%     08/15/00         100          99,500
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.4%
  Coinstar, Inc., Sr. Disc. Notes...........................    NR        13.00%     06/30/00       3,275       3,307,750
                                                                                                             ------------
LEISURE -- 0.4%
  Santa Fe Hotel, Inc., Gtd. First Mtge. Notes..............    Caa       11.00%     12/15/00       2,750       2,667,600
                                                                                                             ------------
RETAIL -- 0.4%
  Family Restaurants, Inc., Sr. Notes.......................    NR        15.00%     06/30/00       3,000       3,000,000
                                                                                                             ------------
TELECOMMUNICATIONS -- 1.6%
  Bestel S.A., Sr. Disc. Notes..............................    NR        12.75%     05/15/01       2,500       1,775,000
  GST Telecommunications, Inc., Sr. Sub. Notes(d)...........    NR        13.88%     12/15/00         650         130,000
  ICG Holdings, Inc., Sr. Sub. Notes........................    B3        13.50%     09/15/00         850         822,376
  Millicom Intl. Cellular S.A., Sr. Sub. Notes..............    B3        12.00%     06/30/01       4,245       3,650,700
  Pagemart Nationwide, Inc., Sr. Disc. Notes................    B3        15.00%     06/30/00       2,550       2,435,250
  Telewest PLC, Sr. Disc. Notes.............................    B1         9.25%     10/01/00       2,850       2,714,625
                                                                                                             ------------
                                                                                                               11,527,951
                                                                                                             ------------
WASTE MANAGEMENT -- 0.1%
  Clean Harbors, Inc., Sr. Notes............................    B2        12.50%      5/15/01       1,250         975,000
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $26,765,233)......................................................................................     24,426,132
                                                                                                             ------------
                                                                                    EXPIRATION
                                                                                       DATE        UNITS
                    WARRANTS(a) -- 0.1%                                             ----------   ---------
  Adelphia Business Solutions
    (cost $127,500).........................................                          4/15/01       4,250       1,147,500
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B36

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                                         INTEREST    MATURITY     AMOUNT        VALUE
                                                                           RATE        DATE        (000)       (NOTE 2)
COMMERCIAL PAPER -- 2.5%                                                 --------   ----------   ---------   ------------
  American Electric Power Co. ..............................               6.85%      7/20/00    $  3,000(f) $  2,990,296
  American Electric Power Co. ..............................               6.83%      7/21/00       5,000(f)    4,982,925
  Comdisco, Inc. ...........................................               7.00%      7/10/00       1,000(f)      998,639
  GPU Capital, Inc. ........................................               6.88%      7/31/00       1,197(f)    1,190,595
  PSE&G Fuel Corp. .........................................               6.82%      7/20/00       5,000(f)    4,983,897
  TRW, Inc. ................................................               6.90%      8/15/00       3,000(f)    2,975,275
                                                                                                             ------------
TOTAL COMMERCIAL PAPER
  (cost $18,121,627)......................................................................................     18,121,627
                                                                                                             ------------
TIME DEPOSIT -- 0.7%
  Deutsche Bank AG
    (cost $4,914,000).......................................              7.125%     07/03/00       4,914(f)    4,914,000
                                                                                                             ------------
REPURCHASE AGREEMENT -- 5.6%
Joint Repurchase Agreement Account
  (cost $41,437,000; Note 5)................................              6.493%     07/03/00      41,437      41,437,000
                                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $91,365,360)......................................................................................     90,046,259
                                                                                                             ------------
TOTAL INVESTMENTS -- 102.9%
  (cost $873,842,613; Note 6).............................................................................    758,276,387
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9)%...........................................................    (21,869,502)
                                                                                                             ------------
TOTAL NET ASSETS -- 100.0%................................................................................   $736,406,885
                                                                                                             ============

The following abbreviations are used in portfolio descriptions:

    LLC     Limited Liability Company
    LP      Limited Partnership
    NR      Not Rated by Moody's or Standard & Poors
    PIK     Payment in Kind Securities
    PLC     Public Limited Company

(a) Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $25,043,821. The aggregate value, $10,518,737 is approximately 1.4% of net assets.

(c) Indicates a fair valued security. The aggregate value, $3,304,625 is approximately .45% of net assets.

(d) Represents issuer in default on interest payments, non-income producing security.

(e) Portion of securities on loan with an aggregate market value of $21,880,778, cash collateral of $22,897,220 was received with which the portfolio purchased securities.

(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B37

                              STOCK INDEX PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

         LONG-TERM INVESTMENTS -- 98.7%                 VALUE
                                         SHARES        (NOTE 2)
            COMMON STOCKS              ----------   --------------
ADVERTISING -- 0.2%
  Omnicom Group, Inc. ...............      65,700   $    5,851,406
  Young & Rubicam, Inc...............      24,000        1,372,500
                                                    --------------
                                                         7,223,906
                                                    --------------
AEROSPACE -- 0.8%
  Boeing Co. ........................     321,936       13,460,949
  General Dynamics Corp. ............      74,700        3,903,075
  Lockheed Martin Corp. .............     148,298        3,679,644
  Northrop Grumman Corp. ............      24,200        1,603,250
  Raytheon Co. (Class "B" Stock).....     123,018        2,368,097
  Rockwell International Corp. ......      71,900        2,264,850
  United Technologies Corp. .........     173,500       10,214,812
                                                    --------------
                                                        37,494,677
                                                    --------------
AIRLINES -- 0.2%
  AMR Corp. .........................      55,300        1,461,994
  Delta Airlines, Inc. ..............      48,300        2,442,169
  Southwest Airlines Co. ............     181,725        3,441,417
  US Airways Group, Inc.(a)..........      30,900        1,205,100
                                                    --------------
                                                         8,550,680
                                                    --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Shares) .....     102,200        4,068,837
  Reebok International Ltd. .........      19,000          302,813
                                                    --------------
                                                         4,371,650
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Cummins Engine Co., Inc. ..........      14,400          392,400
  Dana Corp. ........................      63,594        1,347,398
  Delphi Automotive Systems Corp. ...     206,044        3,000,516
  Ford Motor Co. ....................     442,700       19,036,100
  General Motors Corp. ..............     199,700       11,595,081
  Genuine Parts Co. .................      65,925        1,318,500
  Johnson Controls, Inc. ............      32,000        1,642,000
  Navistar International Corp.(a)....      23,900          742,394
  PACCAR Inc. .......................      29,160        1,157,287
  TRW, Inc. .........................      44,200        1,917,175
  Visteon Corp.(a)...................      57,964          702,814
                                                    --------------
                                                        42,851,665
                                                    --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  AmSouth Bancorporation.............     134,900        2,124,675
  Associates First Capital Corp. ....     274,266        6,119,560
  Bank of New York Co., Inc. ........     270,900       12,596,850
  Bank One Corp. ....................     427,045       11,343,383
  BankAmerica Corp. .................     615,044       26,446,892
  Capital One Financial..............      74,400        3,320,100
  Charter One Financial, Inc.(a).....      34,000          782,000
  Chase Manhattan Corp. .............     453,241       20,877,414
  Comerica, Inc. ....................      58,450        2,622,944
  Fifth Third Bancorp................     109,600        6,932,200
  First Union Corp. .................     362,978        9,006,392
  Firstar Corp. .....................     361,460        7,613,251
  Golden West Financial Corp. .......      61,900        2,526,294
  Huntington Bancshares, Inc. .......      85,250        1,348,016
  KeyCorp............................     169,700        2,990,962
  Mellon Financial Corp. ............     180,300        6,569,681
  National City Corp. ...............     232,400        3,965,325
  Northern Trust Corp. ..............      82,000        5,335,125
  PNC Bank Corp. ....................     109,200        5,118,750
  Providian Financial Corp. .........      52,550        4,729,500
  SouthTrust Corp. ..................      59,400        1,343,925

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ................      58,800   $    6,236,475
  Summit Bancorp.....................      63,900        1,573,538
  Suntrust Banks, Inc. ..............     112,200        5,126,137
  U.S. Bancorp.......................     268,926        5,176,825
  Union Planters Corp. ..............      53,200        1,486,275
  Wells Fargo & Co. .................     596,560       23,116,700
                                                    --------------
                                                       186,429,189
                                                    --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc. ....      85,300        2,628,306
  Dow Chemical Co. ..................     243,600        7,353,675
  Du Pont (E.I.) de Nemours & Co. ...     386,291       16,900,231
  Eastman Chemical Co. ..............      27,600        1,317,900
  Engelhard Corp. ...................      49,875          850,992
  FMC Corp.(a).......................      12,300          713,400
  Grace (W.R.) & Co.(a)..............      24,400          295,850
  Great Lakes Chemical Corp. ........      20,600          648,900
  Hercules, Inc. ....................      37,400          525,938
  Praxair, Inc. .....................      59,100        2,212,556
  Rohm & Haas Co. ...................      79,100        2,728,950
  Sigma-Aldrich Corp. ...............      38,000        1,111,500
  Union Carbide Corp. ...............      50,600        2,504,700
                                                    --------------
                                                        39,792,898
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a)...................     267,618        3,746,652
  Convergys Corp. ...................      34,000        1,763,750
  Deluxe Corp. ......................      29,000          683,312
  Quintiles Transnational,
    Corp.(a).........................      36,000          508,500
                                                    --------------
                                                         6,702,214
                                                    --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a) ...........     121,200        6,347,850
  Citrix Systems, Inc.(a)............      64,800        1,227,150
  Compaq Computer Corp. .............     629,069       16,080,576
  Comverse Technology, Inc.(a).......      52,000        4,836,000
  Dell Computer Corp.(a).............     944,200       46,560,863
  Hewlett-Packard Co. ...............     369,300       46,116,338
  International Business Machines
    Corp. ...........................     651,400       71,369,012
  Seagate Technology, Inc.(a)........      81,200        4,466,000
  Sun Microsystems, Inc.(a)..........     579,700       52,716,469
                                                    --------------
                                                       249,720,258
                                                    --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. ........................     127,600        7,352,950
  Adaptec, Inc.(a)...................      37,500          853,125
  Adobe Systems, Inc. ...............      44,900        5,837,000
  America Online, Inc.(a)............     839,600       44,288,900
  Autodesk, Inc. ....................      19,800          686,813
  Automatic Data Processing, Inc. ...     232,900       12,474,706
  BMC Software, Inc.(a)..............      90,300        3,294,539
  Cabletron Systems, Inc.(a).........      63,500        1,603,375
  Ceridian Corp.(a)..................      53,200        1,280,125
  Cisco Systems, Inc.(a).............   2,526,000      160,558,875
  Computer Associates International,
    Inc. ............................     204,543       10,470,045
  Computer Sciences Corp.(a).........      60,700        4,533,531
  Compuware Corp.(a).................     133,600        1,386,100
  EMC Corp.(a).......................     776,174       59,716,887
  First Data Corp. ..................     155,400        7,711,725
  Gateway, Inc. .....................     114,800        6,514,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B38

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Lexmark International Group,
    Inc.(a)..........................      48,414   $    3,255,841
  Mercury Interactive Corp. .........       9,000          870,750
  Micron Technology, Inc. ...........     199,400       17,559,662
  Microsoft Corp. ...................   1,913,500      153,080,000
  NCR Corp.(a).......................      31,300        1,218,744
  Network Appliance, Inc.(a).........     110,400        8,887,200
  Novell, Inc.(a)....................     126,100        1,166,425
  Oracle Corp.(a)....................   1,038,460       87,295,544
  Parametric Technology Corp.(a).....      97,000        1,067,000
  Peoplesoft, Inc.(a)................      96,000        1,608,000
  Sapient Corp. .....................      15,000        1,604,063
  Siebel Systems Inc.(a).............      67,000       10,958,688
  Unisys Corp.(a)....................     111,000        1,616,438
  VERITAS Software Corp.(a)..........     138,000       15,596,156
  Yahoo!, Inc. ......................     194,400       24,081,300
                                                    --------------
                                                       658,429,407
                                                    --------------
CONSTRUCTION -- 0.1%
  Armstrong Holdings Inc. ...........      14,700          225,094
  Centex Corp. ......................      21,600          507,600
  Fluor Corp. .......................      28,300          894,988
  Kaufman & Broad Home Corp. ........      16,166          320,289
  Pulte Corp. .......................      14,500          313,562
  Vulcan Materials Co. ..............      37,600        1,605,050
                                                    --------------
                                                         3,866,583
                                                    --------------
CONSUMER PRODUCTS
  Tupperware Corp. ..................      22,300          490,600
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................      10,900          350,844
  Bemis Co., Inc. ...................      18,100          608,612
  Crown Cork & Seal Co., Inc.(a).....      44,200          663,000
  Owens-Illinois, Inc.(a)............      59,700          697,744
  Pactiv Corp.(a)....................      58,900          463,838
                                                    --------------
                                                         2,784,038
                                                    --------------
COSMETICS & SOAPS -- 1.4%
  Alberto-Culver Co. (Class "B"
    Stock)...........................      19,100          583,744
  Avon Products, Inc. ...............      91,000        4,049,500
  Clorox Co. ........................      86,500        3,876,281
  Colgate-Palmolive Co. .............     214,900       12,867,137
  Gillette Co. ......................     387,500       13,538,281
  International Flavors & Fragrances,
    Inc. ............................      39,400        1,189,388
  Procter & Gamble Co. ..............     480,704       27,490,260
                                                    --------------
                                                        63,594,591
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. .................     117,900        7,015,050
  Philip Morris Companies, Inc. .....     843,200       22,397,500
  Polaroid Corp. ....................      15,400          278,163
                                                    --------------
                                                        29,690,713
                                                    --------------
DIVERSIFIED MANUFACTURING -- 4.1%
  General Electric Co. ..............   3,615,800      191,637,400
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.3%
  Avery Dennison Corp. ..............      43,900        2,946,787
  Pitney Bowes, Inc. ................     100,900        4,036,000
  Xerox Corp. .......................     245,792        5,100,184
                                                    --------------
                                                        12,082,971
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DRUGS & MEDICAL SUPPLIES -- 10.3%
  Abbott Laboratories................     566,700   $   25,253,569
  Allergan, Inc. ....................      50,600        3,769,700
  ALZA Corp.(a)......................      35,700        2,110,762
  American Home Products Corp. ......     480,100       28,205,875
  Bausch & Lomb, Inc. ...............      20,100        1,555,237
  Baxter International, Inc. ........     109,500        7,699,219
  Becton, Dickinson & Co. ...........      93,100        2,670,806
  Biogen, Inc. ......................      52,000        3,354,000
  Biomet, Inc........................      42,100        1,618,219
  Boston Scientific Corp.(a).........     151,800        3,330,112
  Bristol-Myers Squibb Co. ..........     725,760       42,275,520
  Bard, (C.R.), Inc. ................      19,000          914,375
  Cardinal Health, Inc. .............     101,650        7,522,100
  Guidant Corp.(a)...................     113,100        5,598,450
  Johnson & Johnson..................     508,900       51,844,187
  Lilly (Eli) & Co. .................     401,200       40,069,850
  Mallinckrodt, Inc. ................      25,800        1,120,688
  Medtronic, Inc. ...................     442,700       22,051,994
  Merck & Co., Inc. .................     843,800       64,656,175
  Pfizer, Inc. ......................   2,292,750      110,052,000
  Pharmacia Corporation..............     461,456       23,851,507
  Schering-Plough Corp. .............     536,300       27,083,150
  St. Jude Medical, Inc. ............      30,300        1,390,013
  Watson Pharmaceuticals, Inc.(a)....      35,000        1,881,250
                                                    --------------
                                                       479,878,758
                                                    --------------
ELECTRICAL SERVICES -- 0.2%
  American Power Conversion..........      53,000        2,163,063
  CP&L Energy, Inc.(a)...............      59,900        1,913,056
  TXU Corp. .........................     103,506        3,053,427
                                                    --------------
                                                         7,129,546
                                                    --------------
ELECTRONICS -- 7.4%
  Advanced Micro Devices, Inc.(a)....      54,100        4,179,225
  Altera Corp.(a)....................      67,000        6,829,812
  Analog Devices, Inc.(a)............     128,900        9,796,400
  Applied Materials, Inc.(a).........     282,200       25,574,375
  Broadcom Corp. ....................      16,000        3,199,722
  Conexant Systems Inc. .............      72,000        3,501,000
  Electronic Data Systems Corp. .....     173,900        7,173,375
  Emerson Electric Co.(a)............     157,500        9,509,062
  Intel Corp. .......................   1,227,600      164,114,775
  KLA-Tencor Corp.(a)................      67,400        3,947,113
  Linear Technology Corp. ...........     105,000        6,713,437
  LSI Logic Corp.(a).................     110,800        5,997,050
  Maxim Integrated Products,
    Inc.(a)..........................      92,000        6,250,250
  MIPS Technologies, Inc. (Class "B"
    Stock)...........................       9,396          361,735
  Molex Inc. ........................      70,000        3,368,750
  National Semiconductor Corp.(a)....      65,400        3,711,450
  Novellus Systems, Inc. ............      28,000        1,583,750
  Perkin Elmer, Inc. ................      18,000        1,190,250
  Pinnacle West Capital Corp. .......      29,000          982,375
  PPL Corp. .........................      57,000        1,250,438
  RadioShack Corp.(a)................      70,660        3,347,518
  Sanmina Corp. .....................      31,000        2,650,500
  Solectron Corp.(a).................     218,000        9,128,750
  Tektronix, Inc. ...................      17,500        1,295,000
  Teradyne, Inc. (United
    States)(a).......................      63,900        4,696,650
  Texas Instruments, Inc. ...........     596,600       40,978,962

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B39

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
ELECTRONICS (CONT'D.)
  Thomas & Betts Corp. ..............      23,800   $      455,175
  Xilinx Inc.(a).....................     118,400        9,775,400
                                                    --------------
                                                       341,562,299
                                                    --------------
FINANCIAL SERVICES -- 5.8%
  American Express Co. ..............     493,100       25,702,837
  Bear Stearns Companies, Inc. ......      44,210        1,840,241
  Schwab (Charles) Corp. ............     468,800       15,763,400
  Citigroup, Inc. ...................   1,235,213       74,421,583
  Countrywide Credit Industries,
    Inc. ............................      40,800        1,236,750
  Dun & Bradstreet Corp. ............      62,360        1,785,055
  Equifax, Inc. .....................      52,300        1,372,875
  Federal Home Loan Mortgage Corp. ..     257,700       10,436,850
  Federal National Mortgage
    Association......................     372,700       19,450,281
  Fleetboston Financial Corp. .......     334,488       11,372,592
  Franklin Resource, Inc. ...........      92,400        2,806,650
  H&R Block, Inc. ...................      36,700        1,188,163
  Household International, Inc. .....     175,458        7,292,473
  Lehman Brothers Holdings, Inc. ....      43,700        4,132,381
  MBNA Corp. ........................     296,768        8,049,832
  Merrill Lynch & Co., Inc. .........     136,900       15,743,500
  Morgan (J.P.) & Co., Inc. .........      61,150        6,734,144
  Morgan Stanley Dean Witter &
    Co. .............................     416,910       34,707,757
  Old Kent Financial Corp. ..........      32,550          870,713
  PaineWebber Group, Inc. ...........      54,000        2,457,000
  Paychex, Inc. .....................     137,250        5,764,500
  Price (T.Rowe) Associates, Inc. ...      36,000        1,530,000
  Regions Financial Corp. ...........      83,100        1,651,613
  SLM Holding Corp. .................      59,600        2,231,275
  Synovus Financial Corp. ...........      97,500        1,718,438
  Washington Mutual, Inc. ...........     205,648        5,938,086
                                                    --------------
                                                       266,198,989
                                                    --------------
FOOD & BEVERAGE -- 3.7%
  Anheuser-Busch Companies, Inc. ....     169,300       12,644,594
  Archer-Daniels-Midland Co. ........     225,931        2,216,948
  Bestfoods..........................     100,100        6,931,925
  Brown-Forman Corp. (Class "B"
    Stock)...........................      23,800        1,279,250
  Campbell Soup Co. .................     157,100        4,575,537
  Coca-Cola Co. .....................     907,100       52,101,556
  Coca-Cola Enterprises Inc. ........     159,000        2,593,688
  ConAgra, Inc. .....................     179,100        3,414,094
  Coors (Adolph) Co. (Class "B"
    Stock)...........................      12,800          774,400
  General Mills, Inc. ...............     113,800        4,352,850
  Heinz (H.J.) & Co. ................     132,350        5,790,312
  Hershey Foods Corp. ...............      49,500        2,400,750
  Kellogg Co. .......................     148,900        4,429,775
  Nabisco Group Holdings Corp.(a)....     119,900        3,109,906
  PepsiCo, Inc. .....................     530,100       23,556,319
  Quaker Oats Co. ...................      47,600        3,575,950
  Ralston-Ralston Purina Group.......     113,620        2,265,299
  Sara Lee Corp. ....................     328,400        6,342,225
  Seagram Co., Ltd. .................     161,800        9,384,400
  Sysco Corp. .......................     121,500        5,118,187
  Unilever NV, ADR (Netherlands).....     210,432        9,048,576
  Wrigley (William) Jr. Co. .........      42,600        3,415,988
                                                    --------------
                                                       169,322,529
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS -- 0.4%
  Boise Cascade Corp. ...............      19,886   $      514,550
  Fort James Corp. ..................      81,000        1,873,125
  Georgia-Pacific Corp. .............      66,800        1,753,500
  International Paper Co. ...........     179,968        5,365,281
  Louisiana-Pacific Corp. ...........      38,900          423,038
  Mead Corp. ........................      37,400          944,350
  Potlatch Corp. ....................      10,000          331,250
  Temple-Inland, Inc. ...............      20,000          840,000
  Westvaco Corp. ....................      35,700          885,806
  Weyerhaeuser Co. ..................      87,100        3,745,300
  Willamette Industries, Inc. .......      44,200        1,204,450
                                                    --------------
                                                        17,880,650
                                                    --------------
GAS PIPELINES -- 0.6%
  Cinergy Corp. .....................      58,739        1,494,174
  Columbia Energy Group..............      30,250        1,985,156
  Enron Corp. .......................     265,700       17,137,650
  Peoples Energy Corp. ..............      11,400          369,075
  Sempra Energy......................      74,154        1,260,618
  Williams Companies, Inc. ..........     162,300        6,765,881
                                                    --------------
                                                        29,012,554
                                                    --------------
HOSPITALS/HEALTHCARE MANAGEMENT -- 1.4%
  Agilent Technologies, Inc. ........     155,613       11,476,459
  Amgen, Inc.(a).....................     376,900       26,477,225
  Columbia/HCA Healthcare Corp.......     206,398        6,269,339
  HEALTHSOUTH Corp.(a)...............     154,500        1,110,469
  Humana, Inc.(a)....................      58,100          283,238
  IMS Health, Inc. ..................     119,120        2,144,160
  Manor Care, Inc. ..................      40,850          285,950
  McKesson HBOC, Inc. ...............     101,107        2,116,928
  MedImmune, Inc. ...................      57,000        4,218,000
  Shared Medical Systems Corp. ......       9,000          656,437
  Tenet Healthcare Corp.(a)..........     111,100        2,999,700
  UnitedHealth Group, Inc. ..........      62,200        5,333,650
  Wellpoint Health Networks,
    Inc.(a)..........................      25,100        1,818,181
                                                    --------------
                                                        65,189,736
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL
  CARE -- 0.3%
  Kimberly-Clark Corp. ..............     200,788       11,520,212
  Leggett & Platt, Inc. .............      64,000        1,056,000
                                                    --------------
                                                        12,576,212
                                                    --------------
HOUSING RELATED -- 0.4%
  Lowe's Companies, Inc. ............      37,800        2,268,000
  Lowe's Companies, Inc. ............     143,000        5,871,937
  Masco Corp. .......................     161,200        2,911,675
  Maytag Corp. ......................      32,700        1,205,813
  Newell Rubbermaid, Inc. ...........     107,049        2,756,512
  Owens Corning......................      21,100          195,175
  Stanley Works......................      32,300          767,125
  Whirlpool Corp. ...................      27,300        1,272,862
                                                    --------------
                                                        17,249,099
                                                    --------------
INSTRUMENT - CONTROLS -- 0.1%
  PE Corp. - PE Biosystems Group.....      77,400        5,098,725
                                                    --------------
INSURANCE -- 3.0%
  Aetna, Inc. .......................      53,312        3,421,964
  AFLAC, Inc. .......................      97,400        4,474,313
  Allstate Corp. ....................     283,688        6,312,058

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B40

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  American General Corp. ............      92,286   $    5,629,446
  American International Group,
    Inc. ............................     565,943       66,498,302
  Aon Corp. .........................      94,125        2,923,758
  Chubb Corp. .......................      64,600        3,972,900
  CIGNA Corp. .......................      60,100        5,619,350
  Cincinnati Financial Corp. ........      62,500        1,964,844
  Conseco, Inc. .....................     118,259        1,153,025
  Hartford Financial Services Group,
    Inc. ............................      81,200        4,542,125
  Jefferson-Pilot Corp. .............      39,912        2,252,533
  Lincoln National Corp. ............      68,800        2,485,400
  Marsh & McLennan Companies,
    Inc. ............................      98,000       10,234,875
  MBIA, Inc. ........................      36,300        1,749,206
  MGIC Investment Corp. .............      40,200        1,829,100
  Progressive Corp. .................      27,000        1,998,000
  SAFECO Corp. ......................      48,300          959,963
  St. Paul Companies, Inc. ..........      83,110        2,836,129
  Torchmark Corp. ...................      51,000        1,259,063
  UnumProvident Corp. ...............      86,656        1,738,536
  Wachovia Corp. ....................      74,200        4,025,350
                                                    --------------
                                                       137,880,240
                                                    --------------
LEISURE -- 1.0%
  Brunswick Corp. ...................      33,400          553,188
  Carnival Corp. (Class "A" Stock)...     229,700        4,479,150
  Disney (Walt) Co. .................     760,001       29,497,539
  Harley-Davidson Inc. ..............     100,000        3,850,000
  Harrah's Entertainment, Inc.(a)....      46,350          970,453
  Hilton Hotels Corp. ...............     104,800          982,500
  Marriott International, Inc. (Class
    "A" Stock).......................      93,200        3,361,025
  Sabre Group Holdings, Inc. (Class
    "A" Stock).......................      42,419        1,208,941
                                                    --------------
                                                        44,902,796
                                                    --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp. ...........       7,800          267,150
  Caterpillar, Inc. .................     134,300        4,549,412
  Cooper Industries, Inc. ...........      37,000        1,204,812
  Deere & Co. .......................      85,200        3,152,400
  Dover Corp. .......................      75,900        3,078,694
  Eaton Corp. .......................      27,600        1,849,200
  Ingersoll-Rand Co. ................      62,750        2,525,687
  Milacron, Inc. ....................       6,600           95,700
  Parker Hannifin Corp. .............      41,225        1,411,956
  Snap-On, Inc. .....................      22,800          607,050
  Thermo Electron Corp.(a)...........      57,000        1,200,563
  Timken Co. ........................      21,500          400,438
                                                    --------------
                                                        20,343,062
                                                    --------------
MEDIA -- 3.0%
  Clear Channel Communications,
    Inc.(a)..........................     124,200        9,315,000
  Comcast Corp. (Special Class "A"
    Stock)...........................     330,400       13,381,200
  Dow Jones & Co., Inc. .............      32,700        2,395,275
  Gannett Co., Inc. .................      99,700        5,963,306
  Interpublic Group of Companies,
    Inc. ............................     105,100        4,519,300
  Knight-Ridder, Inc. ...............      31,100        1,654,131
  McGraw Hill, Inc. .................      72,900        3,936,600
  Mediaone Group, Inc.(a)............     226,300       14,964,087
  Meredith Corp. ....................      17,800          600,750

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  New York Times Co. (Class "A"
    Stock)...........................      65,200   $    2,575,400
  R.R. Donnelley & Sons, Co. ........      49,500        1,116,844
  Time Warner, Inc. .................     473,180       35,961,680
  Tribune Co. .......................     124,400        4,354,000
  Viacom, Inc. (Class "B"
    Stock)(a)........................     560,436       38,214,730
                                                    --------------
                                                       138,952,303
                                                    --------------
METALS - FERROUS -- 0.1%
  Allegheny Technologies, Inc. ......      34,940          628,920
  Bethlehem Steel Corp.(a)...........      47,300          168,506
  Nucor Corp. .......................      31,200        1,035,450
  USX -- U.S. Steel Group, Inc. .....      31,540          585,462
  Worthington Industries, Inc. ......      34,000          357,000
                                                    --------------
                                                         2,775,338
                                                    --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd. ...............      83,350        2,583,850
  Alcoa, Inc. .......................     320,476        9,293,804
  INCO Ltd. .........................      67,200        1,033,200
                                                    --------------
                                                        12,910,854
                                                    --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. ........      75,817        2,900,000
  Homestake Mining Co. ..............      93,700          644,188
  Phelps Dodge Corp. ................      27,528        1,023,698
                                                    --------------
                                                         4,567,886
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.6%
  AES Corp.(a).......................     150,400        6,862,000
  BB&T Corp. ........................     114,300        2,728,912
  Crane Co. .........................      25,625          623,008
  Danaher Corp. .....................      51,400        2,541,087
  Ecolab, Inc. ......................      48,000        1,875,000
  Fortune Brands, Inc. ..............      56,500        1,303,031
  Honeywell Inc. ....................     293,250        9,878,859
  Illinois Tool Works, Inc. .........     106,900        6,093,300
  ITT Industries, Inc. ..............      37,900        1,151,213
  Millipore Corp. ...................      16,200        1,221,075
  Pall Corp. ........................      44,000          814,000
  PPG Industries, Inc. ..............      65,800        2,915,762
  Sealed Air Corp. ..................      30,810        1,613,674
  Textron, Inc. .....................      55,600        3,019,775
  Tyco International Ltd. ...........     625,114       29,614,776
  W.W. Grainger, Inc. ...............      33,400        1,029,138
                                                    --------------
                                                        73,284,610
                                                    --------------
MISCELLANEOUS - CONSUMER
  GROWTH/STABLE -- 0.9%
  American Greetings Corp. (Class "A"
    Stock)...........................      24,800          471,200
  Black & Decker Corp. ..............      32,900        1,293,381
  Corning, Inc. .....................      99,000       26,717,625
  Energizer Holdings Inc. ...........           1               18
  Minnesota Mining & Manufacturing
    Co. .............................     144,900       11,954,250
                                                    --------------
                                                        40,436,474
                                                    --------------
OIL & GAS -- 4.4%
  Amerada Hess Corp. ................      34,200        2,111,850
  Anadarko Petroleum Corp. ..........      47,600        2,347,275
  Ashland Oil, Inc. .................      23,100          809,944
  Chevron Corp. .....................     241,600       20,490,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B41

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Coastal Corp. .....................      78,800   $    4,796,950
  Eastern Enterprises, Inc. .........       9,500          598,500
  Exxon Mobil Corp. .................   1,268,235       99,556,447
  Kerr-McGee Corp. ..................      31,926        1,881,639
  NICOR, Inc. .......................      16,200          528,525
  Phillips Petroleum Co. ............      91,700        4,648,044
  Royal Dutch Petroleum Co...........     785,300       48,345,031
  Sunoco, Inc. ......................      29,200          859,575
  Texaco, Inc. ......................     204,982       10,915,291
  Union Pacific Resources Group,
    Inc. ............................      83,656        1,840,432
  Unocal Corp. ......................      87,100        2,885,188
  USX-Marathon Corp. ................     112,000        2,807,000
                                                    --------------
                                                       205,422,391
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION
   -- 0.1%
  Occidental Petroleum Corp. ........     136,000        2,864,500
                                                    --------------
OIL - EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc. (Class "B" Stock).....     229,757        5,643,406
                                                    --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ......................      42,100        2,476,006
  Baker Hughes, Inc. ................     122,130        3,908,160
  Halliburton Co. ...................     164,100        7,743,469
  McDermott International, Inc. .....      20,700          182,419
  ONEOK, Inc. .......................      13,000          337,188
  PG&E Corp. ........................     140,000        3,447,500
  Rowan Companies, Inc.(a)...........      28,700          871,762
  Schlumberger, Ltd. ................     204,300       15,245,887
  Tosco Corp. .......................      49,000        1,387,312
  Transocean Sedco Forex Inc. .......      70,333        3,758,420
                                                    --------------
                                                        39,358,123
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................     145,300        2,642,644
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........      66,200          612,350
  Newmont Mining Corp. ..............      61,503        1,330,002
  Placer Dome, Inc. .................     121,000        1,157,062
                                                    --------------
                                                         5,742,058
                                                    --------------
RAILROADS -- 0.3%
  Burlington Northern Sante Fe
    Corp. ...........................     167,226        3,835,746
  CSX Corp. .........................      80,612        1,707,967
  Kansas City Southern Industries,
    Inc. ............................      40,200        3,565,237
  Norfolk Southern Corp. ............     141,300        2,101,838
  Union Pacific Corp. ...............      92,100        3,424,969
                                                    --------------
                                                        14,635,757
                                                    --------------
RESTAURANTS -- 0.4%
  Darden Restaurants, Inc. ..........      50,300          817,375
  McDonald's Corp. ..................     491,200       16,178,900
  Tricon Global Restaurants,
    Inc.(a)..........................      56,650        1,600,362
  Wendy's International, Inc. .......      44,800          798,000
                                                    --------------
                                                        19,394,637
                                                    --------------
RETAIL -- 5.3%
  Albertson's, Inc. .................     156,644        5,208,413
  AutoZone, Inc.(a)..................      51,900        1,141,800
  Bed Bath & Beyond, Inc.(a).........      49,000        1,776,250
  Best Buy Co., Inc.(a)..............      75,000        4,743,750
  Circuit City Stores, Inc. .........      75,200        2,495,700
  Consolidated Stores Corp.(a).......      40,200          482,400

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  Costco Wholesale Corp.(a)..........     164,432   $    5,426,256
  CVS Corp. .........................     145,800        5,832,000
  Dillard's, Inc. ...................      37,750          462,438
  Dollar General Corp. ..............     109,803        2,141,158
  Federated Department Stores,
    Inc.(a)..........................      76,500        2,581,875
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................      12,400          206,150
  Harcourt General, Inc. ............      27,006        1,468,451
  Home Depot, Inc. ..................     845,919       42,243,080
  IKON Office Solutions, Inc. .......      52,476          203,345
  J.C. Penney Co., Inc. .............     100,500        1,852,969
  Kmart Corp.(a).....................     181,400        1,235,788
  Kohl's Corp.(a)....................     121,600        6,764,000
  Kroger Co.(a)......................     308,000        6,795,250
  Liz Claiborne, Inc. ...............      23,400          824,850
  Longs Drug Stores, Inc. ...........      13,700          297,975
  May Department Stores Co. .........     119,700        2,872,800
  Nordstrom, Inc. ...................      52,300        1,261,738
  Office Depot, Inc.(a)..............     124,000          775,000
  RiteAid Corp. .....................      94,600          620,813
  Safeway,Inc.(a)....................     183,100        8,262,387
  Sears, Roebuck & Co. ..............     132,200        4,313,025
  Sherwin-Williams Co. ..............      64,700        1,370,831
  Staples, Inc.(a)...................     171,200        2,632,200
  Starbucks Corp. ...................      44,000        1,680,250
  Supervalu, Inc. ...................      46,800          892,125
  Target Corp. ......................     161,184        9,348,672
  The Gap, Inc. .....................     316,587        9,893,344
  The Limited, Inc. .................     159,896        3,457,751
  Tiffany & Co.(a)...................      11,000          742,500
  TJX Companies, Inc. ...............     116,400        2,182,500
  Toys 'R' Us, Inc.(a)...............      90,450        1,317,178
  Wal-Mart Stores, Inc. .............   1,632,900       94,095,862
  Walgreen Co. ......................     373,000       12,005,937
  Winn-Dixie Stores, Inc. ...........      54,900          785,756
                                                    --------------
                                                       252,694,567
                                                    --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. .................      38,600        1,314,813
  Cooper Tire & Rubber Co. ..........      28,800          320,400
  Goodyear Tire & Rubber Co. ........      58,000        1,160,000
                                                    --------------
                                                         2,795,213
                                                    --------------
TELECOMMUNICATIONS -- 11.0%
  ADC Telecommunications, Inc.(a)....     113,400        9,511,425
  Alltel Corp. ......................     114,000        7,060,875
  Andrew Corp.(a)....................      29,112          977,072
  AT&T Corp. ........................   1,175,321       37,169,527
  Bell Atlantic Corp. ...............     569,690       28,947,373
  BellSouth Corp. ...................     691,000       29,453,875
  CenturyTel, Inc. ..................      51,200        1,472,000
  Global Crossing Ltd.(a)............     289,105        7,607,075
  GTE Corp. .........................     354,220       22,050,195
  Lucent Technologies, Inc. .........   1,175,905       69,672,371
  Motorola, Inc. ....................     786,795       22,866,230
  Nextel Communications, Inc. (Class
    "A" Stock) ......................     270,000       16,520,625
  Nortel Networks Corp. .............   1,066,480       72,787,260
  Qualcomm, Inc.(a)..................     270,100       16,206,000
  SBC Communications, Inc. ..........   1,247,277       53,944,730
  Scientific-Atlanta, Inc. ..........      60,600        4,514,700
  Sprint Corp. ......................     322,900       16,467,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B42

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Sprint Corp. (PCS Group)(a)........     319,000   $   18,980,500
  Tellabs, Inc.(a)...................     149,400       10,224,562
  US West, Inc. .....................     186,922       16,028,561
  Worldcom Inc. .....................   1,046,958       48,029,198
                                                    --------------
                                                       510,492,054
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................      14,700          286,650
  Russell Corp. .....................       6,700          134,000
  Springs Industries, Inc. ..........       8,700          278,400
  VF Corp. ..........................      42,836        1,020,032
                                                    --------------
                                                         1,719,082
                                                    --------------
TOBACCO
  UST, Inc. .........................      59,100          868,031
                                                    --------------
TOY MANUFACTURER -- 0.1%
  Hasbro, Inc. ......................      64,150          966,259
  Mattel, Inc. ......................     152,381        2,009,525
                                                    --------------
                                                         2,975,784
                                                    --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp. .............     106,640        4,052,320
  Ryder System, Inc. ................      20,600          390,113
                                                    --------------
                                                         4,442,433
                                                    --------------
UTILITIES - ELECTRIC & GAS
  Florida Progress Corp. ............      36,000        1,687,500
                                                    --------------
UTILITIES - ELECTRIC -- 1.3%
  Ameren Corp. ......................      53,900        1,819,125
  American Electric Power Co.,
    Inc. ............................     118,940        3,523,597
  CMS Energy Corp. ..................      43,100          953,588
  Consolidated Edison, Inc. .........      80,400        2,381,850
  Constellation Energy Group.........      53,550        1,743,722
  Dominion Resources, Inc. ..........      90,742        3,890,563
  DTE Energy Co. ....................      53,600        1,638,150
  Duke Energy Corp. .................     136,531        7,696,935
  Edison International...............     129,800        2,660,900
  El Paso Energy Corp. ..............      80,900        4,120,844
  Entergy Corp. .....................      90,300        2,455,031
  FirstEnergy Corp.(a)...............      87,200        2,038,300
  FPL Group, Inc. ...................      68,100        3,370,950
  GPU, Inc. .........................      46,200        1,250,288
  New Century Energies, Inc. ........      40,900        1,227,000
  Niagara Mohawk Holdings, Inc.(a)...      64,600          900,363
  Northern States Power Co. .........      53,900        1,088,106
  PECO Energy Co. ...................      67,500        2,721,094
  Public Service Enterprise Group,
    Inc. ............................      80,400        2,783,850
  Reliant Energy, Inc. ..............     107,410        3,175,308
  Southern Co. ......................     239,400        5,581,012
  Unicom Corp. ......................      71,000        2,746,813
                                                    --------------
                                                        59,767,389
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)...      68,000          680,000
  Waste Management, Inc.(a)..........     230,230        4,374,370
                                                    --------------
                                                         5,054,370
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,357,867,825)..........................    4,568,423,395
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 1.4%                    ----------   --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00 (Note 5).........  $   59,383   $   59,383,000
                                                    --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.64%, 09/21/00(b)...............       4,500        4,442,190
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $63,825,190).............................       63,825,190
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,421,693,015; Note 6)..................    4,632,248,585
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(C)....
                                                           417,311
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1)%.........................       (3,738,810)
                                                    --------------
NET ASSETS -- 100.0%.............................   $4,628,927,086
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   ADR  American Depository Receipt.
   NV   Naamloze Vennootschap (Dutch Corporation).
   PLC  Public Limited Company (British Corporation).
   SA   Sociedad Anomia (Spanish Corporation) or Societe
        Anonyme (French Corporation).

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Open futures contracts as of June 30, 2000, are as follows:

NUMBER OF                  EXPIRATION    VALUE AT       VALUE AT
CONTRACTS      TYPE           DATE      TRADE DATE    JUNE 30, 1999   DEPRECIATION
   187     S&P 500 Index    Sept.00     $60,954,057    $59,825,075     $(1.128,982)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B43

                             EQUITY INCOME PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.6%                           VALUE
                                          SHARES        (NOTE 2)
COMMON STOCKS -- 95.8%                   ---------   --------------
AIRLINES -- 1.4%
  AMR Corp.(a) ........................    912,100   $   24,113,644
                                                     --------------
APPAREL -- 0.9%
  Kellwood Co. ........................    731,300       15,448,713
                                                     --------------
AUTOMOBILES & TRUCKS -- 2.5%
  Borg-Warner Automotive, Inc. ........    116,700        4,099,087
  Dana Corp. ..........................    244,300        5,176,106
  Ford Motor Co. ......................    333,100       14,323,300
  General Motors Corp. ................    295,667       18,270,175
  Visteon Corp. .......................     43,614          528,817
                                                     --------------
                                                         42,397,485
                                                     --------------
BANKING -- 5.7%
  BankAmerica Corp. ...................    553,500       23,800,500
  Bank One Corp. ......................    443,500       11,780,469
  Chase Manhattan Corp. ...............    584,000       26,900,500
  Comerica, Inc. ......................    425,200       19,080,850
  PNC Bank Corp. ......................    356,000       16,687,500
                                                     --------------
                                                         98,249,819
                                                     --------------
CHEMICALS -- 2.7%
  Dow Chemical Co. ....................    658,500       19,878,469
  Lyondell Chemical Co. ...............    707,100       11,843,925
  Millennium Chemicals, Inc. ..........    833,798       14,174,566
                                                     --------------
                                                         45,896,960
                                                     --------------
COMPUTERS -- 2.4%
  Compaq Computer Corp. ...............    343,900        8,790,944
  International Business Machines
    Corp. .............................    298,400       32,693,450
                                                     --------------
                                                         41,484,394
                                                     --------------
COMPUTER SOFTWARE & SERVICES -- 1.5%
  Computer Associates International,
    Inc. ..............................    502,900       25,742,194
                                                     --------------
CONSTRUCTION -- 0.8%
  Centex Corp. ........................    627,200(b)     14,739,200
                                                     --------------
CONTAINERS -- 0.5%
  Crown Cork & Seal Co., Inc. .........    529,700        7,945,500
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.1%
  Eastman Kodak Co. ...................    762,200       45,350,900
  Philip Morris Co., Inc. .............    926,400       24,607,500
                                                     --------------
                                                         69,958,400
                                                     --------------
DRUGS & MEDICAL SUPPLIES -- 0.6%
  Merck & Co., Inc. ...................    129,400        9,915,275
                                                     --------------
ELECTRONICS -- 0.1%
  Esterline Technologies Corp.(a) .....    129,900        1,932,263
                                                     --------------
FINANCIAL SERVICES -- 16.6%
  A.G. Edwards, Inc. ..................    768,000       29,952,000
  Associates First Capital Corp. ......    918,900       20,502,956
  Bear, Stearns & Co., Inc. ...........  1,034,434       43,058,315
  Countrywide Mortgage Investments,
    Inc. ..............................    539,900       16,365,719
  Lehman Brothers Holdings, Inc. ......  1,038,200       98,174,787
  PaineWebber Group, Inc. .............  1,220,800       55,546,400
  Washington Mutual, Inc. .............    766,400       22,129,800
                                                     --------------
                                                        285,729,977
                                                     --------------

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
FOOD & BEVERAGE -- 2.8%
  Nabisco Group Holdings Corp. ........  1,853,380   $   48,072,044
                                                     --------------
FOREST PRODUCTS -- 4.0%
  Georgia-Pacific Corp. ...............    972,200(b)     25,520,250
  Longview Fibre Co. ..................  1,333,500       14,751,844
  Louisiana-Pacific Corp. .............  1,299,900       14,136,413
  Rayonier, Inc. ......................    401,000       14,385,875
                                                     --------------
                                                         68,794,382
                                                     --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 5.4%
  Columbia/HCA Healthcare Corp. .......  1,287,000       39,092,625
  Humana, Inc.(a)......................  3,064,600       14,939,925
  Tenet Healthcare Corp. (a)...........  1,461,300       39,455,100
                                                     --------------
                                                         93,487,650
                                                     --------------
HOUSING RELATED -- 4.6%
  Hanson, PLC, ADR (United Kingdom)....  1,265,050       44,593,012
  Kaufman & Broad Home Corp. ..........    940,000(b)     18,623,750
  Ryland Group, Inc. ..................    693,100       15,334,838
                                                     --------------
                                                         78,551,600
                                                     --------------
INSURANCE -- 3.2%
  Aetna, Inc. .........................    324,200       20,809,587
  Allstate Corp. ......................    604,900       13,459,025
  SAFECO Corp. ........................    704,500       14,001,938
  Selective Insurance Group, Inc. .....    401,900        7,636,100
                                                     --------------
                                                         55,906,650
                                                     --------------
MACHINERY -- 1.7%
  Cascade Corp. .......................    115,900        1,383,556
  Ingersoll-Rand Co. ..................    200,000        8,050,000
  Snap-On, Inc. .......................    722,800       19,244,550
                                                     --------------
                                                         28,678,106
                                                     --------------
MEDIA -- 1.1%
  Donnelley (R.R.) & Sons Co. .........    860,800       19,421,800
                                                     --------------
METALS - FERROUS -- 2.5%
  AK Steel Holding Corp. ..............    789,200        6,313,600
  USX -- U.S. Steel Group..............  1,975,400       36,668,362
                                                     --------------
                                                         42,981,962
                                                     --------------
METALS - NON FERROUS -- 3.2%
  ALCOA, Inc. .........................  1,905,206       55,250,974
                                                     --------------
OIL & GAS -- 5.1%
  Anadarko Petroleum Corp. ............    245,100(b)     12,086,494
  ENSCO International, Inc.............    188,600        6,754,237
  Noble Affiliates, Inc. ..............    824,000       30,694,000
  Pioneer Natural Resources Co. .......  2,582,617       32,928,367
  USX-Marathon Corp. ..................    233,100        5,842,069
                                                     --------------
                                                         88,305,167
                                                     --------------
OIL & GAS SERVICES -- 1.5%
  McDermott International, Inc. .......  2,938,100       25,892,006
                                                     --------------
PRECIOUS METALS -- 1.1%
  Stillwater Mining Co. (a)............    712,500       19,860,937
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B44

JUNE 30, 2000 (UNAUDITED)

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
REAL ESTATE INVESTMENT TRUST -- 7.9%
  Crescent Real Estate Equities Co. ...  1,738,000   $   35,629,000
  Equity Office Properties Trust.......    550,178       15,164,281
  Equity Residential Properties
    Trust..............................    987,800       45,438,800
  Manufactured Home Communities,
    Inc. ..............................    220,200        5,271,038
  Vornado Realty Trust.................  1,002,500       34,836,875
                                                     --------------
                                                        136,339,994
                                                     --------------
RETAIL -- 1.2%
  CVS Corp. ...........................    110,900        4,436,000
  Heilig-Meyers Co. ...................    550,100          653,244
  The Limited, Inc. ...................    726,432       15,709,092
                                                     --------------
                                                         20,798,336
                                                     --------------
TELECOMMUNICATIONS -- 5.9%
  AT&T Corp. ..........................    635,900(b)     20,110,337
  CenturyTel, Inc. ....................     81,800        2,374,016
  GTE Corp. ...........................    639,500       39,808,875
  Motorola, Inc. ......................    267,600        7,777,125
  SBC Communications, Inc. ............    203,400        8,797,050
  Sprint Corp. ........................    446,100       22,751,100
                                                     --------------
                                                        101,618,503
                                                     --------------
TOBACCO -- 1.4%
  R.J. Reynolds Tobacco Holdings,
    Inc. ..............................    851,560       23,790,457
                                                     --------------
TRANSPORTATION -- 1.3%
  Sabre Group Holdings, Inc. (Class "A"
    Stock).............................    770,967       21,972,559
                                                     --------------
UTILITIES -- 2.1%
  Nisource Incorporated................    925,800       17,243,025
  PECO Energy Co. .....................    450,200       18,148,687
                                                     --------------
                                                         35,391,712
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,610,355,556)...........................    1,648,668,663
                                                     --------------
               PREFERRED
            STOCKS -- 1.4%
METALS - NON FERROUS -- 0.3%
  Bethlehem Steel Corp., (Cum. Conv.),
    $3.50..............................    256,500        4,488,750
  Hecla Mining Co. (Cum. Conv.),
    7.00%, Ser. B......................     60,600        1,166,550
                                                     --------------
                                                          5,655,300
                                                     --------------
RETAIL -- 1.1%
  Kmart Corp. (Cum. Conv.), 7.75%......    523,700       19,082,319
                                                     --------------
REAL ESTATE DEVELOPMENT
  Union Pacific Capital Trust, 6.25%...      4,900          194,775
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $46,106,438)..............................       24,932,394
                                                     --------------

                                         PRINCIPAL
                               MOODY'S    AMOUNT         VALUE
CONVERTIBLE                    RATING      (000)        (NOTE 2)
BONDS -- 0.4%                  -------   ---------   --------------
OIL & GAS SERVICES -- 0.3%
  Baker Hughes, Inc.,
    Zero Coupon 05/05/08.....    A3       $ 5,900    $    4,527,188
                                                     --------------
REAL ESTATE INVESTMENT
  TRUST -- 0.1%
  Malan Realty Investors,
    Inc., 9.50%, 07/15/04....    A2         2,930         2,658,975
                                                     --------------
TOTAL CONVERTIBLE BONDS
  (cost $7,186,099)...............................        7,186,163
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,663,648,093)...........................    1,680,787,220
                                                     --------------

SHORT-TERM INVESTMENTS -- 4.3%
COMMERCIAL PAPER -- 1.4%
  Keyspan Corp., 7.00%
    07/28/00.................    P2         3,240(c)      3,224,250
  Phillips Pete Co., 7.30%
    07/03/00.................    P2        16,000(c)     16,000,000
  TRW, Inc., 6.90% 08/15/00..    P2         5,000(c)      4,958,792
                                                     --------------
                                                         24,183,042
                                                     --------------
TIME DEPOSIT -- 1.7%
  Deutsche Bank AG, 7.125%
    07/03/00.................    P1         3,611(c)      3,611,000
  Dexia Bank, 7.062%
    07/03/00.................    P1        26,000(c)     26,000,000
                                                     --------------
                                                         29,611,000
                                                     --------------
  REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase
    Agreement Account,
    6.49%, 07/03/00
    (cost $21,298,000; Note
    5).......................              21,298        21,298,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $75,092,042)..............................       75,092,042
                                                     --------------
TOTAL INVESTMENTS -- 101.9%
  (cost $1,738,797,093; Note 6).......                1,755,879,262
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9)%....................                  (33,724,021)
                                                     --------------
NET ASSETS -- 100.0%..................               $1,722,155,241
                                                     ==============

The following abbreviations are used in portfolio descriptions:
   ADR American Depository Receipt.
   PLC Public Limited Company (British Corporation).
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $50,735,826; cash collateral of $53,524,300 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B45

                                EQUITY PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 84.1%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUTOMOBILES & TRUCKS -- 1.1%
  Delphi Automotive Systems Corp. ...     440,325   $    6,412,233
  General Motors Corp. ..............     473,826       27,511,522
  Navistar International Corp. (a)...     395,200       12,275,900
  PACCAR Inc. .......................     279,400       11,088,687
                                                    --------------
                                                        57,288,342
                                                    --------------
CHEMICALS -- 1.4%
  Eastman Chemical Co. ..............     941,550       44,959,012
  Potash Corp. of Saskatchewan, Inc.
    (Canada).........................     380,000       20,971,250
  Wellman, Inc. .....................     798,200       12,920,863
                                                    --------------
                                                        78,851,125
                                                    --------------
CONSTRUCTION & HOUSING -- 0.5%
  Centex Corp. ......................   1,200,000       28,200,000
                                                    --------------
CONSUMER SERVICES -- 3.7%
  CKE Restaurants, Inc. .............   1,933,700        5,801,100
  Darden Restaurants, Inc. ..........   7,922,700      128,743,875
  Hilton Hotels Corp. ...............   3,470,600       32,536,875
  Waste Management, Inc. ............   1,882,292       35,763,548
                                                    --------------
                                                       202,845,398
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 8.2%
  Eastman Kodak Co. .................   3,368,600      200,431,700
  Nabisco Group Holdings Corp. ......   3,710,000       96,228,125
  Philip Morris Co., Inc. ...........   2,025,000       53,789,063
  R.J. Reynolds Tobacco Holdings,
    Inc. ............................   1,236,666       34,549,356
  Sara Lee Corp. ....................   2,497,500       48,232,969
  Service Corp. International (a)....   3,712,100       11,832,319
                                                    --------------
                                                       445,063,532
                                                    --------------
DIVERSIFIED MANUFACTURING -- 0.8%
  American Standard Co., Inc.(a).....   1,050,000       43,050,000
                                                    --------------
FINANCIAL SERVICES -- 13.8%
  American Financial Group, Inc. ....     552,700       13,713,869
  American General Corp. ............     879,704       53,661,944
  AXA Financial, Inc. ...............   2,373,800       79,009,200
  Bank of America Corp. .............   1,789,856       76,963,808
  Bank of New York Co., Inc. ........   1,265,600       58,850,400
  Chubb Corp. .......................   2,206,400      135,693,600
  John Hancock Financial Services,
    Inc.(a)..........................   1,748,100       41,408,119
  Loews Corp. .......................   1,775,000      106,500,000
  Mellon Financial Corp. ............     540,200       19,683,537
  Mercantile Bankshares Corp. .......     419,400       12,503,363
  Old Republic International
    Corp. ...........................   3,198,327       52,772,395
  SAFECO Corp. ......................   2,855,800       56,759,025
  St. Paul Companies, Inc. ..........   1,320,100       45,048,412
                                                    --------------
                                                       752,567,672
                                                    --------------
HEALTHCARE SERVICE -- 16.4%
  Foundation Health Systems,
    Inc.(a)..........................   4,724,610       61,419,930
  HCA - The Healthcare Company.......   5,790,100      175,874,287
  HEALTHSOUTH Corp.(a)...............   5,787,800       41,599,813
  PacifiCare Health Systems,
    Inc.(a)..........................   1,143,900       68,848,481
  Tenet Healthcare Corp.(a)..........   7,321,732      197,686,764
  UnitedHealth Group, Inc. ..........   1,914,900      164,202,675
  Wellpoint Health Networks,
    Inc.(a)..........................   2,570,900      186,229,569
                                                    --------------
                                                       895,861,519
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
HEALTHCARE SERVICE (CONT'D.)
INDUSTRIAL TECHNOLOGY -- 0.1%
  Gerber Scientific, Inc.............     419,800   $    4,827,700
                                                    --------------
METAL & MINERALS -- 4.9%
  Alcoa, Inc. .......................   3,764,000      109,156,000
  Birmingham Steel Corp. (a).........   1,492,400        5,783,050
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "A" Stock)(a)........   3,853,300       35,161,362
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........     319,600        2,956,300
  Newmont Mining Corp. ..............   3,057,000       66,107,625
  Phelps Dodge Corp. ................   1,263,900       47,001,281
                                                    --------------
                                                       266,165,618
                                                    --------------

OIL & GAS -- 6.2%
  Amerada Hess Corp. ................     325,000       20,068,750
  BP Amoco PLC, ADR (United
    Kingdom).........................   1,804,000      102,038,750
  Kerr-McGee Corp. ..................     590,400       34,796,700
  Occidental Petroleum Corp. ........   1,100,000       23,168,750
  Total Fina Elf SA, ADR (France)....   2,075,275      159,407,061
                                                    --------------
                                                       339,480,011
                                                    --------------
PAPER & FOREST PRODUCTS -- 9.2%
  Fort James Corp. ..................     664,000       15,355,000
  Georgia-Pacific Corp. (Timber
    Group)...........................   1,158,000       25,041,750
  Georgia-Pacific Group..............   3,875,800      101,739,750
  International Paper Co. ...........   2,261,200       67,412,025
  Mead Corp. ........................   2,690,300       67,930,075
  Rayonier, Inc. ....................     830,400       29,790,600
  Temple-Inland, Inc. ...............   1,516,600       63,697,200
  Weyerhaeuser Co. ..................   1,522,500       65,467,500
  Willamette Industries, Inc. .......   2,500,000       68,125,000
                                                    --------------
                                                       504,558,900
                                                    --------------
RETAIL -- 5.9%
  Consolidated Stores Corp.(a).......   2,023,800       24,285,600
  Dillard's, Inc. ...................   3,649,000       44,700,250
  IKON Office Solutions, Inc. .......   5,193,000       20,122,875
  J.C. Penney Co., Inc. .............   1,098,800       20,259,125
  Jones Apparel Group, Inc.(a).......     716,973       16,848,866
  Kmart Corp.(a).....................   6,500,000       44,281,250
  Pep Boys - Manny, Moe & Jack.......   1,594,900        9,569,400
  RadioShack Corp. ..................   2,166,900      102,656,887
  Sears, Roebuck & Co. ..............     138,900        4,531,613
  Toys 'R' Us, Inc.(a)...............   2,350,000       34,221,875
                                                    --------------
                                                       321,477,741
                                                    --------------
TECHNOLOGY -- 5.1%
  Arrow Electronics, Inc.(a).........   2,145,500       66,510,500
  Avnet, Inc.........................     887,600       52,590,300
  Compaq Computer Corp...............   4,533,150      115,878,647
  Computer Associates International,
    Inc..............................     791,300       40,504,669
  Lanier Worldwide, Inc.(a)..........   2,884,000        2,884,000
                                                    --------------
                                                       278,368,116
                                                    --------------
TELECOMMUNICATIONS -- 4.4%
  ALLTEL Corp. (a)...................   1,129,588       69,963,857
  AT&T Corp. ........................   1,448,700       45,815,137
  General Motors Corp. (Class "H"
    Stock)(a)........................     166,325       14,595,019

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B46

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Harris Corp. ......................   2,884,000   $   94,451,000
  Loral Space & Communications, Ltd.
    (a)..............................   2,600,000       18,037,500
                                                    --------------
                                                       242,862,513
                                                    --------------
UTILITY -- ELECTRIC -- 2.4%
  American Electric Power Co,
    Inc. ............................     180,000        5,332,500
  GPU, Inc. .........................     500,000       13,531,250
  KeySpan Corp.......................   1,356,432       41,710,284
  Reliant Energy, Inc. ..............     974,519       28,809,218
  Unicom Corp. ......................   1,112,900       43,055,319
                                                    --------------
                                                       132,438,571
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,101,340,677)..........................    4,593,906,758
                                                    --------------

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT
INVESTMENTS --               RATING      (000)
15.8%                        -------   ----------
COMMERCIAL PAPER -- 14.6%
  American Express Co.,
    6.63%, 07/11/00........  P1        $    5,350        5,340,147
  Bank of Montreal,
    6.58%, 07/17/00........  P2            26,537       26,537,000
  Barton Capital Corp.,
    6.58%, 07/25/00........  P1            25,194       25,083,482
    6.60%, 08/07/00........  P1            28,308       28,115,978
  BCI Funding Corp.,
    6.58%, 07/11/00........  P1            14,963       14,935,651
  Black Forest Corp.,
    6.57%, 07/05/00........  P1            20,800       20,784,816
    6.56%, 07/10/00........  P1            35,000       34,942,600
  Blue Ridge Asset,
    6.58%, 07/19/00........  P1            25,000       24,917,750
  Canadian Imperial Bank of
    Commerce,
    6.58%, 07/12/00........  P2            56,000       56,000,000
  Centric Capital Corp.,
    6.65%, 08/08/00........  P1             4,800        4,766,307
  Citicorp,
    6.62%, 08/14/00........  P1            27,000       26,781,540
  Dexia Bank,
    7.13%, 07/03/00........  P2            30,000       30,000,000
  Edison Asset
    Securitization LLC,
    6.65%, 08/10/00........  P1            50,000       49,630,555
  Enterprise Funding Corp.,
    6.60%, 07/19/00........  P1            31,000       30,897,700
    6.55%, 07/28/00........  P1            25,000       24,877,187
  Falcon Asset
    Securitization Corp.,
    6.55%, 07/25/00........  P1            57,000       56,751,100
  General Motors Acceptance
    Corp.,
    6.63%, 07/12/00........  P1             4,500        4,490,884

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT         VALUE
INVESTMENTS                  RATING      (000)         (NOTE 2)
(CONTINUED)                  -------   ----------   --------------
COMMERCIAL PAPER (CONT'D.)
  GTE Corp.,
    6.62%, 07/26/00........  P1        $    5,600   $    5,574,255
  Hartford Financial
    Services,
    6.60%, 08/18/00........  P1            55,000       54,516,000
  Kimberly Clark Corp.,
    6.54%, 07/28/00........  P1            13,000       12,936,235
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00........  P1            20,000       19,904,956
  Old Line Funding Corp.,
    6.57%, 07/17/00........  P1            50,000       49,854,000
  Salomon Smith Barney
    Holdings, Inc.,
    6.54%, 07/28/00........  P1            28,000       27,862,660
  Sony Capital Corp.,
    6.60%, 07/07/00........  P1            50,000       49,945,000
  Target Corp.,
    6.64%, 08/07/00........  P1            20,000       19,863,511
  Thunder Bay Funding,
    Inc.,
    6.58%, 07/17/00........  P1             7,000        6,979,529
    6.56%, 07/18/00........  P1            32,981       32,878,832
    6.56%, 07/20/00........  P1            16,300       16,243,566
  TransAmerica Financial
    Corp.,
    6.60%, 07/17/00........  P1            15,000       14,956,000
  Windmill Funding Corp.,
    6.60%, 07/26/00........  P1            20,000       19,908,333
                                                    --------------
                                                       796,275,574
                                                    --------------
                                       PRINCIPAL
SHORT-TERM                               AMOUNT         VALUE
INVESTMENTS                              (000)         (NOTE 2)
(CONTINUED)                            ----------   --------------
REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase Agreement Account
    6.49%, 07/03/00 (Note 5)........       67,436       67,436,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $863,711,574)............................      863,711,574
                                                    --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $4,965,052,251; Note 6)..................    5,457,618,332
ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 0.1%............................        6,425,993
                                                    --------------
NET ASSETS -- 100.0%.............................   $5,464,044,325
                                                    ==============

The following abbreviations are used in portfolio descriptions:
   ADR  American Depository Receipt.
   PLC   Public Limited Company (British Corporation).
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B47

                               JENNISON PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.9%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
ADVERTISING -- 1.1%
  Omnicom Group Inc. ................     420,200   $   37,424,063
                                                    --------------
COMPUTERS -- 8.9%
  Compaq Computer Corp. .............   1,348,100       34,460,806
  Dell Computer Corp.(a).............     775,300       38,231,981
  EMC Corp.(a).......................     968,000       74,475,500
  Hewlett-Packard Co. ...............     965,500      120,566,812
  Sun Microsystems, Inc.(a)..........     471,800       42,904,313
                                                    --------------
                                                       310,639,412
                                                    --------------
COMPUTER SOFTWARE & SERVICES -- 7.2%
  ASM Lithography Holding N.V.(a)....     555,100       24,493,787
  Cisco Systems, Inc.(a).............   1,854,000      117,844,875
  Juniper Networks, Inc.(a)..........     142,200       20,698,988
  Microsoft Corp.(a).................     758,600       60,688,000
  VERITAS Software Corp.(a)..........     229,050       25,886,229
                                                    --------------
                                                       249,611,879
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Estee Lauder Companies (Class
    "A").............................     414,500       20,491,844
                                                    --------------
DIVERSIFIED OPERATIONS -- 3.2%
  Corning, Inc. .....................     154,200       41,614,725
  General Electric Co. ..............   1,330,000       70,490,000
                                                    --------------
                                                       112,104,725
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 12.8%
  American Home Products Corp. ......   1,061,300       62,351,375
  Amgen, Inc.(a).....................     744,300       52,287,075
  Genetech, Inc.(a)..................     232,800       40,041,600
  Lilly (Eli) & Co. .................     270,200       26,986,225
  Merck & Co., Inc. .................     714,200       54,725,575
  Pfizer, Inc. ......................   2,819,300      135,326,400
  Pharmacia Corp. ...................   1,373,994       71,018,315
                                                    --------------
                                                       442,736,565
                                                    --------------
ELECTRONICS -- 8.5%
  Applied Materials, Inc.(a).........     532,600       48,266,875
  Applied Micro Circuits Corp.(a)....     232,800       22,989,000
  Broadcom Corp.(a)..................      90,200       19,748,162
  Intel Corp. .......................     954,800      127,644,825
  Texas Instruments, Inc. ...........   1,122,100       77,074,244
                                                    --------------
                                                       295,723,106
                                                    --------------
FINANCIAL SERVICES -- 10.0%
  American Express Co. ..............   1,278,600       66,647,025
  Citigroup, Inc. ...................   1,927,200      116,113,800
  Merrill Lynch & Co., Inc. .........     638,600       73,439,000
  Morgan Stanley Dean Witter &
    Co. .............................   1,111,340       92,519,055
                                                    --------------
                                                       348,718,880
                                                    --------------
INSURANCE -- 2.2%
  American International Group,
    Inc. ............................     636,425       74,779,937
                                                    --------------
INTERNET SOFTWARE -- 1.7%
  America Online, Inc.(a)............     706,600       37,273,150
  Verisign, Inc. ....................     128,000       22,592,000
                                                    --------------
                                                        59,865,150
                                                    --------------
MEDIA -- 8.2%
  AT&T Corp. -- Liberty Media Group
    (Class "A" Stock)................   2,239,000       54,295,750
  Clear Channel Communications,
    Inc.(a)..........................     779,100       58,432,500
  Time Warner, Inc. .................     476,900       36,244,400
  Univision Communications Inc(a)....     338,300       35,014,050

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  Viacom, Inc.(a)....................   1,477,119   $  100,721,052
                                                    --------------
                                                       284,707,752
                                                    --------------
OIL & GAS SERVICES -- 1.0%
  Schlumberger, Ltd. ................     479,600       35,790,150
                                                    --------------
RETAIL -- 9.7%
  Costco Wholesale Corp.(a)..........     137,500        4,537,500
  Gap, Inc. (The)....................   1,228,850       38,401,562
  Home Depot, Inc. ..................   2,269,700      113,343,144
  Kohl's Corp.(a)....................   1,277,200       71,044,250
  Tiffany & Co. .....................     525,900       35,498,250
  Wal-Mart Stores, Inc. .............   1,273,400       73,379,675
                                                    --------------
                                                       336,204,381
                                                    --------------
TELECOMMUNICATIONS -- 20.8%
  Allegiance Telecom, Inc.(a)........     475,150       30,409,600
  Ericsson (L.M.) Telephone Co., Inc.
    (ADR) (Sweden)...................   2,318,900       46,378,000
  General Motors Corp (Class "H"
    Stock)...........................     508,300       44,603,325
  Global Crossing Ltd.(a)............   1,580,000       41,573,750
  JDS Uniphase Corp.(a)..............     307,800       36,897,525
  Level 3 Communications, Inc.(a)....     173,300       15,250,400
  Metromedia Fiber Network, Inc. ....     709,200       28,146,375
  Motorola, Inc. ....................   1,026,100       29,821,031
  Nextel Communications, Inc. .......     502,400       30,740,600
  Nextlink Communications(a).........     501,600       19,029,450
  Nokia Corp. (ADR) (Finland)(a).....   2,331,500      116,429,281
  Nortel Networks Corp...............     576,100       39,318,825
  NTL, Inc.(a)(b)....................     740,850       44,358,394
  Qwest Communications International,
    Inc.(a)(b).......................   1,896,100       94,212,469
  Vodafone AirTouch Group PLC, ADR
    (United Kingdom).................   2,574,581      106,684,217
                                                    --------------
                                                       723,853,242
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,573,842,030)..........................    3,332,651,086
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 4.2%                    ----------   --------------
  REPURCHASE AGREEMENT
    Joint Repurchase Agreement
      Account 6.49%, 07/03/00
    (cost $145,588,000; Note 5)......  $  145,588   $  145,588,000
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,719,430,030; Note 6)..................    3,478,239,086
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...............................       (5,109,135)
                                                    --------------
NET ASSETS -- 100.0%.............................   $3,473,129,951
                                                    ==============

The following abbreviations are used in portfolio
descriptions:
ADR  American Depository Receipt
PLC  Public Limited Company (British Corporation)
NV   Naamloze Vennootschap (Dutch Corporation)

(a) Non-income producing security.

(b) Portion of the security on loans: As of June 30, 2000, the Fund had securities on loan with an aggregate market value of $113,899,238. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $119,174,485.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B48

                              20/20 FOCUS PORTFOLIO
JUNE 30, 2000

LONG-TERM INVESTMENTS -- 90.2%                            VALUE
                                            SHARES      (NOTE 2)
COMMON STOCKS                              ---------   -----------
CHEMICALS -- 1.9%
  Eastman Chemical Co. ..................    37,400    $ 1,785,850
                                                       -----------
COMPUTER SERVICES -- 15.0%
  America Online, Inc.(a)................    40,300      2,125,825
  Cisco Systems, Inc.(a).................    47,300      3,006,506
  Compaq Computer Corp. .................    92,100      2,354,306
  EMC Corp.(a)...........................    40,500      3,115,969
  Hewlett-Packard Co. ...................    30,000      3,746,250
                                                       -----------
                                                        14,348,856
                                                       -----------
DIVERSIFIED CONSUMER PRODUCTS -- 6.6%
  Eastman Kodak Co. .....................    54,400      3,236,800
  Philip Morris Co., Inc. ...............   116,600      3,097,187
                                                       -----------
                                                         6,333,987
                                                       -----------
DRUGS & MEDICAL SUPPLIES -- 5.1%
  American Home Products Corp. ..........    27,900      1,639,125
  Pfizer, Inc. ..........................    68,200      3,273,600
                                                       -----------
                                                         4,912,725
                                                       -----------
ELECTRONICS -- 5.4%
  Harris Corp. ..........................    88,700      2,904,925
  Texas Instruments, Inc. ...............    32,300      2,218,606
                                                       -----------
                                                         5,123,531
                                                       -----------
FINANCIAL SERVICES -- 6.7%
  Citigroup, Inc. .......................    55,800      3,361,950
  Merrill Lynch & Co., Inc. .............    26,300      3,024,500
                                                       -----------
                                                         6,386,450
                                                       -----------
FOREST PRODUCTS -- 4.7%
  Mead Corp. ............................    89,500      2,259,875
  Temple-Inland, Inc. ...................    53,300      2,238,600
                                                       -----------
                                                         4,498,475
                                                       -----------
HOSPITALS/HEALTHCARE -- 10.8%
  HCA-The Healthcare Co. ................   130,100      3,951,788
  Tenet Healthcare Corp.(a)..............   149,900      4,047,300
  Wellpoint Health Networks, Inc.(a).....    31,900      2,310,756
                                                       -----------
                                                        10,309,844
                                                       -----------
INSURANCE -- 3.9%
  Loews Corp. ...........................    49,800      2,988,000
  SAFECO Corp. ..........................    36,300        721,463
                                                       -----------
                                                         3,709,463
                                                       -----------
LEISURE -- 3.0%
  Hilton Hotels Corp. ...................   308,000      2,887,500
                                                       -----------
MEDIA -- 4.6%
  AT&T Corp. Liberty Media(a)............   105,700      2,563,225
  Univision Communications, Inc.(a)......    18,200      1,883,700
                                                       -----------
                                                         4,446,925
                                                       -----------

                                                          VALUE
COMMON STOCKS                               SHARES      (NOTE 2)
(CONTINUED)                                ---------   -----------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Lanier Worldwide, Inc.(a) .............    74,200    $    74,200
                                                       -----------
PRECIOUS METALS -- 1.7%
  Freeport-McMoRan Copper & Gold,
    Inc.(a)..............................   176,100      1,606,913
                                                       -----------
RETAIL -- 6.8%
  Dillard's, Inc. .......................   100,900      1,236,025
  Kohl's Corp.(a)........................    42,800      2,380,750
  RadioShack Corporation.................    33,000      1,563,375
  Tiffany & Co. .........................    20,000      1,350,000
                                                       -----------
                                                         6,530,150
                                                       -----------
TELECOMMUNICATIONS -- 13.9%
  Ericsson (L.M.) Telephone Co., Inc.
    (ADR)................................    91,100      1,822,000
  Global Crossing Ltd.(a)................    56,500      1,486,656
  Loral Space & Communications Ltd.(a)...   175,000      1,214,063
  Nokia Corp. (ADR)(a)...................    46,500      2,322,094
  NTL Inc.(a)............................    27,850      1,667,519
  Qwest Communications Int'l, Inc.(a)....    43,900      2,181,281
  Vodafone Airtouch Group PLC (ADR)
    (United Kingdom)(a)..................    62,200      2,577,412
                                                       -----------
                                                        13,271,025
                                                       -----------
TOTAL LONG-TERM INVESTMENTS
  (cost $87,015,803)................................    86,225,894
                                                       -----------
                                           PRINCIPAL
                                            AMOUNT
SHORT-TERM                                   (000)
INVESTMENT -- 10.1%                        ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement,
    6.49%, 07/03/00
    (cost $9,604,000; Note 5)............  $  9,604      9,604,000
                                                       -----------
TOTAL INVESTMENTS -- 100.3%
  (cost $96,619,803; Note 6)........................    95,829,894
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)..................................      (253,278)
                                                       -----------
NET ASSETS -- 100.0%................................   $95,576,616
                                                       ===========

The following abbreviations are used in portfolio descriptions:

   ADR  American Depository Receipt.
   PLC  Public Limited Company (British Corporation).

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B49

                      SMALL CAPITALIZATION STOCK PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM
INVESTMENTS -- 95.3%
                                                       VALUE
                                         SHARES       (NOTE 2)
COMMON STOCKS                           ---------   ------------
ADVERTISING -- 1.3%
  Cyrk, Inc. .........................    19,200    $     96,000
  HA-LO Industries, Inc. .............    59,500         334,687
  Penton Media Inc. ..................    38,800       1,358,000
  Snyder Communications, Inc.(a)......    87,500       2,078,125
  True North Communications, Inc. ....    59,000       2,596,000
                                                    ------------
                                                       6,462,812
                                                    ------------
AEROSPACE -- 0.7%
  Alliant Techsystems, Inc.(a)........    11,500         775,531
  BE Aerospace, Inc.(a)...............    30,400         209,000
  GenCorp Inc. .......................    51,100         408,800
  Kaman Corp. (Class "A" Stock).......    27,800         297,112
  Orbital Sciences Corp.(a)...........    45,700         556,969
  Trimble Navigation, Ltd.(a).........    27,600       1,347,225
                                                    ------------
                                                       3,594,637
                                                    ------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agribrands International, Inc.(a)...    12,500         524,219
  Delta & Pine Land Co................    47,300       1,185,456
                                                    ------------
                                                       1,709,675
                                                    ------------
AIRLINES -- 0.5%
  Atlantic Coast Airlines Holdings,
    Inc.(a)...........................    22,700         720,725
  Mesa Air Group, Inc.(a).............    41,800         231,206
  Midwest Express Holdings, Inc.(a)...    17,300         371,950
  SkyWest, Inc. ......................    30,100       1,115,581
                                                    ------------
                                                       2,439,462
                                                    ------------
APPAREL -- 0.4%
  K-Swiss, Inc. (Class "A" Stock).....    13,100         208,781
  Pacific Sunwear of California,
    Inc.(a)...........................    38,300         718,125
  Phillips-Van Heusen Corp. ..........    33,300         316,350
  Wolverine World Wide, Inc. .........    50,412         497,819
                                                    ------------
                                                       1,741,075
                                                    ------------
APPLIANCES & HOME FURNISHINGS -- 0.2%
  Applica, Inc........................    27,600         312,225
  Salton, Inc. .......................    13,800(c)      508,875
                                                    ------------
                                                         821,100
                                                    ------------
AUTOS - CARS & TRUCKS -- 0.6%
  Action Performance Cos., Inc. ......    20,000(c)      145,000
  Midas, Inc. ........................    19,900         398,000
  Myers Industries, Inc. .............    24,394         262,235
  Simpson Industries, Inc. ...........    22,000         165,688
  Spartan Motors, Inc. ...............    15,300          64,069
  Standard Motor Products, Inc. ......    15,800         134,300
  TBC Corp.(a)........................    25,800         119,325
  Tenneco Automotive, Inc. ...........    41,100         215,775
  Titan International, Inc. ..........    25,200         133,875
  Tower Automotive, Inc. .............    57,300         716,250
  Wabash National Corp. ..............    28,100         335,444
  Wynn's International, Inc. .........    22,725         515,573
                                                    ------------
                                                       3,205,534
                                                    ------------
BANKS AND SAVINGS & LOANS -- 4.3%
  Anchor Bancorp Wisconsin, Inc. .....    30,300         463,969
  Banknorth Group, Inc. ..............    50,917         779,667
  Centura Banks, Inc. ................    48,200       1,635,787

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
                                         SHARES       (NOTE 2)
COMMON STOCKS                           ---------   ------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Chittenden Corp. ...................    34,600    $    845,538
  Commercial Federal Corp.(a).........    70,425       1,095,989
  Community First Bankshares, Inc. ...    61,000         995,062
  Cullen/Frost Bankers, Inc. .........    64,900       1,707,681
  Downey Financial Corp. .............    34,444         998,876
  First Bancorp/Puerto Rico...........    34,800         645,975
  First Midwest Bancorp, Inc. ........    50,300       1,169,475
  Investors Financial Services
    Corp. ............................    35,600       1,412,875
  Provident Bankshares Corp. .........    32,751         442,139
  Queens County Bancorp, Inc. ........    25,850         476,609
  Riggs National Corp.(a).............    34,600         436,825
  Silicon Valley Bancshares...........    54,600       2,327,325
  Silicon Valley Group, Inc.(a).......    40,800       1,055,700
  Southwest Bancorp(a)................    34,200         709,650
  Staten Islands Bancorp Inc. ........    48,400         853,050
  Susquehanna Bancshares, Inc. .......    45,200         644,100
  TrustCo Bank Corp. .................    65,420         817,750
  United Bankshares, Inc. ............    52,200         949,387
  Whitney Holding Corp. ..............    27,600         943,575
                                                    ------------
                                                      21,407,004
                                                    ------------
CHEMICALS -- 1.9%
  Arch Chemicals Inc. ................    27,500         601,562
  AVT Corp. ..........................    38,600         284,675
  Cambrex Corp. ......................    30,100       1,354,500
  Chemed Corp. .......................    12,800         360,800
  Chemfirst, Inc.(a)..................    20,000         482,500
  Geon Co.............................    29,000         536,500
  Lilly Industries, Inc., (Class "A"
    Stock)............................    28,400         853,775
  MacDermid, Inc. ....................    38,100         895,350
  McWhorter Technologies, Inc.(a).....    12,200         237,137
  Mississippi Chemical Corp.(a).......    31,872         151,392
  OM Group, Inc. .....................    29,100       1,280,400
  Omnova Solutions, Inc. .............    51,100         319,375
  Penford Corp. ......................     9,100         195,650
  Quaker Chemical Corp. ..............    10,900         189,388
  Scotts Co. (Class "A" Stock)(a).....    34,200       1,248,300
  TETRA Technologies, Inc. ...........    16,500         234,094
  WD-40 Co............................    18,900         392,175
                                                    ------------
                                                       9,617,573
                                                    ------------
COLLECTIBLES & GIFTS -- 2.5%
  Department 56, Inc. ................    21,200         233,200
  Enesco Group, Inc. .................    16,400          77,900
  Lennox International Inc. ..........    69,900         926,175
                                                    ------------
                                                       1,237,275
                                                    ------------
COMMERCIAL SERVICES -- 4.1%
  AAR Corp. ..........................    33,150         397,800
  ABM Industries, Inc. ...............    27,400         630,200
  Administaff Inc. ...................     8,200         520,700
  ADVO, Inc. .........................    25,100       1,054,200
  Billing Information Concepts
    Corp. ............................    51,800         229,863
  Bowne & Co., Inc. ..................    45,100         453,819
  CDI Corp.(a)........................    23,300         474,738
  Central Parking Corp. ..............    45,050(c)    1,067,122
  Central Vermont Public Service
    Corp. ............................    14,000         154,000
  ChoicePoint, Inc.(a)................    48,370       2,152,465

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B50

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
COMMERCIAL SERVICES (CONT'D.)
  Consolidated Graphics, Inc. ........    17,400    $    163,125
  Dentrite International, Inc. .......    47,850       1,594,003
  Eloyalty Corp.......................    52,400         668,100
  Franklin Covey Co...................    24,700         171,356
  F Y I Inc. .........................    17,800         599,638
  Hooper Holmes, Inc. ................    79,000         632,000
  Information Resources, Inc.(a)......    34,400         135,450
  Insurance Auto Auctions, Inc.(a)....    14,100         297,863
  Interim Services, Inc.(a)...........    77,600       1,377,400
  John H. Harland Co..................    37,000         552,688
  Labor Ready, Inc. ..................    52,250         346,156
  Lason, Inc. ........................    23,100          57,750
  MAXIMUS, Inc.(a)....................    25,700         568,612
  Memberworks, Inc....................    18,200         611,975
  Nelson Thomas, Inc. ................    17,350         148,559
  On Assignment, Inc..................    25,600         780,800
  PAREXEL International Corp.(a)......    30,400         290,700
  Pre-Paid Legal Services, Inc. ......    27,600         824,550
  Primark Corp.(a)....................    24,420         909,645
  Profit Recovery Group Int'l.,
    Inc. .............................    59,500         989,187
  StaffMark, Inc.(a)..................    35,900         240,081
  Startek, Inc........................    17,100         861,412
  Volt Information Sciences, Inc. ....    18,400         606,050
                                                    ------------
                                                      20,562,007
                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 0.7%
  Actel Corp. ........................    26,800       1,222,750
  Davox Corp..........................    16,600         214,763
  Epresence, Inc......................     8,100          58,725
  Foster Wheeler Corp. ...............    49,800         429,525
  Great Plains Software Inc. .........    21,300         418,012
  Phoenix Technology Limited..........    30,400         495,900
  Saga Systems Inc. ..................    34,979         435,051
                                                    ------------
                                                       3,274,726
                                                    ------------
COMPUTER SERVICES -- 6.4%
  American Management Systems,
    Inc.(a)...........................    49,950       1,639,765
  Analysts International Corp. .......    27,600         257,025
  Aspen Technology, Inc. .............    31,000       1,193,500
  Auspex System, Inc.(a)..............    33,600         165,900
  Avid Technology, Inc. ..............    29,100         349,200
  BISYS Group, Inc.(a)................    33,800(c)    2,078,700
  Black Box Corp.(a)..................    24,000       1,900,125
  Cerner Corp.(a).....................    41,100       1,119,975
  Ciber, Inc. ........................    72,300(c)      957,975
  Computer Task Group, Inc. ..........    25,500         129,094
  Epicor Software Corp. ..............    49,900         124,750
  Factset Research Systems, Inc. .....    38,700       1,093,275
  Fair Issac & Co., Inc. .............    17,100         752,400
  FileNet Corp.(a)....................    39,600         727,650
  Henry (Jack) & Associates, Inc. ....    49,500       2,481,187
  Hutchinson Technology, Inc. ........    30,200         430,350
  Insight Enterprises, Inc. ..........    31,600       1,874,275
  Komag, Inc.(a)......................    66,800(c)      116,900
  Kroll O'Gara Co. ...................    27,100         181,231
  Mercury Computer Systems, Inc. .....    25,800         833,662

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
COMPUTER SERVICES (CONT'D.)
  Midway Games, Inc. .................    46,430    $    374,342
  National Data Corp. ................    40,225         925,175
  Pinnacle Systems Inc. ..............    59,300       1,333,323
  Progress Software Corp.(a)..........    42,700         765,931
  QRS Corp.(a)........................    16,500         405,281
  Radisys Corp. ......................    20,100       1,140,675
  Read-Rite Corp.(a)..................    61,000(c)      135,344
  RSA Security, Inc.(a)...............    47,200       3,268,600
  Scott Technologies, Inc. ...........    21,800         374,688
  Standard Microsystems Corp.(a)......    19,000         292,125
  Teledyne Technologies Inc. .........    33,000         552,750
  Telxon Corp. .......................    19,900         355,713
  Xircom, Inc.(a).....................    36,300       1,724,250
  Zebra Technologies Corp. (Class "A"
    Stock)(a).........................    38,300       1,697,169
                                                    ------------
                                                      31,752,305
                                                    ------------
COMPUTERS -- 0.6%
  Apex, Inc.(a).......................    25,400       1,111,250
  Cybex Computer Products Corp.(a)....    23,550       1,012,650
  Exabyte Corp. ......................    27,800         125,100
  Gerber Scientific, Inc. ............    27,100         311,650
  Micros..............................    20,300         376,819
                                                    ------------
                                                       2,937,469
                                                    ------------
CONSTRUCTION -- 1.8%
  Butler Manufacturing Co. ...........     8,600         146,200
  Coachmen Industries, Inc. ..........    19,200         220,800
  Dycom Industries, Inc. .............    47,250       2,173,500
  Elcor Corp. ........................    24,000         552,000
  Florida Rock Industries, Inc. ......    22,600         805,125
  Insituform Technologies, Inc. (Class
    "A" Stock)(a).....................    30,100         816,462
  M.D.C. Holdings, Inc. ..............    27,300         508,463
  Morrison Knudsen Corp.(a)...........    64,000         464,000
  NVR, Inc.(a)........................    11,500         655,500
  Oakwood Homes Corp. ................    57,600         104,400
  Republic Group, Inc. ...............    14,370         129,330
  Shaw Group Inc. ....................    18,700         881,237
  Simpson Manufacturing Co., Inc. ....    14,700         702,844
  Standard Pacific Corp. .............    36,050         360,500
  Stone & Webster, Inc. ..............    15,600          11,700
  Thomas Industries, Inc.(a)..........    19,350         342,253
                                                    ------------
                                                       8,874,314
                                                    ------------
CONSUMER CYCLICAL -- 0.1%
  Jakks Pacific Inc. .................    23,100         340,725
                                                    ------------
CONTAINERS -- 0.2%
  Aptar Group, Inc. ..................    44,600       1,204,200
                                                    ------------
COSMETICS & SOAPS
  Nature's Sunshine Products, Inc. ...    20,900         146,300
                                                    ------------
DISTRIBUTION/ WHOLESALERS -- 0.4%
  Castle (A.M.) & Co..................    17,100         142,144
  SCP Pool Corporation................    20,700         486,450
  United Stationers, Inc. ............    41,600       1,346,800
                                                    ------------
                                                       1,975,394
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B51

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.1%
  Barnes Group, Inc. .................    23,200    $    378,450
  CLARCOR, Inc. ......................    29,300         582,337
  Cuno, Inc. .........................    20,000         462,500
  Griffon Corp.(a)....................    36,400         202,475
  Insteel Industries, Inc. ...........    10,300          63,731
  Intermet Corp.(a)...................    28,300         194,563
  Justin Industries, Inc. ............    31,100         680,312
  Lydall, Inc.(a).....................    19,100         202,938
  Mueller Industries, Inc.(a).........    42,800       1,198,400
  SPS Technologies, Inc.(a)...........    15,400         632,362
  Standex International Corp. ........    15,600         247,650
  Valmont Industries, Inc. ...........    28,700         570,413
                                                    ------------
                                                       5,416,131
                                                    ------------
DRUGS & MEDICAL SUPPLIES -- 9.3%
  ADAC Laboratories...................    25,200         604,800
  Advanced Tissue Sciences, Inc.(a)...    69,200         555,762
  Alliance Pharmaceutical Corp. ......    57,400         645,750
  Barr Laboratories, Inc.(a)..........    42,150       1,888,847
  Baxter International, Inc. .........     4,094         287,874
  Cephalon, Inc.(a)...................    39,600(c)    2,371,050
  Coherent, Inc.(a)...................    30,400       2,549,800
  Conmed Corp. .......................    18,700         483,863
  COR Therapeutics, Inc.(a)...........    30,800(c)    2,627,625
  Cygnus, Inc.(a).....................    30,200         430,350
  Diagnostic Products.................    16,700         534,400
  Dura Pharmaceuticals, Inc...........    54,000         776,250
  Enzo Biochem, Inc. .................    30,718(c)    2,119,542
  Hanger Orthopedic Group, Inc........    23,300         115,044
  Hologic, Inc.(a)....................    18,700(c)      126,225
  IDEC Pharmaceuticals Corp.(a).......    51,800       6,076,787
  IDEXX Laboratories, Inc.(a).........    44,700       1,022,512
  Immune Response Corp. ..............    31,600         343,650
  Invacare Corp. .....................    36,700         963,375
  Jones Pharmaceutical, Inc. .........    79,550       3,177,028
  Medicis Pharmaceutical Corp. (Class
    "A" Stock)(a).....................    35,700       2,034,900
  NBTY, Inc.(a).......................    80,800         515,100
  Noven Pharmaceuticals, Inc.(a)......    26,300         790,644
  Osteotech, Inc. ....................    17,300         181,650
  Owens & Minor, Inc. ................    39,900         685,781
  Priority Healthcare Corp. ..........    26,766       1,989,048
  Protein Design Labs, Inc.(a)........    22,900       3,777,427
  Regeneron Pharmaceuticals,
    Inc.(a)...........................    41,500       1,237,219
  Resmed, Inc. .......................    36,700         981,725
  Respironics, Inc.(a)................    35,800         644,400
  SpaceLabs Medical, Inc.(a)..........    11,500         129,375
  Summit Technology, Inc.(a)..........    57,100       1,077,762
  Sunrise Medical, Inc.(a)............    27,100         132,113
  Syncor International Corp.(a).......    14,500       1,044,000
  Techne Corp. .......................    24,800       3,224,000
  Vital Signs, Inc. ..................    15,100         273,688
                                                    ------------
                                                      46,419,366
                                                    ------------
ELECTRICAL EQUIPMENT -- 3.5%
  Anixter International, Inc.(a)......    44,200       1,171,300
  Baldor Electric Co..................    43,866         817,004

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
ELECTRICAL EQUIPMENT (CONT'D.)
  C-Cube Microsystems, Inc............    49,000    $    961,625
  C&D Technologies....................    31,800       1,796,700
  Gentex Corp.(a).....................    89,600       2,251,200
  Harmon Industries, Inc. ............    13,800         182,850
  KEMET Corp.(a)......................   106,200       2,661,637
  Kent Electronics Corp.(a)...........    34,400       1,025,550
  Kulicke & Soffa Industries, Inc.....    28,900       1,715,938
  SLI, Inc. ..........................    43,700         529,863
  Technitrol, Inc. ...................    19,900       1,927,812
  Valence Technology, Inc.(a).........    42,100         776,219
  Vicor Corp.(a)......................    50,400       1,754,550
                                                    ------------
                                                      17,572,248
                                                    ------------
ELECTRONICS -- 5.6%
  Alpha Industries, Inc...............    48,600       2,141,437
  Analogic Corp. .....................    15,700         628,000
  Artesyn Technologies, Inc. .........    45,500       1,265,469
  Audiovox Corp. .....................    26,300         580,244
  Belden, Inc. .......................    29,800         763,625
  Benchmark Electronics, Inc.(a)......    19,800         723,937
  BMC Industries, Inc. ...............    33,400         135,688
  Cable Design Technologies...........    34,500       1,155,750
  Checkpoint Systems, Inc. ...........    36,800         276,000
  Cohu, Inc. .........................    24,300         655,341
  CTS Corp. ..........................    33,700       1,516,500
  Dionex Corp.(a).....................    27,000         722,250
  Electro Scientific Industries,
    Inc. .............................    32,300       1,422,209
  Electroglas, Inc....................    24,400         524,600
  Esterline Technologies Corp.(a).....    21,200         315,350
  Helix Technology Corp. .............    27,300       1,064,700
  Innovex, Inc. ......................    18,100         176,475
  Intermagnetics General Corp. .......    15,783         298,891
  International Rectifier Corp.(a)....    74,700       4,183,200
  Itron, Inc.(a)......................    18,200(c)      150,150
  Methode Eletronics, Inc. (Class "A"
    Stock)............................    43,100       1,664,737
  Park Electrochemical Corp. .........    12,800         461,600
  Photronics, Inc.(a).................    29,300         831,387
  Pioneer Standard Electronics,
    Inc. .............................    33,300(c)      491,175
  Plexus Corp.(a).....................    21,300       2,406,900
  S3, Inc.(a).........................    93,000       1,371,750
  Three-Five Systems, Inc.(a).........    22,150       1,306,850
  Ultratech Stepper, Inc.(a)..........    26,100         388,238
  X-Rite, Inc. .......................    25,900         236,338
                                                    ------------
                                                      27,858,791
                                                    ------------
ELECTRONIC COMPONENTS -- 0.4%
  Sanmina Corp. ......................    23,380       1,998,990
                                                    ------------
ENERGY -- 0.4%
  UGI Corp. ..........................    33,300         682,650
  Unisource Energy Corp...............    39,800         597,000
  Veritas DGC, Inc.(a)................    31,600         821,600
                                                    ------------
                                                       2,101,250
                                                    ------------
ENGINEERING -- 0.1%
  URS Corp. ..........................    19,400         295,850
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B52

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
ENVIRONMENTAL SERVICES -- 0.3%
  Ionics, Inc.(a).....................    19,800    $    606,375
  Tetra Tech, Inc.(a).................    47,050       1,076,269
                                                    ------------
                                                       1,682,644
                                                    ------------
FINANCIAL SERVICES -- 4.4%
  AmeriCredit Corp. ..................    91,500       1,555,500
  Charles Schwab Corp. ...............   117,717       3,958,249
  Commerce Bancorp, Inc. .............    35,994       1,655,724
  Dain Rauscher Corp. ................    15,300       1,009,800
  Eaton Vance Corp. ..................    43,100       1,993,375
  HUBCO, Inc. ........................    61,702       1,384,439
  Jeffries Group, Inc. ...............    29,300         591,494
  MAF Bancorp, Inc. ..................    29,400         534,712
  Morgan Keegan, Inc. ................    35,500         523,625
  National Discount Brokers Group.....    20,800         663,000
  Pioneer Group, Inc. ................    32,400       1,372,950
  Radian Group, Inc. .................    45,500       2,354,625
  Raymond James Financial, Inc. ......    56,218       1,264,905
  SEI Corp. ..........................    65,100       2,591,794
  South Financial Group Inc. .........    31,400         455,300
                                                    ------------
                                                      21,909,492
                                                    ------------
FOOD & BEVERAGE -- 2.2%
  American Italian Pasta Co. (Class
    "A" Stock)........................    22,400         463,400
  Beringer Wine Estates Holdings,
    Inc. .............................    24,000         847,500
  Canandaigua Wine Co. ...............    22,100       1,114,669
  Chiquita Brands International,
    Inc. .............................    80,475         316,870
  Coca-Cola Bottling Co...............    10,700         460,267
  Corn Products International,
    Inc. .............................    45,500       1,205,750
  Earthgrains Co......................    51,800       1,006,862
  Fleming Companies, Inc. ............    47,400         619,163
  Hain Celestial Group Incorporated...    22,200         814,463
  J & J Snack Foods Corp.(a)..........    11,000         196,625
  Michael Foods, Inc. ................    24,800         607,600
  Nash-Finch Co.......................    13,800         113,850
  Performance Food Group Co.(a).......    17,300         553,600
  Ralcorp Holdings, Inc. .............    37,300         456,925
  Smithfield Foods, Inc.(a)...........    71,000       1,992,437
  United Natural Foods, Inc. .........    22,300         306,625
                                                    ------------
                                                      11,076,606
                                                    ------------
FURNITURE -- 0.6%
  Aaron Rents, Inc. ..................    24,300         305,269
  Bassett Furniture Industries,
    Inc. .............................    14,900         188,112
  Ethan Allen Interiors, Inc.(a)......    49,950       1,198,800
  Interface, Inc. (Class "A" Stock)...    62,900         239,806
  La-Z-Boy Chair Co. .................    75,000       1,050,000
                                                    ------------
                                                       2,981,987
                                                    ------------
HEALTHCARE -- 2.9%
  Bio-Technology General Corp.(a).....    64,600         851,912
  Biomatrix, Inc.(a)..................    28,100(c)      635,763
  Cooper Companies, Inc. (The) .......    17,100         622,013
  Coventry Corp.......................    72,300         963,623
  Datascope Corp......................    18,400         662,400
  Laser Vision Ctrs, Inc. ............    30,800         190,575
  MedQuist, Inc.......................    43,900       1,492,600

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
HEALTHCARE (CONT'D.)
  Mentor Corp. .......................    29,700    $    807,469
  Organogenesis, Inc.(a)..............    37,200         425,475
  Patterson Dental Co.(a).............    41,200       2,101,200
  Pharmaceutical Product Development,
    Inc. .............................    30,100         632,100
  Renal Care Group, Inc.(a)...........    54,650       1,336,363
  Sierra Health Services, Inc.(a).....    32,825         104,630
  Smith (A.O.) Corp. .................    28,600         598,813
  Sola International, Inc.(a).........    30,400         148,200
  Theragenics Corp. ..................    36,000         308,250
  US Oncology, Inc. ..................   105,000         525,000
  Varian Med Systems, Inc. ...........    37,800       1,478,925
  Wesley Jessen Visioncare, Inc. .....    21,400         803,837
                                                    ------------
                                                      14,689,148
                                                    ------------
HOSPITALS/HEALTHCARE MANAGEMENT -- 0.9%
  Advance Paradigm, Inc.(a)...........    26,200         537,100
  Curative Health Services, Inc. .....    12,300          74,184
  Magellan Health Services, Inc.(a)...    39,100          48,875
  Orthodontic Centers of America,
    Inc...............................    58,800       1,330,350
  Pediatrix Medical Group, Inc.(a)....    19,000(c)      220,875
  Universal Health Services, Inc.
    (Class "B" Stock)(a)..............    37,475       2,454,612
                                                    ------------
                                                       4,665,996
                                                    ------------
HOUSING RELATED -- 0.8%
  Champion Enterprises, Inc.(a).......    58,200         283,725
  D.R.Horton, Inc. ...................    75,425       1,022,951
  Fedders Corp. ......................    43,900         255,169
  Fleetwood Enterprises, Inc. ........    39,900         568,575
  National Presto Industries, Inc. ...     9,000         276,750
  Ryland Group, Inc. .................    17,425         385,528
  Skyline Corp. ......................    10,700         230,050
  Toll Brothers, Inc.(a)..............    44,600         914,300
                                                    ------------
                                                       3,937,048
                                                    ------------
INDUSTRIALS -- 0.1%
  Circle Int'l Group Inc. ............    21,200         532,650
                                                    ------------
INSURANCE -- 2.1%
  Arthur J. Gallagher & Co............    44,900       1,885,800
  Delphi Financial Group, Inc.(a).....    25,279         857,906
  E.W. Blanch Holdings, Inc. .........    16,100         327,031
  Enhance Financial Services Group,
    Inc. .............................    46,500         668,438
  Fidelity National Financial,
    Inc. .............................    82,061       1,502,742
  First American Financial Corp. .....    79,700       1,140,706
  Fremont General Corp. ..............    85,540         336,814
  Hilb, Rogal & Hamilton Co...........    16,100         558,469
  Mutual Risk Management, Ltd.........    53,400         924,487
  RLI Corp............................    12,100         420,475
  SCPIE Holdings Inc. ................    14,800         303,400
  Selective Insurance Group, Inc. ....    33,600         638,400
  Trenwick Group, Inc. ...............    20,750         302,172
  Zenith National Insurance Corp. ....    21,000         446,250
                                                    ------------
                                                      10,313,090
                                                    ------------
LEISURE -- 1.1%
  Anchor Gaming.......................    14,700         704,681
  Aztar Corp.(a)......................    53,400         827,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B53

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
LEISURE (CONT'D.)
  Carmike Cinemas, Inc. (Class "A"
    Stock)(a).........................    13,900    $     53,863
  GC Companies, Inc.(a)...............     9,500         212,562
  Huffy Corp. ........................    12,400          53,475
  K2, Inc.(a).........................    21,800         181,213
  Marcus Corp. .......................    36,525         442,866
  Pinnacle Entertainment Inc. ........    31,900         620,056
  Polaris Industries, Inc. ...........    29,800         953,600
  Prime Hospitality Corp.(a)..........    59,700         563,419
  Sturm Ruger & Co., Inc. ............    32,900         291,987
  Thor Industries, Inc. ..............    14,800         310,800
  Winnebago Industries, Inc. .........    26,600         347,462
                                                    ------------
                                                       5,563,684
                                                    ------------
MACHINERY -- 3.0%
  Applied Industrial Technologies,
    Inc. .............................    25,400         415,925
  Applied Power, Inc. (Class "A"
    Stock)............................    47,795       1,601,132
  Astec Industries, Inc.(a)...........    23,400         593,775
  Cognex Corp.(a).....................    50,700       2,623,725
  Dril-Quip, Inc. ....................    21,100         986,425
  Flow International Corp.(a).........    18,000         180,000
  Gardner Denver Machinery, Inc.(a)...    18,300         327,113
  Graco, Inc. ........................    25,000         812,500
  IDEX Corp. .........................    36,200       1,142,563
  JLG Industries, Inc. ...............    54,200         643,625
  Lindsay Manufacturing Co.(a)........    15,112         296,573
  Manitowoc Co., Inc. ................    31,812         850,971
  Paxar Corp. ........................    57,052         681,058
  Regal Beloit Corp. .................    25,600         411,200
  Robbins & Myers, Inc. ..............    13,400         305,688
  Roper Industries, Inc. .............    37,000         948,125
  Royal Appliance Manufacturing
    Co.(a)............................    21,100         120,006
  Specialty Equipment Co., Inc. ......    23,400         634,725
  Speedfam-IPEC, Inc. ................    36,000         654,750
  Toro Co.............................    15,500         510,531
                                                    ------------
                                                      14,740,410
                                                    ------------
MEDIA -- 0.8%
  Catalina Marketing Corp.(a).........    22,400(c)    2,284,800
  Harman International................    21,000       1,281,000
  Interpublic Group of Cos., Inc. ....    12,588         521,620
                                                    ------------
                                                       4,087,420
                                                    ------------
METALS - FERROUS -- 0.6%
  Birmingham Steel Corp. .............    24,600          95,325
  Commercial Metals Co................    17,600         484,000
  Mascotech, Inc. ....................    54,400         588,200
  Material Sciences Corp.(a)..........    18,725         187,250
  Quanex Corp. .......................    17,425         259,197
  Reliance Steel & Aluminum Co........    34,000         650,250
  Steel Dynamics, Inc. ...............    58,600         531,062
  Steel Technologies, Inc. ...........    13,300          94,763
  WHX Corp.(a)........................    17,500(c)       96,250
                                                    ------------
                                                       2,986,297
                                                    ------------
METALS - NON FERROUS -- 0.3%
  Amcast Industrial Corp. ............    10,900          95,375
  AMCOL International Corp. ..........    32,750         540,375

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
METALS - NON FERROUS (CONT'D.)
  Brush Wellman, Inc. ................    19,900    $    310,937
  Commonwealth Industries, Inc. ......    20,300         119,263
  IMCO Recycling, Inc.(a).............    20,200         109,838
  RTI International Metals, Inc.(a)...    25,400         288,925
  Wolverine Tube, Inc.(a).............    15,500         263,500
                                                    ------------
                                                       1,728,213
                                                    ------------
MINERAL RESOURCES -- 0.2%
  SEACOR Holdings, Inc.(a)............    20,700         800,831
                                                    ------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.0%
  Apogee Enterprises, Inc. ...........    33,900         119,709
  Brightpoint, Inc. ..................    65,200         564,387
  CPI Corp. ..........................    11,000         232,375
  Fossil, Inc.(a).....................    39,200         761,950
  Lawson Products, Inc. ..............    12,700         312,738
  Libbey, Inc. .......................    19,600         629,650
  Texas Industries, Inc. .............    25,700         742,087
  Tredegar Industries, Inc. ..........    45,550         865,450
  Watsco, Inc. .......................    35,600         445,000
  Watts Industries, Inc. (Class "A"
    Stock)............................    32,300         407,788
                                                    ------------
                                                       5,081,134
                                                    ------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.1%
  Dimon, Inc. ........................    54,375         115,547
  Hughes Supply, Inc. ................    28,750         567,813
                                                    ------------
                                                         683,360
                                                    ------------
NETWORKING -- 0.2%
  C-Cor.Net Corp. ....................    39,200       1,058,400
                                                    ------------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Nashua Corp. .......................     7,200          59,400
  New England Business Service,
    Inc. .............................    16,500         268,125
                                                    ------------
                                                         327,525
                                                    ------------
OIL & GAS -- 2.0%
  Cabot Oil & Gas Corp. (Class "A"
    Stock)............................    34,800         737,325
  Cascade Natural Gas Corp. ..........    13,522         225,648
  Cross (A.T.) Co. (Class "A"
    Stock)............................    17,900          88,381
  Cross Timbers Oil Co................    59,575       1,318,097
  Laclede Gas Co......................    13,900         267,575
  Newfield Exploration Co.(a).........    50,850       1,989,506
  Northwest Natural Gas Co............    30,600         684,675
  Piedmont Natural Gas Company,
    Inc. .............................    38,300       1,017,344
  Remington Oil and Gas Corp. ........    26,000         195,000
  Southern Union Co.(a)...............    59,261         937,064
  Southwest Gas Corp. ................    37,700         659,750
  Vintage Petroleum, Inc. ............    76,300       1,721,519
                                                    ------------
                                                       9,841,884
                                                    ------------
OIL & GAS SERVICES -- 3.1%
  Atwood Oceanics, Inc. ..............    16,800         745,500
  Barrett Resources Corp.(a)..........    39,810       1,211,717
  Cal Dive International, Inc. .......    19,000       1,029,563
  Eagle Geophysical, Inc. ............     1,651               8
  Energen Corp. ......................    36,800         802,700
  Friede Goldman Halter, Inc. ........    48,713         435,372
  HS Resources, Inc.(a)...............    23,000         690,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B54

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
OIL & GAS SERVICES (CONT'D.)
  Input/Output, Inc.(a)...............    61,900    $    522,281
  Louis Dreyfus Natural Gas
    Corp.(a)..........................    49,200       1,540,575
  New Jersey Resources Corp. .........    21,800         829,763
  Oceaneering International,
    Inc.(a)...........................    27,800         528,200
  Offshore Logistics, Inc.(a).........    25,800         370,875
  Plains Resources, Inc.(a)...........    21,900         350,400
  Pogo Producing Co...................    49,200       1,088,550
  Pride International, Inc. ..........    73,900       1,829,025
  Seitel, Inc.(a).....................    29,594         240,451
  Southwestern Energy Co..............    30,400         190,000
  St. Mary Land & Exploration Co......    13,600         572,050
  Stone Energy Corp.(a)...............    22,400       1,338,400
  Varco Int'l., Inc. .................    54,600       1,269,450
                                                    ------------
                                                      15,584,880
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.6%
  Brady (W.H.) Co. (Class "A"
    Stock)............................    27,700         900,250
  Buckeye Technologies, Inc.(a).......    42,800         938,925
  Caraustar Industries, Inc. .........    31,100         470,388
  Pope & Talbot, Inc. ................    18,325         293,200
  Schweitzer-Mauduit Int'l., Inc. ....    19,200         240,000
  Universal Forest Products, Inc. ....    24,800         341,000
                                                    ------------
                                                       3,183,763
                                                    ------------
PHARMACEUTICALS -- 1.4%
  Alpharma, Inc. .....................    42,300       2,633,175
  Bindley Western, Inc. ..............    41,266       1,090,970
  Vertex Pharmaceuticals, Inc. .......    31,400       3,308,775
                                                    ------------
                                                       7,032,920
                                                    ------------
PRECIOUS METALS -- 0.3%
  Coeur D'Alene Mines Corp. ..........    35,600(c)       86,775
  Stillwater Mining Co.(a)............    46,300       1,290,613
                                                    ------------
                                                       1,377,388
                                                    ------------
REAL ESTATE -- 0.1%
  Lennar Corp. .......................    14,976         303,264
                                                    ------------
RESTAURANTS -- 1.6%
  Applebee's Int'l., Inc. ............    33,300       1,009,406
  CEC Entertainment, Inc. ............    33,275         852,672
  Cheesecake Factory(a)...............    36,825       1,012,687
  CKE Restaurants, Inc. ..............    61,712         185,136
  IHOP Corp.(a).......................    24,600         412,050
  Jack In the Box, Inc.(a)............    46,800       1,152,450
  Landry's Seafood Restaurants,
    Inc. .............................    30,300         257,550
  Luby's Cafeterias, Inc. ............    27,400         219,200
  Ruby Tuesday, Inc.(a)...............    75,800         952,237
  Ryan's Family Steak Houses,
    Inc.(a)...........................    44,200         372,938
  Sonic Corp.(a)......................    22,325         655,797
  Taco Cabana, Inc. (Class "A"
    Stock)(a).........................    16,000         106,000
  Triarc Companies, Inc. (Class "A"
    Stock)(a).........................    28,900         592,450
                                                    ------------
                                                       7,780,573
                                                    ------------
RETAIL -- 5.4%
  99 Cents Only Stores................    40,900       1,630,888
  Ames Department Stores, Inc. .......    35,600         275,900
  AnnTaylor Stores Corp.(a)...........    38,600       1,278,625

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
RETAIL (CONT'D.)
  Arctic Cat, Inc. ...................    30,500    $    362,188
  Bombay Company, Inc.(a).............    44,300         130,131
  Books-A-Million, Inc.(a)............    22,100         102,213
  Brown Shoe Co., Inc. ...............    22,850         297,050
  Building Materials Holdings Corp....    15,400         135,713
  Caseys General Stores, Inc. ........    64,400         668,150
  Cash America International, Inc. ...    30,943         228,205
  Cato Corp. (Class "A" Stock)........    31,600         367,350
  Consolidated Products, Inc. ........    35,882         322,938
  Copart, Inc.(a) ....................    65,600       1,049,600
  Cost Plus, Inc......................    25,100         720,056
  Damark International, Inc.(a).......     6,700         144,050
  Discount Auto Parts, Inc.(a)........    20,400         204,000
  Dress Barn, Inc.(a).................    22,300         493,388
  Footstar, Inc.(a)...................    25,500         847,875
  Goody's Family Clothing, Inc. ......    40,400         222,200
  Gottschalks, Inc.(a)................    15,300          96,581
  Group 1 Automotive, Inc.(a).........    25,900         310,800
  Hancock Fabrics, Inc. ..............    23,200          98,600
  J. Baker, Inc.(a)...................    17,100          99,394
  Jan Bell Marketing, Inc.(a).........    27,500          65,312
  Jo-Ann Stores, Inc. (Class "A"
    Stock) ...........................    21,800         152,600
  Just For Feet, Inc. ................    34,000             797
  Lillian Vernon Corp. ...............    10,900         114,450
  Linens 'n Things, Inc. .............    48,200       1,307,425
  Michaels Stores, Inc.(a)............    37,800       1,731,712
  MicroAge, Inc.(a)...................    39,200       1,930,600
  O'Reilly Automotive, Inc.(a)........    61,900         858,862
  Panera Bread Company -- (Class "A"
    Stock)............................    14,800         149,850
  Pep Boys -- Manny, Moe & Jack,
    Inc. .............................    62,600         375,600
  Pier 1 Imports, Inc. ...............   121,850       1,188,037
  Quiksilver, Inc. ...................    27,300         424,856
  Regis Corp. ........................    49,700         621,250
  Russ Berrie & Company, Inc. ........    25,100         483,175
  Shopko Stores, Inc. ................    37,100         570,412
  Sports Authority, Inc. .............    39,150          44,044
  Stein Mart, Inc.(a).................    54,400         557,600
  Stride Rite Corp. ..................    54,500         333,813
  Swiss Army Brands, Inc.(a)..........     9,600          49,200
  The Men's Wearhouse, Inc. ..........    51,250       1,143,516
  Timberland Co. (Class "A" Stock)....    25,600       1,812,800
  Wet Seal, Inc.(a)...................    16,600         217,875
  Whole Foods Market, Inc.(a).........    31,800(c)    1,313,737
  Zale Corp. .........................    42,900       1,565,850
                                                    ------------
                                                      27,099,268
                                                    ------------
SEMICONDUCTORS -- 1.9%
  American Xtal Technology, Inc.(a)...    22,900         990,425
  Dallas Semiconductor Corp. .........    70,600       2,876,950
  ESS Technology, Inc. ...............    49,800         722,100
  General Semiconductor, Inc. ........    45,000         663,750
  Lattice Semiconductor Corp.(a)......    58,600       4,050,725
                                                    ------------
                                                       9,303,950
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B55

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
SOFTWARE -- 4.6%
  BARRA, Inc.(a)*.....................    17,200    $    852,475
  Concord Communications, Inc.(a) ....    17,500         697,812
  HNC Software, Inc. .................    30,000       1,852,500
  Hyperion Solutions Corp. ...........    39,170       1,270,577
  Mercury Interactive Corp. ..........    93,800       9,075,150
  National Instruments Corp. .........    61,200       2,669,850
  Peregrine Systems Incorporated......    35,475       1,230,539
  Project Software & Development,
    Inc.(a)...........................    26,300         473,400
  Remedy Corp.(a).....................    35,500       1,979,125
  THQ, Inc.(a)........................    22,550         274,828
  Verity, Inc.(a).....................    38,000       1,444,000
  Zixit Corp. ........................    18,700         861,369
                                                    ------------
                                                      22,681,625
                                                    ------------
SUPERMARKETS -- 0.1%
  Kronos, Inc.(a).....................    15,300         397,800
                                                    ------------
TECHNOLOGY -- 0.2%
  Systems & Computer Technology
    Corp. ............................    39,400         788,000
                                                    ------------
TELECOMMUNICATIONS -- 2.9%
  Adaptive Broadband Corp. ...........    45,800       1,683,150
  Allen Telecom, Inc. ................    33,800         597,837
  Aspect Telecommunications
    Corp.(a)..........................    59,500       2,339,094
  Centigram Communications Corp.(a)...     7,400         189,163
  Digi International, Inc.(a).........    18,400         119,600
  Digital Microwave Corp.(a)..........    85,100       3,244,437
  General Communication, Inc. ........    60,500         310,063
  Intermediate Telephone, Inc. .......    31,700         509,181
  InterVoice, Inc.(a).................    39,200         257,250
  Network Equipment Technologies,
    Inc.(a)...........................    26,200         263,638
  P-COM, Inc. ........................    88,000         500,500
  Plantronics, Inc. ..................    19,800       2,286,900
  Proxim, Inc.(a).....................    14,400       1,425,150
  Symmetricom, Inc.(a)................    18,300         462,075
  Talk.com, Inc. .....................    79,000         459,187
                                                    ------------
                                                      14,647,225
                                                    ------------
TEXTILES -- 0.6%
  Angelica Corp. .....................    10,600          84,800
  Ashworth, Inc.(a)...................    17,200          76,863
  Cone Mills Corp.(a).................    31,100         192,431
  Dixie Group, Inc. ..................    14,200          55,025
  G & K Services, Inc. (Class "A"
    Stock)............................    24,800         621,550
  Guilford Mills, Inc. ...............    23,437          99,607
  Gymboree Corp.(a)...................    29,700          89,100
  Haggar Corp. .......................     8,400          98,700
  Hartmarx Corp.(a)...................    35,900          91,994
  Kellwood Co.........................    33,975         717,722
  Nautica Enterprises, Inc.(a)........    42,300         452,081
  Oshkosh B'Gosh, Inc. (Class"A"
    Stock)............................    15,500         253,813

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
TEXTILES (CONT'D.)
  Oxford Industries, Inc. ............     9,300    $    167,400
  Pillowtex Corp.(a)..................    17,409(c)       73,988
                                                    ------------
                                                       3,075,074
                                                    ------------
TIMBER -- 0.1%
  Deltic Timber Corp. ................    15,100         322,763
                                                    ------------
TRANSPORTATION -- 0.2%
  Pegasus Systems, Inc. ..............    21,800         237,075
                                                    ------------
TRUCKING/SHIPPING -- 2.0%
  American Freightways, Inc. .........    39,200         568,400
  Arkansas Best Corp. ................    24,100         239,494
  EGL Inc. ...........................    35,200       1,082,400
  Expeditors International of
    Washington, Inc. .................    61,700       2,930,750
  Fritz Companies, Inc.(a)............    44,800         462,000
  Frozen Food Express Industries,
    Inc. .............................    19,900          59,700
  Heartland Express, Inc.(a)..........    36,649         611,580
  Kirby Corp.(a)......................    30,000         637,500
  Landstar Systems, Inc.(a)...........    11,700         696,881
  M.S. Carriers, Inc.(a)..............    15,000         264,375
  Monaco Coach Corp. .................    23,000         313,375
  Oshkosh Truck Corp. ................     8,700         311,025
  Rollins Truck Leasing Corp. ........    69,300         480,769
  USFreightways Corp. ................    32,400         795,825
  Werner Enterprises, Inc. ...........    58,012         670,764
  Yellow Corp. (b)....................    30,400         448,400
                                                    ------------
                                                      10,573,238
                                                    ------------
UTILITY -- ELECTRIC -- 0.8%
  Atmos Energy Corp. .................    38,500         673,750
  Bangor Hydro-Electric Co. ..........     8,975         210,352
  CH Energy Group, Inc. ..............    20,600         699,112
  Green Mountain Power Corp. .........     6,500          53,625
  NorthWestern Corp. .................    28,300         654,438
  Philadelphia Suburban Corp. ........    50,031       1,025,635
  United Illuminating Co. ............    17,525         766,719
                                                    ------------
                                                       4,083,631
                                                    ------------
UTILITY -- WATER -- 0.4%
  American States Water Co. ..........    11,000         327,250
  United Water Resources, Inc. .......    47,500       1,656,563
                                                    ------------
                                                       1,983,813
                                                    ------------
TOTAL COMMON STOCKS
  (cost $423,805,988)............................    474,110,282
                                                    ------------
RIGHTS
  Elan Corporation PLC (cost $0)......    46,800          23,400
                                                    ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $423,805,988)............................    474,133,682
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B56

JUNE 30, 2000 (UNAUDITED)

                                        PRINCIPAL
                                         AMOUNT        VALUE
SHORT-TERM                                (000)       (NOTE 2)
INVESTMENTS -- 8.3%                     ---------   ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.4%
  United States Treasury Bills,
    5.64%, 09/21/00...................   $ 1,800    $  1,776,876
                                                    ------------
COMMERCIAL PAPER -- 1.6%
  American Electric Power
    6.83%, 07/21/00...................     3,500       3,488,048
  Keyspan Corp.
    6.83%, 07/21/00...................     1,600       1,597,268
  TRW Inc.
    6.85%, 07/20/00...................     1,750       1,744,339
    6.90%, 08/15/00...................     1,000         991,758
                                                    ------------
                                                       7,821,413
                                                    ------------
REPURCHASE AGREEMENT -- 4.5%
  Joint Repurchase Agreement Account
    6.49%, 07/03/00 (Note 5)..........    22,651      22,651,000
                                                    ------------
TIME DEPOSIT -- YANKEE -- 1.8%
  Deutsche Bank AG(d) 7.125%,
    7/03/00...........................     8,859       8,859,000
                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $41,108,289).............................     41,108,289
                                                    ------------
TOTAL INVESTMENTS -- 103.6%
  (cost $464,914,277; Note 6)....................    515,241,971
                                                    ------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACT(e) -- (0.1)%..........................       (297,000)
OTHER LIABILITIES IN EXCESS
  OF OTHER ASSETS -- (3.5)%......................    (17,544,223)
                                                    ------------
TOTAL NET ASSETS -- 100.0%.......................   $497,400,748
                                                    ============

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   NA      Not Applicable
   NR      Not Rated by Moody's or Standard & Poor's
   PLC     Public Limited Company (British Corporation)

(a) Non-income producing security.
(b) Security segregrated as collateral for futures contracts.
(c) Portion or all of securities on loan with an aggregate market value of $15,506,731; cash collateral of $16,596,400 was received with which the portfolio purchased securities.
(d) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e) Open futures contract as of June 30, 2000 are as follows:

   NUMBER OF                      EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
   CONTRACTS          TYPE           DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
 Long Positions:
                  MidCap 400
      87          Index             Sep 00     $21,840,950    $21,241,050     $ (599,900)
                  Russell 2000
      6           Index             Sep 00      1,563,900       1,567,800          3,900
                                                                              ----------
                                                                              $ (596,000)
                                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B57

                                GLOBAL PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 85.0%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUSTRALIA -- 2.3%
  Broken Hill Proprietary Co.,
    Ltd..............................   1,524,500   $   18,009,628
  Commonwealth Bank of Australia
    (c)..............................     922,600       15,280,819
                                                    --------------
                                                        33,290,447
                                                    --------------
FINLAND -- 2.3%
  Nokia Oy...........................     651,200       33,269,935
                                                    --------------
FRANCE -- 7.1%
  Havas Advertising SA (c)...........     545,940       12,497,993
  Lafarge SA.........................      97,931        7,619,640
  Legrand SA.........................      64,200       14,420,912
  Publicis SA(a) (c).................      15,489        6,084,923
  Thomson Multimedia.................     291,562       18,895,155
  Total Fina SA......................     192,938       29,617,825
  Vivendi SA.........................     143,700       12,698,533
                                                    --------------
                                                       101,834,981
                                                    --------------
REPUBLIC OF GERMANY -- 1.3%
  Infineon Technologies AG(a)........      40,600        3,203,561
  Siemens AG.........................      99,400       15,011,819
                                                    --------------
                                                        18,215,380
                                                    --------------
HONG KONG -- 2.1%
  China Merchants Holdings
    International Co., Ltd...........  11,010,400        7,556,268
  China Mobile, Ltd.(a)..............   1,765,400       15,569,199
  Guangzhou Investment Co.,
    Ltd.(a)..........................  85,621,100        6,370,291
                                                    --------------
                                                        29,495,758
                                                    --------------
ITALY -- 1.2%
  Banca Intesa SpA...................   3,806,500       17,064,302
                                                    --------------
JAPAN -- 6.2%
  Canon, Inc.........................     304,000       15,119,107
  Nippon Telegraph & Telephone
    Corp.(a).........................       1,958       26,004,615
  NTT Mobile Communications Network,
    Inc..............................         870       23,519,050
  Softbank Corp......................      36,400        4,937,220
  Sony Corp. (c).....................     217,100       20,244,808
                                                    --------------
                                                        89,824,800
                                                    --------------
MEXICO -- 2.5%
  Grupo Televisa SA (GDR)(a).........     219,100       15,104,206
  Telefonos de Mexico, SA
    (Class "L" Shares) (ADR).........     355,300       20,296,513
                                                    --------------
                                                        35,400,719
                                                    --------------
NETHERLANDS -- 1.5%
  ING Groep N.V......................     328,800       22,251,276
                                                    --------------
SINGAPORE -- 0.9%
  Singapore Airlines, Ltd............   1,251,700       12,383,031
                                                    --------------
SOUTH KOREA -- 1.3%
  Samsung Electronics Co., Ltd.......      55,070       18,224,551
                                                    --------------
SPAIN -- 3.2%
  Banco Santander SA(a)..............   1,881,000       19,867,395
  Telefonica SA......................   1,191,808       25,631,774
                                                    --------------
                                                        45,499,169
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
SWEDEN -- 3.7%
  Hennes & Mauritz AB................     788,400   $   16,503,951
  Skanska AB (Class "B" Shares)......     435,200       15,472,567
  Telefonaktiebolaget LM Ericsson
    AB...............................   1,094,400       21,726,761
                                                    --------------
                                                        53,703,279
                                                    --------------
UNITED KINGDOM -- 7.9%
  Bank of Scotland...................   1,407,200       13,410,094
  Canary Wharf Finance PLC...........   1,601,000        8,993,946
  GKN PLC............................   1,084,800       13,865,897
  Hays PLC...........................   2,026,045       11,320,283
  Vodafone AirTouch PLC..............  10,986,851       44,479,020
  Barclays PLC.......................     887,991       22,121,615
                                                    --------------
                                                       114,190,855
                                                    --------------
UNITED STATES -- 41.5%
  American Home Products Corp........     221,000       12,983,750
  AT&T Corp..........................     363,500       10,132,563
  Atmel Corp.(a) (c).................     408,000       15,045,000
  Cablevision Systems Corp.
    (Class "A" Shares)(a)............     132,000        8,959,500
  Citigroup Inc......................     664,600       40,042,150
  Clear Channel Communications,
    Inc.(a)..........................     196,200       14,715,000
  Comcast Corp. (Class "A"
    Shares)(a).......................     315,700       12,785,850
  Electronic Arts, Inc.(a)...........     464,200       33,857,587
  Fox Entertainment Group, Inc.
    (Class "A" Stock)(a).............     564,800       17,155,800
  Intertrust Technologies Corp.......     215,100        4,422,994
  JDS Uniphase Corp.(a)..............     162,200       19,443,725
  Juniper Networks, Inc.(a)..........     130,600       19,010,462
  Mediaone Group, Inc. (c)...........      97,500        6,447,188
  Micron Technology, Inc.............     306,200       26,964,737
  Omnicom Group, Inc.................     238,500       21,241,406
  Ondisplay, Inc.....................      73,800        6,010,088
  Oracle Systems Corp.(a)............     517,600       43,510,750
  Pharmacia Corp.....................     388,200       20,065,087
  PMC-Sierra, Inc.(a)................     166,700       29,620,506
  Portal Software, Inc...............     207,300       13,241,288
  Quest Software, Inc. (c)...........      83,600        4,629,350
  SCI Systems, Inc.(a)...............     488,400       19,139,175
  Solectron Corp.(a) (c).............   1,147,400       48,047,375
  Target Corp........................     316,800       18,374,400
  Texas Instruments, Inc.............     311,200       21,375,550
  Time Warner, Inc. (c)..............     681,400       51,786,400
  USA Networks, Inc.(a)..............   1,440,300       31,146,487
  Wal-Mart Stores, Inc...............     192,500       11,092,813
  Williams-Sonoma, Inc.(a)...........     472,900       15,339,694
                                                    --------------
                                                       596,586,675
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $931,781,068)................                1,221,235,158
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B58

JUNE 30, 2000 (UNAUDITED)

                                             PRINCIPAL
                                 MOODY'S      AMOUNT         VALUE
SHORT-TERM                       RATING        (000)        (NOTE 2)
INVESTMENTS -- 15.0%           -----------   ---------   --------------
COMMERCIAL PAPER -- 7.3%
  American Electric Power
    6.83%, 07/21/00(b).......    P1           $ 8,000    $    7,969,644
  Bombardier Capital, Inc.
    6.82, 07/21/00(b)........    P1             4,200         4,184,087
  CitiCorp 6.55%,
    07/10/00(b)..............    P1            20,000        19,967,250
  Conagra, Inc. 6.85%,
    07/7/00(b)...............    P1             8,600         8,590,182
  General Electric Capital
    International 6.52%,
    07/14/00(b)..............    P1            24,000        23,943,493
  GPU Capital, Inc. 6.89%,
    07/14/00(b)..............    P1             8,900         8,877,856
  Hartford Financial Services
    6.60%, 08/18/00(b).......    P1             3,041         3,014,239
  Keyspan Corp. 6.82%,
    07/19/00(b)..............    P1             6,124         6,103,117
  Suntrust Grand Cayman
    7.00%, 07/03/00(b).......    P1            13,782        13,782,000
  TRW, Inc. 6.90%,
    08/15/00(b)..............    P1             8,000         7,931,000
                                                         --------------
                                                            104,362,868
                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.9%
  United States Treasury Bills,
    5.61%, 08/17/00.......................     11,800        11,713,575
    5.59%, 08/17/00.......................      5,310         5,271,420
    5.74%, 09/14/00.......................     68,804        67,981,219
                                                         --------------
                                                             84,966,214
                                                         --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00
    (cost $25,850,000; Note 5)............     25,850        25,850,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $215,179,082).................................      215,179,082
                                                         --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,146,960,150; Note 6).......................    1,436,414,240
FORWARD CURRENCY CONTRACTS -- AMOUNT
  PAYABLE TO COUNTERPARTIES(d)........................         (418,608)
ASSETS IN EXCESS OF OTHER
  LIABILITIES.........................................          542,913
                                                         --------------
TOTAL NET ASSETS -- 100.0%............................   $1,436,538,545
                                                         ==============

The following abbreviations are used in portfolio descriptions:
   AB  Aktiebolag (Swedish Stock Company)
   AG  Aktiengesellschaft (German Stock Company)
   N.V.  Naamloze Vennootschap (Dutch Corporation)
   Oy  Osokehio (Finnish Corporation)
   PLC  Public Limited Company (British Corporation)
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation)
(a) Non-income producing security.
(b) Represents security purchased with cash collateral received for securities on loan.
(c) Portion of securities on loan with an aggregate market value of $101,658,341; cash collateral of $103,874,453 was received with which the portfolio purchased securities.

(d) Outstanding forward currency contract as of June 30, 2000 was as follows:

FOREIGN CURRENCY          VALUE AT         CURRENT      APPRECIATION
CONTRACT               SETTLEMENT DATE      VALUE      (DEPRECIATION)
----------------       ---------------   -----------   --------------
Purchase Contract:
  Japanese Yen,
    expiring 8/15/00     $17,611,196     $17,629,352      $  18,156
Sale Contract:
  Japanese Yen,
    expiring 8/15/00     $17,192,588     $17,629,352      $(436,764)
                                                          ---------
                                                          $(418,608)
                                                          =========

The industry classification of portfolio of holdings shown as a percentage of net assets as of June 30, 2000 were as follows:

Telecommunications                                       20.0%
Electronics                                              15.1%
Media                                                     9.5%
Computer Software & Services                              5.7%
Commercial Banking                                        4.9%
Financial Services                                        4.8%
Retail                                                    4.3%
Diversified Operations                                    2.9%
Advertising                                               2.8%
Pharmaceuticals                                           2.3%
Oil & Gas Services                                        2.1%
Telephones                                                1.4%
Manufacturing                                             1.3%
Banks                                                     1.2%
Construction                                              1.1%
Diversified Manufacturing                                 1.1%
Automobiles & Manufacturing                               1.0%
Electrical Equipment                                      1.0%
Airlines                                                  0.9%
Real Estate-Development                                   0.6%
Building Materials & Components                           0.5%
Materials                                                 0.5%
Commercial Paper                                          7.3%
U.S. Government Securities                                5.9%
Repurchase Agreement                                      1.8%
                                                        ------
                                                        100.0%
                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B59

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1: GENERAL

        The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only eleven Portfolios: Money Market Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, 20/20 Focus Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio and Global Portfolio.

        The Portfolios of the Series Fund have the following as investment objectives:

        Money Market Portfolio: Current income, stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

        Diversified Bond Portfolio: High level of income over the long term by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

        Diversified Conservative Growth Portfolio: Current income and capital appreciation by investing primarily in fixed income and equity securities.

        High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

        Stock Index Portfolio: Results that correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

        Equity Income Portfolio: Current income and capital appreciation by investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.

        Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

        Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

        20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

        Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index by investing primarily in stocks of the S&P SmallCap 600 Index.

        Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

NOTE 2: ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

        Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

                                       C1

        The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

        The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 2000 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

        Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

        Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

        (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

        Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

        Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

        Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
        (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

                                       C2

        Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

        The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
        (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

        Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

        The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

        Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the six months ended June 30, 2000, PSI has been compensated by the following amounts:

            High Yield Bond Portfolio...................................  $ 12,876
            Stock Index Portfolio.......................................     6,743
            Equity Income Portfolio.....................................    56,215
            Prudential Jennison Portfolio...............................   175,958
            Small Capitalization Stock Portfolio........................    20,405
            Global Portfolio............................................    91,526
                                                                          --------
                                                                          $363,723

        Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market

                                       C3
        value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

        Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses, which are attributable directly at a Portfolio or class level.

        For Portfolio's with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

        Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits, which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

        Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

        Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

        Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

        Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

        Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
        (loss) on investments available for distributions determined in accordance with income tax regulations. For the six months ended June 30, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gain (loss) on investments ("G/L") by the following amounts:

                                                                             UNI           G/L
                                                                          ----------   -----------
            Diversified Conservative Growth Portfolio (a)...............  $   54,130   $   (54,130)
            Equity Income Portfolio (a).................................          50           (50)
            Equity Portfolio (a)........................................   2,338,357    (2,338,357)
            Global Portfolio (a)........................................     363,522      (363,522)

        (a) Reclassification of net foreign currency gain (loss).

        Net investment income, net realized gains and net assets were not affected by these reclassifications.

                                       C4

NOTE 3: AGREEMENTS

        The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Diversified Conservative Growth, 20/20 Focus and Prudential Jennison Portfolios. The Prudential has also entered into subadvisory agreements with Pacific Investment Management Company ("PIMCO"), Franklin Advisers, Inc. ("Franklin") and The Dreyfus Corporation ("Dreyfus") under which they provide investment advisory services in connection with the Diversified Conservative Growth Portfolio. The Prudential pays for the services of PIC and the subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

        The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                                          Investment Advisory Fee
                                                                          -----------------------
            Money Market Portfolio......................................           0.40%
            Diversified Bond Portfolio..................................           0.40
            Diversified Conservative Growth Portfolio...................           0.75
            High Yield Bond Portfolio...................................           0.55
            Stock Index Portfolio.......................................           0.35
            Equity Income Portfolio.....................................           0.40
            Equity Portfolio............................................           0.45
            Prudential Jennison Portfolio...............................           0.60
            20/20 Focus Portfolio.......................................           0.75
            Small Capitalization Stock Portfolio........................           0.40
            Global Portfolio............................................           0.75

        The Prudential compensates the subadvisers' for their services at the annual rates specified below based on the average daily net assets of the Portfolio (in the case of Prudential Jennison Portfolio) or the segment of the Portfolio that they manage (in the case of Diversified Conservative Growth and 20/20 Focus Portfolios) as follows. They fees are accrued daily and payable quarterly.

                        Portfolio                   Subadviser   Fee paid by The Prudential to the Adviser
                        ---------                   ----------   ------------------------------------------
        Diversified Conservative Growth...........  Jennison     0.30% of the first $300 million
                                                                 0.25% in excess of $300 million
                                                     PIMCO       0.25%
                                                     Franklin    0.50%
                                                     Dreyfus     0.45%
        20/20 Focus...............................  Jennison     0.30% of the first $300 million
                                                                 0.25% in excess of $300 million
        Prudential Jennison.......................  Jennison     0.75% on the first $10 million
                                                                 0.50% on the next $30 million
                                                                 0.35% on the next $25 million
                                                                 0.25% on the next $335 million
                                                                 0.22% on the next $600 million
                                                                 0.20% thereafter

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio

                                       C5
        compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

        The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

        The Prudential has agreed to reimburse each Portfolio (other than the Diversified Conservative Growth, 20/20 Focus and Global Portfolios), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

        PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

        The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of 0.080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
        0.065 of 1% of the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

        Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2000, the Series Fund incurred fees for the services of PMFS and as of June 30, 2000 fees were due to PMFS as follows:

                                                              Amount Incurred for the
                                                                 Six Months Ended       Amount Due as of
                                                                   June 30, 2000         June 30, 2000
                                                              -----------------------   ----------------
            Money Market Portfolio..........................          $ 4,800                $  800
            Diversified Bond Portfolio......................            4,900                   800
            Diversified Conservative Growth Portfolio.......              700                   100
            High Yield Bond Portfolio.......................            4,800                   800
            Stock Index Portfolio...........................            5,000                   800
            Equity Income Portfolio.........................            4,600                   800
            Equity Portfolio................................            5,000                   900
            Prudential Jennison Portfolio...................            5,100                   900
            20/20 Focus Portfolio...........................              800                   100
            Small Capitalization Stock Portfolio............            4,000                   700
            Global Portfolio................................            4,700                   800
                                                                      -------                ------
                                                                      $44,400                $7,500
                                                                      =======                ======

        For the six months ended June 30, 2000, PSI, earned $291,714 in brokerage commissions from transactions executed on behalf of the following Portfolios:

                                                                          Commission
                                                                          ----------
            Equity Income Portfolio.....................................     54,004
            Equity Portfolio............................................     99,440
            Prudential Jennison Portfolio...............................    138,270
                                                                           --------
                                                                           $291,714

                                       C6

NOTE 5: JOINT REPURCHASE AGREEMENT ACCOUNT

        The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $631,671,000 as of June 30, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                                           Principal     Percentage
                                                                             Amount       Interest
                                                                          ------------   ----------
            Diversified Bond Portfolio..................................  $ 34,236,000       5.42%
            Diversified Conservative Growth Portfolio...................    22,495,000       3.56
            High Yield Bond Portfolio...................................    41,437,000       6.56
            Stock Index Portfolio.......................................    59,383,000       9.40
            Equity Income Portfolio.....................................    21,298,000       3.37
            Equity Portfolio............................................    67,436,000      10.67
            Prudential Jennison Portfolio...............................   145,588,000      23.05
            20/20 Focus Portfolio.......................................     9,604,000       1.52
            Small Capitalization Stock Portfolio........................    22,651,000       3.59
            Global Portfolio............................................    25,850,000       4.09
            All other Portfolios........................................   181,693,000      28.77
                                                                          ------------     ------
                                                                           631,671,000     100.00%

        ABN AMRO Inc., 6.60%, in the principal amount of $130,000,000, repurchase price $130,071,500, due 7/3/00. The value of the collateral including accrued interest was $132,600,710.

        ABN AMRO Inc., 6.20%, in the principal amount of $76,455,000, repurchase price $76,494,502, due 7/3/00. The value of the collateral including accrued interest was $77,984,334.

        Bear, Stearns & Co., Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $127,935,940.

        Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,271, due 7/3/00. The value of the collateral including accrued interest was $130,618,178.

        UBS Warburg, 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,001,028.

        UBS Warburg, 6.25%, in the principal amount of $75,216,000, repurchase price $75,255,175, due 7/3/00. The value of the collateral including accrued interest was $76,721,755.

NOTE 6: PORTFOLIO SECURITIES

        The aggregate cost of purchase and proceeds from sales of securities (excluding short-term issues) for the six months ended June 30, 2000 were as follows:

        Cost of Purchases:

                                                                           Government    Non-Government
                                                                           Securities      Securities
                                                                          ------------   --------------
            Diversified Bond Portfolio..................................  $341,777,415   $  247,515,370
            Diversified Conservative Growth Portfolio...................             0      283,374,821
            High Yield Bond Portfolio...................................             0      288,699,800
            Stock Index Portfolio.......................................             0      133,703,961
            Equity Income Portfolio.....................................             0      765,025,163
            Equity Portfolio............................................             0      251,721,501
            Prudential Jennison Portfolio...............................             0    1,842,685,398
            20/20 Focus Portfolio.......................................             0       57,193,517
            Small Capitalization Stock Portfolio........................             0      101,591,481
            Global Portfolio............................................             0      376,923,599

                                       C7

        Proceeds from Sales:

                                                                           Government    Non-Government
                                                                           Securities      Securities
                                                                          ------------   --------------
            Diversified Bond Portfolio..................................  $273,669,937   $  332,157,325
            Diversified Conservative Growth Portfolio...................             0      174,809,781
            High Yield Bond Portfolio...................................             0      263,848,234
            Stock Index Portfolio.......................................             0      105,636,662
            Equity Income Portfolio.....................................             0      887,894,500
            Equity Portfolio............................................             0      842,655,641
            Prudential Jennison Portfolio...............................             0    1,266,685,655
            20/20 Focus Portfolio.......................................             0       28,302,083
            Small Capitalization Stock Portfolio........................             0       71,366,594
            Global Portfolio............................................             0      355,097,058

        The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of were as follows:

                                                                Total Net
                                                                Unrealized         Gross           Gross
                                                  Tax          Appreciation      Unrealized      Unrealized
                                                 Basis        (Depreciation)    Appreciation    Depreciation
                                             --------------   --------------   --------------   ------------
            Diversified Bond Portfolio.....  $1,251,783,832   $  (36,057,203)  $    5,834,834   $ 41,892,037
            Diversified Conservative Growth
              Portfolio....................     205,431,616        3,283,884       10,512,724      7,228,840
            High Yield Bond Portfolio......     874,482,573     (116,206,186)      15,876,945    132,083,131
            Stock Index Portfolio..........   2,421,693,015    2,210,555,510    2,370,266,248    159,710,678
            Equity Income Portfolio........   1,738,740,135       17,139,127      253,827,943    236,688,816
            Equity Portfolio...............   4,965,052,251      492,566,081    1,138,419,652    645,853,571
            Prudential Jennison
              Portfolio....................   2,724,954,392      753,284,694      852,783,794     99,499,100
            20/20 Focus Portfolio..........      96,619,813         (789,909)       8,302,101      9,092,010
            Small Capitalization Stock
              Portfolio....................     465,038,384       50,203,587      216,241,857     76,038,270
            Global Portfolio...............   1,147,863,512      288,550,728      320,547,370     31,996,642

        The Diversified Conservative Growth Portfolio entered into options as follows:

                                                                          Contracts   Premiums
                                                                          ---------   --------
            Balance as of December 31, 1999.............................         0          0
            Options written.............................................  6,000,080   $28,750
                                                                          ---------   -------
            Balance as of June 30, 2000.................................  6,000,080   $28,750

        The Diversified Conservative Growth Portfolio entered into 2 swap agreements. For each swap agreement, the Diversified Conservative Growth Portfolio receives the floating rate of 6 month LIBOR and the pays the respective fixed rate. Details of the swap agreements are as follows:

                                                   Open     Termination   Notional   Fixed      Floating       Appreciation
                    Type           Counterparty    Date        Date        Amount    Rate         Rate        (Depreciation)
                    ----           -------------  -------   -----------   --------   -----   --------------   --------------
            Interest Rate          Goldman Sachs  5/18/00     5/22/00     $170,000   6.175%   6 month LIBOR      $(2,594)
            Interest Rate          J.P. Morgan    5/19/00     1/04/24       50,000   6.250%   6 month LIBOR          838
                                                                                                                 -------
                                                                                                                 $(1,756)

        The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the

                                       C8
        number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

                                   Termination                             Current             Current            Appreciation
                  Open Date           Date              Shares              Value               Basis            (Depreciation)
                  ---------        -----------         ---------         -----------         -----------         --------------
             8/16/99                 8/18/00           1,874,689         $ 8,828,956         $10,165,688          $(1,336,732)
            11/16/99                 8/18/00           1,253,632           5,904,053           6,797,945             (893,892)
            11/16/99                 8/18/00           1,367,896           6,442,186           7,417,553             (975,367)
                                                                         -----------         -----------          -----------
                                                                         $21,175,195         $24,381,186          $(3,205,991)
                                                                         ===========         ===========          ===========

        The Global Portfolio also entered into a future swap agreement with Merrill Lynch International having the following description. The Global Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Sept '00 future and pays the negative change in the market value of the Dow Jones Euro Stoxx 50 Sept '00. The Global Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:

                                        Termination                             Current             Current
                Open Date                  Date             Contracts            Value               Basis            Appreciation
                ---------               -----------         ---------         -----------         -----------         ------------
               6/1/00                     9/20/00             1,350           $67,061,974         $66,774,997           $286,977

        For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                             Post-October   Post-October
                                                               Currency       Capital      Capital Loss
                                                                Losses         Losses      Carryforwards   Expiration
                                                               Deferred       Deferred       Available        Date
                                                             ------------   ------------   -------------   ----------
            Diversified Conservative Growth Portfolio......                                $   (281,803)      2007
            High Yield Bond Portfolio......................                  $4,418,508      (2,841,700)      2003
                                                                                            (43,467,300)      2007
                                                                                           ------------
                                                                                            (46,309,000)
            Global Portfolio...............................    $262,338

NOTE 7: CAPITAL

        The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2000, the Equity, Prudential Jennison and 20/20 Focus Portfolios have Class II shares outstanding.

                                       C9

        Transactions in shares of common stock of the Equity, Prudential Jennison and 20/20 Focus Portfolios were as follows:

EQUITY PORTFOLIO:

                                      Class I                               Shares          Amount
                                      -------                             -----------   ---------------
            Six months ended June 30, 2000:
            Capital stock sold..........................................    3,146,069   $    86,587,014
            Capital stock issued in reinvestment of dividends and
              distributions.............................................    6,358,428       165,952,214
            Capital stock repurchased...................................  (19,064,840      (516,323,539)
                                                                          -----------   ---------------
            Net decrease in shares outstanding..........................   (9,560,343)  $  (263,784,311)
                                                                          ===========   ===============

                                                                            Shares          Amount
                                                                          -----------   ---------------
            Year ended December 31, 1999:
            Capital stock sold..........................................    8,671,360   $   269,536,387
            Capital stock issued in reinvestment of dividends and
              distributions.............................................   29,303,403       742,957,463
            Capital stock repurchased...................................  (33,039,026)   (1,018,930,728)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................    4,935,737   $    93,563,122
                                                                          ===========   ===============

                                      Class II                              Shares          Amount
                                      --------                            -----------   ---------------
            Six months ended June 30, 2000:
            Capital stock sold..........................................       41,625   $     1,144,430
            Capital stock issued in reinvestment of dividends and
              distributions.............................................          486            15,453
            Capital stock repurchased...................................      (30,644)         (840,234)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................       11,467   $       319,649
                                                                          ===========   ===============

                                                                            Shares          Amount
                                                                          -----------   ---------------
            May 3, 1999 (a) through December 31, 1999:
            Capital stock sold..........................................       14,063   $       457,113
            Capital stock issued in reinvestment of dividends and
              distributions.............................................        1,186            33,511
            Capital stock repurchased...................................       (4,199)         (135,030)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................       11,050   $       355,594
                                                                          ===========   ===============

       (a) Commencement of offering of Equity Portfolio Class II shares.

PRUDENTIAL JENNISON PORTFOLIO:

                                      Class I                               Shares          Amount
                                      -------                             -----------   ---------------
            Six months ended June 30, 2000:
            Capital stock sold..........................................   22,342,715   $   749,265,516
            Capital stock issued in reinvestment of dividends and
              distributions.............................................    1,630,628        49,620,027
            Capital stock repurchased...................................   (4,759,602)     (157,150,860)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................   19,213,741   $   641,734,683
                                                                          ===========   ===============

                                       C10

                                      Class II                              Shares          Amount
                                      --------                            -----------   ---------------
            February 10, 2000 (b) through June 30, 2000:
            Capital stock sold..........................................       87,950   $     2,840,721
            Capital stock issued in reinvestment of dividends and
              distributions.............................................           73             2,217
            Capital stock repurchased...................................       (4,108)         (132,434)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................       83,915   $     2,710,504
                                                                          ===========   ===============

       (b) Commencement of offering of Prudential Jennison Portfolio Class II shares.

20/20 FOCUS PORTFOLIO:

                                      Class I                               Shares          Amount
                                      -------                             -----------   ---------------
            Six months ended June 30, 2000:
            Capital stock sold..........................................    3,124,768   $    35,666,146
            Capital stock issued in reinvestment of dividends and
              distributions.............................................       59,656           631,747
            Capital stock repurchased...................................     (101,794)       (1,164,891)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................    3,082,478   $    35,133,002
                                                                          ===========   ===============

                                      Class II                              Shares          Amount
                                      --------                            -----------   ---------------
            February 14, 2000 (c) through June 30, 2000:
            Capital stock sold..........................................       32,087   $       358,803
            Capital stock issued in reinvestment of dividends and
              distributions.............................................           41               442
            Capital stock repurchased...................................       (5,874)          (63,517)
                                                                          -----------   ---------------
            Net increase in shares outstanding..........................       26,254   $       295,728
                                                                          ===========   ===============

       (c) Commencement of offering of 20/20 Focus Portfolio Class II shares.

                                       C11

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 MONEY MARKET PORTFOLIO
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(C)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.00    $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains........................       0.29        0.49       0.52       0.54       0.51       0.56
Dividends and distributions...............      (0.29)      (0.49)     (0.52)     (0.54)     (0.51)     (0.56)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  10.00    $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.94%       4.97%      5.39%      5.41%      5.22%      5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,166.8    $1,335.5   $  920.2   $  657.5   $  668.8   $  613.3
Ratios to average net assets:
  Expenses................................       0.43%(b)     0.42%     0.41%      0.43%      0.44%      0.44%
  Net investment income...................       5.79%(b)     4.90%     5.20%      5.28%      5.10%      5.64%

                                                                    DIVERSIFIED BOND
                                            -----------------------------------------------------------------
                                            SIX MONTHS                        YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(C)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.95    $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.41        0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains (losses)
  on investments..........................      (0.11)      (0.75)      0.08       0.11      (0.27)      1.29
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......       0.30       (0.08)      0.77       0.91       0.49       2.05
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)         --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized gains.....         --(d)    (0.03)     (0.04)     (0.13)        --      (0.03)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.17)      (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  11.08    $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.80%      (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,210.7    $1,253.8   $1,122.6   $  816.7   $  720.2   $  655.8
Ratios to average net assets:
  Expenses................................       0.43%(b)     0.43%     0.42%      0.43%      0.45%      0.44%
  Net investment income...................       6.85%(b)     6.25%     6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate...................         51%        171%       199%       224%       210%       199%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Less than $0.002 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                    DIVERSIFIED CONSERVATIVE
                                                                        GROWTH PORTFOLIO
                                                              ------------------------------------
                                                               SIX MONTHS         MAY 3, 1999(d)
                                                                  ENDED               THROUGH
                                                                JUNE 30,           DECEMBER 31,
                                                                  2000                 1999
                                                              -------------      -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period........................     $10.37               $10.00
                                                                 ------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.25                 0.22
Net realized and unrealized gains (losses) on investments...      (0.04)                0.39
                                                                 ------               ------
     Total from investment operations.......................       0.21                 0.61
                                                                 ------               ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.11)               (0.22)
Dividends in excess of net investment income................         --                (0.02)
                                                                 ------               ------
     Total distributions....................................      (0.11)               (0.24)
                                                                 ------               ------
Net Asset Value, end of period..............................     $10.47               $10.37
                                                                 ======               ======
TOTAL INVESTMENT RETURN(a)..................................       2.20%                6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions).....................     $181.0               $115.8
Ratios to average net assets(b):
  Expenses..................................................       0.92%                1.05%
  Net investment income.....................................       4.92%                3.74%
Portfolio turnover rate.....................................        129%                 107%

                                                                HIGH YIELD BOND PORTFOLIO
                                            -----------------------------------------------------------------
                                               SIX
                                              MONTHS                          YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $   7.52    $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.42        0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains (losses)
  on investments..........................      (0.56)      (0.46)     (0.94)      0.26       0.06       0.46
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......      (0.14)       0.33      (0.17)      1.04       0.86       1.27
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.21)      (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income..................................         --          --         --         --      (0.01)        --
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.21)      (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $   7.17    $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (1.90)%      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $  736.4    $  802.2   $  789.3   $  568.7   $  432.9   $  367.9
Ratios to average net assets:
  Expenses................................       0.59%(b)     0.60%     0.58%      0.57%      0.63%      0.61%
  Net investment income...................      10.38%(b)    10.48%    10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate...................         37%         58%        63%       106%        88%       139%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                  STOCK INDEX PORTFOLIO
                                            -----------------------------------------------------------------
                                               SIX
                                              MONTHS                          YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  44.45    $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.18        0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains (losses)
  on investments..........................      (0.43)       7.23       8.11       7.34       4.06       5.13
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......      (0.25)       7.67       8.53       7.77       4.46       5.53
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.10)      (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized gains.....      (0.04)      (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.14)      (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  44.06    $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (0.54)%     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,628.9    $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses................................       0.38%(b)     0.39%     0.37%      0.37%      0.40%      0.38%
  Net investment income...................       0.84%(b)     1.09%     1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate...................          2%          2%         3%         5%         1%         1%

                                                                 EQUITY INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                               SIX
                                              MONTHS                          YEAR ENDED
                                              ENDED                          DECEMBER 31,
                                             JUNE 30,    ----------------------------------------------------
                                               2000        1999       1998       1997       1996     1995(c)
                                            ----------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  19.52    $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                             --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.25        0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains (losses)
  on investments..........................      (1.29)       1.89      (1.03)      6.06       2.88       2.50
                                             --------    --------   --------   --------   --------   --------
    Total from investment operations......      (1.04)       2.40      (0.47)      6.67       3.46       3.14
                                             --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.16)      (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized gains.....      (0.04)      (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                             --------    --------   --------   --------   --------   --------
    Total distributions...................      (0.20)      (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                             --------    --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  18.28    $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                             ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(A)................      (5.31)%     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,722.2    $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses................................       0.42%(b)     0.42%     0.42%      0.41%      0.45%      0.43%
  Net investment income...................       2.63%(b)     2.34%     2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate...................         43%         16%        20%        38%        21%        64%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                      EQUITY PORTFOLIO
                                       ------------------------------------------------------------------------------
                                                                    CLASS I                                 CLASS II
                                       -----------------------------------------------------------------   ----------
                                          SIX                                                                 SIX
                                         MONTHS                          YEAR ENDED                          MONTHS
                                         ENDED                          DECEMBER 31,                         ENDED
                                        JUNE 30,    ----------------------------------------------------    JUNE 30,
                                          2000        1999       1998       1997       1996     1995(c)       2000
                                       ----------   --------   --------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................   $  28.90    $  29.64   $  31.07   $  26.96   $  25.64   $  20.66     $28.92
                                        --------    --------   --------   --------   --------   --------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       0.27        0.54       0.60       0.69       0.71       0.55       0.15
Net realized and unrealized gains
  (losses) on investments............      (1.86)       3.02       2.21       5.88       3.88       5.89      (1.80)
                                        --------    --------   --------   --------   --------   --------     ------
    Total from investment
      operations.....................      (1.61)       3.56       2.81       6.57       4.59       6.44      (1.65)
                                        --------    --------   --------   --------   --------   --------     ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      (0.14)      (0.63)     (0.60)     (0.70)     (0.67)     (0.52)     (0.11)
Distributions from net realized
  gains..............................      (0.67)      (3.77)     (3.64)     (1.76)     (2.60)     (0.94)     (0.67)
                                        --------    --------   --------   --------   --------   --------     ------
    Total distributions..............      (0.81)      (4.30)     (4.24)     (2.46)     (3.27)     (1.46)     (0.78)
                                        --------    --------   --------   --------   --------   --------     ------
Net Asset Value, end of period.......   $  26.50    $  28.90   $  29.64   $  31.07   $  26.96   $  25.64     $26.49
                                        ========    ========   ========   ========   ========   ========     ======
TOTAL INVESTMENT RETURN(a)...........      (5.47)%     12.49%      9.34%     24.66%     18.52%     31.29%     (5.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................   $5,463.4    $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8     $  0.6
Ratios to average net assets:
  Expenses...........................       0.47%(b)     0.47%     0.47%      0.46%      0.50%      0.48%      0.87%(b)
  Net investment income..............       1.98%(b)     1.72%     1.81%      2.27%      2.54%      2.28%      1.65%(b)
Portfolio turnover rate..............          5%          9%        25%        13%        20%        18%         5%

                                       EQUITY PORTFOLIO
                                       -----------------
                                           CLASS II
                                       -----------------

                                        May 3, 1999(e)
                                            THROUGH
                                         DECEMBER 31,
                                             1999
                                       -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................       $32.79
                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................         0.28
Net realized and unrealized gains
  (losses) on investments............        (0.60)
                                            ------
    Total from investment
      operations.....................        (0.32)
                                            ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................        (0.34)
Distributions from net realized
  gains..............................        (3.21)
                                            ------
    Total distributions..............        (3.55)
                                            ------
Net Asset Value, end of period.......       $28.92
                                            ======
TOTAL INVESTMENT RETURN(a)...........        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................       $  0.3
Ratios to average net assets:
  Expenses...........................         0.87%(b)
  Net investment income..............         1.33%(b)
Portfolio turnover rate..............            9%

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        CLASS I                                        CLASS II
                                      ---------------------------------------------------------------------------    ------------
                                         SIX                                                        APRIL 25,        FEBRUARY 10,
                                        MONTHS                     YEAR ENDED                        1995(d)           2000(e)
                                        ENDED                     DECEMBER 31,                       THROUGH           THROUGH
                                       JUNE 30,     ----------------------------------------      DECEMBER 31,         JUNE 30,
                                         2000         1999        1998       1997      1996          1995(c)             2000
                                      ----------    --------    --------    ------    ------    -----------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period............................   $  32.39     $  23.91    $  17.73    $14.32    $12.55         $10.00            $  34.25
                                       --------     --------    --------    ------    ------         ------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............       0.01         0.05        0.04      0.04      0.02           0.02                  --(f)
Net realized and unrealized gains
  (losses) on investments...........       1.23         9.88        6.56      4.48      1.78           2.54               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
    Total from investment
      operations....................       1.24         9.93        6.60      4.52      1.80           2.56               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................         --        (0.05)      (0.04)    (0.04)    (0.03)         (0.01)                 --
Distributions from net realized
  gains.............................      (0.50)       (1.40)      (0.38)    (1.07)       --             --               (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
    Total distributions.............      (0.50)       (1.45)      (0.42)    (1.11)    (0.03)         (0.01)              (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
Net Asset Value, end of period......   $  33.13     $  32.39    $  23.91    $17.73    $14.32         $12.55            $  33.08
                                       ========     ========    ========    ======    ======         ======            ========
TOTAL INVESTMENT RETURN(a)..........       3.98%       41.76%      37.46%    31.71%    14.41%         24.20%              (1.81)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).........................   $3,470.3     $2,770.7    $1,198.7    $495.9    $226.5         $ 63.1            $2,775.9
Ratios to average net assets:
  Expenses..........................       0.62%(b)     0.63%       0.63%     0.64%     0.66%          0.79%(c)            1.02%(b)
  Net investment income.............       0.06%(b)     0.17%       0.20%     0.25%     0.20%          0.15%(c)           (0.34)%(b)
Portfolio turnover rate.............         41%          58%         54%       60%       46%            37%                 41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than ($0.003).

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                20/20 FOCUS PORTFOLIO
                                                              ----------------------------------------------------------
                                                                           CLASS I                        CLASS II
                                                              ----------------------------------    --------------------
                                                               SIX MONTHS       MAY 3, 1999(d)          FEBRUARY 17,
                                                                  ENDED             THROUGH               2000(e)
                                                                JUNE 30,         DECEMBER 31,             THROUGH
                                                                  2000               1999              JUNE 30, 2000
                                                              -------------    -----------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......................       $11.88             $10.00                 $11.31
                                                                 ------             ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         0.02               0.02                     --
Net realized and unrealized gains (losses) on
  investments.............................................        (0.69)              1.88                   (.11)
                                                                 ------             ------                 ------
    Total from investment operations......................        (0.67)              1.90                   (.11)
                                                                 ------             ------                 ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................        (0.01)             (0.02)                    --(f)
Dividends in excess of net investment income..............           --                 --                     --
Distributions from net realized gains.....................        (0.07)                --(f)               (0.07)
                                                                 ------             ------                 ------
    Total distributions...................................        (0.08)             (0.02)                 (0.07)
                                                                 ------             ------                 ------
Net Asset Value, end of period............................       $11.13             $11.88                 $11.13
                                                                 ======             ======                 ======
TOTAL INVESTMENT RETURN(a)................................        (5.50)%           18.95%                  (1.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...................       $ 95.0             $ 65.0                 $  1.0
Ratios to average net assets(b):
  Expenses................................................         0.89%              1.09%                  1.29%
  Net investment income...................................         0.53%              0.33%                  0.16%
Portfolio turnover rate...................................           37%                64%                    37%

                                                           SMALL CAPITALIZATION STOCK PORTFOLIO
                                            ------------------------------------------------------------------
                                               SIX                                               APRIL 25,
                                              MONTHS                YEAR ENDED                    1995(d)
                                              ENDED                DECEMBER 31,                   THROUGH
                                             JUNE 30,    ---------------------------------     DECEMBER 31,
                                               2000       1999     1998     1997     1996         1995(c)
                                            ----------   ------   ------   ------   ------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......    $16.25     $14.71   $15.93   $13.79   $11.83        $10.00
                                              ------     ------   ------   ------   ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.03       0.10     0.09     0.10     0.09          0.08
Net realized and unrealized gains (losses)
  on investments..........................      1.04       1.71    (0.25)    3.32     2.23          1.91
                                              ------     ------   ------   ------   ------        ------
    Total from investment operations......      1.07       1.81    (0.16)    3.42     2.32          1.99
                                              ------     ------   ------   ------   ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.02)              (0.09)   (0.10)   (0.09)        (0.04)
Distributions from net realized gains.....     (0.94)     (0.27)   (0.97)   (1.18)   (0.27)        (0.12)
                                              ------     ------   ------   ------   ------        ------
    Total distributions...................     (0.96)     (0.27)   (1.06)   (1.28)   (0.36)        (0.16)
                                              ------     ------   ------   ------   ------        ------
Net Asset Value, end of period............    $16.36     $16.25   $14.71   $15.93   $13.79        $11.83
                                              ======     ======   ======   ======   ======        ======
TOTAL INVESTMENT RETURN(a)................      7.48%     12.68%   (0.76)%  25.17%   19.77%        19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...    $497.4     $437.5   $360.4   $290.3   $147.9        $ 47.5
Ratios to average net assets:
  Expenses................................      0.46%(b)   0.45%    0.47%    0.50%    0.56%         0.60%(b)
  Net investment income...................      0.57%(b)   0.70%    0.57%    0.69%    0.87%         0.68%(b)
Portfolio turnover rate...................        16%        31%      26%      31%      13%           32%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than $0.005 per share.
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 GLOBAL PORTFOLIO
                                            ----------------------------------------------------------
                                               SIX
                                              MONTHS                      YEAR ENDED
                                              ENDED                      DECEMBER 31,
                                             June 30,    ---------------------------------------------
                                               2000        1999      1998     1997     1996    1995(c)
                                            ----------   --------   ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  30.98    $  21.16   $17.92   $17.85   $15.53   $13.88
                                             --------    --------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.06        0.06     0.07     0.09     0.11     0.06
Net realized and unrealized gains (losses)
  on investments..........................      (0.49)      10.04     4.38     1.11     2.94     2.14
                                             --------    --------   ------   ------   ------   ------
    Total from investment operations......      (0.43)      10.10     4.45     1.20     3.05     2.20
                                             --------    --------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.05)         --    (0.16)   (0.13)   (0.11)   (0.24)
Dividends in excess of net investment
  income..................................         --       (0.10)   (0.12)   (0.10)      --       --
Distributions from net realized gains.....      (1.94)      (0.18)   (0.93)   (0.90)   (0.62)   (0.31)
                                             --------    --------   ------   ------   ------   ------
    Total distributions...................      (1.99)      (0.28)   (1.21)   (1.13)   (0.73)   (0.55)
                                             --------    --------   ------   ------   ------   ------
Net Asset Value, end of period............   $  28.56    $  30.98   $21.16   $17.92   $17.85   $15.53
                                             ========    ========   ======   ======   ======   ======
TOTAL INVESTMENT RETURN(a)................      (0.99)%     48.27%   25.08%    6.98%   19.97%   15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,436.5    $1,298.3   $844.5   $638.4   $580.6   $400.1
Ratios to average net assets:
  Expenses................................       0.81%(b)     0.84%   0.86%    0.85%    0.92%    1.06%
  Net investment income...................       0.37%(b)     0.21%   0.29%    0.47%    0.64%    0.44%
Portfolio turnover rate...................         56%         76%      73%      70%      41%      59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D6

On Call to Help You Get the Most Out of Your Annuity.

At Prudential, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select(R) Variable Annuity offers. So whenever you need assistance, do not hesitate to call or write our Prudential Annuity Service Center. Of course, your financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon and level of risk.

How to Reach Us by Phone

Automated Service

For direct access to more standardized information about your contract or to request service forms, you can call our automated service line 24 hours a day, 365 days a year. Simply:
1. Call (888) PRU-2888 (778-2888) toll free from any touch-tone phone.
2. Press the number on your telephone keypad that corresponds to the type of information you want. Your owner's kit includes a detailed brochure on your automated service options. Highlighted here is just a brief overview of the types of service requests you can make through this line.

Telephone Service Options

If you would like                               Then press

 . To get an update on your annuity contract,
  change your PIN, or order forms                   1
 . To obtain general product information,
  e.g., unit values, interest rates, and
  investment options                                2
 . To speak to a customer service representative     0

Customer Service Representatives

For personalized annuity service, you can call one of our specially trained customer service representatives toll free Monday to Friday, 8 a.m. to 9 p.m. ET. Call (888) PRU-2888 (778-2888), Press 0 *.

How to Reach Us by Mail

Any written requests or correspondence about your annuity should be directed as follows:

Regular Mail                            Express Mail

Prudential Annuity Service Center       Prudential Annuity Service Center
P.O. Box 14215                          194 South Wood Avenue
New Brunswick, NJ 08906-4215            Iselin, NJ 08830

Discovery Select(R) Variable Annuity is issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey) and distributed by Prudential Investment Management Services LLC (PIMS). All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Discovery Select is a registered service mark of Prudential.

Pruco Life Insurance Company, Pruco Life Insurance Company of New
Jersey, 213 Washington Street, Newark, NJ 07102-2992.

Prudential Investment Management Services LLC, 1 00 Mulberry Street, Gateway Center Three, Newark, NJ 07102-4077.

Prudential, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey are each solely responsible for their respective financial condition and contractual obligations.

Norman Rockwell Illustration(C)The Curtis Publishing Company.

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P.O.Box 7478
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Address Service Requested






IFS-200007-A051729
ORD97344
Ed. 06/30/2000

                                                                       VFM-96-OR